Exhibit 4.01

SUPPLEMENTAL TRUST INDENTURE

FROM

NORTHERN STATES POWER COMPANY

(A MINNESOTA CORPORATION)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

DATED JUNE 8, 2020

SUPPLEMENTAL TO TRUST INDENTURE

DATED FEBRUARY 1, 1937

AND

SUPPLEMENTAL AND RESTATED

TRUST INDENTURE

DATED MAY 1, 1988

TABLE OF CONTENTS

		Page
ARTICLE I.	SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE LIEN OF THE INDENTURE	10

SECTION	1.01	10

ARTICLE II.	FORM AND EXECUTION OF SERIES 2051 BONDS	11

SECTION	2.01	11

SECTION	2.02	13

SECTION	2.03	15

SECTION	2.04	15

SECTION	2.05	15

SECTION	2.06	15

ARTICLE III.	APPOINTMENT OF AUTHENTICATING AGENT	18

SECTION	3.01	18

SECTION	3.02	18

SECTION	3.03	19

SECTION	3.04	20

ARTICLE IV.	FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE	20

SECTION	4.01	20

SECTION	4.02	20

SECTION	4.03	21

SECTION	4.04	21

SECTION	4.05	21

SECTION	4.06	23

ARTICLE V.	MISCELLANEOUS	23

SECTION	5.01	23

SECTION	5.02	23

SECTION	5.03	23

SECTION	5.04	24

SECTION	5.05	24

SECTION	5.06	24

-i-

Supplemental Trust Indenture, made effective as of the 8th day of June, 2020, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis, Minnesota (the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under and by virtue of the laws of the United States, having a corporate trust office in the City of Chicago, Illinois (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”), party of the second part;

WITNESSETH:

WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the “Predecessor Company”) has heretofore executed and delivered to the Trustee its Trust Indenture (the “1937 Indenture”), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then-owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
February 1, 1944	Series due February 1, 1974 (retired)
October 1, 1945	Series due October 1, 1975 (retired)
July 1, 1948	Series due July 1, 1978 (retired)
August 1, 1949	Series due August 1, 1979 (retired)
June 1, 1952	Series due June 1, 1982 (retired)

Date of Supplemental Trust Indenture	Designation of Series
October 1, 1954	Series due October 1, 1984 (retired)
September 1, 1956	Series due 1986 (retired)
August 1, 1957	Series due August 1, 1987 (redeemed)
July 1, 1958	Series due July 1, 1988 (retired)
December 1, 1960	Series due December 1, 1990 (retired)
August 1, 1961	Series due August 1, 1991 (retired)
June 1, 1962	Series due June 1, 1992 (retired)
September 1, 1963	Series due September 1, 1993 (retired)
August 1, 1966	Series due August 1, 1996 (redeemed)
June 1, 1967	Series due June 1, 1995 (redeemed)
October 1, 1967	Series due October 1, 1997 (redeemed)
May 1, 1968	Series due May 1, 1998 (redeemed)
October 1, 1969	Series due October 1, 1999 (redeemed)
February 1, 1971	Series due March 1, 2001 (redeemed)
May 1, 1971	Series due June 1, 2001 (redeemed)
February 1, 1972	Series due March 1, 2002 (redeemed)
January 1, 1973	Series due February 1, 2003 (redeemed)
January 1, 1974	Series due January 1, 2004 (redeemed)
September 1, 1974	Pollution Control Series A (redeemed)
April 1, 1975	Pollution Control Series B (redeemed)
May 1, 1975	Series due May 1, 2005 (redeemed)
March 1, 1976	Pollution Control Series C (retired)
June 1, 1981	Pollution Control Series D, E and F (redeemed)
December 1, 1981	Series due December 1, 2011 (redeemed)
May 1, 1983	Series due May 1, 2013 (redeemed)
December 1, 1983	Pollution Control Series G (redeemed)
September 1, 1984	Pollution Control Series H (redeemed)
December 1, 1984	Resource Recovery Series I (redeemed)
May 1, 1985	Series due June 1, 2015 (redeemed)
September 1, 1985	Pollution Control Series J, K and L (redeemed)
July 1, 1989	Series due July 1, 2019 (redeemed)
June 1, 1990	Series due June 1, 2020 (redeemed)
October 1, 1992	Series due October 1, 1997 (retired)
April 1, 1993	Series due April 1, 2003 (retired)
December 1, 1993	Series due December 1, 2000 (retired), and December 1, 2005 (retired)
February 1, 1994	Series due February 1, 1999 (retired)
October 1, 1994	Series due October 1, 2001 (retired)
June 1, 1995	Series due July 1, 2025
April 1, 1997	Pollution Control Series M (redeemed), N (redeemed), O (redeemed) and P (redeemed)
March 1, 1998	Series due March 1, 2003 (retired), and March 1, 2028
May 1, 1999	Resource Recovery Series Q (retired)
June 1, 2000	Resource Recovery Series R (retired); and

WHEREAS, on August 18, 2000, New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and

WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company’s subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture (as hereinafter defined), were assumed by, the Company (the “Assignment”); and

WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and

WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures, which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
June 1, 2002	Series due August 15, 2003 (retired)
July 1, 2002	Pollution Control Series S (redeemed)
August 1, 2002	Series A and Series B due August 28, 2012 (retired)
May 1, 2003	Series due 2004, extendible through 2006 (retired)
August 1, 2003	Series due August 1, 2006 (retired) and Series due August 1, 2010 (retired)
July 1, 2005	Series due July 15, 2035
May 1, 2006	Series due June 1, 2036
June 1, 2007	Series due July 1, 2037
March 1, 2008	Series due March 1, 2018 (redeemed)
November 1, 2009	Series due November 1, 2039
August 1, 2010	Series due August 15, 2015 (retired) and Series due August 15, 2040
August 1, 2012	Series due August 15, 2022 and Series due August 15, 2042
May 1, 2013	Series due May 15, 2023
May 1, 2014	Series due May 15, 2044
August 1, 2015	Series due August 15, 2020 and Series due August 15, 2045
May 1, 2016	Series due May 15, 2046
September 1, 2017	Series due September 15, 2047
September 1, 2019	Series due March 1, 2050

WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the “Original Indenture”; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 which was recorded in the property records in various counties as set forth in Schedule B attached hereto (the “Restated Indenture”), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and

WHEREAS, the Restated Indenture became effective and operative on July 20, 2005; and

WHEREAS, the Original Indenture, the Restated Indenture and all trust indentures supplemental thereto are referred to herein collectively as the “Indenture”; and

WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, BNY Midwest Trust Company accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and

WHEREAS, pursuant to the Transfer and Assumption Agreement dated as of January 1, 2007 between BNY Midwest Trust Company and The Bank of New York Trust Company, N.A. (currently known as The Bank of New York Mellon Trust Company, N.A.), The Bank of New York Trust Company, N.A. accepted the rights, titles and interests of the trustee under the Indenture effective as of January 1, 2007; and

WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

WHEREAS, the Company is desirous of providing for the creation of a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due June 1, 2051” the bonds of such series to be issued as registered bonds without coupons in denominations of a multiple of $2,000 and integral multiples of $1,000 in excess thereof, and the bonds of such series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 2.02 hereof, to-wit:

(Form of Bonds of Series due June 1, 2051)

NORTHERN STATES POWER COMPANY

(Incorporated under the laws of the State of Minnesota)

First Mortgage Bond

Series due June 1, 2051

No.	$

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*

NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the “Company”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, at the office of the Trustee, in the City of Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [            ] Dollars in lawful money of the United States of America, on the 1st day of June, 2051 and to pay interest hereon from the date hereof at the rate of 2.60% percent per annum, in like money, until the Company’s obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 1st day of June and on the 1st day of December in each year, commencing on December 1, 2020 provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any June 1 or December 1 will be paid to the person in whose name this bond was registered at the close of business on the record date (the May 15 prior to such June 1 or the November 15 prior to such December 1 (whether or not a business day)). If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

*	This legend to be included if the bonds are issued as a global bond in book-entry form.

[EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.] *

This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the “1937 Indenture”), as supplemented by 68 supplemental trust indentures (collectively, the “Supplemental Indentures”), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the “Restated Indenture”) and a new supplemental trust indenture for the bonds of this series (the “Supplemental Trust Indenture”), executed by the Company to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the Supplemental Trust Indenture, is referred to herein as the “Indenture.” The Restated Indenture amends and restates the 1937 Indenture and certain of the Supplemental Indentures and became effective and operative on July 20, 2005. Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company’s interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.

The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

At any time prior to December 1, 2050 (which is the date that is six months prior to maturity of the bonds of this series (the “Par Call Date”)), the Company may redeem, in whole or

*	This legend to be included if the bonds are issued as a global bond in book-entry form.

in part, the bonds of this series at a redemption price equal to the greater of (i) 100% of the principal amount of such bonds of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this series being redeemed that would be due if such bonds matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to but excluding the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the Par Call Date, the Company may redeem, in whole or in part, the bonds of this series at 100% of the principal amount of such bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of this series being redeemed (assuming, for this purpose, that the bonds of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series being redeemed.

“Comparable Treasury Price” means with respect to any redemption date of the bonds of this series (i) the average of the Reference Treasury Dealer Quotations for such date fixed for redemption, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such date fixed for redemption, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of such Reference Treasury Dealer Quotations for the date fixed for redemption.

“Independent Investment Banker” means one of the Reference Treasury Dealers or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, and a Primary Treasury Dealer selected by each of MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, or their respective affiliates or successors, provided, however, that if any of the foregoing, or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.

“Treasury Rate” means, with respect to any date fixed for redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such date fixed for redemption. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

Bonds of this series are not subject to a sinking fund.

This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in the City of Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

The Company shall not be required to issue, transfer or exchange any bond of this series during a period of 10 days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee under the Indenture, or its successor thereunder.

IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated:	NORTHERN STATES POWER COMPANY

Attest: [Form – Not for Signature]	By:	[Form – Not for Signature]
Vice President

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Form – Not for Signature]
Authorized Officer

Dated:

and

WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of September 1, 2019; and

WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company; and

WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

Now, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

ARTICLE I.

SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY

TO THE LIEN OF THE INDENTURE

SECTION 1.01. The Company, in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm, to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in the schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products and profits thereof;

Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, upon the occurrence and continuation of a Completed Default as defined in the Indenture, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession, free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such Completed Default under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

To have and to hold all said property, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to Permitted Encumbrances and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

ARTICLE II.

FORM AND EXECUTION OF SERIES 2051 BONDS

SECTION 2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due June 1, 2051, which shall bear the descriptive title “First Mortgage Bonds, Series due June 1, 2051,” (such bonds, the “Series 2051 Bonds”) and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2051 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Series 2051 Bonds shall initially be authenticated and delivered in the aggregate principal amount of $700,000,000. The Series 2051 Bonds may be reopened and additional bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the price to the public and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Series 2051 Bonds. Any such additional Series 2051 Bonds, together with the Series 2051 Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of

$1,300,000,000. The Series 2051 Bonds shall mature on June 1, 2051, and shall be issued as registered bonds without coupons in denominations of $2,000, and integral multiples of $1,000 in excess thereof. The Series 2051 Bonds shall bear interest at a rate of 2.60% per annum on the principal amount thereof payable semi-annually on June 1 and December 1 of each year, commencing on December 1, 2020, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2051 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Series 2051 Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

As long as there is no existing default in the payment of interest on the Series 2051 Bonds, the person in whose name any Series 2051 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Series 2051 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2051 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2051 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2051 Bond may be listed, and upon such notice as may be required by such exchange.

The term “Record Date” as used in this Section 2.01 with respect to any interest payment date (June 1 or December 1) shall mean the May 15 prior to such June 1 or the November 15 prior to such December 1 (whether or not a business day).

As used in this Section 2.01, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

The “Special Record Date” as used in this Section 2.01 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2051 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2051 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2051 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.

The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2051 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section  2.01, such payment shall be deemed practicable by the Trustee.

SECTION 2.02. At any time prior to December 1, 2050 (which is the date that is six months prior to maturity of the Series 2051 Bonds (the “Par Call Date”)), the Company may redeem, in whole or in part, the Series 2051 Bonds at a redemption price equal to the greater of (i) 100% of the principal amount of such Series 2051 Bonds being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2051 Bonds being redeemed that would be due if such Bonds matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to but excluding the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after the Par Call Date, the Company may redeem, in whole or in part, the Series 2051 Bonds at 100% of the principal amount of such Series 2051 Bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Series 2051 Bonds being redeemed (assuming, for this purpose, that the Series 2051 Bonds matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series 2051 Bonds being redeemed.

“Comparable Treasury Price” means with respect to any redemption date of the Series 2051 Bonds (i) the average of the Reference Treasury Dealer Quotations for the date fixed for redemption, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for the date fixed for redemption, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of such Reference Treasury Dealer Quotations for the date fixed for redemption.

“Independent Investment Banker” means one of the Reference Treasury Dealers or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, and a Primary Treasury Dealer selected by each of MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, or their respective affiliates or successors, provided, however, that if any of the foregoing, or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.

“Treasury Rate” means, with respect to any date fixed for redemption, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such date fixed for redemption. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

The Series 2051 Bonds are not subject to a sinking fund.

The redemption price of the Series 2051 Bonds need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.

For purposes of Section 10.02 of the Indenture, the redemption price to be set forth in the notice of any redemption of the Series 2051 Bonds occurring prior to the Par Call Date may be the manner of calculation thereof. The Company shall give the Trustee notice of such redemption price promptly after the calculation thereof and the Trustee shall not be responsible for any such calculation.

SECTION 2.03. The registered owner of any Series 2051 Bond or Bonds, at his, her or its option, may surrender the same with other bonds of such series at the office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.04 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place specified as aforesaid.

Notwithstanding any other provisions of the Indenture to the contrary, the Company shall not be required to issue, transfer or exchange any Series 2051 Bond of a series during a period of ten (10) days next preceding any selection of Series 2051 Bonds of such series to be redeemed. The Company shall not be required to transfer or exchange any Series 2051 Bond called or being called for redemption in its entirety or to transfer or exchange the called portion of a Series 2051 Bond which has been called for partial redemption.

SECTION 2.04. No charge shall be made by the Company for any exchange or transfer of Series 2051 Bonds other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

SECTION 2.05. The Series 2051 Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, and its corporate seal shall be thereunto affixed, or printed, lithographed or engraved thereon, in facsimile, and attested by the signature of its Secretary or one of its Assistant Secretaries. Any such signatures may be manual or facsimile signatures and may be imprinted or otherwise reproduced. In case any of the officers who shall have signed any Series 2051 Bonds or attested the seal thereon shall cease to be such officers of the Company before the Series 2051 Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Series 2051 Bonds nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons who signed such Series 2051 Bonds and attested the seal thereon had not ceased to be such officer or officers of the Company. Any Series 2051 Bond issuable hereunder may be signed or attested on behalf of the Company by such person as at the actual date of the execution of such Series 2051 Bond shall be the proper officer of the Company, although at the date of such Series 2051 Bond such person shall not have been an officer of the Company.

SECTION 2.06. (a)    Except as provided in subsections (c) and (g) of this Section 2.06, the registered holder of all of the Series 2051 Bonds shall be The Depository Trust Company (“DTC”) and such Series 2051 Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, premium, if any, and interest on any Series 2051 Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Series 2051 Bonds to the account of Cede & Co. on each such payment date for the Series 2051 Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee.

(b)    The Series 2051 Bonds shall be initially issued in the form of one or more separate single authenticated fully registered certificates in the aggregate principal amount of all Series 2051 Bonds. Upon initial issuance, the ownership of such Series 2051 Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the Series 2051 Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Series 2051 Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in subsection (g) below of this Section 2.06; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC’s participants (each, a “Participant”), any person claiming a beneficial ownership in the Series 2051 Bonds under or through DTC or any Participant (each, a “Beneficial Owner”) or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to (1) the accuracy of any records maintained by DTC or any Participant; (2) the payment by DTC or any Participant of any amount in respect of the principal of, premium, if any, or interest on the Series 2051 Bonds; (3) the delivery by DTC or any Participant of any notice to any Beneficial Owner which is permitted or required to be given to registered holders under the Indenture of the Series 2051 Bonds; (4) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Series 2051 Bonds; or (5) any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Series 2051 Bonds registered in the name of Cede & Co. only to or “upon the order of” (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company’s obligations with respect to the principal of, premium, if any, and interest on such Series 2051 Bonds to the extent of the sum or sums so paid. Except as otherwise provided in subsections (c) and (g) below of this Section 2.06, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Series 2051 Bonds. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word “Cede & Co.” in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

(c)    If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates for the Series 2051 Bonds or there shall have occurred and be continuing a Completed Default with respect to the Series 2051 Bonds, the Company shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates for Series 2051 Bonds. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the Restated Indenture and Section 2.03 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.06(c). DTC may determine to discontinue providing its services with respect to a series of the Series 2051 Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for the Series 2051 Bonds as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (i) to make available one or more separate certificates evidencing the Series 2051 Bonds to any Participant or (ii) to arrange for another book-entry depository to maintain custody of certificates evidencing the Series 2051 Bonds registered in the name of such depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the Series 2051 Bonds (except as provided in subsection (g) below of this Section 2.06). After such agreement has become effective, DTC shall present the Series 2051 Bonds for registration of transfer in accordance with Section 2.12 of the Restated Indenture, and the Trustee shall register them in the name of the successor book-entry depository or its nominee and all references thereafter to DTC shall be to such successor book-entry depository. If a successor book-entry depository has not accepted such position before the effective date of DTC’s termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Series 2051 Bonds.

(d)    Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Series 2051 Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Series 2051 Bonds and all notices with respect to such Series 2051 Bonds shall be made and given, respectively, to DTC as provided in the blanket representation letter between DTC and the Company. The Trustee is hereby authorized and directed to comply with all terms of the representation letter to the extent applicable to the Trustee.

(e)    In connection with any notice or other communication to be provided pursuant to the Indenture for the Series 2051 Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Series 2051 Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.

(f)    NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE SERIES 2051 BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE SERIES 2051 BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.

SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE SERIES 2051 BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF THE SERIES 2051 BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE SERIES 2051 BONDS NOR THE PARTICIPANTS.

(g)    The Company, in its sole discretion, may terminate the services of DTC with respect to the Series 2051 Bonds if the Company determines that: (i) DTC (x) is unable to discharge its responsibilities with respect to Series 2051 Bonds or (y) at any time ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended; or (ii) there shall have occurred and be continuing a Completed Default with respect to either series of Series 2051 Bonds. The Company, in its sole discretion and subject to DTC’s procedures, may terminate the services of DTC with respect to Series 2051 Bonds if the Company determines that a continuation of the requirement that all of the outstanding Series 2051 Bonds be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Series 2051 Bonds. After such event and if no substitute book-entry depository is appointed by the Company, the bond certificates for the Series 2051 Bonds will be delivered as described in the Indenture.

(h)    Upon the termination of the services of DTC with respect to the Series 2051 Bonds pursuant to subsections (c) or (g) of this Section 2.06 after which no substitute book-entry depository is appointed, the Series 2051 Bonds shall be registered in whatever name or names holders transferring or exchanging Series 2051 Bonds shall designate in accordance with the provisions of the Indenture.

ARTICLE III.

APPOINTMENT OF AUTHENTICATING AGENT

SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Series 2051 Bonds in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

SECTION 3.02. (a)    Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation, trust company or banking association organized and doing business under the laws of the United States or of any State, shall be authorized under such laws to act as authenticating agent, shall have a combined capital and surplus of at least $10,000,000 and shall be subject to supervision or examination by Federal or State authority. If such corporation, trust company or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

(b)    Any corporation, trust company or banking association into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation, trust company or banking association resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation, trust company or banking association succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

(c)    Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.

(d)    The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of Section 3.01 and this Section  3.02, reasonable compensation for its services.

SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Series 2051 Bonds shall have endorsed thereon, in addition to the Trustee’s Certificate, an alternate Trustee’s Certificate in the following form:

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Form – Not for Signature]
Authenticating Agent

By:	[Form – Not for Signature]
Authorized Officer

Dated:

SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

ARTICLE IV.

FINANCING STATEMENT TO COMPLY WITH

THE UNIFORM COMMERCIAL CODE

SECTION 4.01. The name and address of the debtor and secured party are set forth below:

Debtor:	Northern States Power Company
414 Nicollet Mall Minneapolis, Minnesota 55401

Secured Party:	The Bank of New York Mellon Trust Company, N.A., Trustee
2 North LaSalle Street Suite 1020 Chicago, Illinois 60602

NOTE: Northern States Power Company, the debtor above named, is “a transmitting utility” under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

First Mortgage Bonds	Principal Amount
Series due July 1, 2025	$250,000,000
Series due March 1, 2028	$150,000,000
Series due July 15, 2035	$250,000,000
Series due June 1, 2036	$400,000,000
Series due July 1, 2037	$350,000,000
Series due March 1, 2018	$500,000,000
Series due November 1, 2039	$300,000,000
Series due August 15, 2040	$250,000,000
Series due August 15, 2022	$300,000,000
Series due August 15, 2042	$500,000,000
Series due May 15, 2023	$400,000,000
Series due May 15, 2044	$300,000,000
Series due August 15, 2020	$300,000,000
Series due August 15, 2045	$300,000,000
Series due May 15, 2046	$350,000,000
Series due September 15, 2047	$600,000,000
Series due September 15, 2050	$600,000,000
Series due June 1, 2051	$700,000,000

SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.

SECTION 4.05. The 1937 Indenture, the Restated Indenture and the prior Supplemental Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture	Supplemental Indenture
Dated February 1, 1937	Dated June 1, 1952

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1942	Dated October 1, 1954

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1944	Dated September 1, 1956

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1945	Dated August 1, 1957

Supplemental Indenture	Supplemental Indenture
Dated July 1, 1948	Dated July 1, 1958

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1949	Dated December 1, 1960

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1961	Dated May 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1962	Dated December 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1963	Dated September 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1966	Dated December 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1967	Dated May 1, 1985

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1967	Dated September 1, 1985

Supplemental Indenture	Supplemental and Restated Indenture
Dated May 1, 1968	Dated May 1, 1988

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1969	Dated July 1, 1989

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1971	Dated June 1, 1990

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1971	Dated October 1, 1992

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1972	Dated April 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1973	Dated December 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1974	Dated February 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1974	Dated October 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated April 1, 1975	Dated June 1, 1995

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1975	Dated April 1, 1997

Supplemental Indenture	Supplemental Indenture
Dated March 1, 1976	Dated March 1, 1998

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1981	Dated May 1, 1999

Supplemental Indenture	Supplemental Indenture
Dated December 1, 1981	Dated June 1, 2000

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2000	Dated March 1, 2008

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2002	Dated November 1, 2009

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2002	Dated August 1, 2010

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2002	Dated August 1, 2012

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2003	Dated May 1, 2013

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2003	Dated May 1, 2014

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2005	Dated August 1, 2015

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2006	Dated May 1, 2016

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2007	Dated September 1, 2017

Supplemental Indenture
Dated September 1, 2019

SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

ARTICLE V.

MISCELLANEOUS

SECTION 5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee’s certificate) and the Trustee shall incur no responsibility in respect of such matters.

SECTION 5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.

SECTION 5.03 (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

(b)    In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

SECTION 5.04. Wherever in this Supplemental Trust Indenture the word “Indenture” is used without the prefix “1937,” “Original,” “Restated,” or “Supplemental,” such word was used intentionally to include in its meaning both the 1937 Indenture, as amended and restated by the Restated Indenture, and all indentures supplemental thereto.

SECTION 5.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 5.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

(b)    The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

The total aggregate amount of obligations to be issued forthwith under this Supplemental Trust Indenture shall not exceed $700,000,000.

IN WITNESS WHEREOF, on this 8th day of June, A.D. 2020, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name to be hereunto affixed and this Supplemental Trust Indenture effective June 8, 2020, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), a national banking association, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this Supplemental Trust Indenture effective June 8, 2020, to be signed by its President, a Vice President, an Assistant Vice President or another duly authorized officer.

NORTHERN STATES POWER COMPANY

/s/ Sarah W. Soong
By:	Sarah W. Soong
Its:	Vice President and Treasurer

Attest:

/s/ Wendy B. Mahling
By: Its:	Wendy B. Mahling Vice President, Corporate Secretary

[Signature page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

/s/ Tamara Klement-Ellis
By:	Tamara Klement-Ellis
Its:	Director

[Signature page to Supplemental Indenture]

STATE OF MINNESOTA	)
) SS.:
COUNTY OF SCOTT	)

This instrument was acknowledged before me on June 8, 2020 by Sarah W. Soong as Vice President and Treasurer, and Wendy B. Mahling, as Vice President, Corporate Secretary, of Northern States Power Company, a Minnesota corporation, on behalf of the corporation.

/s/ Kristin Lynn Westlund
Kristin Lynn Westlund
Notary Public
My commission expires: January 31, 2021

STATE OF FLORIDA	)
) SS.:
COUNTY OF DUVAL	)

On the 2nd day of June in the year 2020, before me, the undersigned, personally appeared, Tamara Klement-Ellis, Director of The Bank of New York Mellon Trust Company, N.A., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Cynthia M. Moore
Notary Public

Cynthia M. Moore
My Commission #GG284329
Expires December 13, 2022

SCHEDULE A

The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to The Bank of New York Mellon Trust Company N.A. as successor trustee to Harris Trust and Savings Bank, effective as of June 8, 2020, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clause or elsewhere in the Indenture.

I.         PROPERTIES IN THE STATE OF MINNESOTA

1.	The following described real property, situate, lying and being in the County of Nobles, to wit:

Zephyr Substation

The East 625.00 feet of the North 650.00 feet of the East Half of the Northeast Quarter (E1/2 NE1/4) of Section 27 in Township 104 North, Range 42 West, according to the U.S. Government Survey thereof. Nobles County, Minnesota.

2.	The following described real property, situate, lying and being in the County of Lincoln, to wit:

Wind Farm Easements for Blazing Star Wind Farm 2

Tract 1:

Fee Owner: Donald E. Olsen, Trustee of the Carol A. Olsen Family Trust dated April 18, 2018 and Donald E. Olsen and Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2018, as successor in interest to Carol A. Olsen and Donald E. Olsen, Trustees of the Carol A. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest; Donald E. Olsen, Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest

File Number: 01040-21106u

PIN: 11-0099-000

The South half of the Southeast quarter (S1/2 SE1/4) of Section Sixteen (16), Township One hundred thirteen (113) North, Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota;

EXCEPTING THEREFROM:

The East Two hundred fifty (250) feet of the South Three hundred (300) feet of the North Three hundred sixty five (365) feet of the East half of the Southeast quarter of the Southeast quarter of the Southeast quarter (E1/2 SE1/4 SE1/4 SE1/4) of Section Sixteen (16), Township One hundred thirteen (113) North, Range Forty five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota;

ALSO EXCEPTING:

The West 32 feet of the East 282 feet of the South 300 feet of the North 365 feet of the East Half of the Southeast Quarter of the Southeast Quarter of the Southeast Quarter (E1/2 SE1/4 SE1/4 SE1/4) of Section Numbered Sixteen (16) in Township Numbered One Hundred Thirteen (113) North of Range Numbered Forty-five (45) West of the 5th Principal Meridian, Lincoln County, Minnesota;

ALSO EXCEPTING:

The North 65 feet of the East 282 feet of the East Half of the Southeast Quarter of the Southeast Quarter of the Southeast Quarter (E1/2 SE1/4 SE1/4 SE1/4) of Section Numbered Sixteen (16) in Township Numbered One Hundred Thirteen (113) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota;

ALSO EXCEPTING:

The South 15 feet of the East 282 feet of the East Half of the Northeast Quarter of the Southeast Quarter of the Southeast Quarter (E1/2 NE1/4 SE1/4 SE1/4) of Section Numbered Sixteen (16) in Township Numbered One Hundred Thirteen (113) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 2

Fee Owner: Donald E. Olsen, Trustee of the Carol A. Olsen Family Trust dated April 18, 2018 and Donald E. Olsen and Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2018, as successor in interest to Carol A. Olsen and Donald E. Olsen, Trustees of the Carol A. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest; Donald E. Olsen, Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest

File Number: 01040-21106u

PIN: 11-0130-000

The East half of the Northeast Quarter (E1/2 NE1/4); and The East half of the West Half of the Northeast Quarter (E1/2 W1/2 NE1/4); and The East half of the West Half of the West Half of ·the Northeast Quarter (E1/2 W1/2 W1/2 NE1/4) All of Section Twenty one (21), Township One hundred Thirteen (113) North, Range Forty five (45) West of the Fifth P.M., Lincoln County, Minnesota.

Tract 3:

Fee Owner: William Sterzinger and Wendy J. Sterzinger, husband and wife, as successor in interest to Barbara A. Schalek, a single person

File Number: 17000330424-125

PIN: 11-0131-000

The Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) and the North Half of the Southwest Quarter (N1/2 SW1/4) of Section Twenty-One (21) in Township One Hundred Thirteen (113), North of Range Forty-five (45), West of the Fifth (5th) Principal Meridian, County of Lincoln, State of Minnesota.

Tract 4:

Fee Owner: Beverly Lozinski, Trustee of the Raymond E. Lozinski Revocable Trust dated September 5, 2014, as to an undivided 1/2 interest, and Beverly Lozinski, Trustee of the Beverly Lozinski Revocable Trust dated September 5, 2014, as to an undivided 1/2 interest.

File No. 17000330424-107

PIN: 11-0132-000

The South Half of the Southwest Quarter (S1/2 SW1/4) of Section Twenty-one (21), Township One Hundred Thirteen (113) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 5:

Fee Owner: Mary Ellen Otto, a single person, as to a Life Estate; and James J. Otto, as trustee of the Stanley J. and Mary Ellen Otto Irrevocable Trust u/a/d March 8, 1992

File No. 17000330424-299

PIN No. 11-0133-000

The Southeast Quarter (SE1/4) of Section Twenty-one (21), Township One Hundred Thirteen (113) North, Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 6:

Fee Owner: Eugene F. Panka and Diane B. Panka, as joint tenants

File No.: 01040-21108d

PIN No.: 11-0169-000

The North Half of the Northwest Quarter (N1/2 NW1/4), and the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) and the North Half of the Southwest Quarter (N1/2 SW1/4) of Section Twenty-seven (27), Township One Hundred Thirteen (113) North of Range Forty Five (45) West of the 5th P.M., Lincoln County, Minnesota, EXCEPT the following: the North 1600 feet of the East 850 feet of the Northwest Quarter (NW 1⁄4).

Tract 7:

Fee Owner: Eugene F. Panka and Diane B. Panka, as joint tenants

File No.: 01040-2118d

PIN No.: 11-0170-000

The Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) of Section Twenty-seven (27), Township One Hundred Thirteen (113) North of Range Forty-Five (45) West of the 5th P.M., Lincoln County, Minnesota, EXCEPT the following: The North 1600 feet of the East 850 feet of the Northwest Quarter (NW1/4).

Tract 8:

Fee Owner: Robert E. Olsen and Bernadine M. Olsen, husband and wife, as joint tenants

File No. 17000330424-104

PIN No. 11-0171-000

The South Half of the Southwest One-Fourth (S1/2 of SW1/4) of Section Twenty-seven (27), in Township One Hundred Thirteen (113N) North, Range Forty-five (45W) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 9:

Fee Owner: Dorance Lacek and Elaine Lacek, husband and wife, as joint tenants

File No. 17000330424-296

PIN No. 11-0173-010

The West Half of the Northwest Quarter (W1/2 NW1/4) of Section Twenty-eight (28), Township One Hundred thirteen (113) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

Less and Except a parcel conveyed in Quit Claim Deed recorded August 16, 2001 as Document No. 154030, more particularly described as follows:

The Westerly Four Hundred Ten (410) feet of the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section Numbered Twenty-eight (28) in Township Numbered One Hundred Thirteen (113) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 10:

Fee Owner: Beverly Lozinski, Trustee of the Raymond E. Lozinski Revocable Trust dated September 5, 2014, as to an undivided 1/2 interest, and Beverly Lozinski, Trustee of the Beverly Lozinski Revocable Trust dated September 5, 2014, as to an undivided 1/2 interest.

File No. 17000330424-108

PIN No. 11-0174-000

The North Half of the Northeast (N1/2 NE1/4) and the Southwest Quarter of the Northeast Quarter (SW1/4 NE1/4) and the Northeast Quarter of the Northwest Quarter (NE1/4 NW1/4), all in Section Twenty-eight (28), Township One Hundred Thirteen (113) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 11:

Fee Owner: Scott E. Panka and Chesney M. Panka

File No. 17000330424-042

PIN No. 11-0176-010

The Southeast Quarter of the Northeast Quarter (SE1/4 NE1/4) and the East Half of the Southeast Quarter (E1/2 SE1/4) and the Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of Section Twenty-Eight (28) in Township One Hundred Thirteen (113) North of Range Forty-Five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

EXCEPT

That part of the South Half of the Southeast Quarter (S1/2 SE1/4) of Section Twenty-eight (28), Township One Hundred Thirteen (113) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, described as follows:

Commencing at the Southeast corner of said Section 28; thence North 00°00’00” East, assumed bearing, along the East line of said Section 28, a distance of 619.00 feet to the point of beginning of the tract to be described; thence continuing North 00°00’00” East a distance of 33.05 feet; thence North 86°46’02” West a distance of 885.57 feet; thence North 00°00’00” East a distance of 378.00 feet; thence North 88°44’22” West a distance of 521.00 feet; thence South 18°43’55” West a distance of 490.00 feet; thence South 28°09’00” East a distance of 125.00 feet; thence South 66°14’20” East a distance of 303.00 feet; thence South 88°58’00” East a distance of 342.00 feet; thence North 00°00’00 East a distance of 280.00 feet; thence South 86°46’02” East a distance of 885.58 feet to the point of beginning.

Tract 12:

Fee Owner: Alma C. Schalek

File No. 17000330424-124

PIN No. 11-0197-000

All that part of the Northwest Quarter of the Northeast Quarter of Section 32, Township 113 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the northwest corner of said Northeast Quarter; thence South 89 degrees 57 minutes 40 seconds East, bearing based on Lincoln County Coordinate System, along the north line of said Northeast Quarter, a distance of 673.00 feet, to the point of beginning; thence continuing South 89 degrees 57 minutes 40 seconds East, along the north line, a distance of 392.00 feet; thence South 01 degrees 30 minutes 00 seconds West a distance of 560.00 feet; thence South 39 degrees 34 minutes 53 seconds West a distance of 233.00 feet; thence North 88 degrees 35 minutes 25 seconds West a distance of 205.00 feet; thence North 01 degrees 52 minutes 00 seconds West a distance of 735.00 feet, to the point of beginning.

Tract 13:

Fee Owner: Alma C. Schalek, Trustee of the Alma C. Schalek Revocable Living Trust dated 4/27/2009

File No. 17000330424-122

PIN No. 11-0197-010

All of the Northwest Quarter of the Northeast Quarter of Section 32, Township 113 North, Range 45 West, Lincoln County, Minnesota;

EXCEPT parcel conveyed in Trustee’s Deed recorded July 22, 2014 as Document No. 2014-000964, more particularly described as follows:

All that part of the Northwest Quarter of the Northeast Quarter of Section 32, Township 113 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the northwest corner of said Northeast Quarter; thence South 89 degrees 57 minutes 40 seconds East, bearing based on Lincoln County Coordinate System, along the north line of said Northeast Quarter, a distance of 673.00 feet, to the point of beginning; thence continuing South 89 degrees 57 minutes 40 seconds East, along said north line, a distance of 392.00 feet; thence South 01 degrees 30 minutes 00 seconds West a distance of 560.00 feet; thence South 39 degrees 34 minutes 53 seconds West a distance of 233.00 feet; thence North 88 degrees 35 minutes 25 seconds West a distance of 205.00 feet; thence North 01 degrees 52 minutes 00 seconds West a distance of 735.00 feet, to the point of beginning.

Tract 14:

Fee Owner: Alma C. Schalek, Trustee of the Alma C. Schalek Revocable Living Trust dated 4/27/2009

File No. 17000330424-123

PIN No. 11-0198-000

The Northeast of the Northeast quarter (NE1/2 NE1/4) and the North half of the South half of the Northeast quarter (N1/2 S1/2 NE1/4) all in Section Thirty-two (32), Township One hundred thirteen (113), Range Forty-five (45), Lincoln County, Minnesota.

Tract 15:

Fee Owner: Daniel Lasnetski, as to an undivided one-half interest; Barber Family Farms, Limited Partnership, as to an undivided one-half interest

File No. 17000330424-216

PIN No. 11-0204-000

The Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4) of Section Thirty-three (33), Township One Hundred Thirteen (113) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 16:

Fee Owner: George Skorczewski, as trustee of the George Skorczewski Revocable Living Trust Agreement dated August 25, 2004

File No. 01040-21109yy

PIN No. 11-0205-000

East half of the Southwest quarter (E1/2 SW1/4) and the West half of the Southeast quarter (W1/2 SE/4) of Section Thirty-three (33) in Township One hundred thirteen (113) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 17:

Fee Owner: Chad E. Olsen and Faith M. Olsen, husband and wife as joint tenants

File Number: 17000330424-351

PIN: 11-0206-000

The West Half of the Northeast Quarter and the North Half of the Northwest Quarter of Section Thirty-four (34), Township One Hundred Thirteen (113) North, Range Forty-Five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 18:

Fee Owner: Wayne Lacek and Kathryn Lacek, husband and wife

File No. 17000330424-300

PIN No. 11-0207-000

The South Half of the Northwest Quarter (S1/2 NW1/4), and the West half of the Southwest Quarter (W1/2 SW1/4), of Section Thirty-four (34), Township One hundred thirteen (113) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 19:

Fee Owner: Donald E. Olsen, Trustee of the Carol A. Olsen Family Trust dated April 18, 2018 and Donald E. Olsen and Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2018, as successor in interest to Carol A. Olsen and Donald E. Olsen, Trustees of the Carol A. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest; Donald E. Olsen, Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest

File No. 17000330424-069

PIN No. 11-0208-000

The West half of the Southeast Quarter (W1/2 SE1/4) and the East half of the Southwest Quarter (E1/2 SW1/4) of Section Thirty-four (34), Township One hundred thirteen (113) North, Range Forty-five (45) West of the Fifth P.M., Lincoln County, Minnesota.

Tract 20:

Fee Owner: Robert E. Olsen and Bernadine M. Olsen, husband and wife, as joint tenants

File No. 17000330424-105

PIN No. 11-0209-000

The East Half of the East Half (E1/2 of E1/2) of Section Numbered Thirty-four (34), in Township Numbered One Hundred Thirteen (113) North of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian in the County of Lincoln, State of Minnesota.

Tract 21:

Fee Owner: Richard A. Olsen and Glenda K. Olsen, Trustees of the Richard A. Olsen and Glenda K. Olsen Revocable Living Trust dated March 13, 2015

File Number: 01040-21107f.2

PIN: 11-0210-000

West half of the Northwest quarter (W1/2 NW1/4) of Section Thirty-five (35), Township One hundred thirteen (113) North, Range Forty-five (45) West of the Fifth principal meridian, Lincoln County, Minnesota.

Tract 22:

Fee Owner: Robert E. Olsen and Bernadine M. Olsen, husband and wife, as joint tenants

File Number: 17000330424-106

PIN: 11-0215-000

West Half of the Southwest One-Fourth (W1/2 SW1/4) of Section Thirty-five (35), Township One Hundred Thirteen (113), Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 23:

Fee Owner: Loren L. Epple and Anna B. Epple, husband and wife, as joint tenants

File Number: 17000330424-033

PIN: 06-0002-000

Government Lot Numbered One (1) of Section Numbered One (1) in Township One Hundred Twelve (112) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 24:

Fee Owner: Clayton J. Ross and Marilyn Ross, as Trustees of the Clayton J. Ross Trust under agreement dated April 1, 2014, and Marilyn Ross and Clayton J. Ross, as Trustees of the Marilyn Ross Trust under agreement dated April 1, 2014, each an undivided 1⁄2 interest, as tenants in common

File Number: 01040-21109a

PIN:06-0048-000

The North Half of the Southeast Quarter (N1/2 SE1/4); the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4); and the Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4) all in Section Ten (10) Township One Hundred Twelve (112), Range Forty-Six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 350 feet long, parallel and adjacent to the east property line; beginning at the southeast corner of the Southeast Quarter of Section 10, Township 112 North, Range 46 West and extending north 350 feet; within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 25:

Fee Owner: Verlyn Dewayne Johnson, an unmarried person;

File Number: 01040-21102s

PIN: 06-0049-000

The West Half of the Northwest Quarter (W1/2 of NW1/4), Section 11, Township 112 North, 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 1,320 feet long, parallel and adjacent to the north property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 26:

Fee Owner: Verlyn Dewayne Johnson, an unmarried person;

File Number: 01040-21102s

PIN: 06-0049-000

The West Half of the Northwest Quarter (W1/2 of NW1/4), Section 11, Township 112 North, 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,640 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 27:

Fee Owner: Verlyn Dewayne Johnson, an unmarried person;

The equitable interest to purchase title to the land created by that land contract dated March 5, 2003 between Lorrae Carstens, a single person, seller and Verlyn D. Johnson, buyer, recorded March 10, 2003 as Document No. 2003-000040, as to the N2SW4 of Section Eleven (11), Township One Hundred Twelve (112), Range Forty-six (46) West.

File Number: 01040-21102s

PIN: 06-0049-010

The Northwest of the Southwest Quarter (NW1/4 of SW1/4), Section 11, Township 112 North, 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 1,322 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 28:

Fee Owner:

Chad A. Olsen and Pamela J. Olsen, as trustees of the Trust Agreement of Chad A. Olsen date d April 30, 2008 and Pamela J. Olsen and Chad A. Olsen as Trustee of the Trust Agreement of Pamela J. Olsen dated April 30, 2008, as successors in interest to Chad A. Olsen and Pamela J. Olsen, as trustees of the Trust Agreement of Chad A. Olsen date d April 30, 2008.

File Number: 01040-20836x

PIN: 06-0053-000

The S1/2 of the SW1/4 of Section 11, Township 112 North, Range 46 West except the East 4 rods of the South 27 rods, Lincoln County Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 1,322 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 29:

Fee Owner:

Chad A. Olsen and Pamela J. Olsen, as trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008 and Pamela J. Olsen and Chad A. Olsen as Trustee of the Trust Agreement of Pamela J. Olsen dated April 30, 2008, as successors in interest to Chad A. Olsen and Pamela J. Olsen, as trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008.

File Number: 01040-20836x

PIN: 06-0053-000

The S1/2 of the SW1/4 of Section 11, Township 112 North, Range 46 West except the East 4 rods of the South 27 rods, Lincoln County Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,582 feet long, parallel and adjacent to the south property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 30:

Fee Owner: Steven L. Vizecky

File Number: 01040-20838x

PIN: 06-0058-000

The South Half of the South Half of Section 12, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 31:

Fee Owner: Steven L. Vizecky

File Number: 01040-20838x

PIN: 06-0059-000

The Northwest Quarter (NW1/4) of Section Numbered Thirteen (13) in Township One Hundred Twelve (112) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 32:

Fee Owner: Steven L. Vizecky

File Number: 01040-20838z

PIN: 06-0060-000

The West Half of the Northeast Quarter of Section 13 all in Township 112 North of Range 46 West of the Fifth Principal Meridian,

Excepting therefrom:

all that part of the NE1⁄4 of Section 13, Township 112 North, Range 46 West, Lincoln County, Minnesota, bounded by the following described lines: beginning at the North quarter corner of said Section 13; thence South 00º02´ West, 2628.89´ on and along the N-S quarter line of said Section 13 to its intersection with the E-W quarter line; thence North 89º30´ East, 918.41´ on and along said E-W quarter line; thence North 02º20´ East, 370.08´; thence North 74º28´30´´ West, 405.92´; thence North 44º41´ West, 237.05´; thence North 03º25´45´´ West, 433.84´; thence North 78º02´45´´ East, 140.36´; thence North 06º39´30´´ West, 263.23´; thence North 86º37´ West, 271.32´; thence North 00º55´ East, 466.12´; thence South 87º47´30´´ East, 98.34´; thence North 03º42´30´´ East, 346.00´; thence North 79º58´ West, 191.10´; thence North 03º36´15´´ East, 129.68´; thence North 89º 39´15´´ West, 98.55´; thence North 00º02´ East, 264.00´ to the North line of Section 13; thence South 89º41´30´´ West, 33.00´ on and along said North section line to the point of beginning.

Tract 33:

Fee Owner: Wendy Rychley and Denise Arntson, Trustees of the Lawrence Carr Trust B in conformance with Article V of the Last Will and Testament dated September 12, 1980.

File Number: 01040-20835k

PIN: 06-0061-000

The East One-Half of the Northeast Quarter and the North One-Half of the Southeast Quarter of Section 13 in Township 112 North, Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota,

excepting therefrom the following described Tract:

Commencing at the North Quarter corner of said Section 13, thence South 00 degrees 02 seconds West 2,628.89 feet on and along the North-South Quarter line of said Section 13 to its intersection with the East-West Quarter line of said Section 13 and to the point of beginning, thence continuing South 00 degrees 02 minutes West a distance of 1317.31 feet on and along said North-South Quarter line to its intersection with the South 1/16 line of said Section 13; the North 89 degrees 20 minutes 45 seconds East a distance of 137.00 feet on and along said 1/16 line; thence North 00 degrees 36 minutes 15 seconds east 759.75 feet; thence South 87 degrees 38 minutes 30 seconds East 759.75 feet; thence South 87 degrees 38 minutes 30 seconds East 750.36 feet; thence North 02 degrees 20 seconds East 595.40 feet to the East-West Quarter line of said Section 13; thence South 89 degrees 30 minutes West 918.41 feet on and along said East-West Quarter line to the point of beginning.

Tract 34

Fee Owner: S & L Weber, LLC, a Minnesota limited liability company, as successor in interest to Roxane Weber and Andrew J. Weber, Trustees of the Roxane Weber Revocable Living Trust dated April 24, 2006

File Number: 17000330424-355

PIN: 06-0068-000

The North Half of the Northwest Quarter (N1/2 NW1/4) of Section Fourteen (14), Township One Hundred Twelve (112) North, Range Forty-Six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 1,000 feet long, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 35:

Fee Owner: Vincent A. Bednarek

File Number: 01040-20835f

PIN: 06-0069-000

The South One-Half of the Northwest Quarter (S1/2 NW1/4) and the North One-Half of the Southwest (N1/2 SW1/4) of Section Numbered Fourteen (14) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 1,920 feet long, parallel and adjacent to the west property line, beginning at the southwest corner of the North Half of the Southwest Quarter of Section 14, Township 112 North, Range 46 West, and running north 1920 feet along the west property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 36:

Fee Owner: Vincent A. Bednarek

File Number: 01040-20835f

PIN: 06-0069-000

The South One-Half of the Northwest Quarter (S1/2 NW1/4) and the North One-Half of the Southwest (N1/2 SW1/4) of Section Numbered Fourteen (14) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 2,620 feet long, parallel and adjacent to the south property line, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 37:

Fee Owner: Ronald H. Weverka and Audrey M. Weverka,, as joint tenants

File Number: 01040-20839a

PIN: 06-0070-000

The Northeast Quarter of Section 14, Township 112 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirty feet (130’) wide (including fifty feet (50’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2681 feet long, parallel and adjacent to the north property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 38:

Fee Owner: Ronald H. Weverka and Audrey M. Weverka, as joint tenants

File Number: 01040-20839a

PIN: 06-0070-000

The Northeast Quarter of Section 14, Township 112 North of Range 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirty feet (130’) wide (including fifty feet (50’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2648 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

TRACT 39:

Fee Owner: Daniel Midtaune and Dalana Midtaune, husband and wife as successors in interest to Richard G. Pitzl and Ramona L. Pitzl as joint tenants

File Number: 01040-20837a

PIN: 06-0071-010 (split from 06-0071-000)

The South Half of the Southwest Quarter of Section 14, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota

EXCEPTING the following:

Commencing at the southwest corner of said Section; thence North 89 degrees 17 minutes 53 seconds East. assumed bearing along the south line of the Southwest Quarter (SW 1/4) of said Section, a distance of 79 5.00 feet to the point of beginning of the tract to be described: thence continuing North 89 degrees 17 minutes 53 seconds East, along said south line, a distance of 565.00 feet; thence North 00 degrees 42 minutes 07 seconds West a distance of 595.00 feet: thence South 89 degrees 17 minutes 53 seconds West a distance of 565.00 feet: thence South 00 degrees 42 minutes 07 seconds East a distance of 595.00 feet to the point of beginning.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 1,323 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 40:

Fee Owner: Daniel Midtaune and Dalana Midtaune, husband and wife as successors in interest to Richard G. Pitzl and Ramona L. Pitzl as joint tenants

File Number: 01040-20837a

PIN: 06-0071-010 (split from 06-0071-000)

The South Half of the Southwest Quarter of Section 14, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

EXCEPTING the following:

Commencing at the southwest corner of said Section; thence North 89 degrees 17 minutes 53 seconds East. assumed bearing along the south line of the Southwest Quarter (SW1/4) of said Section, a distance of 79 5.00 feet to the point of beginning of the tract to be described: thence continuing North 89 degrees 17 minutes 53 seconds East, along said south line, a distance of 565.00 feet; thence North 00 degrees 42 minutes 07 seconds West a distance of 595.00 feet: thence South 89 degrees 17 minutes 53 seconds West a distance of 565.00 feet: thence South 00 degrees 42 minutes 07 seconds East a distance of 595.00 feet to the point of beginning.

Easement Area: An area within the property eighty feet (80’) wide and approximately 2,620 feet long, parallel and adjacent to the north property line, within the property, in the location generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 41:

Fee Owner: Dan Midtaune and DaLana Midtaune as joint tenants

File Number: 01040-20835q

PIN: 06-0072-000

The Southeast Quarter of Section 14, Township 112 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirty feet (130’) wide (including fifty feet (50’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,648 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.,

Tract 42:

Fee Owner: Dan Midtaune and DaLana Midtaune as joint tenants

File Number: 01040-20835q

PIN: 06-0072-000

The Southeast Quarter of Section 14, Township 112 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota.

Easement Area: An area within the Property eighty (80) feet wide and approximately 1,400 feet long, parallel and adjacent to the west property line; beginning at the southeast corner of the southeast quarter of Section 14, Township 112 North, Range 46 West, and continuing north 1,400 feet along the west line of said quarter; within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 43:

Fee Owner: Chad A. Olsen and Pamela J. Olsen, as trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008, as to a 1/2 interest and Alden R. Olsen, as to a 1/2 interest.

File Number: 01040-20836x

PIN: 06-0074-000

The North Half of the Northeast Quarter of Section 15, Township 112 North, Range 46 West of the 5th principal Meridian,

EXCEPTING all that part within the following described boundary, to-wit: Beginning at a point on the section line 576 feet South of the Northeast corner of said Section 15, thence West parallel with the North line of said Section 15 for a distance of 852.5 feet, thence South parallel with the East line of Section 15 for a distance 511 feet, thence East parallel with the North line of Section 15 for a distance of 852.5 feet to the Section line, thence North on and along the section line for a distance of 511 feet to the point of beginning, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 576 feet long, parallel and adjacent to the east property line, beginning at the northeast corner of the Northeast Quarter of Section 15, Township 12 North, Range 48 West, and extending south 576 feet along the property line; and an area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 237 feet long, parallel and adjacent to the east property line, beginning at the southeast corner of the North Half of the Northeast Quarter of Section 15, Township 12 North, Range 48 West, and extending north 237 feet along the property line; in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 44:

Fee Owner: James Niehus and Tammy Niehus , as joint tenants

File Number: 16000332594-4

PIN: 06-0075-000

All that part of the Northeast Quarter of Section 15, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota, to-wit: Beginning at a point on the section line 576 feet South of the Northeast Corner of said Section 15, thence West parallel with the North line of said Section 15 for a distance of 852.5 feet, thence South parallel with the East line of Section 15 for a distance 511 feet, thence East parallel with the North line of Section 15 for a distance of 852.5 feet to the Section line, thence North on and along the section line for a distance of 511 feet to the point of beginning.

Easement Area: An area within the Property eighty-three feet (83’) wide (including thirty-three feet (33’) of township right-of-way and fifty (50) feet of the Property adjacent to such right-of-way) and approximately 511 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 45:

Fee Owner: Chad A. Olsen and Pamela J. Olsen, as trustees of the Trust Agreement of Chad A. Olsen dated April 30, 2008, as to a 1/2 interest and Alden R. Olsen, as to a 1/2 interest.

File Number: 01040-20836x

PIN: 06-0076-000

The S1/2 of the NE1/4 of Section 15, Township 112 North, Range 46 West, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 1,322 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 46:

Fee Owner: Ron Dean Johnson and Gary Lee Johnson as Successor Trustees of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012

File Number: 01040-21102j

PIN: 06-0127-000

The Northeast quarter (NE1/4) of Section Twenty-three (23) in Township One hundred twelve (112) North of Range Forty-six (46) West of the Fifth principal meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,648 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 47:

Fee Owner: Ron Dean Johnson and Gary Lee Johnson as Successor Trustees of the Ruth L.Y. Johnson Revocable Living Trust Agreement dated March 14, 2012

File Number: 01040-21102j

PIN: 06-0127-000

The Northeast quarter (NE1/4) of Section Twenty-three (23) in Township One hundred Twelve (112) North of Range Forty-six (46) West of the Fifth principal meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred forty feet (140’) wide (including sixty feet (60’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,735 feet long, parallel and adjacent to the north property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 48:

Fee Owner: David Twedt and Karen D. Twedt, Trustees of the David and Karen Twedt Living Trust dated April 18, 2013

File Number: 01040-20838q

PIN: 06-0131-000

East Half of the Southeast Quarter of Section 23, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,648 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 49:

Fee Owner: John M. Aune

File Number: 01040-21098k

PIN: 06-0132-000

All that part of Norwest Quarter (NW 1/4) of Section 24, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the Northwest corner of said Northwest Quarter; thence South 00 degrees 00 minutes 00 seconds East, assumed bearing, along the West line of said Northwest Quarter, a distance of 1481.66 feet; thence North 88 degrees 21 minutes 21 seconds East a distance of 564.05 feet; thence North 04 degrees 55 minutes 03 seconds West a distance of 1478 feet more or less to a point on the North line of said Northwest Quarter; thence Westerly along said North line of the Northwest Quarter, a distance of 437 feet, more or less, to the point of beginning.

Tract 50: Fee Owner: David Twedt and Karen D. Twedt, Trustees of the David and Karen Twedt Living Trust dated April 1 8, 2013

File Number: 01040-20838q

PIN: 06-0134-000

The Southwest Quarter of Section 24, Township 112 North, Range 46 West of the 5th Principal Meridian, Lincoln County, Minnesota EXCEPTING THEREFROM a parcel of land commencing at the Southeast quarter of the Southwest quarter in said Section 24, thence West along the South line of said Southwest quarter a distance of 460 feet to the point of beginning; thence North along a line perpendicular to the South line of said Southwest quarter a distance of 680 feet; thence West along a line parallel to the South Line of said Southwest quarter a distance of 640 feet; thence East along the South line of said Southwest quarter a distance of 640 feet to the point of beginning.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three (33’) of township right-of-way and (80) feet of the Property adjacent to such right of way) and approximately 550 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 51:

Fee Owner: William S. Ochocki and Pamela Ochocki, as joint tenants

File Number: 01040-21106f

PIN: 06-0137-000

The Northwest Quarter (NW1/4) of Section Twenty-five (25), Township One Hundred Twelve (112) North, Range Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen (113’) feet wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,699 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 52:

Fee Owner: Michael J. Rybinski, a single person, as successor in interest to the equitable interest to purchase title to the land created by that land contract dated November 26, 2008 between Joseph A. Rybinski, a widower and not remarried, seller, and Michael Rybinski, buyer, recorded December 9, 2008 as Document No. 2008-001728.

File Number: 17000330424-115

PIN: 06-0138-000

East Half of the Northeast Quarter (E1/2 NE1/4) of Section Twenty-five (25) in Township One hundred twelve (112) North, Range Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 53:

Fee Owner: Ronald H. Weverka and Audrey M. Weverka, husband and wife, as joint tenants

File Number: 01040-21112f

PIN: 06-0140-000

The West Half of the Southwest Quarter (Wl/2 SW1/4) of Section Numbered Twenty-five (25) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-six (46) West of the Fifth Principal Meridian according to the U.S. Government Survey thereof, lying and being Southwesterly of the now vacant right-of-way of the Minnesota and South Dakota Railway Company, now known as the Chicago and Northwestern Transportation Company,

EXCEPT all that part described as follows:

A tract of land 45’ in width along the following described centerline, beginning at a point on the west line of said Section Twenty-five (25) a distance of 22.5’ South of the West Quarter (Wl/4) comer of said Section (25), thence East, parallel to the East and West Quarter line for a distance of 1050’, thence Southeasterly parallel to and 92.5’ distance from the center line of the now vacant right-of-way Minnesota and South Dakota Railway Company, also known as the Chicago & Northwestern Transportation Company, for a distance of 335’ to the East line of the Northwest Quarter of Southwest Quarter (NW1/4 SW1/4) of said Section 25 and there terminating.

AND

The East Half of the Southwest Quarter (El/2 SWI/4) and the West Half of the Southeast Quarter (Wl/2 SE1/4) of Section Twenty-five (25) in Township One Hundred Twelve North (Tl 12) of Range Forty-six (46) West of the Fifth Principal Meridian lying and being Southwesterly of the now vacant right-of-way of the Minnesota and South Dakota Railway Company, now known as the Chicago and Northwestern Transportation Company,

EXCEPT THAT PART DESCRIBED AS FOLLOWS:

A tract of land sixty-five feet (65’) in width along the following described centerline: Beginning at a point on the West line of the Northwest Quarter of the Southwest Quarter (NW1/4 SW1/4) of said Section Twenty-five (25) two hundred thirty feet (230’) South of the Northwest comer of the Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4) of said Section Twenty-five (25), thence Southeasterly parallel to and eighty-two and one-half feet (82.5’) from the center line of the now vacant right-of-way of the Minnesota and South Dakota Railway Company, now known as the Chicago and Northwestern Transportation Company for a distance of two hundred ten feet (210’) and there terminating.

ALSO EXCEPT THAT PART conveyed in Quit Claim Deed filed December 2, 2015 as Document No. 2015-001368 described more particularly as follows:

All that part of the West Half of the Southeast Quarter of Section 25, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the southeast corner of the West Half of said Southeast Quarter; thence North 01 degrees 24 minutes 35 seconds East, bearing based on Lincoln County Coordinate System, along the east line of the West Half of said Southeast Quarter, a distance of 2646.23 feet, to the northeast corner of the West Half of said Southeast Quarter, thence South 02 degrees 16 minutes 43 seconds West a distance of 643.09 feet; thence South 03 degrees 19 minutes 00 seconds West a distance of 198.00 feet thence South 02 degrees 35 minutes 30 seconds West a distance of 1084.00 feet; thence South 02 degrees 20 minutes 30 seconds West a distance of 723.50 feet, to a point on the south line of said Southeast Quarter; thence North 89 degrees 18 minutes 27 seconds East, along said south line, a distance of 50.50 feet, to the point of beginning

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three feet (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,635 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 54:

Fee Owner: Michael J. Rybinski

File Number: 17000330424-114

PIN: 06-0141-000

The East One-Half of the Southeast Quarter (E1/2 SE 1/4) of Section Numbered Twenty-five (25) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian also described as:

Tract I: The East One-Half (E1/2) of the Southeast Quarter (SE1/4) of Section Numbered Twenty-five (25) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian lying and being North of the right-of-way of the Minnesota and South Dakota Railway Company, and

Tract II: That part of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section Twenty-five (25), Township One Hundred Twelve (112) North, Range Forty-six (46) West of the 5th Principal Meridian lying Southwesterly of a line parallel with one distant Fifty (50) feet Northeasterly, measured at right angles and radially, from said original main track center line of the main track (now removed) of the Minnesota and South Dakota Railway Company (now the Chicago and Northwestern Transportation Company), as said main track center line was originally located and established over said Section Twenty-five (25).

And

All that part of the West Half of the Northeast Quarter of Section 25, Township 112 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the northeast corner of the West Half of said Northeast Quarter; thence South 01 degrees 24 minutes 34 seconds West, bearing based on Lincoln County Coordinate System, along the east line of the West Half of said Northeast Quarter, a distance of 2299.30 feet; thence North 00 degrees 44 minutes 00 seconds East a distance of 78.50 feet; thence North 01 degrees 12 minutes 30 seconds East a distance of 161.50 feet; thence North 01 degrees 16 minutes 10 seconds East a distance of 902.00 feet; thence North 01 degrees 03 minutes 00 seconds East a distance of 398.00 feet; thence North 02 degrees 27 minutes 30 seconds East a distance of 199.00 feet; thence North 00 degrees 51 minutes 10 seconds East a distance of 560.20 feet; to a point on the north line of said Northeast Quarter; thence South 89 degrees 51 minutes 49 seconds East, along said north line, a distance of 8.00 feet, to the point of beginning;

and

All that part of the West Half of the Southeast Quarter of Section 25, Township 112 North, Range 46 West; Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the southeast corner of the West Half of said Southeast Quarter; thence North 01 degrees 24 minutes 35 seconds East, bearing based on Lincoln County Coordinate System, along the east line of the West Half of said Southeast Quarter, a distance of 2646.23 feet; to the northeast corner of the West Half of said Southeast Quarter; thence South 02 degrees 16 minutes 43 seconds West a distance of 643.09 feet; thence South 03 degrees 19 minutes 00 seconds West a distance of 198.00 feet; thence South 02 degrees 35 minutes 30 seconds West a distance of 1084.00 feet; thence South 02 degrees 20 minutes 30 seconds West a distance of 72350 feet, to a point on the south line of said Southeast Quarter; thence North 89 degrees 18 minutes 27 seconds East, along said south tine, a distance of 50.50 feet, to the point of beginning.

Tract 55:

Fee Owner: Lois Widmark, a/k/a Lois Paine Widmark, as to a life estate; with Dianne V. Bunjer and Larry F. Bunjer, Trustees, and Successor Trustees of the Dianne v. Bunjer Revocable Trust Agreement dated October 18, 2010, as to a one-half interest; and Jacquelyn L. Dombeck, as to a one-half interest, as to the remainder.

File Number: 01040-21112g

PIN: 06-0147-000

The Southeast quarter (SE 1⁄4) of Section Twenty-six (26) in Township One hundred twelve (112) North of Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,634 feet long, parallel and adjacent to the east property line within the Property, in the locations generally depicted on Exhibit B-1, Transmission Easement Agreement.

Tract 56:

Fee Owner: Lois Widmark, a/k/a Lois Paine Widmark, as to a life estate; with Dianne V. Bunjer and Larry F. Bunjer, Trustees, and Successor Trustees of the Dianne v. Bunjer Revocable Trust Agreement dated October 18, 2010, as to a one-half interest; and Jacquelyn L. Dombeck, as to a one-half interest, as to the remainder.

File Number: -01040-21112g

PIN: 06-0147-000

The Southeast quarter (SE1⁄4) of Section Twenty-six (26) in Township One hundred twelve (112) North of Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Easement Area: An area within the Property one hundred thirteen feet (113’) wide (including thirty-three (33’) of township right-of-way and eighty (80) feet of the Property adjacent to such right-of-way) and approximately 2,624 feet long, parallel and adjacent to the south property line, within the Property, in the locations generally depicted on Exhibit B-1, Transmission Easement Agreement.

Tract 57:

Fee Owner: Richard P. Rybinski, Trustee of the Trust Agreement of Richard P. Rybinski dated October 12, 2011, an undivided One-Half (1/2) interest; and Kaleen M. Rybinski, Trustee of the Trust Agreement of Kaleen M. Rybinski dated October 12, 2011, an undivided One-Half (1/2) interest, as tenants in common

File Number: 01040-21109m

PIN: 06-0190-000

Northwest quarter (NW1/4) of Section numbered Thirty-five (35) in Township numbered One hundred twelve (112) North of Range numbered Forty-six West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 2,641 feet long, within the Property, in the locations generally depicted on Exhibit B-1, Transmission Easement Agreement.

Tract 58:

Fee Owner: Norris Oerter and Barbara Oerter, as trustees of the Trust Agreement of Norris Oerter and Barbara Oerter

File Number: 01040-21106h

PIN: 06-0191-000

North half of the Northeast quarter (N1/2 NE1/4) Section Thirty-five (35), Township One hundred twelve (112) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 1321 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1, Transmission Easement Agreement.

Tract 59:

Fee Owner: Trustee of the Trust Agreement of Richard P. Rybinski dated October 12, 2011, an undivided One-Half (1/2) interest; and Kaleen M. Rybinski, Trustee of the Trust Agreement of Kaleen M. Rybinski dated October 12, 2011, an undivided One-Half (1/2) interest, as tenants in common

File Number: 17000330424-21109m

PIN: 06-0192-000

The Southwest quarter (SW1/4) of Section numbered Thirty-five (35) in Township numbered One hundred and twelve (112) North of Range numbered Forty-six (46) West of the fifth principal meridian,

EXCEPTING THEREFROM: All that part of the South one half of the Southwest quarter (S1/2 SW1/4) of Section numbered Thirty five (35) in Township numbered One hundred twelve (112) North of Range numbered Forty six (46) described as follows: Beginning at a point on the Section line 1195 feet East of the Southwest corner of Section Thirty five (35), Township One hundred twelve (112) North, Range Forty six (46) West, thence East on and along the section line for a distance of 360 feet, thence deflect to the left 90 degrees 00 minutes for a distance of 484 feet, thence deflect to the left 90 degrees 00 minutes for a distance of 360 feet, thence deflect to the left 90 degrees 00 minutes for a distance of 484 feet, to the point of beginning. Said tract containing 4.00 acres, subject to all easements and existing highway right of way.

AND EXCEPTING All that part of the Southwest quarter of the Southwest quarter of Section 35, Township 112 North, Range 46 West, being more particularly described as follows: Beginning at the Southwest corner of said Southwest quarter; thence North 90 degrees 00 minutes 00 seconds East, assumed bearing, along the south line of said Southwest quarter, a distance of 1195.00 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 787.32 feet; thence North 90 degrees 00 minutes 00 seconds West a distance of 1174.14 feet, to a point on the west line of said Southwest quarter; thence South 01 degrees 31 minutes 03 seconds West, along said west line, a distance of 787.60 feet to the point of beginning. Said tract of land is subject to any existing highways, roadways, or easements.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 2,640 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 60:

Fee Owner: Allen R. Steffes and Jane M. Steffes, husband and wife, as joint tenants

File Number: 17000330424-322

PIN: 06-0194-010

The South Half of the Northeast Quarter (S1/2 NE1/4) and the Southeast Quarter (SE1/4) of Section Numbered Thirty-five (35) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota,

LESS and EXCEPT parcel conveyed in Quit Claim Deed recorded February 15, 2005 as Document No. 2005-000239, more particularly described as follows:

That property in the Southeast Quarter (SE1/4) of Section Thirty-five (35) in Township One Hundred Twelve (112) North of Range Forty-six (46) West of the Fifth Principal Meridian described as follows:

Commencing at the Southeast corner of said Southeast Quarter (SE1/4) thence West on and along the South Quarter line of said Southeast Quarter (SE1/4) a distance of 1,400 feet, thence North parallel to the East Quarter line of said Southeast Quarter (SE 1/4) a distance of 1,449 feet to the point of beginning, thence continuing North parallel to the East Quarter line of said Southeast Quarter (SE1/4) a distance of 761 feet, thence West parallel to the South Quarter line of said Southeast Quarter (SE1/4) a distance of 618 feet, thence South parallel to the East Quarter line of said Southeast Quarter (SE1/4) a distance of 761 feet, thence East parallel to the South Quarter line of said Southeast Quarter (SE 1/4) 618 feet to the point of beginning.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 3,961 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 61:

Fee Owner: Donald E. Olsen, Trustee of the Carol A. Olsen Family Trust dated April 18, 2018 and Donald E. Olsen and Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2018, as successor in interest to Carol A. Olsen and Donald E. Olsen, Trustees of the Carol A. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest; Donald E. Olsen, Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest

File Number: 17000330424-309

PIN: 13-0009-000

The West half of Government Lot Eight (8) of Section Three (3), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 62:

Fee Owner: John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) in Trust, under the John L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest; AND John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) n Trust, under the Nancy L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest

File Number: 17000330424-153

PIN: 13-0010-000

The Northwest Quarter of the Southwest Quarter (NW1/4 SW1/4) and the West Half of the Southwest Quarter of the Southwest Quarter (W1/2 SW1/4 SW1/4) all in Section Three (3), Township One Hundred Twelve (112) North, Range Forty-five (45) West, Lincoln County, Minnesota

The East Half (E1/2) of Government Lot Eight (8) Section Three (3), Township One Hundred Twelve (112) North, Range Forty-five (45) West, Lincoln County, Minnesota.

The East Half of the Southwest Quarter (E1/2 SW1/4), the East Half of the Northwest Quarter (E1/2 NW1/4), and the East Half of the Southwest Quarter of the Southwest Quarter (E1/2 SW1/4 SW1/4) of Section Three (3), Township One Hundred Twelve (112) North, Range Forty-Five (45) West of the Fifth Principle Meridian, Lincoln County, Minnesota.

Tract 63:

Fee Owner: Donald E. Olsen, Trustee of the Carol A. Olsen Family Trust dated April 18, 2018 and Donald E. Olsen and Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2018, as successor in interest to Carol A. Olsen and Donald E. Olsen, Trustees of the Carol A. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest; Donald E. Olsen, Trustee of the Donald E. Olsen Revocable Living Trust dated September 5, 2008, as to an undivided one-half interest

File Number: 01040-21106u

PIN: 13-0013-000

The East half of the Southeast Quarter (E1/2 SE1/4) of Section Four (4), Township One hundred twelve (112) North, Range Forty-five (45) West of the Fifth P.M.

EXCEPTING THEREFROM

All that part of the Southeast quarter (SE1/4) of Section Four (4), Township One hundred twelve (112) North, Range Forty five (45) West of the 5th Principal meridian, described as follows, to-wit: Beginning at the southeast corner of said Section 4, thence North parallel with the East line of said Section 4, One thousand three hundred fifty six (1,356) feet, thence West parallel with the South line of said Section 4, One thousand two hundred eighty five (1,285) feet, thence South parallel with the East line of said Section 4, One thousand three hundred fifty six (1,356) feet, thence East parallel with the South line of said Section 4, One thousand two hundred eighty five (1,285) feet to the point of beginning. Containing 40 acres, more or less.

Government Lots One (1), Two (2), Three (3), and Four (4) of Section Four (4), Township One hundred twelve (112) North, Range Forty five (45) West of the Fifth P.M. EXCEPT: All that part of Government Lots Three (3) and Four (4) of Section Four (4), all in Township One hundred twelve (112) North of Range Forty five (45) West of the Fifth P.M., described as follows:

Beginning at the northwest corner of said Government Lot 4, thence on an assumed bearing of South 88 degrees 22 minutes 19 seconds East, 555.01 feet along the North line of said Government Lot 4; thence South 00 degrees 00 minutes 10 seconds West, 459.41 feet; thence South 47 degrees 15 minutes 13 seconds East, 1003.27 feet; thence South 48 degrees 19 minutes 36 seconds East 235.66 feet to the South line of said Government Lot 3; thence North 87 degrees 52 minutes 39 seconds West 1499.42 feet along the South line of said Government Lots 3 and 4 to the Southwest corner of said Government Lot 4; thence North 01 degree 24 minutes 19 seconds West, 1257.69 feet along the West line of said Government Lot 4 to the Northwest corner of said Government Lot 4 and the point of beginning.

Tract 64:

Fee Owner: Andrew Lasnetski

File Number: 17000330424-242

PIN: 13-0013-010

All that part of the Southeast quarter (SE1/4) of Section Four (4), Township One hundred twelve (112) North, Range Forty five (45) West of the 5th principal meridian, described as follows, to-wit: Beginning at the southeast corner of said Section 4, thence North parallel with the East line of said Section 4, One thousand three hundred fifty six (1,356) feet, thence West parallel with the South line of said Section 4, One thousand two hundred eighty five (1,285) feet, thence South parallel with the East line of said Section 4, One thousand three hundred fifty six (1,356) feet, thence East parallel with the South line of said Section 4, One thousand two hundred eighty five (1,285) feet to the point of beginning. Containing Forty (40) acres, more or less.

Tract 65:

Fee Owner: Joseph M. Rybinski

File Number: 17000330424-100

PIN: 13-0017-000

The West Half of the Southeast Quarter (W1/2 SE1/4) of Section Four (4), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the Fifth P.M., Lincoln County, Minnesota.

Tract 66:

Fee Owner: Loren L. Epple and Anna B. Epple, husband and wife, as joint tenants

File Number: 17000330424-034

PIN: 13-0023-000

Government Lots Numbered Two (2), Three (3), Four (4) and Five (5) and the Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4) and the North Half of the Southeast Quarter (N1/2 SE1/4) of Section Numbered Six (6) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 67:

Fee Owner: Vera M. Sylte and Anna B. Epple, as joint tenants

File Number: 17000330424-062

PIN: 13-0024-000

Government Lot One (1) of Section Six (6) in Township One Hundred Twelve (112) North of Range Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 68a:

Fee Owner: Anthony J. Citterman

File Number: fka 01040-20835n

PIN: 13-0028-000

The South Half of Section Numbered Seven (7) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty Five (45) West of the Fifth Principal Meridian EXCEPTING THEREFROM: that part of the Southwest quarter (SW1/4) of Section Seven (7), Township One hundred twelve (112) North, Range forty-five (45) West of the Fifth (5th) P.M., bounded and described as follows: Commencing at the Southeast corner of the Northwest quarter of the Southeast quarter of the Southwest quarter (NW1/4 SE1/4 SW1/4), thence North 150 feet and thence West 60 feet to the point of beginning; thence West 50 feet; thence North 300 feet, thence West 250 feet, thence North 100 feet, thence East 300 feet, thence South 400 feet to the point of beginning. ALSO EXCEPTING the East Half of the Southeast Quarter (E1⁄2 SE1⁄4) and the West Half of the Southeast Quarter (W1⁄2 SE1⁄4) the West Half of the Southwest Quarter (W1⁄2 SW1⁄4) and the North Half of the East Half of the Southwest Quarter (E1⁄2 SW 1⁄4) all in Section Seven (7), Township One hundred twelve (112) North, Range forty-five (45) West of the Fifth (5th) P.M. of Lincoln County, Minnesota.

Tract 68b:

Fee Owner: Nicholas J. Citterman, Sr.

File Number: fka 01040-20835n

PIN: 13-0028-005

The West Half of the Southwest Quarter (W1/2 SW1/4) of Section Numbered Seven (7) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian

AND

The North Half of the East Half of the Southwest Quarter (N1/2 E1/2 SW1/4) of Section Numbered Seven (7) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian.

Tract 69:

Fee Owner: Anthony J. Citterman

File Number: 17000330424-075

PIN: 13-0028-010

That part of the Southwest quarter (SW1/4) of Section Seven (7), Township One hundred twelve (112) North, Range forty five (45) west of the 5th P.M., bounded and described as follows: Commencing at the Southeast corner of the Northwest quarter of the Southeast quarter of the Southwest quarter (NW1/4 SE1/4 SW1/4), thence North 150 feet and thence west 60 feet to the point of beginning; thence West 50 feet; thence North 300 feet, thence West 250 feet, thence North 100 feet, thence East 300 feet, thence South 400 feet to the point of beginning, Lincoln County, Minnesota.

Tract 70a:

Fee Owner: Anthony J. Citterman

File Number: 01040-20835n

PIN: 13-0029-000

The West Half of the Southeast Quarter (W1/2 SE 1/4) of Section Numbered Seven (7) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian

Reserving onto the Grantor an easement to use the driveway on said West Half of the Southeast Quarter (W1/2 SE1/4) of Section Seven (7) for ingress and egress purposes.

Tract 70b:

Fee Owner: Anthony J. Citterman

File Number: 01040-20835n

PIN: 13-0029-010

The East Half of the Southeast Quarter (E1/2 SE1/4) of Section Numbered Seven (7) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian

EXCEPTING THEREFROM:

All that part of the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section Seven (7), Township One Hundred Twelve (112) North, Range Forty-five (45) West, lying South and East of the township road.

Tract 71:

Fee Owner: Theresa Citterman

File Number: 17000330424-080

PIN: 13-0031-000

The Northwest Quarter (NW1/4) of Section Eight (8), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 72:

Fee Owner: Theresa Citterman

File Number: 17000330424-081

PIN: 13-0032-000

East Half of the Northeast Quarter (E1/2 NE1/4) of Section Eight (8), Township One Hundred Twelve (112), Range Forty-five (45), Lincoln County, Minnesota.

Tract 73:

Fee Owner: Archie Citterman and Connie Citterman, husband and wife, as joint tenants

File Number: 17000330424-220

PIN: 13-0033-000

The Southeast Quarter (SE1/4) of Section Eight (8) Township One Hundred Twelve (112) North, Range Forty-Five West of the Fifth P.M., Lincoln County, Minnesota.

Tract 74:

Fee Owner: Clemence Citterman

File Number: 17000330424-096

PIN: 13-0033-010

The West Half of the Northeast Quarter (W1/2 NE1/4) of Section Eight (8), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 75:

Fee Owner: Archie C. Citterman and Connie Citterman, husband and wife, as joint tenants

File Number: 17000330424-221

PIN: 13-0034-000

The Southwest Quarter (SW1/4) of Section Eight (8) Township One Hundred Twelve (112) North, Range Forty-five (45) West of the Fifth P.M., less and except parcel conveyed in Warranty Deed recorded February 4, 1992 as Document No. 137935 in Book 107 at Page 618, more particularly described as follows:

Commencing at the Southeast Corner of the Southeast Quarter of Section Eight (8), Township One Hundred Twelve (112) North, Range Forty-five (45) West; thence West, assumed bearing, along the South line of said section a distance of 3820.78 feet to the point of beginning; thence North 00 degrees 16 minutes 57 seconds West a distance of 1070.98 feet to an iron stake with RLS 6700 Cap; thence South 89 degrees 57 minutes 32 seconds West a distance of 416.75 feet to an iron stake with RLS 6700 cap; thence South 02 degrees 47 minutes 26 seconds East a distance of 1071.94 feet to said South line; thence East along said South line a distance of 369.84 feet to the point of beginning. Said tract contains 9.67 acres.

Tract 76:

Fee Owner: Frank Bednarek and Jeanne Bednarek

File Number: 17000330424-254

PIN: 13-0035-000

The West Half of the Northwest Quarter and the Southeast Quarter of the Northwest Quarter of Section Nine (9), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 77:

Fee Owner: Roger W. Nelson, as trustee of the Roger W. Nelson and Evangeline Nelson Revocable Living Trust

File Number: 01040-20839f

PIN: 13-0036-000

The Northeast Quarter (NE1/4) of Section Nine (9), Township One Hundred Twelve (112), Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 78:

Fee Owner: Susan M. Paluch

File Number: 17000330424-037

PIN: 13-0037-000

The Southwest Quarter (SW1/4) of Section Nine (9), Township One Hundred Twelve (112), Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 79:

Fee Owner: Francis A. Remerowski and Janice K. Remerowski as Trustees of the Francis A. Remerowski Revocable Living Trust Agreement dated the 4th day of May 1993; and Janice K. Remerowski and Francis A. Remerowski as Trustees of the Janice K. Remerowski Revocable Living Trust Agreement dated the 4th day of May, 1993, as tenants in common

File Number: 17000330424-346

PIN: 13-0038-000

The West Half of the Southeast Quarter and the Southeast Quarter of the Southeast Quarter of Section Nine (9), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 80:

Fee Owner: Frank Bednarek and Jeanne Bednarek

File Number: 17000330424-255

PIN: 13-0038-010

The Northeast Quarter of the Northwest Quarter of Section Nine (9), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 81:

Fee Owner: Francis A. Remerowski and Janice K. Remerowski as Trustees of the Francis A. Remerowski Revocable Living Trust Agreement dated the 4th day of May 1993, as to an undivided one-half interest; and Janice K. Remerowski and Francis A. Remerowski as Trustees of the Janice K. Remerowski Revocable Living Trust Agreement dated the 4th day of May, 1993, as to an undivided one-half interest

File Number: 17000330424-347

PIN: 13-0039-000

The Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) of Section Nine (9), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 82:

Fee Owner: Harry Ratajczak and Marlene Ratajczak

File Number: 17000330424-054

PIN: 13-0040-000

The Northwest Quarter (NW1/4) of Section Ten (10), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 83:

Fee Owner: John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) in Trust, under the John L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest; John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) n Trust, under the Nancy L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest

File Number: 17000330424-151

PIN: 13-0041-000

The East Half of the Northeast Quarter (E1/2 NE1/4) of Section Ten (10), Township One Hundred Twelve (112), North of Range Forty-five (45), West of the Fifth Principal Meridian. Lincoln County, Minnesota.

Tract 84:

Fee Owner: John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) in Trust, under the John L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest;

John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) n Trust, under the Nancy L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest

File Number: 17000330424-152

PIN: 13-0041-010

The West Half of the Northeast Quarter (W1/2 NE1/4) of Section Ten (10), Township One Hundred Twelve (112), North of Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 85:

Fee Owner: John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) in Trust, under the John L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest; Document No. 2012-000269 John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) in Trust, under the Nancy L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest Document No. 2004-002017

File Number: 01040-20837b

PIN: 13-0042-000

The North Half of the Southwest Quarter of Section 10, Township 112 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 86

Fee Owner: Janice K. Remerowski and Francis A. Remerowski as Trustees of the Janice K. Remerowski Revocable Living Trust Agreement dated this 4th day of May, 1993, an undivided one-half interest; Francis A. Remerowski and Janice K. Remerowski as Trustees of the Francis A. Remerowski Revocable Living Trust Agreement dated this 4th day of May, 1993, an undivided one-half interest

File Number: 17000330424-348

PIN: 13-0042-010

The South Half of the Southwest Quarter (S1/2 SW1/4) of Section Ten (10), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 87:

Fee Owner: John D. Sovell and Linda L. Sovell, husband and wife, as joint tenants

File Number: 17000330424-226

PIN: 13-0076-000

As to Collector Line Easement Agreement dated May 2, 2017, filed June 14, 2017, as Document No. 2017-001348

The East half of the Northwest Quarter (E1/2 NW1/4) of Section numbered Sixteen (16) in Township numbered One Hundred Twelve (112) North of Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 88:

Fee Owner: John D. Sovell and Linda L. Sovell, husband and wife, as joint tenants

File Number: 17000330424-226

PIN: 13-0076-000

As to Setback Easement Agreement dated June 22, 2017, filed June 26, 2017, as Document No. 2017-001481.

The East half of the Northwest Quarter (E1/2 NW1/4) of Section numbered Sixteen (16) in Township numbered One Hundred Twelve (112) North of Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 89: TORRENS

Fee Owner: Janice K. Remerowski and Francis A. Remerowski as Trustees of the Janice K. Remerowski Revocable Living Trust Agreement dated this 4th day of May, 1993, an undivided one-half interest; Francis A. Remerowski and Janice K. Remerowski as Trustees of the Francis A. Remerowski Revocable Living Trust Agreement dated this 4th day of May 1993, an undivided one-half interest

File Number: 17000330424-349

PIN: 13-0077-000

The Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) of Section Sixteen (16), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 90:

Fee Owner: Regina M. Landrus as Trustee of the Sovell Family Irrevocable Trust dated November 6, 2004

File Number: 17000330424-136

PIN: 13-0078-000

Lots Three (3), Four (4), the West Half of the Northeast Quarter (W1/2 NE1/4) and the Southeast Quarter of the Northeast Quarter (SE1/4 NE1/4) of Section Sixteen (16), in Township One Hundred Twelve (112) North, of Range Forty-five (45) West, Lincoln County, Minnesota.

Tract 91:

Fee Owner: Steven M. Citterman

File Number: 17000330424-227

PIN: 13-0079-000

The West fractional half of the Southwest Quarter (W1/2 of SW1/4) also described as Government Lot Two (2) and the Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4) of Section Sixteen (16), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 92

Fee Owner: Larry C. Citterman, Jeffrey J. Citterman and Joseph D. Citterman

File Number: 17000330424-265

PIN: 13-0080-000

That portion of Government Lot Five (5) of Section Sixteen (16), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, described as follows:

Commencing at the Southeast corner of Government Lot 6 of said Section 16; thence West on and along the South line of said Government Lot 6 and said Government Lot 5 a distance of 1,675 feet to the point of beginning; thence North 845 feet; thence West 915 feet; thence South 845 feet to the South line of Government Lot 5; thence East on and along said South line of Government Lot 5 a distance of 915 feet to the point of beginning.

Tract 93

Fee Owner: Jesse D. Citterman

File Number: 17000330424-263

PIN: 13-0080-010

The East Half of the Southwest Quarter and Government Lots Six (6) and Five (5) of Section Sixteen (16), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

Except that portion of Government Lot Five (5) of Section Sixteen (16), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, described as follows:

Commencing at the Southeast corner of Government Lot 6 of said Section 16; thence West on and along the South line of said Government Lot 6 and said Government Lot 5 a distance of 1,675 feet to the point of beginning; thence North 845 feet; thence West 915 feet; thence South 845 feet to the South line of Government Lot 5; thence East on and along said South line of Government Lot 5 a distance of 915 feet to the point of beginning.

Tract 94:

Fee Owner: Pheasants Forever, Inc., a Non-Profit Corporation; with Barak J. Bjorge and Katie A. LeTourneau-Bjorge, husband and wife, as joint tenants, as to a Life Estate

File Number: 17000330424-328

PIN: 13-0088-000

The Southwest Quarter of Section Eighteen (18), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

LESS and EXCEPT parcel conveyed in Quit Claim Deed recorded April 3, 2017 as Document No. 2017-000759, more particularly described as follows:

West One-Half of the Southwest Quarter (W1/2 W1/4) of Section 18, Township 112, Range 45, Lincoln County, Minnesota.

Tract 95:

Fee Owner: Pheasants Forever, Inc., a Minnesota not-for-profit corporation

File Number: 17000330424-327

PIN: 13-0088-010

The West One-Half of the Southwest Quarter of Section Eighteen (18), Township One Hundred twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 96

Fee Owner:

John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) in Trust, under the John L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest; John L. Popowski, as Trustee, and Nancy L. Popowski, as Trustee, or the successor(s) in Trust, under the Nancy L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-half (1/2) interest

File Number: 01040-20837b

PIN: 13-0089-000

The South Half of the Southeast Quarter of Section 18, Township 112 North, Range 45 West, Lincoln County, Minnesota.

Tract 97:

Fee Owner: Robert D. Pavek and Vivian M. Pavek, as joint tenants

File Number: 01040-21108e

PIN: 13-0090-000

A tract of land located in the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section Nineteen (19), Township One Hundred Twelve (112) North of Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota, bounded and described as follows: on the North by the North line of said Section 19; On the South by a line parallel to and distant Five Hundred Fifty (550) feet South from the Northerly line of said Section 19; On the East by a line perpendicular to the North line of said Section 19 and parallel to and distant Six Hundred Twenty-two (622) feet East from the West line of said Section 19; and On the West by a line perpendicular to the North line of said Section 19, and parallel to and distant Three Hundred Fifteen (315) feet East from the West line of said Section 19, Lincoln County, Minnesota.

Tract 98:

Fee Owner: Robert D. Pavek and Vivian M. Pavek, as joint tenants

File Number: 01040-21108e

PIN: 13-0090-010

The North Fractional Half of the Northwest Quarter (NW1/2 NW1/4) also described as Government Lot One (1) and the Northeast Quarter of the Northwest Quarter (NE1/4 NW1/4) of Section Numbered Nineteen (19) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota,

Excepting:

A tract of land located in the Northwest Quarter of the Northwest Quarter (NW1/4 of NW1/4) of Section 19, Township 112 North, Range 45 West of the Fifth Principal Meridian, Lincoln County, Minnesota, bounded and described as follows: on the North by the North line of said Section 19; on the South by a line parallel to and distant 550 feet South from the Northerly line of said Section 19; on the East by a line perpendicular to the North line of said Section 19 and parallel to and distant 622 feet East from the West line of said Section 19; and on the West by a line perpendicular to the North line of said Section 19, and parallel to and distant 315 feet East from the West line of said Section 19, Lincoln County, Minnesota.

Tract 99

Fee Owner: Joseph M. Rybinksi and Michelle Rybinski, husband and wife, as successors in interest to the equitable interest to purchase title to the land created by that land contract dated September 30, 2008 between Joseph A. Rybinski, a widower and not remarried, Seller, and Joseph M. Rybinski and Michelle Rybinski, husband and wife, Buyer, recorded October 1, 2008 as Document No. 2008-001350.

File Number: 17000330424-121

PIN: 13-0091-000

Government Lot Two (2) of Section Nineteen (19), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 100:

Fee Owner: Joseph F. Pavek and Ann M. Pavek, husband and wife, as joint tenants

File Number: 01040-20839n

PIN: 13-0092-010

Two tracts located in section numbered nineteen (19), Township one hundred twelve (112) North, Range forty-five (45) West, of the 5th Principal Meridian, Lincoln County, Minnesota:

TRACT 1·: A rectangular tract four hundred eighty-two (482) feet wide and six hundred fifty-three (653) feet long bounded and described as follows: Commencing at the Northwest corner of said section 19; Thence Easterly along the North section line of said section 19 a distance of three thousand three hundred ninety-nine (3, 399) feet; Thence Southerly along a line perpendicular to the last described line a distance of eight hundred five (805) feet to the point of beginning; Thence Easterly perpendicular to the last described line and parallel to the North section line of said section 19 a distance of one hundred fifty-two (152) feet; Thence Southerly along a line perpendicular to the last described line a distance of six hundred fifty-three (653) feet; Thence Westerly along a line perpendicular to the last described line a distance of four hundred eighty-two (482) feet; Thence Northerly along a line perpendicular to the last described line a distance of six hundred fifty-three (653) feet; Thence Easterly along a line perpendicular to the last described line and parallel to the North section line of said section 19 a distance of three hundred thirty (330) feet to the point of beginning.

TRACT 2: A strip of land sixteen (16) feet wide and eight hundred five (805) feet long, the centerline of which commences at the point of beginning of the above Tract 1 and which centerline is a line perpendicular to the North line of the above Tract 1 running Northerly a distance of eight hundred five (805) feet to the North section line of said section 19.

Tract 101:

Fee Owner: Joseph F. Pavek and Ann M. Pavek, husband and wife, as joint tenants

File Number: 17000330424-01040-20839n

PIN: 13-0092-010

West half of the Northeast quarter (W1/2 NE1/4) and the Southeast Quarter of the Northwest quarter (SE1/4 NW1/4), all in Section Nineteen (19), Township One hundred twelve (112), Range Forty-five (45) West, subject to easements of record.

EXCEPTING THEREFROM the property described on the reverse of this form: Two tracts located in section numbered nineteen (19), township one hundred twelve (112) North, Range forty-five (45) West, of the 5th principal meridian:

TRACT 1: A rectangular tract four hundred eighty-two (482) feet wide and six hundred fifty-three (653) feet long bounded and described as follows:

Commencing at the Northwest corner of said section 19; Thence Easterly along the North section line of said section 19 a distance of three thousand three hundred ninety-nine (3, 399) feet; Thence Southerly along a line perpendicular to the last described line a distance of eight hundred five (805) feet to the point of beginning; Thence Easterly perpendicular to the last described line and parallel to the North section line of said section 19 a distance of one hundred fifty-two (152) feet; Thence Southerly along a line perpendicular to the last described line a distance of six hundred fifty-three (653) feet; Thence Westerly along a line perpendicular to the last described line a distance of four hundred eighty-two (482) feet; Thence Northerly along a line perpendicular to the last described line a distance of six hundred fifty-three (653) feet; Thence Easterly along a line perpendicular to the last described line and parallel to the North section line of said section 19 a distance of three hundred thirty (330) feet to the point of beginning.

TRACT 2: A strip of land sixteen (16) feet wide and eight hundred five (805) feet long, the centerline of which commences at the point of beginning of the above Tract 1 and which centerline is a line perpendicular to the North line of the above Tract 1 running Northerly a distance of eight hundred five (805) feet to the North section line of said section 19.

Tract 102

Fee Owner: Steven Citterman

File Number: 17000330424-247

PIN: 13-0093-000

The East Half of the Northeast Quarter (E1/2 NE1/4) and the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4), Section Nineteen (19), Township One Hundred Twelve (112) North, Range Forty-Five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 103:

Fee Owner: Henrik J. Weverka and Beatrice L. Weverka, as to a life estate, and Michael J. Weverka, Ronald H. Weverka and John A. Weverka, as to the remainder.

File Number: 17000330424-087

PIN: 13-0097-000

The East Half of the Northwest Quarter (E1/2 NW1/4), the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) and the Northwest Quarter of the Southwest Quarter (NW1/4 SW1/4), all in Section Twenty (20), Township One Hundred Twelve (112) North, Range Forty-Five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 104:

Fee Owner: Brock A. Citterman

File Number: 17000330424-262

PIN: 13-0098-000

The Northwest Quarter of the Northeast Quarter of Section Twenty (20), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 105:

Fee Owner: Steven M. Citterman

File Number: 17000330424-246

PIN: 13-0098-005

The Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) of Section 20, Township 112 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota.

Tract 106:

Fee Owner: Janice K. Remerowski and Francis A. Remerowski as Trustees of the Janice K. Remerowski Revocable Living Trust dated the 4th day of May, 1993, as to an undivided one-half interest; Francis A. Remerowski and Janice K. Remerowski as Trustees of the Francis A. Remerowski Revocable Living Trust dated the 4th day of May 1993, as to an undivided one-half interest

File Number: 17000330424-112

PIN: 13-0099-000

The South Half of the Northeast Quarter (S1/2 NE1/4) and North Half of the Southeast Quarter (N1/2 SE1/4) of Section Twenty (20), Township One Hundred Twelve (112) North, Range Forty-five (45) West of 5th Principal Meridian, Lincoln County, Minnesota.

Tract 107:

Fee Owner: The equitable interest to purchase title to the land created by that land contract dated March 30, 2000 between Raymond P. Citterman and Joyce M. Citterman, husband and wife, seller, and Steve Citterman, a/k/a Steven M. Citterman, a/k/a Steven Citterman, buyer, recorded April 3, 2000 as Document No. 151512.

File Number: 17000330424-342

PIN: 13-0104-000

Government Lot Numbered Three (3); and The Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4); and the West One-Half of the Northeast Quarter (W1/2 NE1/4), excepting therefrom the following described tracts:

The West One Hundred (100) feet of the North Three Hundred (300) feet of the Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) of Section Numbered Twenty-one (21) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian, and

The West Six Hundred Sixty (660) feet of the South Six Hundred fourteen (614) feet of the North Nine Hundred Fourteen (914) feet of the Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) of Section Numbered Twenty-one (21) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian;

And

The East One-Half of the Northwest Quarter (E1/2 NW1/4);

And

Government Lot Numbered Two (2);

All in Section Numbered Twenty-one (21) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, State of Minnesota.

Tract 108A:

Fee Owner: Steven M. Citterman

File Number: 17000330424-249

PIN: 13-0104-003

The northeast quarter of the southwest quarter (NE1/4 SW1/4), the south half of the southwest quarter (S1/2 SW1/4) and the northwest quarter of the southwest quarter (NW1/4 SW1/4), also described as the west half of the southwest quarter (W1/2 SW1/4) and the southeast quarter of the southwest quarter (SE1/4 SW1/4) all in Section 21, Township 112 North, Range 45 West of the 5TH p.m., Lincoln County, Minnesota, EXCEPTING therefrom the following described tract:

Commencing at the northeast corner of said northwest quarter of the southwest quarter (NW1/4 SW1/4) of Section 21, Township 112 North of Range 45 West of the 5TH p.m. thence extending south 11 feet, thence in northwesterly direction 16 feet to a point on the north boundary line of the northwest quarter of the southwest quarter (NW1/4 SW1/4) 11 feet west of the point of beginning, thence east on said line 11 feet to said point of beginning.

And EXCEPTING the following tract all that part of the northwest quarter of the southwest quarter of Section 21, Township 112 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the northwest corner of said southwest quarter; thence South 00 degrees 13 minutes 09 seconds West, bearing based on Lincoln County coordinate system (1996 adj) along the west line of said southwest quarter, a distance of 871.20 feet; thence north 89 degrees 56 minutes 50 seconds east a distance of 500.00 feet; thence north 00 degrees 13 minutes 09 seconds east distance 871 feet, more or less, to a point on the north line of said southwest quarter; thence westerly along said north line, a distance of 500 feet, more or less, to the point of beginning.

Tract 108B

Fee Owner: Brock Citterman and Emily Citterman, husband and wife, as successor in interest to Steven M. Citterman

File Number: 17000330424-249

PIN: 13-0104-001

All that part of the northwest quarter of the southwest quarter of Section 21, Township 112 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the northwest corner of said southwest quarter; thence South 00 degrees 13 minutes 09 seconds West, bearing based on Lincoln County coordinate system (1996 adj) along the west line of said southwest quarter, a distance of 871.20 feet; thence North 89 degrees 56 minutes 50 seconds East a distance of 500.00 feet; thence North 00 degrees 13 minutes 09 seconds East a distance 871 feet, more or less, to a point on the north line of said southwest quarter; thence westerly along said north line, a distance of 500 feet, more or less, to the point of beginning.

Tract 109:

Fee Owner: Steven M. Citterman

File Number: 17000330424-248

PIN: 13-0104-020

The West 100 feet of the North 300 feet of the Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) of Section Twenty-one (21), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the Fifth P.M.;

AND

The West 660 feet of the South 614 feet of the North 914 feet, of the Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) of Section Twenty-One (21), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 110:

Fee Owner: Jesse D. Citterman

File Number: 17000330424-264

PIN: 13-0105-000

The East Half of the Northeast Quarter and Government Lot One (1) of Section Twenty-one (21), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 111: TORRENS

Fee Owner: Raymond Citterman and Joyce Citterman

File Number: 17000330424-240

PIN: 13-0106-010

That part of Government Lot Four (4) and the portion of the adjoining meandered lake apportioned to said Government Lot Four being located in Section Twenty-one (21), Township One Hundred Twelve (112) North, Range Forty-five (45) West, Lincoln County, Minnesota, lying northerly of the following described line: Commencing at the southeast corner of said Section 21; thence North 00 degrees 00 minutes 00 seconds West, assumed bearing along the east line of said Section 21, a distance of 250.00 feet to the point of beginning of the line to be described; thence North 66 degrees 56 minutes 43 seconds West. Said line terminating on the westerly boundary of said adjoining, meandered lake land apportioned to said Government Lot Four.

Tract 112: TORRENS

Fee Owner: Bernard D. Aronson, as Trustee of the Bernard D. Aronson Trust dated the 11th of January, 1991

File Number: 17000330424-003

PIN: 13-0109-000

Government Lots Number Ten (10) and Eleven (11), in Section numbered Twenty-two (22) in Township numbered One Hundred twelve (112) North of Range Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 113:

Fee Owner: Kay F. Freund, an undivided one-third (1/3) interest; Dean A. Janiszeski, an undivided one-third (1/3) interest; and Wayne J. Janiszeski, an undivided one-third (1/3) interest

File Number: 17000330424-344

PIN: 13-0142-000

The North Half of the Northwest Quarter (N1/2 NW1/4), the Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) and Government Lot Three (3), all of Section Twenty-eight (28), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 114:

Fee Owner: John Frensko, as to an undivided 1/2 interest; and Thomas J. Frensko and Cindy L. Frensko, as Trustees, or the successor(s) in Trust, under the Thomas J. Frensko Revocable Trust Agreement dated March 21, 2012, as to an undivided 1/2 interest.

File Number: 17000330424-197

PIN: 13-0143-000

That part of Government Lots One (1) and Two (2) in Section Twenty-eight (28) and the drained lake bed in the Northeast Quarter of Section 28, lying South of the center line of the township road running East and West between U.S. Hwy No. 75 and the Northwest corner of said Section 28, said center line of the township road being more particularly described below, and

Also, the South Half of the Northeast Quarter of Section Twenty-eight (28), all in Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Excepting Therefrom the following tracts:

Parcel 1:

All that part of Section Twenty-eight (28), Township One Hundred Twelve North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, described as follows:

Beginning at the Northeast corner of said Section 28; thence South 90°00’ West, along the North line of said Section 28, a distance of 217.8 feet to the meander corner between Sections 21 and 28; thence South 40°00’ West along the meander line, a distance of 132 feet; thence South 17°00’ West along the meander line, a distance of 181.9 feet; thence South 80°49’ East a distance of 367.4 feet to the East line of said Section 28; thence North 1°05’ West along the said East line of Section 28, a distance of 333 feet to the point of beginning, containing 2.174 acres.

Parcel 2:

All that part of Government Lot Two (2) of Section Twenty-eight (28), Township One Hundred Twelve North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, described as follows:

Beginning at the Northwest corner of said Government Lot 2; thence South along the West line of said Government Lot 2, a distance of 420 feet; thence East parallel to the North line of said Section 28, a distance of 262.25 feet; thence North at an interior angle of 96°07’ for a distance of 563.1 feet to a point on the section line 320 feet East of the Northwest corner of said Government Lot 2; thence West along the North line of said Section 28, a distance of 320 feet to the point of beginning.

Description of Center Line of Township Road:

Center line of Township Road No. 46 over and across Government Lots One (1) and Two (2) of Section Twenty-eight (28), Township One Hundred Twelve North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, as it now exists, described as follows:

Commencing at the Northwest corner of said Government Lot 2; thence South 00°00’00” East along the West line of said Government Lot 2, assuming the North line of said Government Lot 2 to bear North 90°00’00” East, a distance of 2.00 feet to the point of beginning of said center line to be described; thence South 89°12’17” East along the center line of said Township Road No. 46, a distance of 1540.48 feet;

thence Southeasterly along said center line, along a tangential curve concave to the Southwest, having a central angle of 20°58’51”, a radius of 918.10 feet and an arc length of 336.19 feet; thence South 68°13’26” East tangent to said curve and along said center line, a distance of 257.32 feet; thence Southeasterly along said center line, along a tangential curve concave to the Northeast, having a central angle of 13°17’39”, a radius of 1201.34 feet and an arc length of 278.74 feet; thence South 81°31’05” East tangent to said curve and along said center line, a distance of 283 feet, more or less, to a point on the Westerly right of way of U.S. Trunk Hwy No. 75, said center line there terminating.

Tract 115:

Fee Owner: Raymond Citterman

File Number: 17000330424-241

PIN: 13-0143-010

The drained lake bed in the Northeast fractional quarter (NE fr 1/4) of Section 28 and in the Southeast fractional quarter of Section 21, lying North of the center line of the township road running east and west between US Hwy #75 and the Northwest corner of said section 28, said center line of township road being more particularly described below.

DESCRIPTION OF CENTER LINE OF TOWNSHIP ROAD:

Center line of Township Road Number 46 over and across Government Lots One and Two of Section 28, Township 112 North, Range 45 West, Lincoln County, Minnesota, as it now exists, described as follows:

Commencing at the northwest corner of said Government Lot Two; thence South 00 degrees 00 minutes 00 seconds East, along the west line of said Government Lot Two, assuming the north line of said Government Lot Two to bear North 90 degrees 00 minutes 00 seconds East, a distance of 2.00 feet, to the point of beginning of said center line to be described; thence South 89 degrees 12 minutes 17 seconds East, along the center line of said Township Road Number 46, a distance of 1540.48 feet; thence Southeasterly, along said center line, along a tangential curve, concave to the southwest, having a central angle of 20 degrees 58 minutes 51 seconds, a radius of 918.10 feet, and an arc length of 336.19 feet; thence South 68 degrees 13 minutes 26 seconds East, tangent to said curve and along said center line, a distance of 257.32 feet; thence southeasterly, along said center line, along a tangential curve, concave to the northeast, having a central angle of 13 degrees 17 minutes 39 seconds, a radius of 1201.34 feet, and an arc length of 278.74 feet; thence South 81 degrees 31 minutes 05 seconds East, tangent to said curve and along said center line, a distance of 283 feet, more or less, to a point on the westerly right of way of United States Trunk Highway Number 75, said center line there terminating.

Tract 116:

Fee Owner: Martin H. Popowski and Ellen M. Popowski, as joint tenants

File Number: 17000330424-101

PIN: 13-0145-000

All that part of Government Lot Two (2) of Section Twenty-eight (28) in Township One Hundred Twelve (112) North of Range Forty-five (45) West of the Fifth (5th) Principal Meridian described as follows, to-wit:

Beginning at the Northwest corner of said Government Lot Two (2), Thence South along the West line of said Government Lot Two (2) Four Hundred Twenty (420) feet; Thence East parallel to the North line of said Section Twenty-eight (28), Two Hundred Sixty-two and Twenty-Five Hundredths (262.25) feet; Thence North at an interior angle of 96 degrees 07 minutes for a distance of 563.1 feet to a point on the section line 320 feet East of the Northwest corner of said Government Lot Two (2), Thence West along the North line of said Section Twenty-eight (28) Three Hundred Twenty (320) feet to the point of beginning, Lincoln County, Minnesota

Tract 117:

Fee Owner: John A. Frensko

File Number: 17000330424-177

PIN: 13-0146-000

The Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) and Government Lot Five (5) and the Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) of Section Twenty-eight (28), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 118:

Fee Owner: James Knofczynski n/k/a James Knoff

File Number: 17000330424-076

PIN: 13-0147-000

The Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section Twenty-eight (28), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 119:

Fee Owner: John A. Frensko

File Number: 17000330424-176

PIN: 13-0148-000

The North Half of the Southeast Quarter (N1/2 SE1/4), and the Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4) and Government Lot Four (4) of Section Twenty-eight (28), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 120:

Fee Owner: John Weverka

File Number: 17000330424-072

PIN: 13-0150-000

The North Half of the Northwest Quarter (N1/2 NW1/4) of Section Twenty-nine (29), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 121: TORRENS

Fee Owner: Kay F. Freund, an undivided one-third (1/3) interest; Dean A. Janiszeski, an undivided one-third (1/3) interest; and Wayne J. Janiszeski, an undivided one-third (1/3) interest

File Number: 17000330424-345

PIN: 13-0152-000

Government Lots One (1), Two (2), Three (3), Four (4) and Five (5) of Section Twenty nine (29) in Township One hundred twelve (112) North of Range Forty five (45) West of the 5th Principal Meridian except Two and Twenty five One hundredths (2.25) acres in Government Lot Five (5) described as follows, to-wit; Commencing at the Northwest corner of said Lot Five (5), thence South Twenty (20) rods, thence East Eighteen (18) rods, thence North Twenty (20) rods, thence West Eighteen (18) rods to the place of beginning, reserved to School District #19 for school purposes, all in Section 29-112-45 West of the 5th P.M., Lincoln County, Minnesota.

Tract 122:

Fee Owner: Carole Jordan, an undivided 1/5 interest; James Knofczynski, an undivided 3/10 interest; Norbert Knofczynski, an undivided 1/5 interest; and Marcia Kompelien, Trustee, or her successors in trust, under the Marcia Kompelien Revocable Living Trust, dated February 26, 2016, an undivided 3/10 interest.

File Number: 17000330424-181

PIN: 13-0153-000

The Northwest Quarter of the Southwest Quarter (NW1/4 SW1/4) and Government Lot Six (6) of Section Twenty-nine (29), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 123:

Fee Owner: Thomas J. Frensko and Cindy L. Frensko, as Trustees, or the successor(s) in Trust, of the Thomas J. Frensko Revocable Trust Agreement dated March 21, 2012, as to an undivided 1/2 interest; and Thomas J. Frensko and Cindy L. Frensko, as Trustees, or the successor(s) in Trust, of the Cindy L. Frensko Revocable Trust Agreement dated March 21, 2012, as to an undivided 1/2 interest.

File Number: 17000330424-196

PIN: 13-0155-000

Government Lots Seven (7) and Eight (8) in Section 29, Township One Hundred Twelve North, Range Forty-five West of the 5th P.M., Lincoln County, Minnesota.

Tract 124:

Fee Owner: Lois Widmark, a/k/a Lois Paine Widmark, as to a life estate; with Dianne V. Bunjer and Larry F. Bunjer, Trustees, and Successor Trustees of the Dianne v. Bunjer Revocable Trust Agreement dated October 18, 2010, as to a one-half interest; and Jacquelyn L. Dombeck, as to a one-half interest, as to the remainder.

File Number: 01040-20839p

PIN: 13-0156-000

The North half of the North half (N1/2 N1/2) of Section Thirty (30) in Township One hundred twelve (112) North, of Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 125:

Fee Owner: Carole Jordan, an undivided 1/5 interest; James Knofczynski, an undivided 3/10 interest; Norbert Knofczynski, an undivided 1/5 interest; and Marcia Kompelien, Trustee, or her successors in trust, under the Marcia Kompelien Revocable Living Trust, dated February 26, 2016, an undivided 3/10 interest.

File Number: 17000330424-182

PIN: 13-0157-000

The Southeast Quarter (SE1/4) and the South Half of the Northeast Quarter (S1/2 NE1/4) of Section Thirty (30), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, except a two acre parcel conveyed to the Common School District No. 19 by deed recorded July 14, 1917 in Book 43 at Page 48, and

The Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) and Government Lots Two (2), Three (3) and Four (4) of Section Thirty (30), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 126:

Fee Owner: Larry F. Bunjer and Dianne V. Bunjer, Trustees of the Dianne V. Bunjer Revocable Trust Agreement dated October 18, 2010

File Number: 17000330424-041

PIN: 13-0168-000

The Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section Thirty-one (31), Township One Hundred Twelve (112), Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 127:

Fee Owner: Jeff’s Hills, a Minnesota partnership

File Number: 17000330424-135

PIN: 13-0171-000

The Northeast Quarter (NE1/4) of Section Numbered Thirty-two (32) in Township Numbered One Hundred Twelve (112) North of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, excepting therefrom a strip, belt or piece of land One Hundred (100) feet in width for railroad right-of-way, and except the following described Tract: Commencing at the East quarter corner of said Section 32, thence North 00 degrees 38 minutes East, 389.5 feet on and along the East line of said Section to the point of beginning; thence North 00 degrees 38 minutes East, 210.5 feet on and along said east section line, thence North 81 degrees 57 minutes West, 1320.0 feet, thence South 00 degrees 38 minutes West, 212,0 feet to a point on the Northerly right of way line of the Chicago and North Western Railway, thence South 82 degrees 01 minutes East, 1319.7 feet on and along said northerly right of way line to the East section line and the point of beginning, also all that part of the Northeast Quarter of Section 32, Township 112 North, Range 45 West of the 5th P.M., bounded by the following described lines: Beginning at the East quarter corner of said Section 32, thence North 00 degrees 38 minutes East, 288.7 feet on and along the East line of said Section to a point on the Southerly right of way line of the Chicago and North Western Railway; thence North 82 degrees 01 minutes West, 1118,2 feet on and along said Southerly right of way line, thence South 06 degrees 40 minutes West, 456.9 feet to a point on the East-West quarter line of said Section, thence North 89 degrees 31 minutes East, 1157.2 feet on and along said East-West quarter line to the East quarter corner and the point of beginning.

Tract 128:

Fee Owner: James Knofczynski n/k/a James Knoff

File Number: 17000330424-078

PIN: 13-0173-000

The South 53 rods of the Southwest Quarter of Section Thirty-Two (32), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 129:

Fee Owner: John A. Frensko, as to 1⁄2 interest and Cindy L. Frensko and Thomas J. Frensko, as Trustees, or the successor(s) in Trust, under the Cindy L. Frensko Revocable Trust Agreement dated March 21, 2012, as to a 1⁄2 interest

File Number: 17000330424-194

PIN: 13-0175-000

Southeast Quarter of Section Thirty-two (32), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

except the following:

Beginning at the East quarter corner of said Section 32; thence South 89°31’00” West 1157.2 feet on and along the East-West quarter line of said Section 32; thence South 7°58’23” West 384.99 feet; thence North 88°47’15” East 1215.55 feet to a point on the East line of said Section 32; thence North 00°44’24” West 365.34 feet on and along the East section line to the East quarter corner and the point of beginning.

Tract 130:

Fee Owner: Thomas J. Frensko and Cindy L. Frensko, as Trustees, or the successor(s) in Trust, of the Thomas J. Frensko Revocable Trust Agreement dated March 21, 2012, as to an undivided 1/2 interest; and Thomas J. Frensko and Cindy L. Frensko, as Trustees, or the successor(s) in Trust, of the Cindy L. Frensko Revocable Trust Agreement dated March 21, 2012, as to an undivided 1/2 interest.

File Number: 17000330424-195

PIN: 13-0177-000

The Northwest Quarter of the Northeast Quarter and all that part of the Northwest Quarter lying North of the railroad right of way, all in Section Thirty-three (33), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, and

The Northerly 50 feet of a strip of land 100 feet in width extending over and across the South Half of the Northwest Quarter and across that part of the Northeast Quarter of the Southwest Quarter of Section Thirty-three (33), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, lying Northerly of a line parallel with and distant 50 feet Southerly, measured at right angles and radially, from said original main track center line, as described in Book 84 at Page 477, containing 3.245 acres, more or less, formerly railroad right of way.

Tract 131:

Fee Owner: James Knofczynski n/k/a James Knoff

File Number: 17000330424-077

PIN: 13-0179-000

The South Half of the Northeast Quarter (S1/2 NE1/4) and the Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) of Section Thirty-three (33), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota;

AND

That part of the North Half of the Southeast Quarter (N1/2 SE1/4) of Section Thirty-three (33), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th Principal Meridian, Lincoln County, Minnesota, lying Northerly of a line parallel with and distant fifty (50) feet Southerly, measured at right angles and radially, from the original main track center line of the main track (now removed) of the Minnesota and South Dakota Railway Company (now the Chicago and North Western Transportation Company) as said main track center line was originally located and established over and across said Section Thirty-three (33).

Tract 132:

Fee Owner: Jerome L. Jerzak, Trustee of the Jerome L. Jerzak Trust Agreement dated January 14, 2013, as to an undivided 1/2 interest; and Mary E. Jerzak, Trustee of the Mary E. Jerzak Trust Agreement dated January 14, 2013, as to an undivided 1/2 interest.

File Number: 17000330424-064

PIN: 13-0180-000

The Southwest Quarter (SW1/4) and that part of the Northwest Quarter (NW1/4) lying South of the Railroad Right of Way, all in Section Thirty-three (33), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

AND

The Southerly Fifty Feet (50’) of a strip of land One Hundred Feet (100’) in width extending over and across the South Half of the Northwest Quarter (S1⁄2 NW1⁄4) and across that part of the Northeast Quarter of the Southwest Quarter (NE1⁄4 SW1⁄4) of said Section Thirty-three (33) Township One Hundred Twelve (112) North, Range Forty-five (45) West of the Fifth Principal Meridian, lying Northerly of a line parallel with and distant 50 feet Southerly, measured at right angles and radially from said original main track center line, as described in Book 84 of Deeds, Page 477.

Tract 133

Fee Owner: Timothy P. Jerzak

File Number: 17000330424-065

PIN: 13-0180-005

All that part of the Southeast Quarter (SE1/4) of Section Thirty-three (33), Township One Hundred Twelve (112) North, Range Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota,

EXCEPT TRACT ONE

The Railroad Right of Way, and

EXCEPT TRACT TWO

That certain 16.98 acre tract thereof being more particularly described as follows:

Beginning at the Southeast corner of said Section 33; thence West along the South section line of said Section 33 a distance of 722.4 feet to the center of County Ditch No. 37; thence right at an interior angle of 81°24’ and along the center line, County Ditch No. 37 a distance of 1019.5 feet; thence right at an interior angle of 119°37’ and along the center line of County Ditch No. 37 a distance of 648.5 feet to a point on the East section line of said Section 33; thence South at an interior angle of 67°26’ and along the East section line of said Section 33 a distance of 1242.3 feet to the point of beginning; and also

EXCEPT TRACT THREE

All that part of the South Half of the Southwest Quarter and the Southwest Quarter of the Southeast Quarter of Section 33, Township 112 North, Range 45 West, Lincoln County, Minnesota, described as follows:

Commencing at the Southwest corner of said Southwest Quarter; thence North 90°00’00” East, assumed bearing, along the South line of said Southwest Quarter 750.00 feet to the point of beginning; thence continuing North 90°00’00” East along said South line 1912.08 feet to the Southeast corner of said Southwest Quarter; thence North 90°00’00” East along the South line of said Southeast Quarter 251.92 feet; thence North 02°15’06” East 691.18 feet; thence South 88°16’42” West 634.12 feet; thence South 27°52’39” West 81.35 feet; thence North 87°01’13” West 234.80 feet; thence South 01°58’20” West 108.27 feet; thence North 89°51’15” West 132.10 feet; thence North 24°59’19” West 385.12 feet; thence South 85°19’49” West 66.17 feet; thence South 01°51’40” East 343.31 feet; thence North 89°51’15” West 366.68 feet; thence South 48°10’20” West 758.00 feet to the point of beginning.

Tract 134A:

Fee Owner: Floyd W. Lovestrand, a single person

File Number: 17000330424-326

PIN: 13-0180-010

All that part of the South Half of the Southwest Quarter and the Southwest Quarter of the Southeast Quarter of Section 33, Township 112 North, Range 45 West, Lincoln County, Minnesota, described as follows:

Commencing at the Southwest corner of said Southwest Quarter; thence North 90 degrees 00 minutes 00 seconds East, assumed bearing, along the South line of said Southwest Quarter 750.00 feet to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds East along said south line 1912.08 feet to the southeast corner of said Southwest Quarter; thence North 90 degrees 00 minutes 00 seconds East along the south line of said Southeast Quarter 251.92 feet; thence North 02 degrees 15 minutes 06 seconds East 691.18 feet; thence South 88 degrees 16 minutes 42 seconds West 634.12 feet; thence South 27 degrees 52 minutes 39 seconds West 81.35 feet; thence North 87 degrees 01 minutes 13 seconds West 234.80 feet; thence South 01 degrees 58 minutes 20 seconds West 108.27 feet; thence North 89 degrees 51 minutes 15 seconds West 132.10 feet; thence North 24 degrees 59 minutes 19 seconds West 385.12 feet; thence South 85 degrees 19 minutes 49 seconds West 66.17 feet; thence South 01 degrees 51 minutes 40 seconds East 343.31 feet; thence North 89 degrees 51 minutes 15 seconds West 366.68 feet; thence South 48 degrees 10 minutes 20 seconds West 758.00 feet to the point of beginning.

EXCEPTING THEREFROM that land in the deed recorded June 29, 2018 as Document No. 2018-001454 described as follows:

All that part of the South Half of the Southwest Quarter in Section 33, Township 112 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the southeast corner of said Southwest Quarter; thence North 90 ° 00’ 00” East, assumed bearing, along the south line of the Southeast Quarter of said Section 33, a distance of 251.92 feet; thence North 02°15’ 06” East, a distance of 691.18 feet; thence South 88° 16’ 42” West, a distance of 634.12 feet; thence South 27°52’39” West, a distance of 81.35 feet; thence North 87° 01’ 13” West, a distance of 197.52 feet, to the point of beginning; thence continuing North 87° 01’13” West, a distance of 37.28 feet; thence South 01° 58’20” West, a distance of 108.27 feet; thence South 89°51’15” West, a distance of 44.10 feet; thence South 00° 44’ 07” West, a distance of 504.37 feet, to a point on the south line of said Southwest Quarter; thence North 90°00’00” East, along said south line, a distance of 80.00 feet; thence North 00°44’07” East a distance of 610.64 feet, to the point of beginning.

AND

All that part of the South Half of the Southwest Quarter in Section 33, Township 112 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the southeast corner of said Southwest Quarter; thence North 90°00’00” East, assumed bearing, along the south line of the Southeast Quarter of said Section 33, a distance of 251.92 feet; thence North 02°15’06” East a distance of 691.18 feet; thence South 88°16’42” West a distance of 634.12 feet; thence South 27°52’39” West, a distance of 81.35 feet; thence North 87°01’13” West a distance of 234.80 feet; thence South 01°58’20” West a distance of 108.27 feet; thence South 89°51’15” West a distance of 132.10 feet, to the point of beginning; thence North 24°59’19” West, a distance of 385.12; thence South 85°19’49” West, a distance of 66.17 feet; thence South 01°51’40” East, a distance of 343.31 feet; thence North 89°51’15” East a distance of 217.49 feet, to the point of beginning.

Tract 134B:

Fee Owner: Jerome L. Jerzak, Trustee of the Jerome L. Jerzak Trust Agreement dated January 14, 2013, as to an undivided 1/2 interest; and Mary E. Jerzak, Trustee of the Mary E. Jerzak Trust Agreement dated January 14, 2013, as to an undivided 1/2 interest, as successors in interest to Floyd W. Lovestrand, a single person

File Number: 17000330424-326

PIN: 13-0180-001

All that part of the South Half of the Southwest Quarter in Section 33, Township 112 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southeast corner of said Southwest Quarter; thence North 90° 00’ 00” East, assumed bearing, along the South line of the Southeast Quarter of said Section 33, a distance of 251.92 feet; thence North 02° 15’ 06” East, a distance of 691.18 feet; thence South 88° 16’ 42” West, a distance of 634.12 feet; thence South 17° 52’ 39” West, a distance of 81.35 feet; thence North 87° 01’ 13” West, a distance of 197.52 feet, to the point of beginning; thence continuing North 87° 01’ 13” West, a distance of 37.28 feet; thence South 01° 58’ 20” West, a distance of 108.27 feet; thence South 89° 51’ 15” West, a distance of 44.10 feet; thence South 00° 44’ 07” West, a distance of 504.37 feet, to a point on the South line of said Southwest Quarter; thence North 90° 00’ 00” East, along said south line, a distance of 80.00 feet; thence North 00° 44’ 07” East a distance of 610.64 feet, to the point of beginning.

AND

All that part of the South Half of the Southwest Quarter in Section 33, Township 112 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southeast corner of said Southwest Quarter; thence North 90° 00’ 00” East, assumed bearing, along the South line of the Southeast Quarter of said Section 33, a distance of 251.92 feet; thence North 02° 15’ 06” East a distance of 691.18 feet; thence South 88° 16’ 42” West a distance of 634.12 feet; thence South 27° 52’ 39” West, a distance of 81.35 feet; thence North 87° 01’ 13” West a distance of 234.80 feet; thence South 01° 58’ 20” West a distance of 108.27 feet; thence South 89° 51’ 15” West a distance of 132.10 feet, to the point of beginning; thence North 24° 59’ 19” West, a distance of 385.12; thence South 85° 19’ 49” West, a distance of 66.17 feet; thence South 01° 51’ 40” East, a distance of 343.31 feet; thence North 89° 51’ 15” East a distance of 217.49 feet, to the point of beginning.

Tract 135:

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, as joint tenants, as to an undivided 1/4 interest; Keith Nuese and Robin L. Nuese, as joint tenants, as to an undivided 1/4 interest; Gary L. Nuese and Ann M. Nuese, as joint tenants, as to an undivided 1/4 interest; and Alan R. Nuese and Connie L. Nuese, as joint tenants, as to an undivided 1/4 interest

File Number: 01040-20836v

PIN: 14-0001-000

West Half of the Northwest Quarter (W1/2 NW1/4) of Section One (1), Township One Hundred Eleven (111) North, Range Forty Six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 136:

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, as joint tenants, as to an undivided 1/4 interest; Keith Nuese and Robin L. Nuese, as joint tenants, as to an undivided 1/4 interest; Gary L. Nuese and Ann M. Nuese, as joint tenants, as to an undivided 1/4 interest; and Alan R. Nuese and Connie L. Nuese, as joint tenants, as to an undivided 1/4 interest

File Number: 17000330424- 01040-20836v

PIN: 14-0002-010

Government Lot Three (3) and the Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) of Section One (1) in Township One Hundred Eleven (111) North of Range Forty Six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota,

EXCEPT all that part of said Government Lot Three (3) described as follows, to-wit:

Beginning at a point 244 feet West of the Northeast corner of Government Lot Three (3) of said Section One (1), Township One Hundred Eleven (111) North, Range Forty Six (46) West of the Fifth Principal Meridian, thence South parallel to the West line of said Section One (1) distance of 825 feet, thence West parallel to the North line of said Section One (1) a distance of 545 feet, thence North parallel to the West line of said Section One (1) a distance of 825 feet to the North line of said Section One (1), thence East along the North line of said Section One (1) to the point of beginning.

Tract 137:

Fee Owner: Gerald E. Pavek and Laurie Pavek, husband and wife, an undivided one-half (1/2) interest as joint tenants, and Donald Pavek and Leah Pavek, husband and wife, an undivided one-half (1/2) interest as joint tenants

File Number: 17000330424-045

PIN: 14-0003-000

The West Half of the Northeast Quarter (W1/2 NE1/4) of Section One (1), Township One Hundred Eleven (111) North, Range Forty-six (46) West, Lincoln County, Minnesota.

Tract 138:

Fee Owner: Ronald F. Dritz

File Number: 17000330424-158

PIN: 14-0004-000

Government Lot Numbered One (1), also described as the Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) of Section Numbered One (1), Township Numbered One Hundred Eleven (111) North, Range Numbered Fort-Six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 139:

Fee Owner: Luther Thomas Johnson

File Number: 17000330424-278

PIN: 14-0006-000

The North Half of the Southwest Quarter (N1/2 of SW1/4) of Section One (1), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M. Lincoln County, Minnesota.

Tract 140:

Fee Owner: Diane L. Dritz

File Number: 17000330424-160

PIN: 14-0007-000

The South Half of the Southwest Quarter (S1/2 SW1/4) of Section One (1), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the Fifth P.M., Lincoln County, Minnesota.

Tracts 141:

Fee Owner: Ronald F. Dritz

File Number: 17000330424-159

PIN: 14-0009-000

Government Lots Numbered Three (3) and Four (4) and the South Half of the Northwest Quarter (S1/2 NW1/4), also described as the Northwest Quarter (NW1/4) and as the Northwest Fractional Quarter (NW fr’ 11/4) of Section Numbered Two (2), Township Numbered One Hundred Eleven (111) North of Range numbered Forty-Six (46) West of the Fifth P.M.

EXCEPTING therefrom the following:

Commencing at the intersection of the right-of-way line of Minnesota State Trunk Highway No. 19 and Lincoln County Road No. 2, also known as Lincoln County Road No. 102; thence southerly along the easterly right-of-way line of said Lincoln County Road No. 2, also known as Lincoln County Road No. 102, a distance of 1000 feet to the point of beginning; thence easterly and parallel to the southerly line of Section 2, Township One Hundred Eleven (111) North, Range Forty-Six (46) West, a distance of 750 feet; thence southerly and parallel to the westerly line of said Section 2, a distance of 500 feet; thence westerly and parallel to the southerly line of said Section 2, a distance of 750 feet; thence northerly and parallel to the easterly line of said Section 2, a distance of 500 feet to the point of beginning, said land lying and being in Government Lot Four (4) of Section Two (2), Township One Hundred Eleven (111) North, Range Forty-Six (46) West, Lincoln County, Minnesota.

Tract 142:

Fee Owner: Ronald F. Dritz

File Number: 17000330424-159

PIN: 14-0009-000

Government Lots Numbered Three (3) and Four (4) and the South Half of the Northwest Quarter (S1/2 NW1/4), also described as the Northwest Quarter (NW1/4) and as the Northwest Fractional Quarter (NW fr’ 11/4) of Section Numbered Two (2), Township Numbered One Hundred Eleven (111) North of Range numbered Forty-Six (46) West of the Fifth P.M.

EXCEPTING therefrom the following:

Commencing at the intersection of the right-of-way line of Minnesota State Trunk Highway No. 19 and Lincoln County Road No. 2, also known as Lincoln County Road No. 102; thence southerly along the easterly right-of-way line of said Lincoln County Road No. 2, also known as Lincoln County Road No. 102, a distance of 1000 feet to the point of beginning; thence easterly and parallel to the southerly line of Section 2, Township One Hundred Eleven (111) North, Range Forty-Six (46) West, a distance of 750 feet; thence southerly and parallel to the westerly line of said Section 2, a distance of 500 feet; thence westerly and parallel to the southerly line of said Section 2, a distance of 750 feet; thence northerly and parallel to the easterly line of said Section 2, a distance of 500 feet to the point of beginning, said land lying and being in Government Lot Four (4) of Section Two (2), Township One Hundred Eleven (111) North, Range Forty-Six (46) West, Lincoln County, Minnesota.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 2,648 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 143:

Fee Owner: Timothy Dritz

File Number: 17000330424-275

PIN: 14-0009-010

Commencing at the intersection of the right-of-way line of Minnesota State Trunk Highway No. 19 and Lincoln County Road No. 2, also known as Lincoln County Road No. 102, thence southerly along the easterly right-of-way line of said Lincoln County Road No. 2, also known as Lincoln County Road No. 102, a distance of 1000 feet to the point of beginning, thence easterly and parallel to the southerly line of Section 2, Township One Hundred Eleven (111) North, Range Forty-six (46) West, a distance of 750 feet, thence southerly and parallel to the westerly line of said Section 2, a distance of 500 feet; thence westerly and parallel to the southerly line of said Section 2, a distance of 750 feet; thence northerly and parallel to the easterly line of said Section 2, a distance of 500 feet to the point of beginning, said land lying and being in Government Lot Four (4) of Section Two (2), Township One Hundred Eleven (111) North, Range Forty-six (46) West, Lincoln County, Minnesota.

Tract 144

Fee Owner: Mark A. Citterman

File Number: 17000330424-094

PIN: 14-0010-000

The South Half of Government Lot One (1); Government Lot Two (2), and the South Half of the Northeast Quarter (S1/2 NE1/4), Section Two (2), Township One Hundred Eleven (111) North, Range Forty-Six (46) West, Lincoln County, Minnesota,

LESS and EXCEPT parcel conveyed in Warranty Deed recorded May 12, 1997 as Document No. 146303, more particularly described as follows:

All that part of the Northeast fractional quarter (NE fr 1/4) of Section Two (2), Township One Hundred Eleven (111), North of Range Forty-six (46) West of the 5th Principal Meridian, bounded and described as follows:

Beginning at the NE corner of the NE1/4 of Section 2, thence West along the North line of Section 2, 1141 feet to the point of beginning, thence South 90 degrees a distance of 310 feet; thence West 90 degrees a distance of 230 feet; thence North 90 degrees to the North line of Section 2; thence East along the North line of Section 2 to the point of beginning.

Tract 145

Fee Owner: Mark A. Citterman

File Number: 17000330424-094

PIN: 14-0010-000

The South Half of Government Lot One (1); Government Lot Two (2), and the South Half of the Northeast Quarter (S1/2 NE1/4), Section Two (2), Township One Hundred Eleven (111) North, Range Forty-Six (46) West, Lincoln County, Minnesota,

LESS and EXCEPT parcel conveyed in Warranty Deed recorded May 12, 1997 as Document No. 146303, more particularly described as follows:

All that part of the Northeast fractional quarter (NE fr 1/4) of Section Two (2), Township One Hundred Eleven (111), North of Range Forty-six (46) West of the 5th Principal Meridian, bounded and described as follows:

Beginning at the NE corner of the NE1/4 of Section 2, thence West along the North line of Section 2, 1141 feet to the point of beginning, thence South 90 degrees a distance of 310 feet; thence West 90 degrees a distance of 230 feet; thence North 90 degrees to the North line of Section 2; thence East along the North line of Section 2 to the point of beginning.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 2,648 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1 in the Transmission Easement Agreement.

Tract 146:

Fee Owner: Clemence Citterman and Theresa Citterman, husband and wife

File Number: 17000330424-095

PIN: 14-0010-010

All that part of the Northeast fractional quarter (NE fr 1/4) of Section Two (2), Township One Hundred Eleven (111), North of Range Forty-six (46) West of the 5th Principal Meridian, bounded and described as follows: Beginning at the Northeast corner of the Northeast Quarter (NE1/4) of Section 2, thence West along the North line of Section 2, 1141 feet to the point of beginning, thence South 90 degrees a distance of 310 feet; thence West 90 degrees a distance of 230 feet; thence North 90 degrees to the North line of Section 2; thence East along the North line of Section 2 to the point of beginning.

Tract 147:

Fee Owner: John Jerzak and Brenda Jerzak, trustees of the John & Brenda Jerzak Living Trust dated July 15, 2010

File Number: 17000330424-061

PIN: 14-0012-000

The Southwest Quarter (SW1/4) of Section Two (2), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 148:

Fee Owner: John Jerzak and Brenda Jerzak, trustees of the John & Brenda Jerzak Living Trust dated July 15, 2010

File Number: 17000330424-061

PIN: 14-0012-000

The Southwest Quarter (SW1/4) of Section Two (2), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 2,642 feet long, parallel and adjacent to the east property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 149:

Fee Owner: Ronald F. Dritz and Diane L. Dritz, husband and wife

File Number: 17000330424-161

PIN: 14-0013-000

The Southeast Quarter (SE1/4) of Section Two (2), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the Fifth P.M., Lincoln County, Minnesota.

Tract 150:

Fee Owner: Ronald F. Dritz and Diane L. Dritz, husband and wife

File Number: 17000330424-161

PIN: 14-0013-000

The Southeast Quarter (SE1/4) of Section Two (2), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the Fifth P.M., Lincoln County, Minnesota.

Easement Area: An area within the Property eighty feet (80’) wide and approximately 2,642 feet long, parallel and adjacent to the west property line, within the Property, in the locations generally depicted on Exhibit B-1 of the Transmission Easement Agreement.

Tract 151:

Fee Owner: Ronald F. Dritz and Diane L. Dritz, husband and wife

File Number: 17000330424-161

PIN: 14-0013-000

The Southeast Quarter (SE1/4) of Section Two (2), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the Fifth P.M., Lincoln County, Minnesota.

Purchase Area: Seven acres being the west Five Hundred Forty-Four feet (544’) of the South Five Hundred Sixty feet (560’) of the Southeast Quarter (SE1/4) of Section Two (2), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the Fifth P.M., Lincoln County, Minnesota.

Tract 152:

Fee Owner: Francis A. Remerowski and Janice K. Remerowski, Trustees of the Francis A. Remerowski Revocable Living Trust Agreement dated May 4, 1993, and Janice K. Remerowski and Francis A. Remerowski, Trustees of the Janice K. Remerowski Revocable Living Trust Agreement dated May 4, 1993 AND Justin Jerzak and Amanda Jerzak

File Number: 17000330424-084

PIN: 14-0015-000

Government Lot 4 and the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) of Section Three (3), Township One Hundred Eleven (111) North, Range Forty-six (46) West, Lincoln County, Minnesota.

Tract 153:

Fee Owner: Mark Van Eck and Barbara Van Eck, husband and wife, as joint tenants

File Number: 17000330424-215

PIN: 14-0016-000

All that part of the Southwest quarter of Section three (3), Township One hundred eleven (111) North, Range Forty six (46) West of the fifth principal meridian described as follows: Beginning at the Southwest corner of the southwest quarter (SW1/4) of said section 3, thence North along the west section line of said section 3, a distance of forty-one (41) rods, thence East parallel to the North line of said section 3, a distance of Fifty (50) rods, thence South parallel to the West line of said section 3 a distance of Forty-one (41) rods to the South line of said southwest quarter (SW1/4); thence west along the South line of said Southwest quarter (SW1/4) a distance of Fifty (50) rods to the point of beginning, containing 12.8125 acres more or less.

Tract 154:

Fee Owner: Gary Nuese and Ann M. Nuese

File Number: 17000330424-050

PIN: 14-0016-010

The West 1,585 feet of the-Southwest Quarter (SW1/4) of Section numbered three (3) in Township numbered One hundred and eleven (111) North of Range numbered Forty-six (46) West of the Fifth Principal Meridian,

EXCEPTING THEREFROM: All that part of the Southwest Quarter (SW1/4) of Section Three (3), Township One hundred eleven (111) North, Range Forty-six (46) West of the Fifth Principal Meridian, described as follows:

Beginning at the Southwest corner of the Southwest Quarter (SW1/4) of said Section 3, thence North along the West section line of said Section 3, a distance of Forty-one (41) rods, thence East parallel to the North line of said Section 3, a distance of Fifty (50) rods, thence South parallel to the West line of said Section 3, a distance of Forty-one (41) rods to the South line of said Southwest Quarter (SW1/4); thence West along the South line of said Southwest Quarter (SW1/4) a distance of Fifty (50) rods to the point of beginning, said exception containing 12.8125 acres more or less.

Tract 155:

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, husband and wife, as joint tenants, an undivided one-half interest; and

Ryan C. Nuese, an undivided one-half interest

File Number: 17000330424-297

PIN: 14-0017-000

The Southwest (SW1/4) of Section numbered Three (3) in Township numbered One hundred eleven (111) North of Range numbered Forty six (46) West of the 5th P.M., EXCEPTING All that part of the Southwest quarter (SW1/4) of Section Three (3), Township One hundred eleven (111) North, Range Forty six (46) West of the 5th P.M., described as follows: The West 1585 feet of the Southwest Quarter (SW1/4) of Section Three (3), Township One Hundred eleven (111) North, Range Forty six (46) West of the 5th P.M., containing 96.27 acres, more or less, Lincoln County, Minnesota.

Tract 156:

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, husband and wife, as joint tenants, an undivided one-half interest; and

Ryan C. Nuese, an undivided one-half interest

File Number: 17000330424-297

PIN: 14-0017-000

The Southwest (SW1/4) of Section numbered Three (3) in Township numbered One hundred eleven (111) North of Range numbered Forty six (46) West of the 5th P.M., EXCEPTING All that part of the Southwest quarter (SW1/4) of Section Three (3), Township One hundred eleven (111) North, Range Forty six (46) West of the 5th P.M., described as follows: The West 1585 feet of the Southwest Quarter (SW 1/4) of Section Three (3), Township One Hundred eleven (111) North, Range Forty six (46) West of the 5th P.M., containing 96.27 acres, more or less, Lincoln County, Minnesota.

Tract 157:

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, husband and wife, as joint tenants, an undivided one-half interest; and Ryan C. Nuese, an undivided one-half interest

File Number: 17000330424-298

PIN: 14-0018-000

The Southeast (SE1/4) of Section numbered Three (3) in Township numbered One hundred eleven (111) North of Range numbered Forty six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 158:

Fee Owner: Ronald L. Nuese and Sandra A. Nuese, husband and wife, as joint tenants, an undivided one-half interest; and Ryan C. Nuese, an undivided one-half interest

File Number: 17000330424-298

PIN: 14-0018-000

The Southeast (SE1/4) of Section numbered Three (3) in Township numbered One hundred eleven (111) North of Range numbered Forty six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 159:

Fee Owner: Jeanette Hauschild, as to a life estate, Sidney Hauschild, as to an undivided 1/2 interest, and Wayne Hauschild and Cheryl Hauschild, Trustees of the WC Hauschild Living Trust dated July 22, 2014, as to an undivided 1/2 interest, as to the remainder.

File Number: 17000330424-179

PIN: 14-0019-000

The Northwest fractional Quarter of Section Four (4), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota,

Except the premises described in a deed to the State of Minnesota dated March 22, 1958 and filed April 21, 1958 in Book 70 at Page 551, legally described as follows, to-wit:

All that part of the South Half of the Northwest Quarter of Section 4, Township 111 North, Range 46 West of the 5th P.M., lying South of the following described line: Beginning at a point on the West line of said section 1,352.6 feet South of the Northwest corner thereof; thence North 89°04’ East 661.0 feet; thence South 59°27’ East 398.1 feet; thence South 25°13’ East 356.1 feet; thence South 02°10’ West 232.9 feet; thence South 85°30’ East 440.2 feet; thence North 32°44’ East 416.8 feet; thence South 89°50’ East 494.8 feet; thence North 50°32’ East 449.6 feet to the North quarter line of said section and there terminating.

Tract 160:

Fee Owner: Francis A. Remerowski and Janice K. Remerowski, Trustees of the Francis A. Remerowski Revocable Living Trust Agreement dated May 4, 1993, and Janice K. Remerowski and Francis A. Remerowski, Trustees of the Janice K. Remerowski Revocable Living Trust Agreement dated May 4, 1993, seller, and Justin Jerzak, buyer

File Number: 17000330424-085

PIN: 14-0021-000

Government Lots 1 and 2 and the South Half of the Northeast Quarter (S1/2 NE1/4) of Section Four (4), Township one Hundred Eleven (111) North, Range Forty-six (46) West, Lincoln County, Minnesota,

EXCEPTING THEREFROM: All that part of the Southeast Quarter of the Northeast Quarter (SE1/4 NE1/4) of said Section Four (4), Township One Hundred Eleven (111) North, Range Forty-six (46) West

within the following described boundaries. Beginning at the East quarter corner of said Section Four (4), thence West on and along the East and West Quarter line of said Section Four (4), for a distance of 760 feet, thence North parallel with the East line of said Section Four (4) for a distance of 900 feet, thence East parallel with said East and West quarter line for a distance of 760 feet, to the section line, thence South on and along the section line 900 feet to the point of beginning. Said tract containing 15.702 acres;

AND ALSO EXCEPTING THEREFROM: All that part of the South Half of the Northeast Quarter (S1/2 NE1/4) of Section Four (4), Township One Hundred Eleven (111) North, Range Forty-six (46) West, Lincoln County, Minnesota, being more particularly described as follows: Commencing at the southeast corner of said Northeast Quarter (NE1/4); thence North 89 degrees 29 minutes 06 seconds West, bearing based on Lincoln County Coordinate System, along the south line of said Northeast Quarter, a distance of 760.00 feet, to the point of beginning; thence North 00 degrees 06 minutes 42 seconds West, parallel with the east line of said Section Four (4), a distance of 900.00 feet; thence North 89 degrees 29 minutes 06 seconds West a distance of 1666.69 feet; thence North 00 degrees 14 minutes 29 seconds West a distance of 204.48 feet; thence North 89 degrees 29 minutes 06 seconds West a distance of 215.00 feet, to a point on the west line of said Northeast Quarter (NE1/4); thence South 00 degrees 14 minutes 29 seconds East, along said west line, a distance of 1104.50 feet, to the southwest corner of said Northeast Quarter (NE1/4); thence South 89 degrees 29 minutes 06 seconds East, along the south line of said Northeast Quarter (NE1/4), a distance of 1879.65 feet, to the point of beginning.

Tract 161:

Fee Owner: Linda J. Buller

File Number: 17000330424-190

PIN: 14-0031-010

Government Lots Three (3) and Four (4) and the South One-Half of the Northwest Quarter (S1/2 NW1/4) in Section Numbered Five (5) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, excepting therefrom the following described Tract:

Beginning at the Northwest corner of said Section Five (5), and running thence East along the North line of said Section 5 a distance of 15 rods; thence South at right angles to the last line a distance of 16 rods; thence West at right angles to the last line a distance of 15 rods; and thence North along the West line of said section a distance of 16 rods to the place of beginning, containing 1 1/2 acres, more or less;

LESS and EXCEPT parcel conveyed in Warranty Deed recorded May 5, 1998 at Document No. 148133, more particularly described as follows:

That property in Government Lot Numbered Four (4) of Section Numbered Five (5) in Township Numbered One Hundred and Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian described as follows:

Commencing at the Northwest corner of Government Lot Four (4) thence East along the North line of Government Lot Four (4) a distance of 247.50 feet to the point of beginning, thence continuing on and along the North line of Government Lot Four (4) a distance of 189.50 feet; thence South at right angles to the last line a distance of 1,157 feet; thence West at right angles to the last line a distance of 437 feet; thence North along the West line of Government Lot Four (4) a distance of 893 feet; thence East at right angles to the last line a distance of 247.50 feet; thence North at right angles to the last line a distance of 264 feet to the North line of Government Lot Four (4) to the point of beginning.

Tract 162:

Fee Owner: Wayne Hauschild and Cheryl Hauschild, Trustees of the WC Hauschild Living Trust dated July 22, 2014

File Number: 17000330424-178

PIN: 14-0034-000

Part of the Northeast Quarter of Section Five (5), Township One Hundred Eleven (111) North, Range 46 West of the 5th P.M., Lincoln County, Minnesota, described as follows:

Commencing at the Northeast corner of the Northeast Quarter of the Northeast Quarter of said Section 5; thence South, assumed bearing, along the East line of the Northeast Quarter of said Section 5, a distance of 431.33 feet to the point of beginning; thence West a distance of 715.15 feet; thence South a distance of 913.65 feet; thence East a distance of 715.15 feet to the East line of the Northeast Quarter of said Section 5; thence North, along the East line of the Northeast Quarter of said Section 5, a distance of 913.65 feet to the point of beginning.

Tract 163:

Fee Owner: Douglas L. Buller

File Number: 17000330424-184

PIN: 14-0035-000

The South One-Half of the Southwest Quarter (S1/2 SW1/4) of Section Numbered Five (5) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 164:

Fee Owner: Jeanette Hauschild, as to a life estate, Sidney Hauschild, as to an undivided 1/2 interest, and

Wayne Hauschild and Cheryl Hauschild, Trustees of the WC Hauschild Living Trust dated July 22, 2014, as to an undivided 1/2 interest, as to the remainder.

File Number: 17000330424-180

PIN: 14-0036-000

The North Half of the Southwest Quarter and the West Half of the Northwest Quarter of the Southeast Quarter of Section Five (5), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 165:

Fee Owner: Randall G. Schwarz and Leslie E. Schwarz, husband and wife, as joint tenants

File Number: 17000330424-146

PIN: 14-0037-000

That part of the SE1/4 of Section 5, Township 111N, Range 46W, Lincoln County, Minnesota, described as follows:

Beginning at the Southeast corner of the SE1/4 of Section 5; thence West along the South line of said SE1/4 a distance of 470 feet; thence North, parallel to the East line of the SE1/4; a distance of 1540 feet; thence East, parallel to the South line of said SE1/4, a distance of 470 feet to the East line of said SE1/4; thence South along the East line of said SE1/4 a distance of 1540 feet to the point of beginning.

Tract 166:

Fee Owner: Avis Vierhuf, as to a life estate, and Dawn Groskreutz and Anthony Groskreutz, as to an undivided 1/2 interest, and Todd Vierhuf and Deborah Vierhuf, as to an undivided 1/2 interest, as to the remainder.

File Number: 17000330424-071

PIN: 14-0040-000

The Northwest fractional quarter (NW FR 1⁄4) of Section Six (6), Township One Hundred Eleven (111) North, Range Forty-six (46), Lincoln County, Minnesota, also described as:

Southeast quarter of the Northwest quarter (SE1/4 NW1/4) and Government Lots numbered Three (3), Four (4) and Five (5) of Section numbered Six (6) in Township numbered One hundred eleven (111) North, Range numbered Forty-six (46) West of the 5th principal meridian.

Tract 167:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight and Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-020

PIN: 14-0041-000

Government Lots One (1) and Two (2), of Section Six (6), all in Township One Hundred Eleven (111), North of Range Forty-six (46), West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 168:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight and Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-021

PIN: 14-0042-000

The South Half of the Northeast Quarter (S1/2 NE1/4) of Section Numbered Six (6) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth principal Meridian, Lincoln County, Minnesota

Tract 169:

Fee Owner: Linda J. Buller

File Number: 17000330424-188

PIN: 14-0043-000

Government Lots numbered Six (6) and Seven (7) and the East half of the Southwest Quarter (E1/2 SW1/4) also described as the Southwest Quarter (SW1/4) of Section numbered Six (6) in Township numbered One Hundred eleven (111) North, of Range numbered Forty six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 170:

Fee Owner: Joan A. Larson, as trustee of the Joan A. Larson Revocable Living Trust

File Number: 17000330424-086

PIN: 14-0046-000

Government Lot One (1) and the East Half of the Northwest Quarter (E1/2 NW1/4) of Section Seven (7), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 171:

Fee Owner: Nancy L. Popowski, as Trustee, and John L. Popowski, as Trustee, or the successor(s) in Trust, under the Nancy L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-eighth (1/8) interest; Nancy L. Popowski, Trustee, and John L. Popowski, as Trustee, or the successor(s) in Trust, under the John L. Popowski Revocable Trust Agreement dated February 17, 2012, as to an undivided one-eighth (1/8) interest; Richard K. Christianson and Maxine L. Christianson, as trustees of the Richard K. Christianson and Maxine L. Christianson Revocable Living Trust dated August 18, 2011, as to an undivided one-fourth (1/4) interest. Larry Thoreson, Randal Reinertson and Annette Banchy as trustees of the Odell L. Reinertson Revocable Living Trust dated August 9, 1999, as to an undivided one-half (1/2) interest

File Number: 17000330424-111

PIN: 14-0047-000

Lots Two (2), Three (3) and Four (4) of Section Seven (7) in Township One hundred eleven (111) North of Range Forty six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 172:

Fee Owner: John D. Dorn

File Number: 17000330424-031

PIN: 14-0048-000

The Northeast Quarter (NE1/4) of Section Seven (7), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5 P.M., Lincoln County, Minnesota.

Tract 173:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight and Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-022

PIN: 14-0049-000

The East One-Half of the Southwest Quarter (E1/2 SW1/4) of Section Numbered Seven (7) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 174:

Fee Owner: Eileen V. Buller as Trustees of Tetonka Ridge Ranch, a Minnesota Business Trust

File Number: 1700330424-316

PIN: 14-0050-000

The Southeast Quarter (SE1/4) of Section Seven (7), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 175:

Fee Owner: LoWayne L. Juenke, as to a 50% interest; Doyle E. Juenke, as to a 50% interest

File Number: 17000330424-224

PIN: 14-0051-010

Northwest Quarter of Section Eight (8), Township One hundred Eleven (111) North, Range Forty six (46) West of the Fifth Principal Meridian,

EXCEPTING THEREFROM: All that part of the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section Eight (8), Township One hundred eleven (111) North, Range Forty six (46) West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the Northwest corner of said Northwest Quarter; thence South 00 degrees 26 minutes 43 seconds East, bearing based on Minnesota State Plane Coordinate System, Lincoln County Datum, along the west line of said Northwest Quarter, a distance of 468.00 feet; thence North 89 degrees 11 minutes 58 seconds East, a distance of 150.16 feet; thence South 38 degrees 55 minutes 18 seconds East a distance of 85.42 feet; thence South 89 degrees 23 minutes 24 seconds East a distance of 257.49 feet; thence North 36 degrees 28 minutes 45 seconds East a distance of 17.68 feet; thence North 87 degrees 34 minutes 04 seconds East a distance of 236.64 feet; thence North 00 degrees 51 minutes 49 seconds East a distance of 527.51 feet to a point on the north line of said Northwest quarter; thence South 88 degrees 40 minutes 38 seconds West, along said north line a distance of 720.00 feet to the point of beginning.

Tract 176a:

Fee Owner: Tony Citterman, as successor in interest to Nicholas Joseph Citterman and Sherri Lynn Citterman, husband and wife, and Anthony John Citterman, a single person

File Number: 17000330424-073

PIN: 14-0052-000

The North Half of the Northeast Quarter of Section 8, Township 111 North, Range 46 West, Lincoln County, Minnesota.

AND

All that part of the South Half of the Northeast Quarter of Section 8, Township 111 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the northeast corner of the South Half of said Northeast Quarter; thence South 00 degrees 36 minutes 46 seconds West, bearing based on Lincoln County Coordinate System (1996 Adj.), along the east line of said Northeast Quarter, a distance of 40.00 feet; thence South 88 degrees 22 minutes 56 seconds West a distance of 204.50 feet; thence South 00 degrees 36 minutes 46 seconds West a distance of 22.25 feet; thence South 88 degrees 22 minutes 56 seconds West a distance of 128.25 feet; thence North 00 degrees 36 minutes 46 seconds East a distance of 62.25 feet, to a point on the north line of the South Half of said Northeast Quarter; thence North 88 degrees 22 minutes 56 seconds East, along said north line, a distance of 332.75 feet, to the point of beginning.

Said tract is subject to any existing highways, roadways, or easements.

Tract 176b:

Fee Owner: Nicholas J. Citterman, as successor in interest to Nicholas Joseph Citterman and Sherri Lynn Citterman, husband and wife, and Anthony John Citterman, a single person, currently reads: Tony Citterman, as successor in interest to Nicholas Joseph Citterman and Sherri Lynn Citterman, husband and wife, and Anthony John Citterman, a single person

File Number:

PIN: 14-0052-010

The Northeast Quarter (NE1/4) of Section Eight (8), Township One Hundred Eleven (111) North, Range Forty-six (46) West, Lincoln County, Minnesota, EXCEPTING the following described property:

The North Half of the Northeast Quarter of Section 8, Township 111 North, Range 46 West, Lincoln County, Minnesota.

AND

All that part of the South Half of the Northeast Quarter of Section 8, Township 111 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the northeast corner of the South Half of said Northeast Quarter; thence South 00 degrees 36 minutes 46 seconds West, bearing based on Lincoln County Coordinate System (1996 Adj.), along the east line of said Northeast Quarter, a distance of 40.00 feet; thence South 88 degrees 22 minutes 56 seconds West a distance of 204.50 feet; thence South 00 degrees 36 minutes 46 seconds West a distance of 22.25 feet; thence South 88 degrees 22 minutes 56 seconds West a distance of 128.25 feet; thence North 00 degrees 36 minutes 46 seconds East a distance of 62.25 feet, to a point on the north line of the South Half of said Northeast Quarter; thence North 88 degrees 22 minutes 56 seconds East, along said north line, a distance of 332.75 feet, to the point of beginning.

Said tract is subject to any existing highways, roadways, or easements.

Tract 177:

Fee Owner: Carole S. Buller

File Number: 17000330424-256

PIN: 14-0053-000

The North Half of the Southwest Quarter of Section Eight (8), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota, excepting therefrom:

Commencing at the Northwest corner of the Southwest Quarter of Section 8, Township 111 North, Range 46 West of the 5th P.M.; thence East, on and along the North line of said Southwest Quarter a distance of 1,883 feet; thence South parallel to the West section line, a distance of 578 feet; thence West parallel to the North line of said Southwest Quarter, a distance of 489 feet; thence North parallel to the West line of said section, a distance of 248 feet; thence West parallel to the North line of said Southwest Quarter, a distance of 1,394 feet to the West line of said section; thence North, on and along said West section line a distance of 330 feet to the point of beginning.

Tract 178:

Fee Owner: Carole S. Buller

File Number: 17000330424-257

PIN: 14-0053-010

The South Half of the Southwest Quarter of Section Eight (8), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 179:

Fee Owner: David N. Blees, a single person

File Number: 17000330424-353

PIN: 14-0055-000

All that part of the Northeast Quarter of the Southeast Quarter (NEl/4 SEl/4) of Section Eight (8) in Township One Hundred Eleven (111) North of Range Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota, described as follows:

Beginning at the northeast corner of said Southeast Quarter; thence South 00 degrees 17 minutes 54 seconds East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of said Southeast Quarter, a distance of 735.00 feet; thence North 87 degrees 22 minutes 36 seconds West a distance of 509.22 feet; thence North 02 degrees 09 minutes 43 seconds East a distance of 572.04 feet; thence South 89 degrees 41 minutes 49 seconds west a distance of 160.92 feet; thence North 02 degrees 34 minutes 53 seconds West a distance of 123.51 feet, to a point on the north line of said Southeast Quarter; thence North 88 degrees 27 minutes 21 seconds East, along said north line a distance of 650.00 feet to the point of beginning.

Tract 180:

Fee Owner: Marc Widmark

File Number: 17000330424-210

PIN: 14-0057-000

The West 405.90 feet of the South 495 feet of the Northwest Quarter (NW1/4) of Section Nine (9), Township One Hundred Eleven (111) North of Range Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

https://www.stewartlinks.com/url/x00jvcbkcie3

Tract 181:

Fee Owner: Randall G. Schwarz and Leslie E. Schwarz, husband and wife, as joint tenants

File Number: 17000330424-147

PIN: 14-0058-000

All that part of the Northwest quarter (NW1⁄4) of Section numbered nine (9) in Township numbered One hundred and eleven (111) North of Range numbered Forty six (46) West of the fifth principal meridian, Lincoln County, Minnesota, described as follows: Commencing at the Northwest corner of Section numbered 9 in Township numbered 111 North, Range numbered 46 West of the fifth principal meridian, thence running East a distance of 14 1⁄2 rods; thence running South a distance of 22 rods; thence running West a distance of 14 1⁄2 rods; thence running North a distance of 22 rods to the point of beginning.

Tract 182:

Fee Owner: Douglas L. Buller

File Number: 17000330424-183

PIN: 14-0059-000

The Northeast Quarter (NE1/4) of Section Numbered Nine (9) of Township One Hundred Eleven (111), North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 183:

Fee Owner: James Randolph, Trustee of the James Randolph Living Trust dated September 29, 2015

File Number: 17000330424-225

PIN: 14-0062-000

Southeast Quarter (SE1/4) of Section Nine (9), Township One hundred eleven (111) North, Range Forty six (46) West of the Fifth (5th) principal meridian.

Tract 184:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight and Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-017

PIN: 14-0063-000

The Northwest Quarter of Section 10, Township 111, Range 46 West, Lincoln County, Minnesota.

Tract 185:

Fee Owner: Charles Berg, Audrey Ochocki and Melanie Marie Hilgendorf , as successor in interest to Charles Berg, Audrey Ochocki and John L. Berg

File Number: 17000330424-074

PIN: 14-0065-000

The Southwest Quarter (SW1/4) of Section Ten (10), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 186

Fee Owner: Mark A. Citterman

File Number: 17000330424-093

PIN: 14-0068-000

Northwest Quarter (NW1/4), Section Eleven (11), Township One Hundred Eleven (111) North, Range Forty-six (46) West, Lincoln County, Minnesota.

Tract 187:

Fee Owner: Thomas M. Hansen and Katie A. Hansen as successors in interest to Michael L. Hansen

File Number: 17000330424-304

PIN: 14-0072-000

All that part of the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section 12, Township 111 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the northwest corner of said Northwest Quarter (NW1/4); thence South 00 degrees 11 minutes 07 seconds West, bearing based on Lincoln County Coordinate System, along the west line of said Northwest Quarter (NW1/4), a distance of 427.00 feet, to the point of beginning; thence continuing South 00 degrees 11 minutes 07 seconds West, along said west line, a distance of 813.00 feet; thence South 89 degrees 48 minutes 53 seconds East a distance of 433.00 feet; thence North 00 degrees 11 minutes 07 seconds East a distance of 813.00 feet; thence North 89 degrees 48 minutes 53 seconds West a distance of 433.00 feet, to the point of beginning.

Tract 188:

Fee Owner: Michael L. Hansen

File Number: 17000330424-304

PIN: 14-0072-010

The West Half of the Northwest Quarter (W1/2 NW1/4) of Section Twelve (12), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota;

LESS and EXCEPT parcel conveyed in Warranty Deed recorded April 13, 2017 as Document No. 2017-000849 more particularly described as follows:

All that part of the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section 12, Township 111 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the northwest corner of said Northwest Quarter (NW1/4); thence South 00 degrees 11 minutes 07 seconds West, bearing based on Lincoln County Coordinate System, along the west line of said Northwest Quarter (NW1/4), a distance of 427.00 feet, to the point of beginning; thence continuing South 00 degrees 11 minutes 07 seconds West, along said west line, a distance of 813.00 feet; thence South 89 degrees 48 minutes 53 seconds East a distance of 433.00 feet; thence North 00 degrees 11 minutes 07 seconds East a distance of 813.00 feet; thence North 89 degrees 48 minutes 53 seconds West a distance of 433.00 feet, to the point of beginning.

Tract 189:

Fee Owner: Luther Thomas Johnson

File Number: 17000330424-279

PIN: 14-0073-000

The East Half of the Northwest Quarter (E1/2 NW1/4) of Section Twelve (12), Township One Hundred eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 190:

Fee Owner: David Sterzinger

File Number: 17000330424-043

PIN: 14-0074-000

All that part of the Northeast Quarter (NE1/4) of Section Twelve (12), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th Principal Meridian, Lincoln County, Minnesota, described as follows:

Commencing at the Northeast corner of the Northeast Quarter of Section 12, Township 111 North, Range 46 West, that being the point of beginning; thence South along the East section line a distance of 1,980 feet; thence West and parallel with the South section line a distance of 1,760 feet; thence North and parallel with the East section line a distance of 1,980 feet to the North section line; thence East along the North section line a distance of 1,760 feet to the point of beginning.

Tract 191:

Fee Owner: Paul G. Sterzinger as Trustee of the Paul G. Sterzinger and Geraldine A. Sterzinger Revocable Living Trust dated September 30, 1996

File Number: 17000330424-331

PIN: 14-0074-010

All that part of the Northeast Quarter (NE1/4) of Section Numbered Twelve (12) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth Principal Meridian in the County of Lincoln and State of Minnesota.

Commencing at the Northwest corner of the NE1/4 of Section 12 in Township 111 North of Range 46 West, that being the point of beginning; thence South along the West section line a distance of 1,980 feet; thence East and parallel with the North section line a distance of 880 feet; thence North and parallel with the West section line a distance of 1,980 feet to the North section line; thence West along the North section line a distance of 880 feet to the point of beginning.

Tract 192:

Fee Owner: David Sterzinger

File Number: 01040-20839t

PIN: 14-0074-020

The South Forty (40) acres of the Northeast (NE1/4) of Section Numbered Twelve (12) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth Principal Meridian in the County of Lincoln and State of Minnesota.

Tract 193:

Fee Owner: Bernard Riley and Marianne Riley, as tenants in common

File Number: 17000330424-044

PIN: 14-0076-000

The Southeast Quarter (SE1/4) of Section Twelve (12), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Fifth P. M., Lincoln County, Minnesota.

Tract 194:

Fee Owner: Douglas Buller and Linda Buller, husband and wife

File Number: 17000330424-044

PIN: 14-0077-000

The North One-Half (N/1/2) of Section Numbered Thirteen (13) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 195:

Fee Owner: Timothy T. Dritz

File Number: 17000330424-218

PIN: 14-0078-000

The Southwest Quarter (SW1/4) of Section Thirteen (13), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 196:

Fee Owner: Justin Schmidt and Elishia Schmidt

File Number: 17000330424-323

PIN: 14-0080-000

The west 900 feet of the south 190 feet of the Northwest quarter of Section 14, Township 111 North, Range 46 West, Lincoln County, Minnesota.

Said tract is subject to a 30 feet ingress and egress easement over and across the north 30 feet and the east 30 feet thereof;

AND

All that part of the North Half of the Southwest Quarter of Section 14, Township 111 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the northwest comer of said Southwest quarter; thence South 89 degrees 27 minutes 16 seconds East, bearing based on Minnesota State Plane Coordinate system Lincoln County Datum, along the north line of said Southwest Quarter, a distance of 900.00 feet; thence South 00 degrees 17 minutes 02 seconds West a distance of 270.97 feet; thence North 89 degrees 07 minutes 16 seconds West a distance of 444.59 feet; thence North 05 degrees 18 minutes 53 seconds East a distance of 90.00 feet; thence North 89 degrees 07 minutes 16 seconds West a distance of 463.00 feet to a point on the west line of said Southwest Quarter; thence North 00 degrees 10 minutes 24 seconds East, along said west line, a distance of 176.00 feet, to the point of beginning. Said tract is subject to the following 30 foot ingress and egress easement over and across a part of the West Half of the Southwest Quarter of Section 14, Township 111 north, Range 46 West, Lincoln County, Minnesota, lying west of the following described line:

Commencing at the northwest comer of said Southwest Quarter, thence South 89 degrees 27 minutes 16 seconds East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the north line of said Southwest Quarter, a distance of 900.00 feet to the point of beginning of said line to be described; thence South 00 degrees 17 minutes 02 seconds West a distance of 30.00 feet, said line there terminating.

Tract 197:

Fee Owner: Arlon Buchholz and Martha C. Buchholz, as Trustee(s) of the Arlon Buchholz Revocable Living Trust dated March 23, 2004, as to an undivided 1/2 interest, and Martha C. Buchholz and Arlon Buchholz, as Trustee(s) of the Martha C. Buchholz Revocable Living Trust dated March 23, 2004, as to an undivided 1/2 interest.

File Number: 17000330424-027

PIN: 14-0080-010

The Northwest Quarter of Section Fourteen (14), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota, except the West Nine Hundred (900) feet of the South One Hundred Ninety (190) feet thereof.

Tract 198:

Fee Owner: Robert L. Knoff

File Number: 17000330424-089

PIN: 14-0080-020

The North Half of the Southwest Quarter (N1/2 SW1/4) in Section Fourteen (14), Township One Hundred Eleven (111) North, Range Forty six (46) West of the 5th P.M., Lincoln County, Minnesota, Excepting Therefrom, the following described property:

Beginning at the Northwest corner of said Southwest Quarter; thence South 89°27’16” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the North line of said Southwest Quarter, a distance of 900.00 feet; thence South 00°17’02” West a distance of 270.97 feet; thence North 89°07’16” West a distance of 444.59 feet; thence North 05°18’53” East a distance of 90.00 feet; thence North 89°07’16” West a distance of 463.00 feet to a point on the West line of said Southwest Quarter; thence North 00°10’24” East, along said West line, a distance of 176.00 feet, to the point of beginning.

Tract 199:

Fee Owner: Douglas L. Buller

File Number: 17000330424-192

PIN: 14-0082-000

The South Half of the Southwest Quarter (S1/2 SW1/4) of Section Fourteen (14), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 200

Fee Owner: Muriel S. Koopman as Trustee of the Muriel S. Koopman Revocable Living Trust

File Number: 17000330424-334

PIN: 14-0086-000

The Northwest Quarter (NW1/4) of Section Fifteen (15), Township (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 201:

Fee Owner: Loren G. Fredricks, a single person, as successor in interest to Loren G. Fredricks and Michelle K. Fredricks, husband and wife, as joint tenants

File Number: 17000330424-292

PIN: 14-0085-000

All that part of the Southeast Quarter of the Northeast Quarter of Section 15, Township 111 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southeast corner of the said Northeast Quarter; thence North 00 degrees 00 minutes 00 seconds East, assumed bearing along the east line of said Northeast Quarter, a distance of 73.00 feet to the point of beginning; thence continuing North 00 degrees 00 minutes 00 seconds East, along said east line, a distance of 480.00 feet; thence South 79 degrees 16 minutes 20 seconds West a distance of 250.81 feet; thence South 12 degrees 45 minutes 28 seconds East, a distance of 80.35 feet; thence 48 degrees 56 minutes 47 seconds West a distance of 274.39 feet; thence South 00 degrees 11 minutes 17 seconds East a distance of 52.20 feet; thence South 77 degrees 38 minutes 23 seconds East a distance of 117.65 feet; thence South 01 degrees 50 minutes 44 seconds East a distance of 74.61 feet; thence South 85 degrees 54 minutes 18 seconds East a distance of 318.92 feet to the point of beginning.

Tract 202:

Fee Owner: Nathan C. Buntrock and Jeannine M. Buntrock, husband and wife

File Number: 17000330424-032

PIN: 14-0085-010

NE1/4, Sec. 15, T111N, R46W, Lincoln County, Minnesota,

EXCEPTING THEREFROM: All that part of the SE1/4 NE1/4, of Sec. 15, T111N, R46W, Lincoln County, Minnesota, being more particularly described as follows: Commencing at the SE corner of the said NE1/4; thence North 00°00’00” East, assumed bearing, along the East line of said NE1/4, a distance of 73.00 feet to the point of beginning; thence continuing North 00°00’00” East, along said East line, a distance of 480.00 feet; thence South 79°16’20” West a distance of 250.81 feet; thence South 12°45’28” East a distance of 80.35 feet; thence South 48°56’47” West a distance of 274.39 feet; thence South 00°11’17” East a distance of 52.20 feet; thence South 77°38’23” East a distance of 117.65 feet; thence South 01°50’44” East a distance of 74.61 feet; thence South 85°54’18” East a distance of 318.92 feet to the point of beginning.

Tract 203

Fee Owner: Muriel S. Koopman, as Trustee of the Muriel S. Koopman Revocable Living Trust

File Number: 17000330424-335

PIN: 14-0086-000

The West Half of the Southwest Quarter (W1/2 SW1/4) of Section Fifteen (15), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 204

Fee Owner: Harvey J. Koopman, as Trustee of the Harvey J. Koopman Revocable Living Trust

File Number: 17000330424-336

PIN: 14-0086-010

The East Half of the Southwest Quarter (E1/2 SW/4) of Section Fifteen (15), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 205:

Fee Owner: Sandra L. Scholten, Trustee of the Sandra L. Scholten Trust Agreement dated September 7, 2011

File Number: -01040-21102ql

PIN: 14-0087-000

The Southeast Quarter (SEl/4) of Section Numbered Fifteen (15) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 206:

Fee Owner: Robert E. Loosbrock and Barbara J. Loosbrock, as Trustees of the Robert E, Loosbrock Revocable Trust Agreement dated August 27, 2014

File Number: 17000330424-310

PIN: 14-0088-000

The North One hundred thirty three (133) acres of the Northwest Quarter of Section Sixteen (16), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 207:

Fee Owner: Robert E. Loosbrock and Barbara J. Loosbrock, as Trustees of the Robert E, Loosbrock Revocable Trust Agreement dated August 27, 2014

File Number: 17000330424-311

PIN: 14-0088-010

The Northwest Quarter (NW1/4) of Section Sixteen (16), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota; EXCEPTING THEREFROM the North One Hundred Thirty three (133) acres.

Tract 208

Fee Owner: Harvey J. Koopman, as Trustee of the Harvey J. Koopman Revocable Living Trust

File Number: 17000330424-333

PIN: 14-0089-000

The Northeast Quarter (NE1/4) of Section Sixteen (16), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 209:

Fee Owner: David A. Buchholz and Suzanne M. Buchholz, husband and wife, as joint tenants

File Number: 17000330424-015

PIN: 14-0090-000

The Southwest Quarter (SW1/4) of Section Sixteen (16), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 210:

Fee Owner: Connie Matsuda, as to an undivided 1/3 interest, Kathleen Pederson, as to an undivided 1/3 interest, and Susan Singsaas, as to an undivided 1/3 interest.

File Number: 17000330424-138

PIN: 14-0091-010

The Southeast Quarter of Section Sixteen (16), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota,

Excepting therefrom all that part of the Southeast Quarter of Section 16, Township 111 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southwest corner of said Southeast Quarter; thence South 88°22’12” East, bearings based on NAD 83 Lincoln County Datum, along the South line of said Southeast Quarter a distance of 452.34 feet to the point of beginning; thence North 00°58’08” East a distance of 456.56 feet; thence North 84°20’07” East a distance of 208.83 feet; thence North 46°50’58” East, a distance of 118.16 feet; thence North 80°03’30” East a distance of 21.87 feet; thence South 57°30’31” East a distance of 218.98 feet; thence North 86°03’22” East a distance of 44.77 feet; thence South 00°31’28” West a distance of 229.14 feet; thence South 86°13’02” East a distance of 241.94 feet; thence South 03°45’16” West a distance of 224.65 feet to a point on the South line of said Southeast Quarter; thence North 88°22’12” West, along said South line, a distance of 777.55 feet to the point of beginning.

Tract 211:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight and Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-138

PIN: 14-0092-000

Northwest quarter (NW1/4) of Section numbered Seventeen (17), in Township numbered One hundred eleven (111) North, of Range numbered Forty six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 212:

Fee Owner: John Dwight Buller

File Number: 17000330424-082

PIN: 14-0094-000

The East half of the Southwest quarter (E1/2 SW1/4) of Section Seventeen (17), Township One hundred eleven (111) North, Range Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 213:

Fee Owner: Arlon Buchholz and Martha C. Buchholz, as Trustee(s) of the Arlon Buchholz Revocable Living Trust dated March 23, 2004, as to an undivided 1/2 interest, and Martha C. Buchholz and Arlon Buchholz, as Trustee(s) of the Martha C. Buchholz Revocable Living Trust dated March 23, 2004, as to an undivided 1/2 interest.

File Number: 17000330424-082

PIN: 14-0097-010

The North Half of the Southeast Quarter (N1/2 SE1/4) of Section Seventeen (17), Township One Hundred Eleven (111) North, Range Forty-six (46) of the 5th P.M., Lincoln County, Minnesota,

Excepting that part of the North 1/2 of the Southeast 1/4 of Section 17, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota, described as follows: Commencing at the Southeast corner of said Southeast 1/4; thence North 2253.23 feet along the East line of said Southeast 1/4 to the point of beginning; thence West at right angles, a distance of 770.00 feet; thence North at right angles, a distance of 402.20 feet, more or less, to the North line of said Southeast 1/4; thence East along the North line of said Southeast 1/4 a distance of 770.65 feet, more or less, to the East line of said Southeast 1/4; thence South along the East line of said Southeast 1/4 a distance of 433.81 feet, more or less, to the point of beginning.

Tract 214:

Fee Owner:

Murray Widmark

File Number: 17000330424-325

PIN: 14-0098-000

All that part of the Southeast Quarter of the Southeast Quarter of Section 17, Township 111 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the southeast corner of said Southeast Quarter; thence North 00 degrees 08 minutes 20 seconds East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of said Southeast Quarter, a distance of 666.00 feet; thence North 89 degrees 13 minutes 37 seconds West a distance of 238.13 feet; thence South 85 degrees 56 minutes 03 seconds West a distance of 215.68 feet; thence South 00 degrees 37 minutes 34 seconds West a distance of 664.08 feet to a point on the south line of said Southeast Quarter; thence North 88 degrees 44 minutes 10 seconds East, along said south line, a distance of 459.00 feet to the point of beginning

Tract 215:

Fee Owner: Arlon Buchholz and Martha C. Buchholz, as Trustee(s) of the Arlon Buchholz Revocable Living Trust dated March 23, 2004, as to an undivided 1/2 interest, and Martha C. Buchholz and Arlon Buchholz, as Trustee(s) of the Martha C. Buchholz Revocable Living Trust dated March 23, 2004, as to an undivided 1/2 interest.

File Number: 17000330424-029

PIN: 14-0098-010

The South Half of the Southeast Quarter (S1/2 SE1/4) of Section Seventeen (17), Township One Hundred Eleven (111), Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota,

Except that part of the Southeast 1/4 of the Southeast 1/4 of Section 17, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota, being more particularly described as follows: Beginning at the Southeast corner of said Southeast 1/4; thence North 00°08’20” East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the East line of said Southeast 1/4, a distance of 666.00 feet; thence North 89°13’37” West a distance of 238.13 feet; thence South 85°56’03” West a distance of 215.68 feet; thence South 00°37’34” West a distance of 664.08 feet to a point on the South line of said Southeast 1/4; thence North 88°44’10” East along said South line, a distance of 459.00 feet to the point of beginning.

Tract 216:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees under the Dwight & Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-131

PIN: 14-0103-000

Southwest fractional Quarter (SW fr 1⁄4) also described as Government Lots Three (3) and Four (4) and the East half of the Southwest quarter (E1/2 SW1/4) of Section Eighteen (18) in Township One hundred eleven (111) North of Range Forty six (46), Lincoln County, Minnesota,

LESS and EXCEPT

All that part of the Southeast Quarter of the Southwest Quarter of Section Eighteen (18), Township One hundred eleven North, Range Forty six (46) West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the southeast corner of said Southwest Quarter; thence North 00 degrees 30 minutes 29 seconds East, bearing based on Lincoln County Coordinate System, along the east line of said Southwest Quarter, a distance of 33.0 feet to the point of beginning; thence North 89 degrees 07 minutes 31 seconds West a distance of 568.22 feet; thence North 01 degrees 36 minutes 00 seconds West a distance of 269.00 feet; thence North 64 degrees 40 minutes 00 seconds East a distance of 62.50 feet; thence North 19 degrees 50 minutes 30 seconds East a distance of 425.00 feet; thence North 82 degrees 50 minutes 30 seconds East a distance of 158.00 feet; thence South 85 degrees 24 minutes 49 seconds East a distance of 51.50 feet; thence South 77 degrees 10 minutes 26 seconds East a distance of 26.00 feet; thence South 62 degrees 24 minutes 00 seconds East a distance of 166.00 feet, to a point on the east line of said Southwest Quarter; thence South 00 degrees 30 minutes 29 seconds West, along said east line, a distance of 637.00 feet to the point of beginning.

Together with a 33 foot ingress and egress easement lying south of and adjacent to the following described line:

Commencing at the southeast corner of said Southwest quarter; thence North 00 degrees 30 minutes 29 seconds East, bearing based on Lincoln County Coordinate System, along the east line of said Southwest quarter, a distance of 33.00 feet, to the point of beginning of said line to be described; Thence North 89 degrees 07 minutes 31 seconds West a distance of 568.22 feet, said line there terminating.

Tract 217:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees under the Dwight & Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-132

PIN: 14-0103-010

All that part of the Southeast Quarter of the Southwest Quarter of Section Eighteen (18), Township One hundred eleven North, Range Forty six (46) West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the southeast corner of said Southwest Quarter; thence North 00 degrees 30 minutes 29 seconds East, bearing based on Lincoln County Coordinate System, along the east line of said Southwest Quarter, a distance of 33.0 feet to the point of beginning; thence North 89 degrees 07 minutes 31 seconds West a distance of 568.22 feet; thence North 01 degrees 36 minutes 00 seconds West a distance of 269.00 feet; thence North 64 degrees 40 minutes 00 seconds East a distance of 62.50 feet; thence North 19 degrees 50 minutes 30 seconds East a distance of 425.00 feet; thence North 82 degrees 50 minutes 30 seconds East a distance of 158.00 feet; thence South 85 degrees 24 minutes 49 seconds East a distance of 51.50 feet;

thence South 77 degrees 10 minutes 26 seconds East a distance of 26.00 feet; thence South 62 degrees 24 minutes 00 seconds East a distance of 166.00 feet, to a point on the east line of said Southwest Quarter; thence South 00 degrees 30 minutes 29 seconds West, along said east line, a distance of 637.00 feet to the point of beginning.

Together with a 33 foot ingress and egress easement lying south of and adjacent to the following described line:

Commencing at the southeast corner of said Southwest quarter; thence North 00 degrees 30 minutes 29 seconds East, bearing based on Lincoln County Coordinate System, along the east line of said Southwest quarter, a distance of 33.00 feet, to the point of beginning of said line to be described; Thence North 89 degrees 07 minutes 31 seconds West a distance of 568.22 feet, said line there terminating.

Tract 218:

Fee Owner: Douglas L. Buller and Linda Buller, husband and wife

File Number: 17000330424-185

PIN: 14-0112-000

The Northwest Quarter of Northwest Quarter (NW/4 NW/4) of Section Twenty (20), Township One Hundred Eleven (111) North, Range Forty six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 219:

Fee Owner: Douglas L. Buller and Linda Buller, husband and wife

File Number: 17000330424-186

PIN: 14-0113-000

The Northeast Quarter (NE/4) of the Northwest Quarter (NW/4) and the South Half of the Northwest Quarter (S1/2 NW/4) of Section Twenty, Township One hundred eleven (111), North, Range Forty six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 220:

Fee Owner: Linda Buller

File Number: 17000330424-189

PIN: 14-0114-000

The Northeast Quarter (NE1/4) of Section Twenty (20), Township One hundred eleven (111) North, Range Forty six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 221:

Fee Owner: Charles M. Eidem and Carole J. Eidem, as Trustees of the Trust Agreement of Carole J. Eidem dated March 25, 2015

File Number: 17000330424-277

PIN: 14-0115-000

The Southwest Quarter (SW1/4) of Section Numbered Twenty (20), Township Numbered One Hundred Eleven (111) North, Range Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota, excepting therefrom that property described as follows:

Commencing at the Southwest corner of said Southwest Quarter thence East on and along the South line of said Quarter 1,096 feet, thence North parallel to the West line of said Quarter a distance of 2,086 feet, thence West parallel to the South line of said Quarter a distance of 1,096 feet, thence South on and along the West line of said Quarter a distance of 2,086 feet.

Tract 222:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees under the Dwight & Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-026

PIN: 14-0115-010

Land in the Southwest Quarter (SW1/4) of Section Twenty (20) in Township One hundred Eleven (111) North of Range Forty six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota described as follows:

Commencing at the Southwest corner of said Southwest quarter, the point of beginning; Thence East on and along the South line of said Quarter 1,096.0 feet, thence North parallel with the West line of said Quarter a distance of 2,086.0 feet, thence West parallel to the South line of said Quarter a distance of 1,096.0 feet, more or less, to the West line of said Quarter, and thence South on and along the West line of said Quarter a distance of 2,086.0 feet, more or less, to the point of beginning.

Tract 223:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight & Peggy Jo Buller Living Trust, dated August 9, 2011, and any amendments thereto

File Number: 17000330424-024

PIN: 14-0116-005

All the tract or parcel of land, lying and being in the County of Lincoln and State of Minnesota, described as follows, to wit: The Northeast Quarter of the Southeast quarter (NE1/4 SE1/4) of Section Twenty (20), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Fifth Principal Meridian: EXCEPTING, therefrom, all that part of the Northeast Quarter of the Southeast Quarter of said Section 20, being more particularly described as follows: Commencing at the northeast corner of said Southeast Quarter; thence South 00 degrees 01 minute 58 seconds East, bearing based on Lincoln County Coordinate System, along the east line of said Southeast Quarter, a distance of 478.00 feet, to the point of beginning; thence continuing South 00 degrees 01 minute 58 seconds East, along said east line, a distance of 709.00 feet; thence North 85 degrees 43 minutes 00 seconds West a distance of 403.00 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 109.00 feet; thence North 90 degrees 00 minutes 00 seconds West a distance of 123.00 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 118.00 feet; thence North 85 degrees 43 minutes 00 seconds West a distance of 280.00 feet; thence North 39 degrees 58 minutes 06 seconds West a distance of 28.50 feet; thence North 00 degrees 55 minutes 41 seconds West a distance of 415.00 feet; thence South 88 degrees 43 minutes 00 seconds West a distance of 198.00 feet; thence North 00 degrees 47 minutes 00 seconds West a distance of 131.00 feet; thence North 86 degrees 54 minutes 30 seconds East a distance of 689.00 feet; thence North 53 degrees 33 minutes 00 seconds East a distance of 120.00 feet; thence South 84 degrees 39 minutes 30 seconds East a distance of 245.00 feet, to the point of beginning.

Tract 224:

Fee Owner: Andrew LeRoy Buller

File Number: 17000330424-016

PIN: 14-0116-007

The West half of the Southeast quarter (W1/2 SE1/4) of Section Twenty (20), Township One hundred eleven (111) North, Range Forty six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 225:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight & Peggy Jo Buller Living Trust, dated August 9, 2011, and any amendments thereto

File Number: 17000330424-025

PIN: 14-0016-010

All the tract or parcel of land, lying and being in the County of Lincoln and State of Minnesota, described as follows, to wit: The Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section Twenty (20), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 226:

Fee Owner: Traci J. Sherman

File Number: 17000330424-046

PIN: 14-0117-000

A parcel of land located in the Northwest Quarter (NW1/4) of Section Twenty-one (21), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota, described as follows, to-wit:

Beginning at the Southwest corner of the Northwest 1/4 of said Section 21; thence North on and along the West side of said Section 21, a distance of 720 feet; thence at a right angle East a distance of 600 feet; thence South parallel to the West line of said Section 21 to the quarter line, a distance of 720 feet; thence at a right angle West on and along the quarter line, a distance of 600 feet to the point of beginning.

Tract 227:

Fee Owner: Allen C. Dumke, Trustee of the Allen C. Dumke Living Trust dated February 5, 2014

File Number: 17000330424-035

PIN: 14-0117-010

The Northwest Quarter (NW1/4) of Section Twenty-one (21), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Except a parcel of land located in the Northwest 1/4 of Section 21, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota, described as follows: Beginning at the Southwest corner of the Northwest 1/4 of said Section 21; thence North on and along the West side of said Section 21, a distance of 720 feet; thence at a right angle East a distance of 600 feet; thence South parallel to the West line of said Section 21 to the quarter section line, a distance of 720 feet; thence at a right angle West on and along the quarter section line, a distance of 600 feet to the point of beginning.

Tract 228:

Fee Owner: Linda J. Buller

File Number: 17000330424-191

PIN: 14-0119-000

The West One-Half of the Southwest Quarter (W1/2 SW1/4) of Section Numbered Twenty-one (21) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 229:

Fee Owner: Allen C. Dumke, Trustee of the Allen C. Dumke Living Trust dated February 5, 2014

File Number: 17000330424-036

PIN: 14-0120-000

The East Half of the Southwest Quarter (E1/2 SW1/4) of Section Twenty-one (21), Township One Hundred Eleven (111), Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 230:

Fee Owner: Lois Jean Delhotal f/k/a Lois Jean Rowley, as Trustee under the provisions of a Trust Agreement dated the 23rd day of December 2003, and known as the Lois Jean Rowley Trust No. 1, as to an undivided 1⁄2 interest and Lois Jean Delhotal f/k/a Lois Jean Rowley, as successor Trustee under the provisions of a Trust Agreement dated the 23rd day of December 2003, and known as the Randy Reed Rowley Trust No. 1 as to an undivided 1⁄2 interest

File Number: 17000330424-332

PIN: 14-0121-000

The Southeast Quarter (SE1/4) of Section Twenty-one (21), Township One Hundred Eleven (111), Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 231:

Fee Owner: James Eidem and Susan Eidem

File Number: 17000330424-047

PIN: 14-0122-000

The Northwest Quarter (NW1/4) and Government Lots Two (2), Three (3), and Four (4), in Section Twenty-two (22), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 232:

Fee Owner: Douglas L. Buller

File Number: 17000330424-193

PIN: 14-0124-000

The West Half of the Northeast Quarter (W1/2 NE1/4), the Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4), and Lot One (1), all in Section Twenty-two (22), Township One Hundred Eleven (111) North of Range Forty-six (46) West of the Fifth Principal Meridian, except that part of Lot 1 of said tract bounded and described as follows: Beginning at a point on the East line of said Section 22 which is 1712.4 feet South of the Northeast corner of said Section, thence South 51°14’ West 780.7 feet, thence South 01°52” West 100.00 feet, thence South 46°00” West 43.0 feet, thence South 88°30’ West 500.0 feet, thence South 01°30’ East 90.0 feet, thence North 88°30’ East 316.0 feet, thence South 01°15’ East 217.15 feet to the quarter line, thence East along the said quarter line to the East line of said Section, thence North along the East line of said section to point of beginning, all in the County of Lincoln, State of Minnesota.

Tract 233: TORRENS

Fee Owner: Douglas L. Buller

File Number: 17000330424-175

PIN: 14-0132-030

A tract of land being the Northwest Quarter of the Northwest Quarter, and the Northeast Quarter of the Northwest Quarter, and Government Lots 3 and 4 and a part of Government Lots 1 and 2 and all the land lying South of the Government Meander line and North of the Ordinary High Water Line of Lake Shaokatan all in Section Twenty-three (23), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the Northwest corner of said Section 23; thence North 89°43’15” East, assumed bearing, along the North line of said Section 23, a distance of 3961.15 feet to a Judicial Landmark, said Landmark is 4.00 feet West of the Northeast corner of said Government Lot 2; thence South 01°11’50” East 1553.65 feet to a Judicial Landmark; thence continuing South 01°11’50” East 50.00 feet more or less to the Ordinary High Water Line of said Lake Shaokatan; thence Northwesterly and Southwesterly along said Ordinary High Water Line to a point where the West line of said Section 23 intersects said Ordinary High Water Line; thence North 00°39’14” West along said West line 82 feet more or less to a Judicial Landmark, which is also a Government Meander Corner; thence continuing North 00°39’14” West along said West line 2077.75 feet to the Point of Beginning.

EXCEPTING THEREFROM:

A tract of land being a part of Government Lots 2, 3 and 4 and lying North of the Ordinary High Water Line of Lake Shaokatan, all in Section 23, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Northwest corner of said Section 23, thence South 00°39’14” East, assumed bearing, along the West line of said Section 23, a distance of 1697.75 feet to the Point of Beginning; thence North 89°47’10” East 746.42 feet; thence Southeasterly along a tangential curve to the right having a central angle of 09°33’36”, a radius of 533.00 feet and an arc length of 88.93 feet; thence South 80°39’14” East, on a tangential line, 1244.67 feet; thence Southeasterly along a tangential curve to the right having a central angle of 21°00’00”, a radius of 533.00 feet and an arc length of 195.35 feet; thence South 59°39’14” East on a tangential line, 210.14 feet; thence Northeasterly along a tangential curve to the left having a central angle of 90°00’00”, a radius of 40.00 feet and an arc length of 62.83 feet; thence North 30°20’46” East, on a tangential line, 549.44 feet; thence Northeasterly and Southerly along a non-tangential curve to the right having a central angle of 277°24’00”, a radius of 50.00 feet and an arc length of 242.08 feet; thence South 59°39’14” East 318 feet more or less to the ordinary high water line of said Lake Shaokatan; thence Southwesterly and Westerly along said ordinary high water line to a point where the West line of said Section 23 intersects said ordinary high water line; thence North 00°39’14” West along said West line, 462 feet more or less to the Point of Beginning.

ALSO EXCEPTING:

All that part of Registered Land in Government Lot 2 of Section 23, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota, being more particularly described as follows: Commencing at a Judicial Landmark which is on the North line of said Government Lot 2 and 4.00 feet West of the Northeast corner of said Government Lot 2; thence South 89°43’15” West, assumed bearing, along said North line, a distance of 75.00 feet to the point of beginning; thence South 01°11’50” East a distance of 1281.67 feet; thence North 86°35’13” West a distance of 739.32 feet; thence North 06°37’39” West a distance of 311.48 feet; thence North 00°56’42” West a distance of 924.39 feet, to a point on the North line of said Government Lot 2; thence North 89°43’15” East, along said North line, a distance of 762.43 feet to the point of beginning.

ALSO EXCEPTING:

All that part of Registered Land in Government Lots 1 and 2 of Section 23, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota, being more particularly described as follows: Beginning at a Judicial Landmark which is on the North line of said Government Lot 2 and 4.00 feet West of the Northeast corner of said Government Lot 2; thence South 01°11’50” East a distance of 1553.65 feet to a Judicial Landmark; thence continuing South 01°11’50” East a distance of 50 feet, more or less, to a point on the ordinary High Water Line of Lake Shaokatan, said point hereafter known as Point A; beginning again at said point of beginning; thence South 89°43’15” West, assumed bearing, along the North line of Government Lot 2, a distance of 75.00 feet; thence South 01°11’50” East a distance of 1281.67 feet; thence North 86°35’13” West a distance of 739.32 feet; thence South 28°52’09” East a distance of 336 feet, more or less, to a point on said Ordinary High Water Line; thence Southeasterly, along said Ordinary High Water Line, a distance of 661 feet, more or less, to said Point A, said description there terminating.

ALSO EXCEPTING:

All that part of Registered Land in Government Lot 2 of Section 23, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota, being more particularly described as follows: Commencing at a Judicial Landmark which is on the North line of said Government Lot 2 and 4.00 feet West of the Northeast corner of said Government Lot 2; thence South 89°43’15” West, assumed bearing, along said North line, a distance of 75.00 feet; thence South 01°11’50” East a distance of 1281.67 feet; thence North 86°35’13” West a distance of 739.32 feet to the point of beginning; thence South 28°52’09” East a distance of 336 feet, more or less, to a point on the Ordinary High Water Line of Lake Shaokatan; thence Southwesterly along said Ordinary High Water Line, a distance of 352 feet, more or less, to the Southeasterly corner of Outlot ‘A’ as shown on the plat of Crain’s Third Addition, as filed and recorded in the office of the County Recorder in and for said Lincoln County; thence North 59°39’14” West, along the Northeasterly line of said Outlot ‘A’, a distance of 318 feet, more or less, to the Northerly corner of said Outlot ‘A’; thence Northwesterly, along the right of way line of Dickerson Drive, as shown on said plat of Crain’s Third Addition, along a curve not tangent to the last described line, concave to the Northwest, having a central angle of 167°52’43”, a radius of 50.00 feet, an arc length of 146.51 feet, and a chord that bears North 04°52’43” West; thence North 01°09’55” East a distance of 65.59 feet; thence North 55°12’03” East a distance of 336.27 feet; thence North 57°10’07” East a distance of 84.51 feet to the point of beginning.

ALSO EXCEPTING:

All that part of Registered Land in Government Lots Two (2), Three (3) and Four (4) and a part of the Northeast Quarter of the Northwest Quarter, all in Section Twenty three (23), Township One hundred Eleven (111) North, Range Forty six (46) West of the 5th P.M., Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the Northwest corner of Crain’s First Addition, as filed and recorded in the office of the County Recorder in and for said Lincoln County, thence South 89°21’16” East, bearing based on Minnesota State Plane Coordinate system, Lincoln County Datum, along the Northerly line of Dickson Drive, as shown on said Crain’s First Addition, a distance of 746.42 feet; thence Southeasterly, along said Northerly line, along a tangential curve, concave to the South, having a central angle of 09°33’36”, a radius of 533.00 feet, and an arc length of 88.93 feet; thence South 79°47’40” East, tangent to said curve, along the Northerly line of said Dickson Drive as shown on said Crain’s First Addition and on Crain’s Second Addition, as filed and recorded in the office of said County Recorder, a distance of 1244.67 feet; thence Southeasterly, along said Northerly line, along a tangential curve concave to the Southwest, having a central angle of 21°00’00”, a radius of 533.00 feet, and an arc length of 195.36 feet; thence South 58°47’40” East, tangent to said curve, along said Northerly line a distance of 210.14 feet; thence Northeasterly, along the Northerly line of Dickson Drive, as shown on Crain’s Third Addition, as filed and recorded in the office of said County Recorder, along a tangential curve concave the North, having a central angle of 90°00’00”, a radius of 40.00 feet, and an arc length of 62.83 feet; thence North 31°12’20” East, tangent to said curve, along said Northerly line, a distance of 549.44 feet; thence Northeasterly, along said Northerly line, along a non-tangential curve, concave to the Southeast, having a central angle of 109°31’17”, a radius of 50.00 feet, an arc length of 95.58 feet, and a chord that bears North 37°15’58” East, to a corner of Lot 1, Block 1 of Anderson’s First Addition, as filed and recorded in the office of said County Recorder; thence North 02°01’29” East, along the Northwesterly line of Block 1 of said Anderson’s First Addition, a distance of 65.59 feet; thence North

56°03’37” East, along said Northwesterly line, a distance of 336.27 feet to a corner of Lot 2 of said Block 1; thence North 58°01’41” East, along said Northwesterly line, a distance of 84.51 feet to the Northeasterly corner of said Block 1; thence North 05°46’05” West, along the West line of a tract of land recorded in Certificate Number 1338, as filed and recorded in the office of said County Recorder, a distance of 311.48 feet; thence South 56°53’45” West a distance of 573.88 feet; thence South 31°12’20” West a distance of 524.50 feet; thence North 79°47’40” West a distance of 1588.08 feet; thence North 89°21’16” West a distance of 815.64 feet to the point on the West line of said Government Lot 4; thence South 00°12’20” West, along said West line, a distance of 270.01 feet to the point of beginning.

Tract 234:

Fee Owner: Ronald F. Dritz

File Number: 17000330424-274

PIN: 14-0140-000

Government Lot Six (6) and that part of Government Lot Five (5) of Section Twenty-Three (23), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the Fifth P.M., described as follows: Beginning at the southeast corner of said Government Lot 5; thence West 55 rods; thence North to the meander line of said Government Lot 5; thence in an easterly direction along the meander line of said Government Lot 5 to the East line of said Government Lot 5; thence South on the East line of said Government Lot 5 to the point of beginning, including all meandered land,

EXCEPT the following described Tract:

All that part of Government Lots 5 and 6 of said Section 23 described as follows: Beginning at a point on the East line of said Section 23, 528.0 feet North of the Southeast corner thereof; thence North 00°00’ East 57.0 feet along the East line of said Section; thence North 62°26’ West 345.6 feet; thence North 60°04’ West 418.0 feet; thence North 02°50’ West 628.6 feet; thence North 19°14’ West 331.7 feet; thence South 69°06’ West 542.7 feet; thence South 54°36’ West 650.8 feet; thence South 28°18’ West 196.5 feet; thence South 19°51’ West 371.0 feet; thence South 30°36’ West 318.3 feet; thence South 00°00’ West 500.3 feet to the South line of said Section; thence South 89° 17’ East 907.0 feet along the south line of said Section; thence North 00°00’ West 247.4 feet; thence North 41 °45’ East 371.8 feet; thence South 89°17’ East 1072.5 feet to the point of beginning and there terminating on the East line of said Section 23, including all riparian rights to the contained 48.4 acres more or less, Lincoln County, Minnesota.

Tract 235:

Fee Owner: James & Susan Eidem

File Number:

PIN: 14-0141-000

Government Lots One (l) and Two (2), in Section Twenty-four (24), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota;

EXCEPTING THEREFROM:

All that part of Government Lot 2, in Section 24, Township 111 North, Range 46 West of the 5th Principal Meridian described as follows:

Beginning at a point on the quarter section line distance of 1407 feet South of the North Quarter corner of said Section 24; thence South 0°6’ West on and along the quarter section line for a distance of 278 foot to the Government Meander Line; thence North 26°30’ West on and along the meander line for a distance of 205.6 feet; thence North 56° West on and along the meander line for a distance of 314 feet; thence North 34° East for a distance of 30 feet; thence South 72°23’ East for distance of 351.6 feet to the point of beginning; said tract containing 0.882 acres.

AND EXCEPT Suhr Addition as recorded in Cabinet “A” of PLATS, Envelope 52B.

AND EXCEPT All that part of Government Lot 2, in Section 24, Township 111 North, Range 46 West bounded and described as follows: On the South by a line beginning at a point on the quarter section line, also being the East line of said Government Lot 2, 1407 feet South of the North quarter corner of said Section 24; thence North 72°06’48” West for a distance of 351.55 feet to the easterly line of Block 1 of Suhr Addition. On the West by the Southeasterly line of Lot 7, Block 1 of Suhr Addition. On the North by the Southeasterly extension of the southerly line of Suhr Drive in Suhr Addition extended to the East line of said Government Lot 2. On the East by the East line of Government Lot 2, Section 24, Township 111 North, Range 46 West of the 5th Principal Meridian.

AND EXCEPT: A tract of land located in Government Lots 1 and 2, and all the land lying South of the Government Meander Line and North of the Ordinary High Water Line of Lake Shaokatan in Section 24, Township 111 North, Range 46 West, Lincoln County, Minnesota, being more particularly described as follows: Beginning at the Northwest corner of said Government Lot 1; thence South 89° 56’ 00” East, assumed bearing, along the north line of said Government Lot 1, 1120.47 feet to a point on the westerly line of Suhr Drive, of Suhr Addition as filed and recorded in the office of the County Recorder in and for said Lincoln County; thence South 07°50’.00” West along said westerly line of Suhr Drive 194.21 feet; thence continuing along said westerly line along a tangential curve, concave to the northeast, radius 218.67 feet, having a central angle of 66°27’00”, an arc length of 253.61 feet; thence continuing along said westerly line of Suhr Drive South 58°37’00” East tangent to said curve 402.22 feet to the Northwest corner of Lot 1, Block 1, of said Suhr Addition; thence South 34°17’00” West along the northwesterly line of said Lot 1,322 feet more or less to the Ordinary High Water Line of said Lake Shaokatan; thence Westerly along said ordinary High Water Line of Lake Shaokatan 1436 feet more or less to a point where the west line of said Government Lot 1 intersects the Ordinary High Water Line of said Lake Shaokatan thence North 00°07’06” East along said west line 887 feet more or less to the point of beginning.

Tract 236:

Fee Owner: Ronald F. Dritz

File Number: 17000330424-273

PIN: 14-0146-000

The Northeast Fractional Quarter (NE fr 1/4) of Section Twenty-Four (24), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the Fifth P.M., Lincoln County, Minnesota,

EXCEPT the following-Tract:

All that part of Government Lot 3 described as follows: Beginning at a point on the quarter section line a distance of 1447 feet South of the North quarter corner of said Section 24; thence South 0 degrees 6 minutes West on and along the quarter section line for a distance of 238 feet to the Government meander line; thence south 26 degrees 30 minutes East on and along the meander line for a distance of 335 feet; thence North 0 degrees 6 minutes east for a distance of 430.55 feet; thence North 49 degrees 24 minutes west for a distance of 164.7 feet; thence North 89 degrees 54 minutes West for a distance of 24.75 feet to the point of beginning, said tract containing approximately 1.181 acres, and subject to easements for road purposes to John Froegel at Book 67 of Deeds, Page 539, and to Max Lange and Sophie Lange, as joint tenants, at Book P of Miscellaneous, Page 163,

AND EXCEPTING

That part of the Northeast fractional Quarter (NEfr’1 1/4) of Section Twenty-Four (24) described as follows: Beginning at a point where the South line of said Northeast fractional One-quarter intersects the lakeshore line of Lake Shaokatan; thence Northerly along said lake shore a distance of 330’; thence Easterly and parallel to the South line of said fractional Northeast Quarter a distance of 660’; thence Southerly and parallel with the East line of said fractional Northeast Quarter to the South line of said fractional Northeast Quarter; thence Westerly along the South line of said fractional Northeast Quarter to the point of beginning.

Tract 237:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight and Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-019

PIN: 14-0154-000

The Northwest Quarter (NW1/4) of Section Twenty-five (25); all in Township One Hundred Eleven (111), North of Range Forty-six (46), West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 238:

Fee Owner: Kevin M. Dumke and Kathryn Dumke

File Number: 01040-21112w

PIN: 14-0165-000

The Northwest Fractional Quarter (NW fr 1⁄4) of Section Numbered Twenty-Eight (28) in Township Numbered One Hundred and Eleven (111) North of Range Numbered Forty-Six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

EXCEPT

All that part of the Northwest Quarter of the Northwest Quarter (NW1⁄4 NW1⁄4) of Section Twenty-eight (28) Township One Hundred and Eleven (111) North of Range Forty-six (46) West described as follows, to-wit:

Beginning at a point 471 feet East of the Northwest Corner of said Section 28, thence East on and along the North line of said Section 28 for a distance of 548 feet, thence South at a right angle for a distance of 502 feet, thence West parallel with the North line of said Section for a distance of 548 feet, thence North at right angles for a distance of 502 feet North to the point of beginning.

The parcel conveyed herein is also described as follows:

The North Half (N1⁄2) of the Northwest quarter (NW1⁄4), the Southwest Quarter (SW1⁄4) of the Northwest Quarter (NW1⁄4) and Government Lot Three (3), all of Section Twenty-eight (28), Township One Hundred and Eleven (111), North of Range Forty Six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

EXCEPT

All that part of the Northwest Quarter of the Northwest Quarter (NW1⁄4 NW1⁄4) of Section Twenty Eight (28) Township One Hundred and Eleven (111) North of Range Forty Six (46) West described as follows, to wit.

Beginning at a point 471 feet East of the Northwest Corner of said Section 28, thence East on and along the

North line of said Section 28 for a distance of 548 feet, thence South at a right angle for a distance of 502 feet, thence West parallel with the North line of said Section for a distance of 548 feet, thence North at right angles for a distance of 502 feet North to the point of beginning.

Tract 239:

Fee Owner: Kevin Dumke

File Number: 01040-21112w1

PIN: 14-0166-000

The North 502 feet of the East 548 feet of the West 1019 feet of the NW1⁄4 of the NW1⁄4 of Section numbered 28 in Township numbered 111 North of Range numbered 46 West of the Fifth Principal Meridian, Lincoln County, Minnesota, as measured along the North line thereof and at right angles thereto.

Tract 240:

Fee Owner: Troy M. Buller and Stephanie R. Buller

File Number: 17000330424-259

PIN: 14-0172-000

The Northeast Quarter of Section Twenty-nine (29), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 241:

Fee Owner: Arlon Buchholz and Martha C. Buchholz, as Trustee(s) of the Arlon Buchholz Revocable Living Trust dated March 23, 2004, as to an undivided 1/2 interest, and Martha C. Buchholz and Arlon Buchholz, as Trustee(s) of the Martha C. Buchholz Revocable Living Trust dated March 23, 2004, as to an undivided 1/2 interest.

File Number: 17000330424-030

PIN: 14-0175-000

The Southeast Quarter of Section Twenty-nine (29), Township One Hundred Eleven (111), Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 242:

Fee Owner: Herman C. Petersen and Mavis D. Petersen as Trustees of the Herman C. Petersen Revocable Trust dated May 3, 2017; and the Mavis D. Petersen and Herman C. Petersen, Julie Dalle and Jeff W. Petersen as Trustees of the Mavis D. Petersen Revocable Trust dated May 3, 2017, as successors in interest to Herman C. Petersen, Jr., and Mavis D. Petersen

File Number: 17000330424-209

PIN: 14-0190-000

The North Half of the Northeast Quarter (N1/2 NE1/4) of Section Thirty-Three (33), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the 5th P.M., and the East Half of the Northwest Quarter (E1/2 NW1/4) of Section Thirty-Three (33), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 243:

Fee Owner: Alan Rasmussen and Nicole L. Rasmussen, husband and wife, as joint tenants

File Number: 17000330424-230

PIN: 14-0191-000

All that part of Lot One (1), all of Lots Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8) and Nine (9), and Mothers Street, Spruce Avenue and Shaokadram Street, all of Thomsenberg Subdivision, as filed and recorded in the office of the County Recorder in and for Lincoln County, Minnesota; and that part of the South Half of the Northeast Quarter (S1/2NE1/4) of Section Thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Principal Meridian, County of Lincoln, State of Minnesota described as follows:

Commencing at the southeast corner of said Northeast Quarter (NE1/4); thence North 00 degrees 32 minutes 29 seconds West, bearing based on Lincoln County Datum, along the east line of said Northeast Quarter (NE1/4), a distance of 391.00 feet to the point of beginning; thence continuing North 00 degrees 32 minutes 29 seconds West, along said east line, distance of 45.00 feet; thence South 89 degrees 27 minutes 30 seconds West a distance of 645.00 feet; thence North 01 degrees 28 minutes 25 seconds East a distance of 133.82 feet; thence North 46 degrees 49 minutes 00 seconds West a distance of 119.00 feet; thence North 66 degrees 26 minutes 20 seconds West a distance of 215.00 feet; thence North 86 degrees 51 minutes 00 seconds West a distance of 357.00 feet; thence North 01 degrees 08 minutes 00 seconds West a distance of 231 00 feet; thence North 89 degrees 08 minutes 00 seconds West a distance of 164.00 feet; thence South 01 degrees 00 minutes 44 seconds East a distance of 992.18 feet to a point on the south line of said Northeast Quarter (NE1/4); thence North 89 degrees 41 minutes 01 seconds East, along said south line, a distance of 584.59 feet; thence North 01 degrees 48 minutes 42 seconds West a distance of 387.75 feet; thence North 89 degrees 27 minutes 30 seconds East a distance of 861.00 feet to the point of beginning;

Excepting therefrom Lots Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8) and Nine (9) of Thomsenberg Subdivision, as filed and recorded in the office of the County Recorder in and for Lincoln County, Minnesota.

Tract 244:

Fee Owner: Edward Nissen

File Number: 17000330424-171

PIN: 14-0191-010

South half of the Northeast quarter (S1/2 NE1/4) of Section Thirty three (33), Township One hundred eleven (111) North of Range Forty six (46) West of the Fifth (5th) Principal Meridian;

EXCEPTING THEREFROM:

Beginning at a point on the East line of Section 33, Township 111 North, Range 46 West of the 5th P.M., 387.3 feet, North of the East quarter corner of Section 33, Township 111 North, Range 46 West, thence Westerly with an internal angle of 89 degrees 09 minutes with the East section line a distance of 817.6 feet, thence Southerly at right angles to the above described line a distance of 387.5 feet to the East and West quarter line, thence Westerly on the quarter line a distance of 540 feet, thence Northerly with an internal angle of 89 degrees 56 minutes for a distance of 214 feet, thence Easterly with an internal angle of 90 degrees 04 minutes for a distance of 490 feet, thence Northerly with an internal angle of 90 degrees 04 minutes for a distance of 223.5 feet, thence Easterly with an internal angle of 90 degrees 00 minutes, for a distance of 867.6 feet to the East section line, thence Southerly on section line a distance of 50 feet to the point of beginning.

ALSO INCLUDING:

Lots One (1), Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8) and Nine (9) of Block One (1) of Thomsenberg Plat located in the Southeast quarter of the Northeast of Section Thirty three (33) in Township One hundred eleven (111) North of Range Forty six (46) West of the Fifth Principal Meridian.

ALSO EXCEPTING THEREFROM:

A parcel conveyed in Warranty Deed recorded August 22, 2012 as Document No. 2012-001446, more particularly described as follows:

All that part of Lot One (1), all of Lots Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8) and Nine (9), and Mothers Street, Spruce Avenue and Shaokadram Street, all of Thomsenberg Subdivision, as filed and recorded in the office of the County Recorder in and for Lincoln County, Minnesota; and that part of the South Half of the Northeast Quarter (S1/2NE1/4) of Section Thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Principal Meridian, County of Lincoln, State of Minnesota described as follows:

Commencing at the southeast corner of said Northeast Quarter (NE1/4); thence North 00 degrees 32 minutes 29 seconds West, bearing based on Lincoln County Datum, along the east line of said Northeast Quarter (NE1/4), a distance of 391.00 feet to the point of beginning; thence continuing North 00 degrees 32 minutes 29 seconds West, along said east line, distance of 45.00 feet; thence South 89 degrees 27 minutes 30 seconds West a distance of 645.00 feet; thence North 01 degrees 28 minutes 25 seconds East a distance of 133.82 feet; thence North 46 degrees 49 minutes 00 seconds West a distance of 119.00 feet; thence North 66 degrees 26 minutes 20 seconds West a distance of 215.00 feet; thence North 86 degrees 51 minutes 00 seconds West a distance of 357.00 feet; thence North 01 degrees 08 minutes 00 seconds West a distance of 231.00 feet; thence North 89 degrees 08 minutes 00 seconds West a distance of 164.00 feet; thence South 01 degrees 00 minutes 44 seconds East a distance of 992.18 feet to a point on the south line of said Northeast Quarter (NE1/4); thence North 89 degrees 41 minutes 01 seconds East, along said south line, a distance of 584.59 feet; thence North 01 degrees 48 minutes 42 seconds West a distance of 387.75 feet; thence North 89 degrees 27 minutes 30 seconds East a distance of 861.00 feet to the point of beginning;

Excepting therefrom Lots Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8) and Nine (9) of Thomsenberg Subdivision of the South half of the Northeast Quarter (S1/2 NE1/4) of Section thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Principal Meridian, County of Lincoln, State of Minnesota, as filed and recorded in the office of the County Recorder in and for Lincoln County, Minnesota.

Tract 245:

Fee Owner: Jeff’s Hills, a Minnesota Partnership

File Number: 17000330424-171

PIN: 14-0192-000

The Southwest Quarter (SW1/4) of Section Thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 246:

Fee Owner: Andrew Lasnetski and Dee Lasnetski, husband and wife, as joint tenants

File Number: 17000330424-214

PIN: 14-0195-000

Government Lots Two (2), Three (3) and Four (4) also described as the Northwest fractional Quarter (NWfr1/4) of Section Thirty four (34) in Township One hundred eleven (111) North of Range Forty six (46) West of the Fifth P.M.,

EXCEPT that part of Government Lots 2, 3, and 4 of Section 34, Township 111 North, Range 46 West of the 5th P.M. lying Southerly and Easterly of the following described line:

Commencing at the Northeast corner of said Government Lot 2; thence on an assumed bearing of South 01 degree 42 minutes 32 seconds West, 896.65 feet along the East line of said Government Lot 2 to the point of beginning of the line to be described; thence North 89 degrees 17 minutes 25 seconds West, 1907.20 feet; thence South 00 degrees 07 minutes 18 minutes East, 1295.19 feet; thence South 52 degrees 41 minutes 27 seconds East, 769.89 feet to the South line of said Government Lot 4 and there terminating;

Together with all of the grantors’ interest in and to the bed of the dry lake in said Section 34 as described in boundary line agreement filed for record in the office of the County Recorder on July 20, 1898 in Book D of Miscellaneous, page 257,

EXCEPTING THEREFROM an interest in and to the bed of the dry lake by the adjoin landowners according to said boundary line agreement.

Tract 247:

Fee Owner: Herman C. Petersen and Mavis D. Petersen as Trustees of the Herman C. Petersen Revocable Trust dated May 3, 2017; and the Mavis D. Petersen and Herman C. Petersen, Julie Dalle and Jeff W. Petersen as Trustees of the Mavis D. Petersen Revocable Trust dated May 3, 2017, as successors in interest to Herman C. Petersen, Jr. and Mavis D. Petersen

File Number: 17000330424-143

PIN: 14-0203-010

The West Half (W1/2) of Section Thirty-Five (35), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota,

EXCEPT

parcel conveyed in Warranty Deed recorded June 23, 2016 as Document No. 2016-001060, more particularly described as follows:

All that part of the Northwest Quarter of Section 35, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the northwest corner of said Northwest Quarter; thence South 00 degrees 04 minutes 33 seconds West, bearing based on Lincoln County Coordinate System, along the west line of said Northwest Quarter a distance of 1084.00 feet, to the point of beginning; thence continuing South 00 degrees 04 minutes 33 seconds West, along said west line a distance of 626.00 feet; thence North 89 degrees 02 minutes 00 seconds East a distance of 260.00 feet; thence South 38 degrees 33 minutes 25 seconds East a distance of 102.00 feet; thence North 88 degrees 19 minutes 40 seconds East a distance of 415.00 feet; thence North 00 degrees 12 minutes 00 seconds East a distance of 677.00 feet; thence North 89 degrees 03 minutes 00 seconds West a distance of 740.00 feet to the point of beginning.

Tract 248:

Fee Owner: Sara Jane Hauff as trustee of the Sara Jane Hauff Revocable Trust

File Number: 17000330424-109

PIN: 14-0204-000

West Half (W1/2) of the East Half (E1/2) of Section Thirty-five (35), Township One Hundred Eleven (111), Range Forty-six (46), Lincoln County, Minnesota.

Tract 249:

Fee Owner: Sara Jane Hauff as trustee of the Sara Jane Hauff Revocable Trust

File Number: 17000330424-110

PIN: 14-0205-000

East Half (E1/2) of the East Half (E1/2) of Section Thirty-five (35), Township One Hundred Eleven (111), Range Forty-six (46), Lincoln County, Minnesota.

Tract 250:

Fee Owner: Edward Nissen a/k/a Edward J. Nissen

File Number: 17000330424-173

PIN: 14-0206-000

The Southwest Quarter (SW1/4) of Section Thirty-six (36), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Fifth P.M., County of Lincoln, State of Minnesota.

Tract 251:

Fee Owner: Caral Gruhot, formerly Caral Nissen, and Patti Drewelow, formerly Patti Nissen, as equal tenants in common

File Number: 17000330424-103

PIN: 14-0206-010

The Northwest Quarter (NW1/4) of Section Thirty-six (36), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Fifth P.M., County of Lincoln, State of Minnesota.

Tract 252:

Fee Owner: Herman C. Petersen and Mavis D. Petersen as Trustees of the Herman C. Petersen Revocable Trust dated May 3, 2017; and the Mavis D. Petersen and Herman C. Petersen, Julie Dalle and Jeff W. Petersen as Trustees of the Mavis D. Petersen Revocable Trust dated May 3, 2017, as successors in interest to Herman C. Petersen, Jr. and Mavis D. Petersen

File Number: 17000330424-144

PIN: 14-0207-000

The South Half of the Southeast Quarter of the Northeast Quarter (S1/2 SE1/4 NE1/4) of Section Thirty-six (36), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the 5th P.M., Lincoln County, Minnesota.

Tract 253:

Fee Owner: Herman C. Petersen and Mavis D. Petersen as Trustees of the Herman C. Petersen Revocable Trust dated May 3, 2017; and the Mavis D. Petersen and Herman C. Petersen, Julie Dalle and Jeff W. Petersen as Trustees of the Mavis D. Petersen Revocable Trust dated May 3, 2017, as successors in interest to Herman C. Petersen, Jr. and Mavis D. Petersen

File Number: 17000330424-145

PIN: 14-0207-010

The Northeast Quarter (NE1/4) of Section Thirty-six (36), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the 5th P.M., Lincoln County, Minnesota,

EXCEPT the South Half of the Southeast Quarter of the Northeast Quarter (S1/2 SE1/4 NE1/4) of Section Thirty-Six (36), Township One Hundred Eleven (111) North, Range Forty-Six (46) West of the 5th P.M.

Tract 254:

Fee Owner: Dean P. Nielsen and Layne A. Nielsen, husband and wife, as joint tenants

File Number: 17000330424-207

PIN: 14-0209-000

Lots numbered One (1) and Three (3) in Section One (1), Township One hundred eleven (111) North of Range Forty seven (47) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 255:

Fee Owner: Dean P. Nielsen and Layne A. Nielsen, husband and wife, as joint tenants

File Number: 17000330424-208

PIN: 14-0210-000

All that part of Government Lot Two (2) of Section One (1), Township One hundred eleven (111) North, Range Forty seven (47) West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Northeast corner of Government Lot One (1); thence South 00 degrees 07 minutes 06 seconds East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of said Government Lots One (1) and Two (2) a distance of 1,490.00 feet, to the point of beginning; thence continuing South 00 degrees 07 minutes 06 seconds East, along said east line, a distance of 881.00 feet; thence South 88 degrees 27 minutes 00 seconds West a distance of 617.00 feet; thence North 03 degrees 00 minutes 00 seconds West a distance of 910.00 feet; thence South 89 degrees 02 minutes 36 seconds East a distance of 662.68 feet to the point of beginning.

Tract 256:

Fee Owner: Dean P. Nielsen and Layne A. Nielsen, husband and wife, as joint tenants

File Number: 17000330424-119

PIN: 14-0210-010

Lot Two in Section One, Township One hundred eleven (111) North of Range Forty seven (47) West of the Fifth Principal Meridian, Lincoln County, Minnesota;

EXCEPT

All that part of Government Lot Two (2) of Section One (1), Township One hundred eleven (111) North, Range Forty seven (47) West, Lincoln County, Minnesota, being more particularly described as follows: Commencing at the Northeast corner of Government Lot One (1), thence South 00 degrees 07 minutes 06 seconds East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of said Government Lots One (1) and Two (2) a distance of 1,490.00 feet, to the point of beginning; thence continuing South 00 degrees 07 minutes 06 seconds East, along said east line, a distance of 881.00 feet; thence South 88 degrees 27 minutes 00 seconds West a distance of 617.00 feet; thence North 03 degrees 00 minutes 00 seconds West a distance of 910.00 feet; thence South 89 degrees 02 minutes 36 seconds East a distance of 662.68 feet, to the point of beginning.

Tract 257:

Fee Owner: Dean P. Nielsen and Layne A. Nielsen, husband and wife, as joint tenants

File Number: 17000330424-206

PIN: 14-0211-000

Lot Four (4) in Section One (1), Township One hundred eleven (111) North of Range Forty seven (47) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 258:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees under the Dwight & Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-129

PIN: 14-0215-000

Government Lots Three (3) and Four (4) of Section Thirteen (13) in Township One Hundred eleven (111) North of Range Forty seven (47) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota,

EXCEPT that part of Government Lot 4 of Section 13, Township 111 North, Range 47 West, Lincoln County, Minnesota being more particularly described as follows:

Commencing at the southeast corner of said Government Lot 4; thence North 00 degrees 01 minutes 37 seconds East, bearing based on Minnesota State Plane Coordinate Lincoln County Datum, along die east line of said Government Lot 4, a distance of 502.26 feet; thence North 89 degrees 51 minutes 23 seconds West a distance 147.31 feet, to the point of beginning; thence South 75 degrees 22 minutes 00 seconds West a distance of 16.00 feet; thence South 14 degrees 38 minutes 00 seconds East a distance of 50.00 feet; thence North 75 degrees 22 minutes 00 seconds East a distance of 16.00 feet; thence North 14 degrees 38 minutes 00 seconds West a distance of 50.00 feet, to the point of beginning. Together with a 20 foot driveway easement The centerline of said easement is described as follows: Commencing at the southeast corner of the Southwest Quarter of Section 18, Township 111 North, Range 46 West, Lincoln County, Minnesota; thence North 00 degrees 52 minutes 29 seconds East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of the Southwest Quarter, a distance of 10.00, to the point of beginning of said centerline to be described; thence North 89 degrees 07 minutes 31 seconds West a distance of 2177.48 feet; thence northwesterly, along a tangential curve concave to the southeast, having a central angle of 81 degrees 40 minutes 07 seconds, a radius of 210.00 feet, and an arc length of 299.33 feet; thence North 07 degrees 27 minutes 24 seconds West a distance of 178.68 feet; thence North 28 degrees 43 minutes 25 seconds West a distance of 107.66 feet; thence North 65 degrees 03 minutes 32 seconds West a distance of 26.39 feet; thence South 85 degrees 10 minutes 35 seconds West a distance of 63.01 feet, said line there terminating. The sides of said easement are to be shortened or prolonged to terminate on the east line of the above described parcel.

Tract 259:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees under the Dwight & Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-130

PIN: 14-0215-010

All that part of Government Lot 4 of Section 13, Township 111 North, Range 47 West, Lincoln County, Minnesota being more particularly described as follows:

Commencing at the southeast corner of said Government Lot 4; thence North 00 degrees 01 minutes 37 seconds East, bearing based on Minnesota State Plane Coordinate Lincoln County Datum, along die east line of said Government Lot 4, a distance of 502.26 feet; thence North 89 degrees 51 minutes 23 seconds West a distance 147.31 feet, to the point of beginning; thence South 75 degrees 22 minutes 00 seconds West a distance of 16.00 feet; thence South 14 degrees 38 minutes 00 seconds East a distance of 50.00 feet; thence North 75 degrees 22 minutes 00 seconds East a distance of 16.00 feet; thence North 14 degrees 38 minutes 00 seconds West a distance of 50.00 feet, to the point of beginning. Together with a 20 foot driveway easement The centerline of said easement is described as follows: Commencing at the southeast corner of the Southwest Quarter of Section 18, Township 111 North, Range 46 West, Lincoln County, Minnesota; thence North 00 degrees 52 minutes 29 seconds East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the east line of the Southwest Quarter, a distance of 10.00, to the point of beginning of said centerline to be described; thence North 89 degrees 07 minutes 31 seconds West a distance of 2177.48 feet; thence northwesterly, along a tangential curve concave to the southeast, having a central angle of 81 degrees 40 minutes 07 seconds, a radius of 210.00 feet, and an arc length of 299.33 feet; thence North 07 degrees 27 minutes 24 seconds West a distance of 178.68 feet; thence North 28 degrees 43 minutes 25 seconds West a distance of 107.66 feet; thence North 65 degrees 03 minutes 32 seconds West a distance of 26.39 feet; thence South 85 degrees 10 minutes 35 seconds West a distance of 63.01 feet, said line there terminating. The sides of said easement are to be shortened or prolonged to terminate on the east line of the above described parcel.

Tract 260:

Fee Owner: Alan Rasmussen and Nicole L. Rasmussen, husband and wife, as joint tenants

File Number: 17000330424-230

PIN: 14-0191-000

Lots Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8) and Nine (9) of Thomsenberg Subdivision of the South Half of the Northeast Quarter (S1/2 NE1/4) of Section Thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the Principal Meridian, County of Lincoln, State of Minnesota.

Tract 261:

Fee Owner: Gordon Meester

File Number: 17000330424-063

PIN: 02-0025-000

The NE fr l/4 and SE1/4 North and West of Trunk Highway No. 75 in Section 4, T111N of R45W of the 5th Principal Meridian, Lincoln County, Minnesota,

EXCEPTING THEREFROM. That part of the SW1/4 SE1/4, Section 4, T111N, R45W described as follows: Beginning at the point of intersection of the centerline of Trunk Highway 75 with the West line thereof; thence North along said West line, 300 feet; thence East at right angles, to its intersection with said center line of Trunk Highway 75; thence Southwesterly along said center line to the point of beginning.

Tract 262

Fee Owner: Stephen Guza and Tammy Guza

File Number: 17000330424-343

PIN: 02-0026-000

That part of the North Half of the Southwest Quarter (N1/2 SW1/4) of Section Four (4), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, described as follows:

Beginning at the West quarter corner of said Section Four (4); thence South 00 degrees 00 minutes 00 seconds East, assumed bearing along the West line of the Southwest Quarter (SW1/4) of said Section, a distance of 645.00 feet; thence North 87 degrees 53 minutes 00 seconds East a distance of 916.00 feet; thence South 00 degrees 03 minutes 30 seconds West a distance of 142.00 feet; thence North 88 degrees 45 minutes 06 seconds East a distance of 885.90 feet; thence North 03 degrees 17 minutes 16 seconds West a distance of 749.40 feet to a point on the north line of the Southwest Quarter (SW1/4) of said Section; thence South 89 degrees 32 minutes 02 seconds West, along said North line, a distance of 1758.00 feet to the point of beginning. Said tract contains 28.25 acres more or less.

Tract 263:

Fee Owner: Steven M. Citterman

File Number: 17000330424-245

PIN: 02-0026-005

The Southwest Quarter (SW1/4),

EXCEPTING THEREFROM All that part Tract A described below:

Tract A: The Southeast Quarter of the Southwest Quarter of Section 4, Township 111 North, Range 45 West, Lincoln County, Minnesota:

Which lies southeasterly of the southeasterly right of way line of Trunk Highway No. 75 as now located and established and northwesterly of a line run parallel with and distant 100 feet southeasterly of Line 1 described below:

Line 1: Beginning at a point on the south line of said Section 4, distant 353.2 feet west of the south quarter corner thereof; thence run northeasterly at an angle of 45 degrees 34 minutes 00 seconds from said south section line (measured from east to north) for 271.4 feet and there terminating; Together with that part of Tract A hereinbefore described, which lies northwesterly of the northwesterly right of way line of said Trunk Highway No. 75 and southeasterly of a line run parallel with and distant 105 feet northwesterly of the following described line: Beginning at a point on Line 1 described above, distant 121.4 feet northeasterly of its point of beginning; thence run southwesterly along said Line 1 and its southwesterly extension for 250 feet and there terminating; Containing 0.26 acres, more or less.

ALSO EXCEPTING

That part of the North Half of the Southwest Quarter (N1/2 SW1/4) of Section Four (4), Township One Hundred Eleven (111) North, Range Forty-five (45) West, Lincoln County, Minnesota, described as follows:

Beginning at the west quarter corner of said Section Four (4); thence South 00 degrees 00 minutes 00 seconds East, assumed bearing along the west line of the Southwest Quarter (SW1/4) of said Section, a distance of 645.00 feet; thence North 87 degrees 53 minutes 00 seconds East a distance of 916.00 feet; thence South 00 degrees 03 minutes 30 seconds West a distance of 142.00 feet; thence North 88 degrees 45 minutes 06 seconds East a distance of 885.90 feet; thence North 03 degrees 17 minutes 18 seconds West a distance of 749.40 feet to a point on the north line of the Southwest Quarter (SW1/4) of said Section; thence South 89 degrees 32 minutes 02 seconds West, along said north line, a distance of 1758.00 feet to the point of beginning.

Tract 264:

Fee Owner: James Knofczynski n/k/a James Knoff

File Number: 17000330424-079

PIN: 02-0031-000

The Northeast Quarter (NE1/4) of the Northwest quarter (NW1/4) of Section Five (5), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 265:

Fee Owner: Larry F. Bunjer and Dianne V. Bunjer, Trustees, and Successor Trustees of the Dianne V. Bunjer Revocable Trust Agreement dated October 18, 2010, as to an undivided one half interest; and Lois Widmark, a/k/a Lois Paine Widmark, as to a Life Estate, as to an undivided one half interest with Larry F. Bunjer and Dianne V. Bunjer, Trustees, and Successor Trustees of the Dianne V. Bunjer Revocable Trust Agreement dated October 18, 2010, and Jacquelyn L. Dombek, as tenants in common, as to the remainder.

File Number: 17000330424-092

PIN: 02-0033-000

North Half (N1/2) of the Southwest Quarter (SW1/4) of Section Five (5) in Township One Hundred eleven (111) North of Range Forty-five (45) West of the Fifth Principal Meridian, except three acre tract in the Southwest corner used as a cemetery and more explicitly described as follows: Beginning at the Southwest corner of said North Half of the Southwest Quarter of said Section, thence East along the quarter Section line a distance of 465 feet 10 1⁄2 inches, thence North a distance of 280 feet 6 inches, thence West a distance of 465 feet 10 1⁄2 inches, thence South a distance of 280 feet 6 inches to point of beginning

Tract 266:

Fee Owner: The Bethany Lutheran Congregation, of Ivanhoe, Minnesota

File Number: 17000330424-267

PIN: 02-0033-010

A three acre tract in the Southwest corner of the North Half of the Southwest Quarter of Section Numbered Five (5), Township One Hundred and Eleven (111) Worth, of Range Forty-five (45) West, and now used as a cemetery.

(This tract is more explicitly described as follows: Beginning at the Southwest Corner of said North Half of the Southwest Quarter of said Section 5-111-45, thence east along the quarter section line a distance of 465 ft. 10 1/2 inches, thence north a distance of 260 ft., and 6 inches, thence West a distance of 465 ft. 101/2 inches, thence South a distance of 280 ft. 6 inches to point of beginning), of the 5th P.M., Lincoln County, Minnesota.

Tract 267:

Fee Owner: Darlene E. Wisniewski, as Trustee, or the successor (s) in Trust, under the Wisniewski Revocable Trust Agreement dated June 21, 2006

File Number: 17000330424-142

PIN: 02-0034-000

The Southwest Quarter of the Northeast Quarter (SW1/4 of NE1/4) and the South Half of the Southwest Quarter (S1/2 of SW1/4) and the Southeast Quarter (SE1/4) of Section Numbered Five (5) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 268:

Fee Owner: Laura Block as Successor Trustee of The Thomas L. Seitz Trust dated July 11, 2014

File Number: 17000330424-324

PIN: 02-0035-000

Government Lots 1 and 2 of Section 5 Township 111N Range 45W EXCEPTING: Beginning at the northeast corner of said Section 5; thence south on and along the east line of said Section S a distance of 312 feet; thence west at an internal angle of 90 degrees for a distance of 174.5 feet; thence north parallel to the east line of Section 5 to the north section line of said Section S; thence east on and along the north line of said Section 5 for a distance of 174.5 feet to the point of beginning, of the 5th P.M., Lincoln County, Minnesota.

Tract 269:

Fee Owner: Larry F. Bunjer and Dianne V. Bunjer, Trustees of the Dianne V. Bunjer Revocable Trust Agreement dated October 18, 2010

File Number: 17000330424-038

PIN: 02-0037-000

Government Lots One (1) and Two (2) and the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section Six (6), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

Excepting Therefrom that part of Government Lots One (1) and Two (2) including all meandered lands accruing thereto of Section Six (6), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, lying South of the County Ditch, as located and constructed over and across the East Half of the Northeast Quarter (E1/2 NE1/4) of said Section Six (6) on October 20, 1928, and Westerly of the following described line:

Commencing at the Southeast corner of said Section Six (6); thence on an assumed bearing of North 87°34’04” West 2544.63 feet along the South line of said Section 6 to Point “A”; thence South 24°24’04” West 353.48 feet to the Easterly line of that certain tract of land previously conveyed to the State of Minnesota and filed for record on May 6, 1959 in Book “3” of Registrar of Titles at Page 85 and the point of beginning; thence North 24°24’04” East 353.48 feet to the above described Point “A”; thence North 24°24’04” East 473.12 feet; thence North 41°12’53” East 1482.87 feet; thence North 01°40’42” West 824. 07 feet; thence North 24°15’26” East 235.46 feet; thence South 82°45’16” East 397.77 feet; thence North 00°02’10” East 248 feet, more or less, to said County Ditch and there terminating.

Tract 270:

Fee Owner: Larry F. Bunjer and Dianne V. Bunjer, Trustees of the Dianne V. Bunjer Revocable Trust Agreement dated October 18, 2010

File Number: 17000330424-039

PIN: 02-0038-000

That part of the East Half of the Northeast Quarter (E1/2 NE1/4) also described as Government Lots Three (3) and Four of Section Six (6), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, that lies on the North side of County Ditch that passes across the South part of said tract. The location of said ditch is more particularly described as follows:

It enters the East Half of the Northeast Quarter at a point 570 feet due North of the Southwest corner of said tract, then passing across said tract in an Easterly direction to a point on the East boundary line of said tract 150 feet North of the Southeast corner of said East Half of the Northeast Quarter.

Excepting that part of the East Half of the Northeast Quarter also described as Government Lots Three (3) and Four (4) including all meandered lands accruing thereto of Section Six (6), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M. that lies on the North side of County Ditch, that passes across the South part of said tract and Westerly of the following described line:

Commencing at the Northwest corner of said East Half of the Northeast Quarter; thence on an assumed bearing of South 00°27’51” West 1314.,29 feet along the West line thereof to the point of beginning; thence South 45°13’58” East 539.37 feet; thence South 00°02’10” West 955 feet, more or less, to said County Ditch and there terminating.

AND INCLUDING

All that part of the East Half of the Northeast Quarter (E1/2 NE1/4) of Section Six (6), Township One Hundred Eleven (111), Range Forty-Five (45), West of the 5th P.M., Lincoln County, Minnesota, lying South of the County Ditch, as located and constructed over and across the said East Half of the Northeast Quarter (E1/2 NE1/4) of said Section Six (6) on October 20, 1928 (which ditch enters said land at a point about 570 feet North of the Southwest corner of said lands and passes across the same in an Easterly direction to a point on the East line thereof about 150 feet North of the Southeast corner thereof).

Excepting Therefrom that part of the East Half of the Northeast Quarter (E1/2 NE1/4) (Government Lots 3 and 4) including all meandered lands accruing thereto of Section Six (6), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, lying South of the County Ditch, as located and constructed over and across the East Half of the Northeast Quarter (E1/2 NE1/4) of said Section Six (6) on October 20, 1928, and Westerly of the following described line:

Commencing at the Southeast corner of said Section Six (6); thence on an assumed bearing of North 87°34’04” West 2544.63 feet along the South line of said Section 6 to Point “A”; thence South 24°24’04” West 353.48 feet to the Easterly line of that certain tract of land previously conveyed to the State of Montana and filed for record on May 6, 1959 in Book “3” of Registrar of Titles at Page 85 and the point of beginning; thence North 24°24’04” East 353.48 feet to the above described Point “A”; thence North 24°24’04” East 473.12 feet; thence North 41°12’53” East 1482.87 feet; thence North 01°40’42” West 824. 07 feet; thence North 24°15’26” East 235.46 feet; thence South 82°45’16” East 397.77 feet; thence North 00°02’10” East 248 feet, more or less, to said County Ditch and there terminating.

Tract 271:

Fee Owner: Alan C. Widmark, and Lois Widmark a/k/a Lois Paine Widmark as to Life Estate

File Number: 17000330424-319

PIN: 02-0042-000

The Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) of Section Seven (7), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 272:

Fee Owner: Alan C. Widmark, and Lois Widmark a/k/a Lois Paine Widmark as to Life Estate

File Number: 17000330424-317

PIN: 02-0043-000

The Southwest of the Northeast Quarter of Section Seven (7), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 273:

Fee Owner: Alan C. Widmark, and Lois Widmark a/k/a Lois Paine Widmark as to Life Estate

File Number: 17000330424-318

PIN: 02-0044-000

The East Half of the Northeast Quarter (E/1/2 NE1/4) of Section Seven (7), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 274:

Fee Owner: Larry F. Bunjer and Dianne V. Bunjer, Trustees of the Dianne V. Bunjer Revocable Trust Agreement dated October 18, 2010

File Number: 17000330424-040

PIN: 02-0049-000

Government Lot One (1) of Section Seven (7), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

Excepting Therefrom that part of Government Lot One (1) including all meandered lands accruing thereto of Section Seven (7), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, lying South of the County Ditch, as located and constructed over and across the East Half of the Northeast Quarter (E1/2 NE1/4) of Section Six (6) on October 20, 1928, and Westerly of the following described line:

Commencing at the Southeast corner of Section Six (6); thence on an assumed bearing of North 87°34’04” West 2544.63 feet along the South line of said Section 6 to Point “A”; thence South 24°24’04” West 353.48 feet to the Easterly line of that certain tract of land previously conveyed to the State of Montana and filed for record on May 6, 1959 in Book “3” of Registrar of Titles at Page 85 and the point of beginning; thence North 24°24’04” East 353.48 feet to the above described Point “A”; thence North 24°24’04” East 473.12 feet; thence North 41°12’53” East 1482.87 feet; thence North 01°40’42” West 824. 07 feet; thence North 24°15’26” East 235.46 feet; thence South 82°45’16” East 397.77 feet; thence North 00°02’10” East 248 feet, more or less, to said County Ditch and there terminating.

Tract 275:

Fee Owner: Marc Widmark and Patrice Widmark, husband and wife, as joint tenants

File Number: 17000330424-211

PIN: 02-0051-000

That parcel of land located in Section Seven (7) of Township One hundred eleven (111) North of Range Forty five (45) West of the Fifth P.M. described as follows: Beginning at the Southwest corner of said Section 7, North on and along the West line of said Section 7 a distance of 2,525 feet; thence South 83 degrees East a distance of 910 feet to point of beginning; thence South 87 degrees East a distance of 60 feet; thence North 8 degrees East a distance of 270 feet; thence East parallel to the South line of said Section 7 a distance of 310 feet; thence North 77 degrees East a distance of 200 feet; thence East parallel to the South line of said Section 7 a distance of 80 feet; thence South parallel to the West line of said Section 7 a distance of 510 feet; thence North 84 degrees West a distance of 700 feet; thence North 6 degrees East a distance of 150 feet to point of beginning.

This parcel containing 6.5 acres more or less.

AND ALSO INCLUDING all the seller’s rights in a perpetual right of way easement for roadway purposes being 18 feet in width and described as follows:

Beginning at the southwest corner of Section 7 of Township 111 North of Range 45 West of the 5th P.M., thence North on and along the West line of said Section 7 a distance of 2,525 feet to the point of beginning of said easement. Said easement is 9 feet on either side of a line beginning at said point of beginning, thence East 83 degrees South a distance of 910 feet.

Tract 276:

Fee Owner: Alan C. Widmark, and

Lois Widmark a/k/a Lois Paine Widmark as to Life Estate

File Number: 17000330424-320

PIN: 02-0054-000

The South Half of the Northwest Quarter (S1/2 NW1/4) of Section Eight (8), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 277:

Fee Owner: Bethany-Elim Evangelical Lutheran Church of Ivanhoe, Minnesota

File Number: 17000330424-268

PIN: 02-0056-000

Beginning at the Section Stake of the North East corner of the North East Quarter of Section Eight (8) in Township One Hundred Eleven (111), Range Forty-five (45) running West Twenty-two rods, thence running South Twenty-two rods, thence running East Twenty-two rods, thence North Twenty-two rods to place of beginning, said tract to contain about three acres more or less, of the 5th P.M., Lincoln County, Minnesota.

Tract 278:

Fee Owner: Elmer J. Koopman and Twila D. Koopman

File Number: 17000330424-154

PIN: 02-0057-000

The North Half of the Southwest Quarter (N1/2 SW1/4) and the Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4) and Government Lot Three (3) of Section Eight (8), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, except the South 825 feet of the West 709.5 feet of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of said Section Eight (8), and also that part of Government Lot Three (3) of said Section Eight (8), bounded by the water’s edge of Ash Lake and the following described lines in said Section 8, beginning at a point on the South line of said Government Lot 3, a distance of 1,487.8 feet East of the Southwest corner of said Section 8, and from which the Southwest corner of said Section bears South 89°53’ West from the point of beginning; thence North 18°52’ East 715.5 feet; thence North 53°05’ East 264.7 feet; thence North 75°11’ East 260.2 feet; thence North 84°58’ East 440.2 feet to the East line of said Government Lot 3 and there terminating including all riparian rights to said premises, and except the premises located in Government Lot 3 of said Section 8 described as follows: Beginning at a point 1487.8 feet North 89°53’ East and 715.5 feet North 18°52’ East of the Southwest corner of Section 8, Township 111 North, Range 45 West as a place of beginning; thence North 53°05’ East 264.7 feet; thence North 75°11’ East 163.8 feet; thence Northerly at an interior angle of 101°49’ for a distance of 467.7 feet; thence in a Westerly direction at an interior angle 90° for a distance of 380 feet; thence in a Southerly direction at an interior angle of 90° for a distance of 650 feet to the point of beginning.

Tract 279:

Fee Owner: Steven M. Citterman

File Number: 17000330424-244

PIN: 02-0060-000

The Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section Nine (9), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 280:

Fee Owner: Bernard D. Aronson, as Trustee of the Bernard D. Aronson Trust dated the 11th of January, 1991

File Number: 17000330424-004

PIN: 02-0062-000

The Northeast Quarter (NE1⁄4) and the East Half of the Northwest Quarter (E1⁄2 NW1⁄4) of Section Nine (9), Township One Hundred Eleven (11) North of Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 281:

Fee Owner: The Mavis A. Bruening Revocable Living Trust dated September 28, 2012

File Number: 17000330424-269

PIN: 02-0063-000

Southwest Quarter of the Southwest Quarter (SW1/4 SW1/4), Section Nine (9), Township One Hundred Eleven (111) North, Range Forty-Five (45) West, Lincoln County, Minnesota;

EXCEPTING THEREFROM the following described parcels:

Parcel 1: Beginning at a point on the section line 5269’ South of the Northwest corner of said Section 9, Township 111 North, Range 45 West of the 5th P.M., thence N. 147.6’; thence East 147.6’, thence South 147.6’, thence West 147.6’ to the point of beginning, said tract containing 0.50 acres.

Parcel 2: Beginning at a point on the section line 5121.4’ South of the Northwest corner of Section 9, Township 111 North, Range 45, thence East 300’, thence North 250’, thence West 300’, thence South 250’ to the point of beginning, consisting of 1.72 acres, more or less.

Tract 282:

Fee Owner: Gerald D. Lietz and Johanna F. Lietz as trustees of the Gerald D. Lietz and Johanna F. Lietz Revocable Living Trust under Agreement dated January 30, 1996

File Number: 17000330424-312

PIN: 02-0065-000

The West Half of the Southeast Quarter of Section Nine (9), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 283: TORRENS

Fee Owner: Gerald D. Lietz and Johanna F. Lietz as trustees of the Gerald D. Lietz and Johanna F. Lietz Revocable Living Trust under Agreement dated January 30, 1996

File Number: 17000330424-316

PIN: 02-0096-000

The South One-Half of the Southwest Quarter of Section Fifteen (15), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 284:

Fee Owner: Michael E. Josephson and Paul A. Otto

File Number: 17000330424-156

PIN: 02-0099-000

All that part of the Northwest quarter of Section Sixteen (16) Township One hundred eleven (111) North, Range Forty five (45) West of the 5th Principal Meridian, Lincoln County, Minnesota, described as follows, to–wit: Beginning at the Northwest corner of said Section Sixteen (16), thence East parallel with the North line of said Section 16, Five hundred thirty nine (539) feet, thence South parallel with the West line of said Section 16, Four hundred and Eighty eight (488) feet, thence West parallel with the North line of said Section 16, Five hundred Thirty nine (539) feet, thence North parallel with the West line of said Section 16, Four hundred eighty eight (488) feet to the point of beginning.

Tract 285:

Fee Owner: Michael E. Josephson and Paul A. Otto

File Number: 17000330424-083

PIN: 02-0099-015

The West One-half of the Northwest quarter (W1/2 NW1/4) of Section Sixteen (16) in Township One hundred eleven (111) North of Range Forty five (45) West of the fifth Principal Meridian, Lincoln County, Minnesota; EXCEPTING the following tract being in the Southwest quarter of the Northwest quarter (SW1/4 NW1/4) described as follows:

Commencing at a point upon the Easterly boundary line of the Southwest quarter of the Northwest quarter of said Section 16, Ninety six (96) feet North of the Southeast corner of the Southwest quarter of the Northwest quarter of said Section 16, thence North along and upon said boundary line for a distance of Sixteen (16) feet; thence Southwesterly to a point upon the South boundary line of the Southwest quarter of the Northwest quarter of said Section 16, Forty six (46) feet West of the Southeast corner of the Southwest quarter of the Northwest Quarter of said section 16, thence East along and upon the South boundary line of the Southwest quarter of the Northwest Quarter of said Section 16, a distance of sixteen (16) feet, thence in a Northeasterly direction to the place of beginning;

AND ALSO EXCEPTING:

All that part of the Northwest quarter of Section Sixteen (16) Township One hundred eleven (111) North, Range Forty five (45) West of the 5th Principal Meridian, Lincoln County, Minnesota, described as follows, to–wit: Beginning at the Northwest corner of said Section Sixteen (16), thence East parallel with the North line of said Section 16, Five hundred thirty nine (539) feet, thence South parallel with the West line of said Section 16, Four hundred and Eighty eight (488) feet, thence West parallel with the North line of said Section 16, Five hundred Thirty nine (539) feet, thence North parallel with the West line of said Section 16, Four hundred eighty eight (488) feet to the point of beginning;

AND ALSO EXCEPTING:

All that part of the West Half of the Northwest Quarter of Section 16, Township 111 North, Range 45 west, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the northwest corner of said Northwest Quarter; thence North 88 degrees 36 minutes 13 seconds East, bearing based on Minnesota State Plane Coordinate System Lincoln County Datum, along the north line of said Northwest Quarter, a distance of 539.00 feet to the point of beginning; thence South 00 degrees 15 minutes 48 seconds West, parallel to the west line of said Northwest Quarter, a distance of 825.00 feet; thence North 88 degrees 36 minutes 13 seconds East a distance of 803 feet, more or less, to the east line of the West Half of said Northwest quarter; thence northerly, along said east line, a distance of 825 feet, more or less, to the northeast corner of said West Half; thence South 88 degrees 36 minutes 13 seconds West, along the north line of said Northwest Quarter, a distance of 790.29 feet to the point of beginning.

Tract 286:

Fee Owner: Gregory Blanchette and Nancy Blanchette, husband and wife, as joint tenants

File Number: 17000330424-013

PIN: 02-0101-000

Part of the Southwest Quarter of Section 16, Township 111 North, Range 45 West in Lincoln County, Minnesota, described as follows:

Commencing at an existing nail at the southwest corner of said Section 16; thence North 00 degrees 10 minutes 25 seconds East, assumed bearing, along the west line of said Section 16, a distance of 1227.69 feet, to the point of beginning; thence continuing North 00 degrees 10 minutes 25 seconds East, along said west line, a distance of 50.00 feet; thence North 89 degrees 50 minutes 22 seconds East, a distance of 888.05 fee; thence North 00 degrees 18 minutes 57 seconds East, a distance of 122.76 feet; thence South 87 degrees 16 minutes 54 seconds East, a distance of 439.78 feet, to an existing fence line and accepted east line by present adjoining owners of the West Half of the Southwest Quarter of said Section 16; thence South 00 degrees 23 minutes 09 seconds West, along said existing fence line and accepted east line of the West Half of said Southwest Quarter, a distance of 435.04 feet; thence North 89 degrees 27 minutes 33 seconds West, a distance of 438.87 feet; thence North 00 degrees 18 minutes 57 seconds East, a distance of 279.00 feet; thence South 89 degrees 50 minutes 22 seconds West, a distance 887.93 feet, to the point of beginning.

Tract 287:

Fee Owner: Gerald D. Lietz and Johanna F. Lietz as trustees of the Gerald D. Lietz and Johanna F. Lietz Revocable Living Trust dated January 30, 1996

File Number: 17000330424-314

PIN: 02-0101-010

Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) and the Southeast Quarter of the Southeast Quarter (SE1/4 SE1/4) of Section 16, Township 111 North, Range 45 West and that tract of land lying and being in the Southwest Quarter of the Northwest Quarter (SW1/4 NW1/4) of Section Sixteen (16), in Township One hundred eleven (111) North of Range Forty five (45), described by metes and bounds, as follows, to-wit: Commencing at a point upon the Easterly boundary line of the Southwest Quarter of the Northwest Quarter of said Section 16, ninety six (96) feet North of the Southeast corner of Southwest Quarter of the Northwest Quarter of said Section 16, thence North along and upon said boundary line for a distance of Sixteen (16) feet, thence Southwesterly to a point upon the South boundary line of the Southwest Quarter of the Northwest Quarter of said Section 16, Forty six (46) feet West of the Southeast corner of the Southwest Quarter of the Northwest Quarter of said Section 16, thence East along and upon the South boundary line of the Southwest Quarter of the Northwest Quarter of said Section 16, a distance of sixteen (16) feet, thence in a Northeasterly direction to the place of beginning, Lincoln County, Minnesota.

Tract 288:

Fee Owner: Gregory Blanchette and Nancy Blanchette, husband and wife, as joint tenants

File Number: 17000330424-014

PIN: 02-0101-020

West half of the Southwest quarter (W1/2 SW1/4) of Section Sixteen (16), Township One hundred eleven (111) North, Range Forty five (45) west of the 5th principal meridian.

EXCEPTING THEREFROM the following described property: Commencing at an existing nail at the Southwest corner of said Section 16; thence North 00 degrees 10 minutes 25 seconds East, assumed bearing, along the West line of said section 16, a distance of 1227.69 feet, to the point of beginning: thence continuing North 00 degrees 10 minutes 25 seconds East, along said West line, a distance of 50.00 feet; thence North 89 degrees 50 minutes 22 seconds East, a distance of 888.05 feet: thence North 00 degrees 18 minutes 57 seconds East, a distance of 122.76 feet; thence South 87 degrees 16 minutes 54 seconds East, a distance of 439.78 feet, to an existing fence line and accepted East line by present adjoining owners of the West half of the Southwest quarter of said section 16; thence South 00 degrees 23 minutes 09 seconds West, along said existing fence line and accepted East line of the West half of said Southwest quarter, a distance of 435.04 feet: thence North 89 degrees 27 minutes 33 Seconds west, a distance of 438.87 feet; thence North 00 degrees 18 minutes 57 seconds East, a distance of 279.00 feet: thence South 89 degrees 50 minutes 22 seconds West, a distance of 887.93 feet, to the point of beginning.

Tract 289:

Fee Owner: Gerald D. Lietz and Johanna F. Lietz as trustees of the Gerald D. Lietz and Johanna F. Lietz Revocable Living Trust under Agreement dated January 30, 1996

File Number: 17000330424-315

PIN: 02-0102-000

The West Half of the Northeast Quarter of Section Sixteen (16), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 290:

Fee Owner: James J. Otto, as trustee of the Stanley J. and Mary Ellen Otto Irrevocable Trust u/a/d March 8, 1992

File Number: 17000330424-051

PIN: 02-0103-000

East Half of the Northeast Quarter (E1/2 NE1/4) of Section Sixteen (16), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota, except that portion conveyed to the State of Minnesota in deed recorded December 23, 1968 in Book 80 at Page 81, described as follows, to-wit:

All that part of the East Half of the Northeast Quarter (E1/2 NE1/4) of Section Sixteen (16) Township One Hundred Eleven (111) North, Range Forty-five (45) West, Lincoln County, Minnesota, bounded by the following described lines: Beginning at the Northeast corner of said Section 16; thence North 88°55’06” West, 1301.39 feet on and along the North line of said Section 16 to a point on the East one-sixteenth line; thence South 00°15’18” West, 1180.00 feet on and along said East one-sixteenth line; thence South 86°20’48” East, 795.45 feet; thence South 03°21’06” East, 189.57 feet; thence North 89°00’48” East, 109.45 feet; thence South 03°27’54” East, 169.05 feet; thence North 89°09’ East, 381.94 feet to a point on the East line of said Section 16; thence North 00°00’ West, 1556.05 feet on and along said East line of Section 16 to the point of beginning.

Tract 291:

Fee Owner: Lyle L. Koopman and Brenda M. Koopman, husband and wife as Joint Tenants

File Number: 17000330424-097

PIN: 02-0104-000

The West Half of the Southeast Quarter (W1/2 SE1/4) and the East Half of the Southwest Quarter (E1/2 SW1/4) of Section Sixteen (16), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 292:

Fee Owner: Koopman Family Farms, LLC

File Number: 17000330424-284

PIN: 02-0107-000

South One-Half of the Southeast Quarter (S1/2 SE1/4) of Section Numbered Seventeen (17) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota;

and

Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4) and the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) and Government Lot Numbered Eight (8) all in Section Numbered Seventeen (17) of Township One Hundred Eleven (111) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 293:

Fee Owner: Elmer J. Koopman and Twila D. Koopman

File Number: 17000330424-155

PIN: 02-0109-000

Government Lots One (1) and Two (2) of Section Seventeen (17), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 294:

Fee Owner: Alan C. Widmark, and Lois Widmark a/k/a Lois Paine Widmark as to Life Estate

File Number: 17000330424-321

PIN: 02-0112-000

The East One-Half of the Northwest Quarter (E1/2 NW1/4) and the West Half of the Northeast Quarter (W1/2 NE1/4) of Section numbered Eighteen (18), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 295:

Fee Owner: Mary M. Haugenas Trustee of the Mary M. Haugen Living Trust dated January 5, 2017 as successor in interest to Mary Haugen

File Number: 17000330424-099

PIN: 02-0116-000

Lots One (1) and Two (2) of Section Eighteen (18), Township One Hundred Eleven (111) North, Range Forty-Five (45) West of the 5th P.M., Lincoln County, Minnesota, EXCEPT the following described Tract:

All that part of Government Lots 1 and 2 in the Northwest Quarter of Section 18, Township 111 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Northwest corner of said Northwest Quarter; thence South 00°00’00” East, assumed bearing, along the West line of said Northwest Quarter, a distance of 1,740.00 feet to the point of beginning; thence continuing South 00°00’00” East, along said West line, a distance of 60 feet; thence South 89°17’44” East a distance of 856.84 feet; thence South 00°00’00” East a distance of 254.45 feet; thence North 90°00’00” East a distance of 362.75 feet; thence North 60°52’04” East a distance of 373.69 feet to a point on the East line of said Government Lot 2; thence North 00°14’20” East, along said East line of Government Lots 1 and 2, a distance of 584.53 feet; thence North 90°00’00” West, a distance of 691.31 feet; thence South 00°00’00” East a distance of 452.00 feet; thence North 89°17’44” West a distance of 856.84 feet to the point of beginning.

AND also Except the following tract described as follows:

From the Northwest corner of the section South along the West section line a distance of 122.5 rods; thence East at right angles a distance of 52.5 rods, to the point of beginning; thence North at right angles a distance of 42.5 rods; thence East at right angles a distance of 42.5 rods; thence South at right angles along the East mid-quarter line a distance of 28.5 rods; thence Southwesterly at an angle of approximately South 61°00’00” West a distance of 28.75 rods; thence at an angle of 270°00’00” West a distance of 17.5 rods to the point of beginning.

Tract 296:

Fee Owner: Paul G. Sterzinger as Trustee of the Paul G. Sterzinger and Geraldine A. Sterzinger Revocable Living Trust dated September 30, 1996, including amendments thereto

File Number: 17000330424-350

PIN: 02-0117-000

All that part of Government Lot Four (4), of Section Eighteen (18) in Township One hundred eleven (111) north, of Range Forty five (45) West of the Fifth principal meridian described as follows, to-wit: Beginning at the southwest corner of said Government Lot 4; thence North 90 degrees 00 minutes 00 seconds East, assumed bearing, along the south line of said Government Lot 4, 730.99 feet to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds East, along said South line 500.00 feet; thence North 00 degrees 00 minutes 00 seconds East 195.00 feet; thence North 90 degrees 00 minutes 00 seconds West, parallel with said South line, 500.00 feet; thence South 00 degrees 00 minutes 00 seconds East 195.00 feet to the point of beginning, Lincoln County, Minnesota.

Tract 297:

Fee Owner: David Sterzinger and Dawn Sterzinger

File Number: 17000330424-329

PIN: 02-0117-010

The tract of land located in Government Lot 4 of Section 18, Township 111 North, Range 45 West, Lincoln County, Minnesota, being described as follows:

Commencing at the Southwest corner of said Government Lot Four, thence North 90 degrees 00 minutes 00 seconds East, assumed bearing, along the south line of said Government Lot Four 454.00 feet to the point of beginning, thence continuing North 90 degrees 00 minutes 00 seconds East along said south line 777.00 feet; thence North 00 degrees 00 minutes 00 seconds East 707.00 feet; thence North 90 degrees 00 minutes 00 seconds West parallel with said South line 777.00 feet; thence South 00 degrees 00 minutes 00 seconds East 707.00 feet to the point of beginning. EXCEPTING therefrom the following described tract.

Commencing at said Southwest corner of Government Lot Four, thence North 90 degrees 00 minutes 00 seconds East, assumed bearing, along the south line of said Government Lot Four 730.99 feet to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds East, along said south line 500.00 feet; thence North 00 degrees 00 minutes 00 seconds East 195.00 feet; thence North 90 degrees 00 minutes 00 seconds West, parallel with said south line 500.00 feet; thence South 00 degrees 00 minutes 00 seconds East 195.00 feet to the point of beginning.

Tract 298:

Fee Owner: Dwight Buller and Peggy Jo Buller, Trustees, or their successors in trust, under the Dwight and Peggy Jo Buller Living Trust dated August 9, 2011

File Number: 17000330424-018

PIN: 02-0118-000

The fractional North Half of the Northwest Quarter (fr N1/2 NW14), the Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4), the Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4) the Southwest

Quarter of the Northeast Quarter (SW1/4 NE1/4), and Government Lots Two (2) and Three (3) of Section Nineteen (19); all in Township One Hundred Eleven (111), North of Range Forty-five (45), West of the Fifth Principal Meridian;

Tract 299:

Fee Owner:

Ernest J. Lanoue and Elizabeth T. Lanoue, Trustees, or their successors in interest, in the Ernest J. Lanoue Revocable Living Trust dated July 10, 2013, and any amendments thereto, as to a one-half interest; Elizabeth T. Lanoue and Ernest J. Lanoue, Trustees or their successors in interest, of the Elizabeth T. Lanoue Revocable Living Trust dated July 10, 2013, and any amendments thereto, as to a one-half interest

File Number: 17000330424-223

PIN: 02-0119-000

The Northwest Quarter of the Southeast Quarter (NW1/4 SE1/4), Government Lots Four (4), Five (5) and Six (6), and also the North Half of Northeast Quarter (N1/2 NE1/4), the Southeast Quarter of the Northeast Quarter (SE1/4 NE1/4), and the Northeast Quarter of the Southeast Quarter (NE1/4 SE1/4) and Government Lot Seven (7), all of Section Nineteen (19), Township One Hundred Eleven (111) North of Range Forty-Five (45) West of the 5th Principal Meridian in Lincoln County, Minnesota.

Tract 300:

Fee Owner: Margaret Busselman, Trustee and Debra Rouge, as successor Trustee of the Trust Agreement of Donald Bussleman dated May 15, 2009, an undivided One-Half (1/2) interest; and Margaret Busselman and Donald Busselman, Trustees of the Trust Agreement of Margaret Busselman dated May 15, 2009, an undivided One-Half (1/2) interest

File Number: 17000330424-128

PIN: 02-0120-000

The Northwest Quarter (NW1/4) of Section Twenty (20), Township One Hundred Eleven (111), Range Forty-five (45), West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 301:

Fee Owner: Walter Peterson, as sole Trustee of the Water Peterson Revocable Living Trust dated July 1, 2011

File Number: 17000330424-070

PIN: 02-0121-000

Northeast Quarter (NE1/4) of Section Numbered Twenty (20) in Township One Hundred Eleven (111) North of Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 302:

Fee Owner: Margaret Busselman, Trustee and Debra Rouge as successor Trustee of the Trust Agreement of Donald Bussleman dated May 15, 2009, an undivided One-Half (1/2) interest; and Margaret Busselman and Donald Busselman, Trustees of the Trust Agreement of Margaret Busselman dated May 15, 2009, an undivided One-Half (1/2) interest

File Number: 17000330424-127

PIN: 02-0122-000

The Southwest Quarter (SW1/4) of Section Twenty (20), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 303:

Fee Owner: James Herschberger

File Number: 17000330424-057

PIN: 02-0123-000

The Southeast Quarter (SE1/4) of Section Twenty (20), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 304:

Fee Owner: Koopman Family Farms, LLC

File Number: 17000330424-285

PIN: 02-0124-000

The Northwest (NW1/4) of Section Twenty-one (21), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 305:

Fee Owner: Clarence Lietz, as to a Life Estate; and Richard Lietz, Donna Faulds, and James Lietz

File Number: 17000330424-293

PIN: 02-0125-000

The Northeast Quarter of Section Twenty-One (21), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 306:

Fee Owner: The Mavis A. Bruening Revocable Living Trust dated September 28, 2012

File Number: 17000330424-270

PIN: 02-0126-000

The North Half of the Southwest Quarter (N1/2 SW1/4) of Section Twenty-one (21), Township One Hundred eleven (111) North of Range Forty-five (45) West of the 5th Principal Meridian, Lincoln County, Minnesota; and

The South Half of the Southwest Quarter (S1/2 SW1/4) in Section Twenty-one (21) of Township One Hundred eleven (111) North of Range Forty-five (45) West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 307:

Fee Owner: Donald George Lietz

File Number: 17000330424-068

PIN: 02-0127-000

The Southeast Quarter (SE1/4) of Section Numbered Twenty-one (21) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 308: TORRENS

Fee Owner: Lyle L. Koopman and Brenda M. Koopman

File Number: 17000330424-174

PIN: 02-0128-000

The Northwest Quarter of Section Twenty-two (22), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 309:

Fee Owner: Loretta J. Lundberg, as to a Life Estate; and Marci Jo Lundberg

File Number: 17000330424-302

PIN: 02-0130-010

The West One-Half (W1/2) of the Southwest Quarter (SW1/4) of Section Numbered Twenty-two (22), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 310:

Fee Owner: Barber Family Farms, Limited Partnership, a Minnesota limited partnership

File Number: 17000330424-001

PIN: 02-0150-000

The West Half of the Northwest Quarter (W1/2 NW1/4) Section Twenty-seven (27), Township One Hundred Eleven (111), Range Forty-five (45), Lincoln County, Minnesota.

Tract 311:

Fee Owner: Roger Jerzak and Angela L. Jerzak, Trustees of the R.A. Jerzak Living Trust dated June 15, 2012

File Number: 17000330424-088

PIN: 02-0152-000

The East Half of the Southwest Quarter (E1/2 SW1/4), the East Half of the Northwest Quarter (E1/2 NW1/4) and the West Half of the Southwest Quarter (W1/2 SW1/4), all in Section Twenty-seven (27), Township One Hundred Eleven (111), Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, and

All that part of the Northwest Quarter of the Northeast Quarter (NW1/4 NE1/4) of Section Twenty-seven (27), Township One Hundred Eleven (111), Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, described as follows: Beginning at the North quarter corner of said Section 27; thence South on the quarter line for a distance of 497.5 feet; thence Northeasterly at an interior angle of 40°27’ for a distance of 659.2 feet to the North line of said Section 27; thence West on the section line 427.5 feet to the point of beginning

Tract 312:

Fee Owner: Joan Stuefen and Sharon Madden, as tenants in common and not as joint tenants

File Number: 17000330424-116

PIN: 02-0154-000

The Northwest Quarter (NW1/4) of Section Twenty-eight (28), Township One Hundred Eleven (111) North of Range Forty-five (45), West of the 5th Principal Meridian, Lincoln County, Minnesota.

Tract 313:

Fee Owner: Kendall Lundberg a/k/as C. Kendall Lundberg, a/k/a Charles Kendall Lundberg, and Treava Lundberg, husband and wife as joint tenants

File Number: 17000330424-305

PIN: 02-0155-000

All that part of the Southwest Quarter (SW1/4) of Section 28, Township 111 North, Range 45 West of the 5th Principal Meridian, described as follows:

Commencing the Southwest corner of said Southwest Quarter (SW1/4), thence East along the south line of said Southwest Quarter (SW1/4) a distance of 1265 to the point of beginning; thence North parallel to the west line of the Southwest Quarter (SW1/4) a distance of 255 feet; thence East parallel to the south line of the Southwest Quarter (SW1/4) a distance of 600 feet; thence South parallel to the west line of the Southwest Quarter (SW1/4) a distance of 255 feet more or less to the south line of said Southwest Quarter (SW1/4); thence West along and upon the south line of said Southwest Quarter (SW1/4), 600 feet more or less, to the point of beginning;

AND

All that part of the Southwest Quarter (SW1/4) of Section 28, Township 111 North, Range 45 West of the 5th Principal Meridian, described as follows:

Commencing at the Southwest corner of the Southwest Quarter (SW1/4) of Section 28, Township 111 North, Range 45 West of the 5th PM thence East along the South line of said Southwest quarter a distance of 1,241 feet to the point of beginning; thence North along a line parallel to the west line of said Southwest Quarter a distance of 762 feet; thence East along a line parallel to the South line of said Southwest Quarter a distance of 571.00 feet; thence South along a line parallel to the West line of said Southwest Quarter to the South line of said Southeast Quarter a distance of 762 feet more or less; thence West along the South line of said Southwest Quarter to the point of beginning a distance of 571 feet, more or less, Lincoln County, Minnesota.

Tract 314:

Fee Owner: The equitable interest to purchase title to the land created by that land contract dated April 1, 2013 between Kendall Lundberg a/k/a C. Kendall Lundberg, a/k/a Charles Kendall Lundberg and Treava Lundberg, husband and wife, seller, and Jeffrey J. Jerzak and Natalie J. Jerzak, husband and wife, as joint tenants, buyers, recorded April 10, 2013 as Document No. 2013-000591

File Number: 17000330424-307

PIN: 02-0155-010

The Southwest Quarter (SW1/4) of Section 28, Township 111 North, Range 45 West of the 5th PM., excepting therefrom the following described Tract:

Commencing at the Southwest corner of the Southwest Quarter (SW1/4) of Section 28, Township 111 North, Range 45 West of the 5th PM thence East along the South line of said Southwest quarter a distance of 1,241 feet to the point of beginning; thence North along a line parallel to the West line of said Southwest Quarter a distance of 762 feet; thence East along a line parallel to the South line of said Southwest Quarter a distance of 571.00 feet; thence South along a line parallel to the West line of said Southwest Quarter to the South line of said Southeast Quarter a distance of 762 feet more or less; thence West along the South line of said Southwest Quarter to the point of beginning a distance of 571 feet, more or less, Lincoln County, Minnesota.

Tract 315:

Fee Owner: The equitable interest to purchase title to the land created by that land contract dated June 27, 2006 between Kendall Lundberg a/k/a C. Kendall Lundberg, a/k/a Charles Kendall Lundberg and Treava Lundberg, husband and wife, seller, and Jeffrey J. Jerzak and Natalie J. Jerzak, husband and wife, as joint tenants, buyers, recorded July 10, 2006 as Document No. 2006-001048.

File Number: 17000330424-306

PIN: 02-0155-020

The Northeast Quarter (NE1/4) of Section Twenty-eight (28), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 316:

Fee Owner: Allan Lundberg as to an undivided five-sixths (5/6ths) interest; and Kendall Lundberg, as to an undivided one-sixth (1/6) interest

File Number: 17000330424-303

PIN: 02-0156-000

The Southeast Quarter (SE1/4) of Section Twenty-eight (28), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 317:

Fee Owner: Michael G. Evens and Ramona A. Evens

File Number: 17000330424-162

PIN: 02-0157-000

The West Half of the Northeast Quarter, the Northwest Quarter of the Southeast Quarter and the Northwest Quarter of Section Twenty-nine (29), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

Except a tract beginning at the Northwest corner of said Section 29; thence South 00°00’00” East, assumed bearing along the West line of said Northwest Quarter 2280.00 feet; thence South 88°30’00” East 422.00 feet; thence North 00°00’00” East, parallel with said West line 60.00 feet; thence South 88°30’00” East 162.00 feet; thence South 00°00’00 East, parallel with said West line 60.00 feet; thence South 88°30’00” East 160 feet; thence North 00°00’00” East, parallel with said West line 2311.23 feet to a point on the North line of said Northwest Quarter; thence South 89°05’40” West, along said North line 743.84 feet to the point of beginning.

Also Except that part of the following described tract located in the Northwest Quarter of the Southeast Quarter of said Section 29: Commencing at the Southwest corner of said Northwest Quarter of the Southwest Quarter; thence on a bearing based on Minnesota Coordinate System of 1927, South Zone, of North 02°03’32” East along the West line of said Northwest Quarter of the Southwest Quarter 14.96 feet to the point of beginning; thence continuing North 02°03’32” East along said West line 893.68 feet; thence South 88°20’10 East 1347.01 feet; thence North 01°12’28” West 270.23 feet; thence South 87°23’55” East 1588.50 feet; thence South 00°18’27” West 1130.32 feet to the South line of said Northwest Quarter of the Southeast Quarter; thence North 88°46’22” West along said South line 295.01 feet to the Southwest corner thereof; thence North 88°27’02” West 2659.69 feet to the point of beginning.

Tract 318:

Fee Owner: Michael G. Evens and Ramona A. Evens

File Number: 17000330424-163

PIN: 02-0158-000

A tract of land located in the Northwest Quarter of Section Twenty-nine (29), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the Northwest corner of said Section 29; thence South 00°00’00” East, assumed bearing along the West line of said Northwest Quarter 2280.00 feet; thence South 88°30’00” East 422.00 feet; thence North 00°00’00” East, parallel with said West line 60.00 feet; thence South 88°30’00” East 162.00 feet; thence South 00°00’00 East, parallel with said West line 60.00 feet; thence South 88°30’00” East 160 feet; thence North 00°00’00” East, parallel with said West line 2311.23 feet to a point on the North line of said Northwest Quarter; thence South 89°05’40” West, along said North line 743.84 feet to the point of beginning.

Tract 319:

Fee Owner: Michael G. Evens and Ramona A. Evens

File Number: 17000330424-164

PIN: 02-0159-000

The North Half of the Southwest Quarter of Section Twenty-nine (29), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

Except that part of the following described tract located in the North Half of the Southwest Quarter of said Section 29: Commencing at the Southwest corner of said Northwest Quarter of the Southwest Quarter; thence on a bearing based on Minnesota Coordinate System of 1927, South Zone, of North 02°03’32” East along the West line of said Northwest Quarter of the Southwest Quarter 14.96 feet to the point of beginning; thence continuing North 02°03’32” East along said West line 893.68 feet; thence South 88°20’10 East 1347.01 feet; thence North 01°12’28” West 270.23 feet; thence South 87°23’55” East 1588.50 feet; thence South 00°18’27” West 1130.32 feet to the South line of said Northwest Quarter of the Southeast Quarter; thence North 88°46’22” West along said South line 295.01 feet to the Southwest corner thereof; thence North 88°27’02” West 2659.69 feet to the point of beginning.

Tract 320:

Fee Owner: Margaret Busselman, Trustee and Debra Rouge, Successor Trustee, of the Trust Agreement of Donald Bussleman dated May 15, 2009, an undivided One-Half (1/2) interest; and Margaret Busselman, Trustee of the Trust Agreement of Margaret Busselman dated May 15, 2009, an undivided One-Half (1/2) interest

File Number: 17000330424-126

PIN: 02-0160-000

The South One-Half of the Southwest Quarter (S1/2 SW1/4) and the Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) of Section Twenty-nine (29), Township One Hundred Eleven (111) North of Range Forty-five (45) West of the Fifth Principal Meridian, excepting therefrom the following described Tract:

All that part of said Southwest Quarter of the Southeast Quarter (SW1/4 SE1/4) commencing at the Southwest corner of said Southeast Quarter; thence North 90 degrees 00 minutes 00 seconds East, assumed bearing, along the South line of said Southeast Quarter, a distance of 503.00 feet, to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds East, along said South line, a distance of 470.00 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 536.00 feet; thence South 86 degrees 29 minutes 16 seconds West a distance of 448.64 feet; thence South 02 degrees 30 minutes 00 seconds West a distance of 509.00 feet, to the point of beginning.

Tract 321:

Fee Owner: Jeffrey J. Jerzak

File Number: 17000330424-060

PIN: 02-0161-000

The East Half of the East Half (E1/2 E1/2) of Section Twenty-nine (29), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

Excepting Therefrom the following Tract: Beginning at a point Two (2) rods West and Fourteen (14) rods South of the Northeast corner of the East Half of the Southeast Quarter (E1/2 SE1/4), thence West Sixteen (16) rods, thence South Ten (10) rods, thence East Sixteen (16) rods, thence North Ten (10) rods to the place of beginning.

Tract 322:

Fee Owner: Brent A. Beck and Ellen A. Beck, Husband and Wife, as joint tenants

File Number: 17000330424-004

PIN: 02-0163-010

All that part of the South Half of the Southeast Quarter (S1/2 of SE1/4) and Government Lots 3 and 4 of Section 30, Township 111 North, Range 45 West, Lincoln County, Minnesota, described as follows:

Commencing at the Southeast corner of the Southeast Quarter, thence North 90 degrees 00 minutes 00 seconds West, assumed bearing, along the South line of said Southeast Quarter, a distance of 1153.00 feet to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds West, along said South line, a distance of 30.00 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 635.00 feet; thence North 89 degrees 20 minutes 22 seconds West a distance of 411.93 feet; thence North 04 degrees 19 minutes 32 seconds West a distance of 508.77 feet; thence North 90 degrees 00 minutes 00 seconds West a distance of 25.00 feet; thence North 02 degrees 36 minutes 17 seconds West a distance of 444.53 feet; thence South 74 degrees 47 minutes 43 seconds East a distance of 565.94 feet; thence South 00 degrees 27 minutes 00 seconds East a distance of 807.74 feet; thence North 90 degrees 00 minutes 00 seconds West a distance of 27.00 feet; thence South 00 degrees 00 minutes 00 seconds East a distance of 635.00 feet to the point of beginning, Lincoln County, Minnesota.

Tract 323:

Fee Owner: Darin Herschberger

File Number: 17000330424-222

PIN: 02-0164-000

Lot Six (6) and the Northeast Quarter of the Southwest Quarter (NE1/4 SW1/4) and the Southeast Quarter of the Southwest Quarter (SE1/4 SW1/4) all of Section Thirty (30) in Township One Hundred Eleven (111) North of Range Forty-five (45) West, containing One Hundred Thirteen and one-half (113 1/2) acres of land, according to the Government Survey, in Lincoln County, Minnesota.

Tract 324:

Fee Owner: Edward Nissen a/k/a Edward J. Nissen

File Number: 17000330424-172

PIN: 02-0166-010

Lots Seven (7), Eight (8), Nine (9) and Ten (10) of Section Thirty (30), Township One hundred eleven (111) North of Range Forty five (45) West of the Fifth principal meridian, EXCEPTING THEREFROM:

That part of Government Lot Seven (7) of Section Thirty (30), Township One hundred eleven (111) North, Range Forty five (45) West, Lincoln County, Minnesota, described as follows:

Beginning at the northwest corner of said Section 30; thence on an assumed bearing of South 01 degrees 36 minutes 03 seconds West, 33.00 feet along the west line of said Section 30; thence South 88 degrees 36 minutes 17 seconds East, 864.36 feet parallel with the north line of said Section 30; thence South 00 degrees 53 minutes 42 seconds West, 841.16 feet; thence South 79 degrees 07 minutes 32 seconds West, 224.08 feet; thence South 01 degrees 52 minutes 46 seconds West, 407.01 feet to the south line of said Government Lot 7; thence South 88 degrees 41 minutes 02 seconds East, 753.18 feel along the South line of said Government Lot 7 to the U.S. Government Meander Line; thence North 65 degrees 41 minutes 12 seconds East, 510 feet, more or less, to the water’s edge of Curtis Lake; thence northerly, 1,280 feet, more or less, along the water’s edge of Curtis Lake to the north line of said Section 30; thence North 88 degrees 36 minutes 17 seconds West, 2,139 feel, more or less, along the north line of said Section 30 to the point of beginning.

Including all riparian rights to the contained 20.7 acres according to the U.S. Government Survey of said Government Lot 7 and 12.1 acres, more or less, inside the meander line of said Government Lot 7;

LESS and EXCEPT a parcel under contract for sale in Contract for Deed recorded October 18, 2010 as Document No. 2010-001308, more particularly described as follows:

The South Eight Hundred Five (805) feet of Government Lot Eight (8) in Section Thirty (30), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the Fifth P.M., County of Lincoln, State of Minnesota.

Tract 325:

Fee Owner: Jay Stuefen and Janel Stuefen, as joint tenants

File Number: 17000330424-120

PIN: 02-0167-000

Lot numbered one (1) and the Northeast Quarter of the Northwest Quarter (NE1/4 NW1/4) of Section Numbered Thirty-one (31) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota:

Excepting Therefrom:

All that part of Government Lot One (1) and the Northeast Quarter of the Northwest Quarter (NE1/4 NW1/4) of Section Thirty-one (31), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., bounded by the following described lines: Commencing at the northwest corner of said Section 31, thence North 90°00’ East, 635.0 feet on and along the North section line to the point of beginning; thence South 00°25’ East, 307.7 feet; thence South 24°27’ East, 488.3 feet; thence South 89°21’ East, 334.8 feet; thence South 00°36’ East, 96.4 feet; thence North 89°59’ East, 82.6 feet; thence North 55°26’ East, 540.8 feet; thence North 09°32’ West 125.0 feet; thence North 89°05’ West, 145.6 feet; thence North 61°11’ West, 449.9 feet; thence North 05°54’ West, 204.7 feet to a point on the north line of Section 31; thence North 90°00’ West, 486.6 feet on and along said north line to the point of beginning.

Tract 326:

Fee Owner: Dustin J. Richmond and Kristina L. Richmond, Trustees of the Dustin J. Richmond and Kristina L. Richmond Living Trust dated March 18, 2011

File Number: 17000330424-048

PIN: 02-0169-000

The North Half of the Northeast Quarter (N1/2 NE1/4) of Section Thirty-one (31), Township One Hundred Eleven (111), North of Range Forty-five (45), West of the Fifth Principal Meridian, Lincoln County, Minnesota

Tract 327:

Fee Owner: Eugene A. Paluch and Aileen M. Paluch as Trustees of the Eugene A. Paluch and Aileen M. Paluch Living Revocable Trust dated July 17, 1991

File Number: 17000330424-052

PIN: 02-0171-000

The Southwest fractional Quarter (SW1/4), also described as the East Half of the Southwest Quarter (E1/2 SW1/4) and Lots Three (3) and Four (4), of Section Thirty-one (31), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 328:

Fee Owner: Margaret Busselman, and Carla F. Stephane, Trustees of the Margaret C. Pittenger Revocable Living Trust Agreement dated December 17, 1993

File Number: 17000330424-150

PIN: 02-0172-000

Southeast Quarter (SE1/4) of Section Thirty-one (31), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the Fifth Principal Meridian, excepting therefrom:

All that part of the Southeast Quarter (SE1/4) of Section Thirty-one (31), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the Fifth Principal Meridian, bounded by the following described boundary: Beginning at a point, on the Section line 1080 feet West of the Southeast corner of said Section 31, thence West on and along the Section line for 440 feet, thence deflect to the right (North) 91 degrees, 15 minutes for a distance of 784 feet, thence East parallel with the section line for a distance of 440 feet, thence South 784 feet to the point of beginning; said tract containing 7.92 acres.

Tract 329:

Fee Owner: Barbara Herschberger

File Number: 17000330424-056

PIN: 02-0174-000

The Northwest Quarter (NW1/4) of Section Thirty-Two (32), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 330:

Fee Owner: Paul A. Fehrman

File Number: 17000330424-167

PIN: 02-0175-000

The Northeast Quarter (NE1/4) of Section Thirty-two (32), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, except that part of Tract A described below:

Tract A: That part of the Northeast Quarter of the Northeast Quarter (NE1/4 NE1/4) of Section 32, Township 111 North, Range 45 West, Lincoln County, Minnesota, lying Westerly of the Westerly right of way line of Trunk Highway No. 75 as the same is now located and established, which lies Easterly of a line run parallel with and distance 100 feet Westerly of Line 1 described as follows: Line 1: Commencing at a point on the South line of Section 33, Township 111 North, Range 45 West, distant 34.3 feet East of the Southwest corner thereof; thence Northerly at an angle of 88°50’30” from said South section line (measured from East to North) for 153.4 feet; thence deflect to the left on a 00°05’00” curve (delta angle 01°08’30”) for 1370 feet; thence on tangent to said curve for 3415 feet to the point of beginning of Line 1 to be described; thence continue Northerly on the last described course for 300 feet and there terminating, containing 0.14 acres.

Tract 331:

Fee Owner: Scott Krog and Kyndall Krog, husband and wife as joint tenants

File Number: 17000330424-236

PIN: 02-0176-000

The East 986 feet of the South 882 feet of the Southwest Quarter (SW1/4) of Section Thirty-two (32), Township Numbered One Hundred Eleven (111) North, Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, containing 19.96 acres more or less.

Tract 332:

Fee Owner: Scott Krog and Kyndall Krog, husband and wife as joint tenants

File Number: 17000330424-235

PIN: 02-0176-020

Southwest Quarter (SW1/4) of Section Thirty-two (32), Township Numbered One Hundred Eleven (111) North, Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, excepting therefrom the East 986 feet of the South 882 feet of the Southwest Quarter (SW 1/4).

Tract 333:

Fee Owner: Deloris Johansen, as to an undivided 1/2 interest; and Deloris Johansen, as to a life estate, and Diane K. Evers, Gunvar B. Dombek, James D. Johansen and Lori A. Johansen, as to the remainder, as to an undivided 1/2 interest.

File Number: 17000330424-090

PIN 02-0177-000

The Southeast Quarter (SE1⁄4) of Section Thirty-Two (32), Township One Hundred Eleven (111) North, Range Forty-Five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 334:

Fee Owner: Paul A. Fehrman and Sandra S. Fehrman

File Number: 17000330424-168

PIN: 02-0178-000

The Northwest Quarter (NW1/4) of Section Thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, except that part of Tract A described below:

Tract A: That part of the Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4) of Section 33, Township 111 North, Range 45 West, Lincoln County, Minnesota, lying Easterly of the Easterly right of way line of Trunk Highway No. 75 as the same is now located and established, which lies Westerly of a line run parallel with and distance 100 feet Easterly of Line 1 described as follows: Line 1: Commencing at a point on the South line of Section 33, Township 111 North, Range 45 West, distant 34.3 feet East of the Southwest corner thereof; thence Northerly at an angle of 88°50’30” from said South section line

(measured from East to North) for 153.4 feet; thence deflect to the left on a 00°05’00” curve (delta angle 01°08’30”) for 1370 feet; thence on tangent to said curve for 3415 feet to the point of beginning of Line 1 to be described; thence continue Northerly on the last described course for 300 feet and there terminating, containing 0.14 acres.

Tract 335:

Fee Owner: James Allen Appel

File Number: 17000330424-251

PIN: 02-0179-000

The Northeast Quarter of Section Thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, except those parts contained in the following described parcels:

All that part of the Northeast Quarter and the North Half of the Southeast Quarter in Section 33, Township 111 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota, more particularly described as follows:

Beginning at the Northeast corner of said Northeast Quarter; thence South 89°50’47” West, bearing based on Lincoln County Coordinate System, along the North line of said Northeast Quarter, a distance of 1669.69 feet; thence South 00°20’53” East a distance of 1537.63 feet; thence South 83°26’09” East a distance of 181.45 feet; thence South 67°03’11” East a distance of 87.96 feet; thence South 00°06’12” West a distance of 551.86 feet; thence South 81°44’55” West a distance of 280.10 feet; thence South 12°50’22” East a distance of 576.42 feet; thence South 01°38’44” East a distance of 339.29 feet; thence South 47°28’22” East a distance of 85.95 feet; thence North 71°07’10” East a distance of 485.15 feet; thence South 47°37’15” East a distance of 75.11 feet; thence South 02°53’31” West a distance of 191.84 feet; thence South 16°15’47” West a distance of 227.81 feet; thence South 25°50’23” West a distance of 586.32 feet to a point on the South line of the North Half of said Southeast Quarter; thence North 89°22’41” East along said South line, a distance of 1275.00 feet, to the Southeast corner of the North Half of said Southeast Quarter; thence North 00°18’48” East along the East line of said Southeast Quarter, a distance of 1335.00 feet, to the Northeast corner of said Southeast Quarter; thence North 00°10’57” East along the East line of said Northeast Quarter, a distance of 2631.25 feet to the point of beginning; and

All that part of the Northeast Quarter of Section 33, Township 111 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota, more particularly described as follows:

Beginning at the Northwest corner of said Northeast Quarter; thence North 89°50’47” East, bearing based on Lincoln County Coordinate System, along the North line of said Northeast Quarter a distance of 962.79 feet; thence South 00°20’53” East a distance of 1503.61 feet; thence 86°10’29” West a distance of 427.27 feet; thence South 28°45’10” East a distance of 154.54 feet; thence South 03°35’38” East a distance of 363.18 feet; thence South 42°16’09” West a distance of 236.45 feet; thence North 49°51’10” West a distance of 241.22 feet; thence North 89°49’49” West a distance of 305.50 feet to a point on the West line of said Northeast Quarter; thence North 00°10’26” East along said West line, a distance of 2046.00 feet to the point of beginning.

Tract 336:

Fee Owner: Alice I. Deutz as to an undivided 1⁄2 interest; Xochitl Enterprises, LLP, a Minnesota limited liability company as to an undivided 1⁄2 interest

File Number: 17000330424-117

PIN: 02-0179-010

All that part of the Northeast Quarter and the North Half of the Southeast Quarter, all in Section 33, Township 111 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the northeast corner of said Northeast Quarter; thence South 89 degrees 50 minutes 47 seconds West, bearing based on Lincoln County Coordinate System, along the north line of said Northeast Quarter, a distance of 1669.69 feet; thence South 00 degrees 20 minutes 53 seconds East a distance of 1537.63 feet; thence South 83 degrees 26 minutes 09 seconds East a distance of 181.45 feet; thence South 67 degrees 03 minutes 11 seconds East a distance of 87.96 feet; thence South 00 degrees 06 minutes 12 seconds West a distance of 551.86 feet; thence South 81 degrees 44 minutes 55 seconds West a distance of 280.10 feet; thence South 12 degrees 50 minutes 22 seconds East a distance of 576.42 feet; thence South 01 degrees 38 minutes 44 seconds East a distance of 339.29 feet; thence South 47 degrees 28 minutes 22 seconds East a distance of 85.95 feet; thence North 71 degrees 07 minutes 10 seconds East a distance of 485.15 feet; thence South 47 degrees 37 minutes 15 seconds East a distance of 75.11 feet; thence South 02 degrees 53 minutes 31 seconds West a distance of 191.84 feet; thence South 16 degrees 15 minutes 47 seconds West a distance of 227.81 feet; thence South 25 degrees 50 minutes 23 seconds West a distance of 586.32 feet, to a point on the south line of the North Half of said Southeast Quarter; thence North 89 degrees 22 minutes 41 seconds East, along said south line, a distance of 1275.00 feet; to the southeast corner of the North Half of said Southeast Quarter; thence North 00 degrees 18 minutes 48 seconds East, along the east line said Southeast Quarter; thence North 00 degrees 18 minutes 48 seconds East, along the East line said Southeast Quarter a distance of 1335.00 feet, to the northeast corner of said Southeast Quarter; thence North 00 degrees 10 minutes 57 seconds East, along the east line of said Northeast Quarter, a distance of 2631.25 feet, to the point of beginning.

TOGETHER WITH AN EASEMENT FOR INGRESS AND EGRESS OVER AND ACROSS THE EXISTING DRIVEWAY, LEGALLY DESCRIBED AS FOLLOWS:

The East Sixty (60) Feet of the West 1,022.79 feet of the North 1,537.83 feet of the Northeast Quarter (NE1/4) of Section Thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-five (45) West, Lincoln County, Minnesota.

Tract 337:

Fee Owner: Deloris Johansen, as to an undivided 1/2 interest; and Deloris Johansen, as to a life estate, and Diane K. Evers, Gunvar B. Dombek, James D. Johansen and Lori A. Johansen, as to the remainder, as to an undivided 1/2 interest.

File Number: 17000330424-091

PIN: 02-0180-000

The Southwest Quarter (SW1⁄4) of Section Thirty-Three (33), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 338:

Fee Owner: James Allen Appel

File Number: 17000330424-250

PIN: 02-0181-000

The North Half of the Southeast Quarter of Section Thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, except all that part contained in the following described parcel:

All that part of the Northeast Quarter and the North Half of the Southeast Quarter in Section 33, Township 111 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota, more particularly described as follows:

Beginning at the Northeast corner of said Northeast Quarter; thence South 89°50’47” West, bearing based on Lincoln County Coordinate System, along the North line of said Northeast Quarter, a distance of 1669.69 feet; thence South 00°20’53” East a distance of 1537.63 feet; thence South 83°26’09” East a distance of 181.45 feet; thence South 67°03’11” East a distance of 87.96 feet; thence South 00°06’12” West a distance of 551.86 feet; thence South 81°44’55” West a distance of 280.10 feet; thence South 12°50’22” East a distance of 576.42 feet; thence South 01°38’44” East a distance of 339.29 feet; thence South 47°28’22” East a distance of 85.95 feet; thence North 71°07’10” East a distance of 485.15 feet; thence South 47°37’15” East a distance of 75.11 feet; thence South 02°53’31” West a distance of 191.84 feet; thence South 16°15’47” West a distance of 227.81 feet; thence South 25°50’23” West a distance of 586.32 feet to a point on the South line of the North Half of said Southeast Quarter; thence North 89°22’41” East along said South line, a distance of 1275.00 feet, to the Southeast corner of the North Half of said Southeast Quarter; thence North 00°18’48” East along the East line of said Southeast Quarter, a distance of 1335.00 feet, to the Northeast corner of said Southeast Quarter; thence North 00°10’57” East along the East line of said Northeast Quarter, a distance of 2631.25 feet to the point of beginning.

Tract 339:

Fee Owner: Alice I. Deutz as to an undivided 1⁄2 interest; Xochitl Enterprises, LLP, a Minnesota limited liability company as to an undivided 1⁄2 interest

File Number: 17000330424-118

PIN: 02-0181-010

All that part of the Northeast Quarter of Section 33, Township 111 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Beginning at the northwest corner of said Northeast Quarter; thence North 89 degrees 50 minutes 47 seconds East, bearing based on Lincoln County Coordinate System, along the north line of said Northeast Quarter, a distance of 962.79 feet; thence South 00 degrees 20 minutes 53 seconds East a distance of 1503.61 feet; thence South 86 degrees 10 minutes 29 seconds West a distance of 427.27 feet; thence South 28 degrees 45 minutes 10 seconds East a distance of 154.54 feet; thence South 03 degrees 35 minutes 38 seconds East a distance of 363.18 feet; thence South 42 degrees 16 minutes 09 seconds West a distance of 236.45 feet; thence North 49 degrees 51 minutes 10 seconds West a distance of 241.22 feet; thence North 89 degrees 49 minutes 49 seconds West a distance of 305.50 feet, to the point on the west line of said Northeast Quarter; thence North 00 degrees 10 minutes 26 seconds East, along said west line, a distance of 2046.00 feet, to the point of beginning;

TOGETHER WITH AN EASEMENT FOR INGRESS AND EGRESS OVER AND ACROSS THE EXISTING DRIVEWAY, LEGALLY DESCRIBED AS FOLLOWS:

The East Sixty (60) Feet of the West 1,022.79 feet of the North 1,537.83 feet of the Northeast Quarter (NE1/4) of Section Thirty-three (33), Township One Hundred Eleven (111) North, Range Forty-five (45) West, Lincoln County, Minnesota.

Tract 340:

Fee Owner: J. Lloyd Dahl a/k/a Jens Lloyd Dahl

File Number: 17000330424-271

PIN: 02-0182-000

The South Half of the Southeast Quarter (S1/2 SE1/4) of Section Thirty-three (33), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 341:

Fee Owner: Barber Family Farms, Limited Partnership, a Minnesota limited partnership

File Number: 17000330424-002

PIN: 02-0183-000

Northwest Quarter (NW1⁄4) Section Thirty-four (34) Township 111 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota,

EXCEPT for the following described tract:

A tract of land located in the NE1⁄4 NW1⁄4, Sec. 34, Township 111 North, Range 45 West, being more particularly described as follows:

Beginning at the NE corner of said NW1⁄4 thence North 90°00’00” West, assumed bearing, along the North line of said NW 1⁄4 500.00 feet; thence South 00°52’20” West, parallel with the East line of said NW1⁄4, 500.00 feet; thence North 90°00’0” East, parallel with said North line 500.00 feet to a point on said East line of the Northwest Quarter; thence North 00°52’20” East along said East line 500.00 feet to the point of beginning.

Tract 342:

Fee Owner: Brooks T. Bennett

File Number: 17000330424-266

PIN: 02-0186-000

The Southwest Quarter (SW1⁄4) of Section numbered Thirty-Four (34) in Township numbered One Hundred Eleven (111) North of Range numbered Forty-Five (45) West of the Fifth (5th) Principal Meridian, County of Lincoln, State of Minnesota.

Tract 343: TORRENS

Fee Owner: Ronald L. Bedow and Jeannette E. Bedow as Trustees of The Bedow Family Revocable Living Trust

File Number: 17000330424-012

PIN: 02-0191-000

The fractional Southeast Quarter (Fr SE1/4) of Section Numbered Thirty-five (35), Township One Hundred Eleven (111), Range Forty-five (45) West of the Fifth Principal Meridian, containing 160 acres, more or less, intending hereby to describe Government Lots 4 and 5; the SW1/4 of SE1/4 and that portion of the dry, reclaimed and meandered lake bed in said Section 35 lying West of the East line of Section 35 extended North to the North line of the SE1/4 of said Section, and lying South of the North line of said SE1/4 also described as the Southeast Quarter (SE1⁄4) of Section Thirty-Five (35) in Township One Hundred Eleven (111), Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 344:

Fee Owner: Coralee K. Rochel

File Number: 17000330424-339

PIN: 04-0006-000

Government Lots One (1) and Two (2) (also described as the North half of the Northeast quarter (N1/2 of

NE1/4)), and Government Lots Three (3) and Four (4) (also described as the North half of the Northwest quarter (N1/2 of NW1/4), all in Section Two (2)), Township one hundred ten (110) north, Range forty six (46) west of the 5th P.M.., Lincoln County, Minnesota

Tract 345

Fee Owner: Clark C. Spanton and Patty J. Spanton, Trustees of The Spanton Family Trust, dated September 7, 2007, as amended, restated or their successors

File Number: 17000330424-049

PIN: 04-0015-000

The South One Half (S1/2) of section Three (3), Township One Hundred Ten (110) North, Range Forty-six (46) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 346:

Fee Owner: Edward Nissen a/k/a Edward J. Nissen

File Number: 17000330424-113

PIN: 04-0062-000

The North One-Half (N1⁄2) of the Northwest Quarter (NW1⁄4) of Section Numbered Thirteen (13) in Township Numbered One Hundred Ten (110) North of Range Numbered Forty-six (46) West of the Fifth (5th) Principal Meridian.

Tract 347:

Fee Owner: Arie Byl and Helen Byl and Carol M. Byl as Trustee of the Carol M. Byl Revocable Trust

File Number: 17000330424-059

PIN: 03-0011-010

Government Lots Numbered One (1) and Two (2) and The South One-Half of the Northeast Quarter (S1/2 NE1/4), and the Northeast Fractional Quarter (NE fr 1/4) of Section Numbered Two (2) in Township Numbered One Hundred Ten (110) North of Range Numbered Forty- five (45) West of the Fifth Principle Meridian, Lincoln County, Minnesota;

LESS and EXCEPT parcel more particularly described as follows:

All that part of the Northwest Quarter of the Northeast Quarter (a/d/a Government Lot 2) of Section 2, Township 110 North, Range 45 West, Lincoln County, Minnesota being more particularly described as follows:

Beginning at the Northwest corner of said Northeast Quarter; thence North 89 degrees 54 minutes 02 seconds East, bearing based on Minnesota State Plane Coordinate System, Lincoln County Datum, along the North line of said Northeast Quarter, a distance of 480.00 feet; thence South 00 degrees 56 minutes 07 seconds East a distance of 1000.00 feet; thence South 89 degrees 54 minutes 02 seconds West a distance of 480.00 feet, to a point on the West line of said Northeast Quarter; thence North 00 degrees 56 minutes 07 seconds West, along said West line, a distance of 1000.00 feet, to the point of beginning.

Tract 348:

Fee Owner: Caral Gruhot, formerly known as Caral Nissen, and Pattie Drewelow, formerly known as Patti Nissen, in equal shares

File Number: 17000330424-102

PIN: 03-0014-000

The Southeast Quarter (SE1/4) of Section Two (2), Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth P.M., County of Lincoln, State of Minnesota, EXCEPT a tract of land described as follows, to wit: Beginning at the Southeast corner of said Southeast Quarter (SE 1/4); thence west along the South line of said Southeast Quarter (SE1/4) 1,661.0 feet to a point; thence north on a line parallel with the East line of said Southeast Quarter (SE 1/4) 648.2 feet to a point; thence east on a line parallel with the South line of said Southeast Quarter (SE1/4) 1,661.0 feet to a point on the East line of said Southeast Quarter (SE1/4); thence south along the East line of said Southeast Quarter (SE1/4) 648.2 feet to the point of beginning, EXCEPTING THEREFROM a tract of land described as follows: Beginning at a point on the section line 1,550.0 feet West of the Southeast corner of said Section Two (2); thence East along the section line a distance of 760.0 feet; thence North at right angles to the section line a distance of 573.2 feet; thence West parallel with the section line a distance of 760.0 feet; thence South 573.2 feet to the point of beginning.

Tract 349:

Fee Owner: Paul A. Fehrman

File Number: 17000330424-169

PIN: 03-0020-010

The West Half of the Southwest Quarter (W1/2 SW1/4) of Section Three (3), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, excepting therefrom the West 400 feet of the North 625 feet thereof.

Tract 350

Fee Owner: Paul A. Fehrman

File Number: 17000330424-170

PIN: 03-0021-000

The East Half of the Southwest Quarter (E1/2 SW1/4) of Section Three (3), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 351:

Fee Owner: J. Lloyd Dahl a/k/a Jens Lloyd Dahl

File Number: 17000330424-272

PIN: 03-0024-000

The East Half of the Southeast Quarter (E1/2 SE1/4) of Section Three (3), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 352:

Fee Owner: John Appelen, LLC, a Minnesota limited liability company

File Number: 17000330424-281

PIN: 03-0025-010

The Northwest Fractional Quarter (NW fr 1/4) a/d/a Government Lot Three (3), Government Lot Four (4) and the South One-Half of the Northwest Quarter (S1/2 NW1/4) of Section Four (4) in Township One Hundred Ten (110) North of Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 353:

Fee Owner: John Appelen, LLC, a Minnesota limited liability company

File Number: 17000330424-282

PIN: 03-0026-000

The Northeast Fractional Quarter (NE fr 1/4) a/d/a Government Lot One (1), Government Lot Two (2) and the South One-Half of the Northeast Quarter (S1/2 NE1/4) of Section Four (4), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 354:

Fee Owner: Cathy Ryland n/k/a Cathy Jo Lee and Jennifer Ryland n/k/a Jennifer Jo Richardson

File Number: 17000330424-067

PIN: 03-0027-000

The East Half of the Southwest Quarter (E1/2 SW1/4) and the West Half of the Southeast Quarter (W1/2 SE1/4) of Section Four (4), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 355:

Fee Owner: Barbara L. Popowski and David R. Popowski, Trustees, of the Barbara L. Popowski Revocable Living Trust, dated January 22, 1991 as to an undivided 1⁄2 interest; and David R. Popowski and Barbara L. Popowski, Trustees, or their successors in trust under the David R. Popowski Revocable Living Trust, dated January 22, 1991 as to an undivided 1⁄2 interest

File Number: 17000330424-308

PIN: 03-0028-000

The East Half of the Southeast Quarter (E1/2 SE1/4) of Section Four (4) in Township One Hundred Ten (110) North of Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, State of Minnesota, less the following described tracts:

TRACT ONE

The North 475 feet of the East Half of the Southeast Quarter (E1/2 SE1/4) of Section Four (4), Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth P.M.

TRACT TWO

A tract of land located in the East Half of the Southeast Quarter of Section 4, Township 110 North, Range 45 West, Lincoln County, Minnesota, being more particularly described as follows:

Commencing at the Southeast corner of said Southeast Quarter; thence North 90 degrees 00 minutes 00 seconds West, assumed bearing, along the South line of said Southeast Quarter 450.00 feet to the point of beginning; thence continuing North 90 degrees 00 minutes 00 seconds West along said South line 375.00 feet; thence North 00 degrees 00 minutes 00 seconds East 490.00 feet; thence North 90 degrees 00 minutes 00 seconds East, parallel with said South line 375.00 feet; thence South 00 degrees 00 minutes 00 seconds East 490.00 feet to the point of beginning.

Tract 356:

Fee Owner: Cathy Ryland n/k/a Cathy Jo Lee

File Number: 17000330424-066

PIN: 03-0031-000

The Northeast fractional Quarter (NE1/4) of Section Five (5), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 357:

Fee Owner: Margaret Busselman and Carla F. Stephane, Trustees of the Margaret C. Pittenger Revocable Living Trust dated December 17, 1993

File Number: 17000330424-149

PIN: 03-0039-000

Lots Numbered Three (3) and Four (4) in Section Numbered Six (6) in Township Numbered One Hundred Ten (110) North of Range Numbered Forty-five (45) West of the Fifth Principal Meridian. Also further described as the North One-Half (N1/2) of the Northwest Quarter (NW1/4) of Section Numbered Six (6), in Township Numbered One Hundred Ten (110) North of Range Numbered Forty- five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota. (N1/2 of NW1/4 6-110-45)

Tract 358:

Fee Owner: Margaret Busselman and Carla F. Stephane, Trustees of the Margaret C. Pittenger Revocable Living Trust dated December 17, 1993

File Number: 17000330424-148

PIN: 03-0040-000

Lot Numbered Five (5) and the Southeast Quarter of the Northwest Quarter (SE1/4 NW1/4) of Section Numbered Six (6) in Township Numbered one Hundred Ten (110) North of Range Numbered Forty- five (45) West of the Fifth (5th) Principal Meridian, also described as the South One-Half (S1/2) of the Northwest Quarter (NW1/4) of Section Numbered Six (6) in Township Numbered One Hundred Ten (110) North of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 359:

Fee Owner: Andrew D. Deutz

File Number: 17000330424-166

PIN: 03-0053-000

The East 570 feet of the South 1,105 feet of the Southwest Quarter (SW1/4) of Section Eight (8), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 360:

Fee Owner: Verdiacra 2, LLP a Minnesota limited liability partnership

File Number: 17000330424-330

PIN: 03-0056-000

The Northwest Quarter (NW 1/4) of Section Nine (9), Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth P.M.,

EXCEPT the North 925 feet of the West 1,400 feet thereof, also described as Government Lots Five (5) and Six (6) and the North Half of the Northwest Quarter (N1/2 NW1/4) of Section Nine (9), Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth P.M.,

EXCEPT the North 925 feet of the West 1,400 feet thereof, County of Lincoln, State of Minnesota.

Tract 361:

Fee Owner: John Appelen, LLC, a Minnesota limited liability company

File Number: 17000330424-280

PIN: 03-0058-000

The Northeast Quarter (NE1/4) of Section Nine (9), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 362:

Fee Owner: Benjamin W. Deutz and Miranda S. Deutz

File Number: 17000330424-157

PIN: 03-0064-000

North Half of the Northwest Quarter of Section Ten (10), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 363:

Fee Owner: Daniel D. Deutz and Kathryn N. Deutz

File Number: 17000330424-140

PIN: 03-0064-010

The Southeast Quarter of the Northwest Quarter of Section Ten (10), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 364:

Fee Owner: Daniel D. Deutz and Kathryn N. Deutz

File Number: 17000330424-139

PIN: 03-0065-000

The Southwest Quarter of the Northwest Quarter of Section Ten (10), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 365:

Fee Owner: Daniel D. Deutz and Kathryn N. Deutz

File Number: 17000330424-141

PIN: 03-0068-000

The Southwest Quarter of Section Ten (10), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 366:

Fee Owner: Bonnie Bialucha, as to an undivided 1/2 interest; and Bonnie M. Bialucha, as Trustee of the Trust Agreement of Donald and Bonnie Bialucha, as to an undivided 1/2 interest.

File Number: 17000330424-260

PIN: 03-0069-000

The East Half of the Southeast Quarter of Section Ten (10), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 367:

Fee Owner: Barbara Bialucha, as to an undivided 1/2 interest; and Bonnie M. Bialucha, as Trustee of the Trust Agreement of Donald and Bonnie Bialucha, as to an undivided 1/2 interest.

File Number: 17000330424-261

PIN: 03-0069-010

The West Half of the Southeast Quarter of Section Ten (10), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 368:

Fee Owner: Ronald L. Bedow and Jeannette E. Bedow as Trustees of The Bedow Family Revocable Living Trust

File Number: 17000330424-009

PIN: 03-0072-010

The East Half of the Northeast Quarter (E1⁄2 of NE1⁄4) of Section Eleven (11) in Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota,

EXCEPT:

All that part of the East Half of the Northeast Quarter (E1⁄2 of NE1⁄4) of Section Eleven, Township One Hundred Ten (110), Range Forty-five (45), Lincoln County, Minnesota, described as follows: Commencing at the Northeast corner of said Northeast Quarter; thence South along the East line of said Southeast Quarter a distance of 487 feet; thence West and parallel to the North line of said Northeast Quarter a distance of 617 feet; thence North and parallel with the East line of said Northeast Quarter a distance of 487 feet to the North line; thence East along the North line of said Northeast quarter a distance of 617 feet to the point of beginning.

Tract 369:

Fee Owner: Gary J. Tholen and Theresa M. Tholen, Trustees of the Gary J. Tholen Revocable Living Trust dated February 28, 2017 and any amendments thereto; Theresa M. Tholen and Gary J. Tholen, Trustees of the Theresa M. Tholen Revocable Living Trust dated February 28, 2017 as successors in interest to Gary Tholen

File Number: 17000330424-053

PIN: 03-0077-000

The Southwest Quarter (SW1/4) of Section Twelve (12), Township One Hundred Ten (110), Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 370:

Fee Owner: Ronald L. Bedow and Jeannette E. Bedow as Trustees of The Bedow Family Revocable Living Trust

File Number: 17000330424-010

PIN: 03-0078-000

The North Half of the Southeast Quarter (N1/2 of SE1/4) of Section Numbered Twelve (12) in Township Numbered One Hundred Ten (110) North of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian in the County of Lincoln, State of Minnesota.

Tract 371:

Fee Owner: Ronald L. Bedow and Jeannette E. Bedow as Trustees of The Bedow Family Revocable Living Trust

File Number: 17000330424-011

PIN: 03-0079-000

The South Half of the Southeast Quarter (S1/2 SE1/4) of Section Twelve (12) in Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 372:

Fee Owner: Alfred A. Lund

File Number: 17000330424-198

PIN: 03-0082-000

The Northwest Quarter of the Southwest Quarter of Section Thirteen (13), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 373:

Fee Owner: Alfred A. Lund

File Number: 17000330424-199

PIN: 03-0083-000

The East Half of the Southwest Quarter of Section Thirteen (13), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 374:

Fee Owner: Ronald L. Bedow and Jeannette E. Bedow as Trustees of The Bedow Family Revocable Living Trust

File Number: 17000330424-008

PIN: 03-0084-000

The Southwest Quarter of the Southwest Quarter (SW1⁄4 SW1⁄4) of Section Thirteen (13) in Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 375:

Fee Owner: Sonja J. Lund

File Number: 17000330424-205

PIN: 03-0085-000

The South Half of the Southeast Quarter of Section Thirteen (13), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 376:

Fee Owner: Sonja J. Lund

File Number: 17000330424-204

PIN: 03-0086-000

That part of the Northwest Quarter of the Southeast Quarter of Section Thirteen (13), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, lying Southwesterly of the center line of Judicial Ditch #30, described as:

Beginning at the Southwest corner, thence North 50 rods to the center of Judicial Ditch #30, thence Southeasterly along the center of said Judicial Ditch to its intersection with the South line of the North Half of the Southeast Quarter, thence West 60 rods to the point of beginning.

Tract 377:

Fee Owner: Cheri M. LeBrun, Trustee of the Dressen Family Irrevocable Trust, dated May 6, 2014

File Number: 17000330424-055

PIN: 03-0087-000

The Northwest Quarter (NW1⁄4) of Section Fourteen (14), in Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 378:

Fee Owner: Ronald L. Bedow and Jeannette E. Bedow as Trustees of The Bedow Family Revocable Living Trust

File Number: 17000330424-007

PIN: 03-0088-000

The Northeast Quarter (NE1⁄4) of Section Fourteen (14), in Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 379:

Fee Owner: Johnny Yockey

File Number: 17000330424-058

PIN: 03-0094-000

The Northeast Quarter (NE1/4) (also described as the East Half of the Northeast Quarter (E1/2 of NE1/4) and the West Half of Northeast Quarter (W1/2 of NE1/4)), and the East Half of the East Half of the Northwest Quarter (E1/2 of E1/2 of NW1/4), all in Section Numbered Fifteen (15) of Township Numbered One Hundred Ten (110) North, of Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian in Lincoln County, State of Minnesota.

Tract 380:

Fee Owner: Coralee K. Rochel

File Number: 17000330424-338

PIN: 03-0109-000

The East Half of the Northeast Quarter of the Northwest Quarter of Section Seventeen (17), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 381:

Fee Owner: Coralee K. Rochel

File Number: 17000330424-337

PIN: 03-0111-000

The East Half of the Southeast Quarter of the Northwest Quarter (E1/2 SE1/4 NW1/4) of Section Seventeen (17), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 382:

Fee Owner: Henryk Krol, a trustee of the Walentyna Andersen Revocable Living Trust dated April 26, 2010

File Number: 17000330424-252

PIN: 03-0118-000

All that part of the Southeast Quarter of the Southeast Quarter (SE1⁄4 SE1⁄4) of Section Seventeen (17) of Township One Hundred Ten (110) North of Range Forty-five (45) West of the Fifth Principal Meridian,

Lincoln County, Minnesota being more particularly described as follows: Beginning at the southeast corner of said Southeast Quarter; thence North 00 degrees 16 minutes 01 seconds West, bearing based on Lincoln County Coordinate System (1996 Adj), along the east line of said Southeast Quarter, a distance of 705.00 feet; thence North 89 degrees 35 minutes 45 seconds West a distance of 670.00 feet; thence South 00 degrees 16 minutes 01 seconds East a distance of 705.00 feet to a point on the south line of said Southeast Quarter; thence South 89 degrees 35 minutes 45 seconds East, along said south line a distance of 670.00 feet to the point of beginning.

Tract 383:

Fee Owner: Timothy R. Popowski and Jennifer F. Popowski, as successors in interest to Henryk Krol, a trustee of the Walentyna Andersen Revocable Living Trust dated April 26, 2010

File Number: 17000330424-252

PIN: 03-0118-010

East Half of the Southeast Quarter (E1⁄2 SE1⁄4) of Section Seventeen (17) of Township One Hundred Ten (110) North of Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota,

EXCEPTING THEREFROM:

All that part of the Southeast Quarter of the Southeast Quarter (SE1⁄4 SE1⁄4) of Section Seventeen (17) of Township One Hundred Ten (110) North of Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota being more particularly described as follows: Beginning at the southeast corner of said Southeast Quarter; thence North 00 degrees 16 minutes 01 seconds West, bearing based on Lincoln County Coordinate System (1996 Adj), along the east line of said Southeast Quarter, a distance of 705.00 feet; thence North 89 degrees 35 minutes 45 seconds West a distance of 670.00 feet; thence South 00 degrees 16 minutes 01 seconds East a distance of 705.00 feet to a point on the south line of said Southeast Quarter; thence South 89 degrees 35 minutes 45 seconds East, along said south line a distance of 670.00 feet to the point of beginning.

Tract 384:

Fee Owner: Mary M. Haugenas Trustee of the Mary M. Haugen Living Trust dated January 5, 2017 as successor in interest to Mary Haugen

File Number: 17000330424-098

PIN: 03-0128-000

The Southeast Quarter (SE1/4) of Section Eighteen (18), Township Numbered One Hundred Ten (110) North, Range Numbered Forty-five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota.

Tract 385:

Fee Owner: Jesse Weber and Michelle Weber, as successors in interest to Henryk Krol, a trustee of the Walentyna Andersen Revocable Living Trust dated April 26, 2010

File Number: 17000330424-253

PIN: 03-0135-000

The West Half of the Northwest Quarter of Section Nineteen (19), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, also described as Government Lots One (1) and Two (2) of Section Nineteen (19), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., except a 10 acre tract described as follows:

Beginning at the Northeast corner of said Government Lot 1; thence West and along the North line of Government Lot 1, a distance of 660 feet; thence South and parallel with said East line of Government Lot 1, a distance of 660 feet; thence East and parallel with said North line of said Government Lot 1, a distance of 660 feet; thence North and along said East line of Government Lot 1, a distance of 660 feet to the point of beginning.

Tract 386:

Fee Owner: Driscoll Land and Equipment, LLC, a Minnesota limited liability company

File Number: 17000330424-134

PIN: 03-0155-000

The Northwest Quarter (NW/4) of Section Numbered Twenty-Three (23) in Township Numbered One Hundred and Ten (110) North of Range Numbered Forty-Five (45) West of the Fifth (5th) Principal Meridian, Lincoln County, Minnesota;

EXCEPTING THEREFROM:

Beginning at the West Quarter corner of said Section Twenty-Three (23), thence North 00°00’00” East, assumed bearing, along the West line of said Northwest Quarter (NW1/4) 816.55 feet; thence North 88°37’20” East 1168.74 feet; thence South 00°00’00” East parallel with the West line of said Northwest Quarter (NW1/4) to the South line of said Northwest Quarter (NW1/4); thence West along said South line to the point of beginning. Said tract of land contains 22.33 acres more or less.

Tract 387:

Fee Owner: Driscoll Land and Equipment, LLC, a Minnesota limited liability company

File Number: 17000330424-133

PIN: 03-0158-010

The Northeast Quarter (NE1/4) of Section Numbered Twenty-Three (23) in Township Numbered One Hundred and Ten (110) North of Range Numbered Forty-Five (45) West of the Fifth (5th) Principal Meridian;

EXCEPT THE FOLLOWING DESCRIBED TRACT:

The South Six Hundred and Seventy (670) feet, of the West Six Hundred and Ninety (690) feet, of the East Thirteen Hundred and Eighty (1380) feet of the Northeast Quarter (NE1/4), of Section Twenty-Three (23), Township One Hundred and Ten (110) North, Range Forty- five (45) West of the Fifth (5th) P.M.;

AND ALSO EXCEPTING THE FOLLOWING DESCRIBED TRACT:

Commencing at a point 198.6 feet North and 33 feet West of the East quarter corner of Section Numbered Twenty-Three (23) in Township Numbered One Hundred and Ten (110) North of Range Numbered Forty-five (45); thence West and Southerly on a 28 degree curve a distance of 311.4 feet; thence East a distance of 165.6 feet; thence North a distance of 165.6 feet to point of beginning. Said tract of land containing 0.13 acres.

Tract 388:

Fee Owner: Ronald L. Bedow and Jeannette E. Bedow as Trustees of The Bedow Family Revocable Living Trust

File Number: 17000330424-006

PIN: 03-0163-000

The North Half of the Northwest Quarter of the Northwest Quarter (N1⁄2 NW1⁄4 NW1⁄4) of Section Twenty-four (24), in Township One Hundred Ten (110) North, Range Forty-five (45) West of the Fifth Principal Meridian, Lincoln County, Minnesota.

Tract 389:

Fee Owner: Alfred A. Lund

File Number: 17000330424-200

PIN: 03-0165-000

The Northeast Quarter of the Northwest Quarter of Section Twenty-four (24), Township One Hundred Ten (110) North, Range Forty-Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 390:

Fee Owner: Alfred A. Lund

File Number: 17000330424-201

PIN: 03-0166-000

The South Half of the Northwest Quarter and the South Half of the Northwest Quarter of the Northwest Quarter of Section Twenty-four (24), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 391:

Fee Owner: Sonja J. Lund

File Number: 17000330424-203

PIN: 03-0166-000

The Northeast Quarter of Section Twenty-four (24), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota,

Except the South 84 rods of the West 2 rods thereof.

Tract 392:

Fee Owner: Alfred A. Lund

File Number: 17000330424-202

PIN: 03-0167-000

The West Two (2) Rods of the South Eighty-four (84) Rods of the West Half of the Northeast Quarter of Section Twenty-four (24), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota.

Tract 393:

Fee Owner: Brooks T. Bennett

File Number: 1700330424-357

PIN: 02-0187-000

That part of the Southwest Quarter of the Southeast Quarter (SW1⁄4 SE1⁄4) of Section Thirty Four (34), Township One hundred eleven (111) North, Range Forty-five (45) West, Lincoln County, Minnesota, described as follows:

Beginning at the southwest corner of the Southeast Quarter (SE1⁄4) of said Section 34; thence North 89 degrees 46 minutes 41 seconds East, assumed bearing along the south line of said Southeast Quarter (SE1⁄4) a distance of 640.00 feet; thence North 00 degrees 19 minutes 31 seconds East a distance of 953.00 feet; thence South 89 degrees 46 minutes 41 seconds West a distance of 640.00 feet to a point on the west line of said Southeast Quarter; thence South 00 degrees 19 minutes 31 Seconds West, along said west line, a distance of 953.00 feet to the point of beginning.

Tract 394:

Fee Owner: Brooks T. Bennett

File Number: 01040-22303b

PIN: 02-0187-005

That part of the West Half of the Southeast Quarter of Section 34, Township 111 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota, described as follows:

Commencing at the Southwest corner of the Southeast Quarter of said Section 34; thence North 89 degrees 46 minutes 41 seconds East, assumed bearing along the South line of said Southeast Quarter, a distance of 640.00 feet to the point of beginning of the tract to be described; thence continuing North 89 degrees 46 minutes 41 seconds East, along said South line, a distance of 155.00 feet; thence North 00 degrees 10 minutes 34 seconds East a distance of 1336.00 feet; thence North 87 degrees 37 minutes 08 seconds West a distance of 792.00 feet to a point on the West line of said Southeast Quarter; thence South 00 degrees 19 minutes 31 seconds West, along said West line, a distance of 419.00 feet; thence North 89 degrees 46 minutes 41 seconds East a distance of 640.00 feet; thence South 00 degrees 19 minutes 31 seconds West a distance of 953.00 feet to the point of beginning.

AND

That part of the South Half of the Southeast Quarter of Section 34, Township 111 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota, described as follows:

Commencing at the Southwest corner of the Southeast Quarter of said Section 34, thence North 89 degrees 46 minutes 41 seconds East, assumed bearing along the South line of said Southeast Quarter, a distance of 795.00 feet to the point of beginning of the tract to be described; thence continuing North 89 degrees 46 minutes 41 seconds East, along said South line, a distance of 1887.64 feet to the Southeast corner of said Southeast Quarter; thence North 00 degrees 07 minutes 21 seconds East, along the East line of said Southeast Quarter, a distance of 890.60 feet; thence South 89 degrees 46 minutes 40 seconds West a distance of 1886.81 feet; thence South 00 degrees 10 minutes 34 seconds West a distance of 890.60 feet to the point of beginning.

Tract 395:

Fee Owner: Brooks T. Bennett

File Number: 01040-22303b

PIN: 02-0187-010

That part of the Southeast Quarter of Section 34, Township 111 North, Range 45 West, of the 5th P.M., Lincoln County, Minnesota, described as follows:

Commencing at the southwest corner of the Southeast Quarter of Section 34; thence North 00 degrees 19 minutes 31 seconds East, assumed baring along the west line of said Southeast Quarter, a distance of 1372.00 fee to the point of beginning of the tract to be described; thence continuing North 00 degrees 19 minutes 31 seconds East, along said west line, a distance of 1286.34 feet to the northwest corner of said Southeast Quarter; thence North 89 degrees 54 minutes 11 seconds East, along the north line of said

Southeast Quarter, a distance of 2673.22 feet to the northeast corner of said Southeast Quarter; thence South 00 degrees 07 minutes 21 seconds West, along the east line of said Southeast Quarter, a distance of 1761.82 feet; thence South 89 degrees 46 minutes 40 seconds West a distance of 1886.81 feet; thence North 00 degrees 10 minutes 34 seconds East a distance of 445.40 feet; thence North 87 degrees 37 minutes 08 seconds West a distance of 792.00 feet to the point of beginning.

Tract 396:

Fee Owner: Dale Sovell as to 1⁄2 interest; Dale D. Sovell and Sherry L. Sovell as to 1⁄2 interest

File Number: 01040-22303s

PIN: 13-0095-000

The South Half of the South Half (S1/2 S1/2) and the Northwest Quarter of the Southeast Quarter (NW1/4 SE14) of Section Nineteen (19), Township 112 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota.

Tract 397: Parcel 1, Abstract. Parcel 2, TORRENS

Fee Owner: Dale D. Sovell and Sherry L. Sovell

File Number: 01040-22303t

PIN: 13-0135-000

Parcel 1:

Government Lot 1 and the Southeast Quarter of the Northwest Quarter and the West Half of the Southwest Quarter of Section 27 in Township 112 North of Range 45 West of the 5th P.M. in the County of Lincoln, State of Minnesota, excepting therefrom: All that part of the Southwest Quarter of the Southwest Quarter of Section 27, Township 112 North, Range 45 West described as follows, to-wit: Beginning at a point on the Section line 250 feet North of the Southwest corner of said Section 27, Township 112 North, Range 45 West, thence East parallel with the South section line of said Section 27 for a distance of 300 feet, thence North parallel with the West section line for a distance of 200 feet, thence West parallel with the South section line for a distance of 300 feet to the West section line, thence South on and along said West section line 200 feet to the point of beginning.

Being Abstract Land.

Parcel 2:

All that part of the Southwest Quarter of the Northwest Quarter of Section 27 in Township 112 North of Range 45 West of the 5th P.M. in the County of Lincoln, State of Minnesota, bounded and described as follows, to-wit: Beginning at a point 33 feet North of the Southeast corner of the Southwest Quarter of the Northwest Quarter of Section 27, Township 112, Range 45, thence 33 feet South to said Southeast corner of the Southwest Quarter of the Northwest Quarter of Section Numbered 27, Township 112, Range 45, thence West 33 feet along the South line of said Southwest Quarter of the Northwest Quarter of Section 27, Township 112, Range 45, thence in a northeasterly direction to the point of beginning.

Tract 398: TORRENS

Fee Owner: Gloria Sovell

File Number: 01040-22303v

PIN: 13-0138-000

The Southwest Quarter of the Northwest Quarter of Section 27, Township 112 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota, EXCEPTING however, the following described tract, to-wit: Beginning at a point 33 feet north of the southeast corner of the Southwest Quarter of the Northwest Quarter of Section 27, Township 112, Range 45, thence 33 feet south to said southeast corner of the

Southwest Quarter of the Northwest Quarter of Section 27, Township 112, Range 45, thence west 33 feet along the south line of said Southwest Quarter of the Northwest Quarter of Section 27, Township 112, Range 45, thence in a northeasterly direction to the point of beginning.

Tract 399: TORRENS

Fee Owner: Gloria Sovell

File Number: 01040-22303w

PIN: 13-0151-000

The South Half of the Northwest Quarter of Section 29, Township 112 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota.

Tract 400:

Fee Owner: Gloria Sovell

File Number: 01040-22303x

PIN: 13-0154-000

The South Half of the Southwest Quarter of Section 29, Township 112 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota.

Tract 401:

Fee Owner: Gloria Sovell

File Number: 01040-22303y

PIN: 13-0161-000

All that part of the Northeast Quarter of Section 31, Township 112 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota, lying North of the Chicago and North Western Railroad right of way.

Tract 402:

Fee Owner: Dale D. Sovell

File Number: 01040-22303u

PIN: 13-0174-000

The North Half of the Southwest Quarter and the North 27 rods of the South Half of the Southwest Quarter of Section 32, Township 112 North, Range 45 West of the 5th P.M., Lincoln County, Minnesota.

Tract 403:

Fee Owner: Glenda M. Garbers, Dawn Miller, and Byron Garbers, Trustees, or their successors in trust, under the Glenda M. Garbers Survivor’s Trust, dated March 26, 2014, as to an undivided one-half interest, as to Tracts 1-4; and Glenda M. Garbers, Dawn Miller, and Byron Garbers, Trustees, or their successors in trust, under the Erwin R. Garbers Family Trust, dated March 26, 2014, as to an undivided one-half interest, as to Tracts 1-4; Glenda M. Garbers, Dawn Miller, and Byron Garbers, Trustees, or their successors in trust, under the Glenda M. Garbers Survivor’s Trust, dated March 26, 2014, as to Tract 5

File Number: 1700330424-358

PINs: 14-0061-000, 03-0130-000, 14-0202-000, 14-0070-000, 14-0168-000

Tract 1:

East Half of the Southwest Quarter (E1/2 SW1/4) of Section Nine (9), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Parcel No.: 14-0061-000

Tract 2:

The West Half of the Northeast Quarter (W1/2 NE1/4) of Section Nineteen (19), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, AND the East Half of the Northwest Quarter (El/2 NW1/4) of Section Nineteen (19), Township One Hundred Ten (110) North, Range Forty-five (45) West of the 5th P.M., Lincoln County, Minnesota, EXCEPTING the premises described as follows, to-wit: Beginning at the Northeast corner of the Northwest Quarter of the Northwest Quarter (NW1/4 NW l/4) of Section Nineteen (19), Township One Hundred Ten (110) North, Range Forty-five (45) West; thence East along and North of the line of Section 19 a distance of 73 feet, 4 inches; thence South parallel to the West line of said Section 19 for a distance of 36 rods; thence West parallel with the North line of said Section 19, for a distance of 73 feet 4 inches, to a point in the East line of the said Northwest Quarter of the Northwest Quarter (NW1/4 NW1/4); thence North along said East line of the Northwest Quarter of the Northwest Quarter of said Section 19, for a distance of 36 rods to the point of beginning.

Parcel No.: 03-0130-000

Tract 3:

The Southeast Quarter (SE1/4) of Section Thirty-four (34), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Parcel No.: 14-0202-000

Tract 4:

The West Half of the Southwest Quarter (W1/2 SW1/4) of Section Eleven (11), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota.

Parcel No.: 14-0070-000

Tract 5:

The South Half of the Southwest Quarter (S1/2 SW1/4) and Government Lot Four (4) of Section Twenty-eight (28), Township One Hundred Eleven (111) North, Range Forty-six (46) West of the 5th P.M., Lincoln County, Minnesota, EXCEPTING THEREFROM the following: That part of the Southwest Quarter (SW1/4) of said Section Twenty-eight (28) described as follows: Beginning at the west quarter comer of Section 28; thence South (assumed bearing) along the West line of the Southwest Quarter of said Section a distance of 1,663.60 feet; thence North 88 degrees 26 minutes 24 seconds East a distance of 279 .49 feet to an iron stake with PS 22461 Cap; thence North 48 degrees 27 minutes 05 seconds East a distance of 54 7 .99 feet to an iron stake with PS 22461 Cap; thence South 77 degrees 06 minutes 53 seconds East a distance of 476.05 feet to an iron stake with PS 22461 Cap; thence North 71 degrees 15 minutes 26 seconds East a distance of 531.3 feet to an iron stake with PS 22461 Cap; thence North 85 degrees 12 minutes 55 seconds East a distance of 311.93 feet to an iron stake with PS 22461 Cap; thence North 78 degrees 32 minutes 33 seconds East a distance of 205.05 feet to an iron stake with PS 22461 Cap; thence South 72 degrees 48 minutes 32 seconds East a distance of 344.76 feet to an iron stake with PS 22461 Cap; thence South 53 degrees 38 minutes 59 seconds East a distance of 128.45 feet to an iron stake with PS 22461 Cap; thence continuing South 53 degrees 38 minutes 59 seconds East a distance of 44.66 feet to the East line of said Quarter; thence North 00 degrees 07 minutes 38 seconds West along said East line a distance of 1,363.52 feet to the center of said section; thence North 89 degrees 57 minutes 05 seconds West along the North line of said Quarter a distance of 2,633.79 feet to said Point of Beginning, containing 81.39 acres, more or less.

Parcel No.: 14-0168-000

Tract 404:

Fee Owner: Kenneth Rybinski a/k/a Kenneth J. Rybinski and Marie Rybinski a/k/a Marie C. Rybinski, husband and wife, as joint tenants

Vesting is as follows: Warranty Deed recorded May 30, 2006 as Document No. 2006- 000797 and

Warranty Deed recorded June 9, 1998 as Document No. 148325

File Number: 1700330424-359

PIN: 14-0075-000

The Southwest Quarter (SW1⁄4) of Section Numbered Twelve (12) in Township Numbered One Hundred Eleven (111) North of Range Numbered Forty-six (46) West of the Fifth Principal Meridian in Lincoln County, State of Minnesota, excepting therefrom the following described tract:

Commencing at a point 1,683 feet North of the Southwest corner of the Southwest Quarter of Section Twelve, thence East on a line parallel with the South fine of said section a distance of 660 feet; thence North on a line parallel with the West fine of said section a distance of 330 feet; thence West on a line parallel with the South line of said section a distance of 660 feet; thence South along the West line of said section a distance of 330 feet to the point. of beginning.

A tract of land located in the SW1⁄4 of Section 12, Township 111N, Range 46W, Lincoln County, Minnesota, described as follows: Commencing at a point 1,683 feet north of the southwest corner of the SW1⁄4 of Section 12, thence east on a line parallel with the south line of said Section a distance of 660 feet; thence north on a line parallel with the west line of said Section a distance of 330 feet; thence west on a line parallel with the south line of said Section a distance of 660 feet; thence south along the west line of said Section a distance of 330 feet to the point of beginning.

Tract 405:

Fee Owner: Kelly J. Krog and Nancy J. Krog, as Trustees of the Kelly J. Krog and Nancy J. Krog Living Trust dated May 13, 2011

Vesting is as follows: Warranty Deed recorded April 20, 2017 as Document No. 2017-000913

File Number: 1700330424-360

PIN: 03-0038-000

Government Lots One (1) and Two (2), Section Six (6), Township One Hundred Ten (110) North, Range Forty-five (45) West, Lincoln County, Minnesota.

2.	The following described real property, situate, lying and being in the County of Pipestone, to wit:

Fee Properties for Lake Benton

Fee 1

Fee Owner: Northern States Power Company, a Minnesota corporation, as successor by merger to Lake Benton Power Partners II, LLC

Commitment No.: 01040-21606p

Warranty Deed, dated April 25, 2019, from Scott Roelofs and Elisabeth Roelofs, husband and wife, to Lake Benton Power Partners II, LLC, recorded on October 3, 2019 as Document Number 224859, in the Office of the County Recorder, Pipestone County, Minnesota. Lot 2 of the Section 7, Township 108 North, Range 44 West Plat, recorded on April 18, 2019 as Document Number 223945, in the Office of the County Recorder, Pipestone County, Minnesota

Fee 2

Fee Owner: Northern States Power Company, a Minnesota corporation, as successor by merger to Lake Benton Power Partners II, LLC

Commitment No.: 01040-21606q

Warranty Deed, dated April 24, 2019, from Jerry D. DeKam, a single man, Jimmy D. DeKam, a single man, as tenants-in-common, and Tracy DeKam, a single woman, as to her life estate, to Lake Benton Power Partners II, LLC, recorded on September 26, 2019 as Document Number 224820, in the Office of the County Recorder, Pipestone County, Minnesota. Lot 2 of the Section 18, Township 108 North, Range 44 West Plat, recorded on April 18, 2019 as Document Number 223943, in the Office of the County Recorder, Pipestone County, Minnesota.

Fee 3

Fee Owner: Northern States Power Company, a Minnesota corporation, as successor by merger to Lake Benton Power Partners II, LLC

Commitment No.: 01040-21607n

Warranty Deed, dated May 10, 2019, from Adam LaBrune and Gretchen LaBrune, husband and wife, to Lake Benton Power Partners II, LLC, recorded on September 27, 2019 as Document Number 224828, in the Office of the County Recorder, Pipestone County, Minnesota. Lot 2 of the Section 28, Township 108 North, Range 44 West Plat, recorded on April 18, 2019 as Document Number 223944, in the Office of the County Recorder, Pipestone County, Minnesota.

Fee 4

Fee Owner: Northern States Power Company, a Minnesota corporation, as successor by merger to Lake Benton Power Partners II, LLC

Commitment No.: 01040-21608g

Warranty Deed, dated April 25, 2019, from Vernon Dale Van Meveren and Karen Van Meveren, husband and wife, and Darrell L. Fikse and Jeanne M. Fikse, husband and wife, to Lake Benton Power Partners II, LLC, recorded on September 10, 2019 as Document Number 224753, in the Office of the County Recorder, Pipestone County, Minnesota. O-9301-004895864 Schedule A Owner’s Policy 3. Lot 2 of the Section 11, Township 107 North, Range 44 West Plat, recorded on April 18, 2019 as Document Number 223942, in the Office of the County Recorder, Pipestone County, Minnesota.

Fee 5

Fee Owner: Northern States Power Company, a Minnesota corporation, as successor by merger to Lake Benton Power Partners II, LLC

Commitment No.: 01040-22323s

Warranty Deed, dated May 9, 2019, from Adam LaBrune and Gretchen LaBrune, husband and wife, to Lake Benton Power Partners II, LLC, recorded on September 26, 2019, as Document Number 224825, in the Office of the County Recorder, Pipestone County, Minnesota. Lot 2 of the Section 28, Township 108 North, Range 44 West Plat, recorded on April 18, 2019 as Document Number 223946, in the Office of the County Recorder, Pipestone County, Minnesota.

Also described as follows:

A 0.21 acre parcel of land within the Northeast Quarter of the Northwest Quarter of Section 28, Township 108 North, Range 44 West of the 5th P.M, and described by metes and bounds as follows: COMMENCING at the North Quarter Corner of said Section 28; THENCE North 88°48’57” West along the North line of Section 28, a distance of 237.71 feet; THENCE South 01°11’03” West, a distance of 33.00 feet to the POINT OF BEGINNING; THENCE continuing South 01°11 ‘03” West, a distance of 90.00 feet; THENCE North 88°48’57” West, a distance of 100.00 feet; THENCE North 01°11 ‘03” East, a distance of 90.00 feet; THENCE South 88°48’57” East, a distance of 100.00 feet to the POINT OF BEGINNING.

Wind Farm Easements for Lake Benton

W1

Fee Owner: Virgil P. Nielsen, Trustee, or his successors in trust, under the Virgil P. Nielsen Living Trust, dated March 22, 2007 and any amendments thereto

Commitment No.: 01040-21608v

PIN: 06-011-0200

The Northwest Quarter of Section 11, Township 108 North, Range 45 West, Pipestone County, Minnesota.

W2

Fee Owner: Duane E. Miersma and Grace L. Miersma, as joint tenants

Commitment No.: 01040-21608q

PIN: 06-011-0100

The Northeast Quarter of Section 11, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota.

W3

Fee Owner: Leone A. Meyer, as Trustee of the Leone A. Meyer Trust, Leslie Leland Meyer, Dean Leroy Meyer, Gayle Lee Meyer and Valerie Kay Holthus (as to Parcel 1) Lincoln Pipestone Rural Water System, a public body organized under the laws of the State of Minnesota (as to Parcel 2)

Commitment No.: 01040-21607q

PIN: 06-012-0200 (NW 1/4) – Parcel 1

PIN: 06-012-0300 (SW 1/4 ex 1 acre) – Parcel 1

PIN: 06-012-0350 (1 AC in SW1/4) – Parcel 2

Parcel 1:

The Northwest Quarter of Section 12, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota;

AND

The Southwest Quarter of Section 12, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota;

EXCEPT THE FOLLOWING DESCRIBED PROPERTY:

All that part of the Northwest Quarter of the Southwest Quarter of Section 12, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota described as follows: Beginning at the Northwest corner of said Southwest Quarter; thence South 00 degrees 20 minutes 00 seconds East, bearing based on Minnesota State Plane Coordinate System Pipestone County Datum, along the West line of said Southwest Quarter a distance of 208.71 feet; thence South 89 degrees 47 minutes 38 seconds East a distance of 208.71 feet; thence North 00 degrees 20 minutes 00 seconds West a distance of 208.71 feet to a point on the North line of said Southwest Quarter; thence North 89 degrees 47 minutes 38 seconds West along said North line a distance of 208.71 feet to the point of beginning

Parcel 2:

All that part of the Northwest Quarter of the Southwest Quarter of Section 12, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota described as follows: Beginning at the Northwest corner of said Southwest Quarter; thence South 00 degrees 20 minutes 00 seconds East, bearing based on Minnesota State Plane Coordinate System Pipestone County Datum, along the West line of said Southwest Quarter a distance of 208.71 feet; thence South 89 degrees 47 minutes 38 seconds East a distance of 208.71 feet; thence North 00 degrees 20 minutes 00 seconds West a distance of 208.71 feet to a point on the North line of said Southwest Quarter; thence North 89 degrees 47 minutes 38 seconds West along said North line a distance of 208.71 feet to the point of beginning.

W4

Fee Owner: Catherine Ness

Commitment No.: 01040-21606n

PIN: 06-012-0100

The Northeast Quarter of Section 12, Township 108 North, Range 45 West of the Fifth P.M., Pipestone County, Minnesota.

W5

Fee Owner: Keith M. Welgraven, as Trustee of the Welgraven Family Irrevocable Trust dated February 4, 2008 (as to Parcels 1 and 3); Keith M. Welgraven and Jeanna Welgraven, as joint tenants (as to Parcel 2)

Commitment No.: 01040-21608k

PIN: 01-007-0500 (Parcel 1)

PIN: 01-007-0400 (Parcel 2)

PIN: 01-007-0300 (Parcel 3)

The South Half of Section 7, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota EXCEPT the real property described as the East 936.74 feet of the West 1092.30 feet of the South 930.05 feet of the Southwest Quarter of Section 7, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota. Also described as:

Parcel 1:

The North Half of the Southwest Quarter of Section 7, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

Parcel 2:

The South Half of the Southwest Quarter of Section 7, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota EXCEPT the real property described as the East 936.74 feet of the West 1092.30 feet of the South 930.05 feet of the Southwest Quarter of Section 7, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

Parcel 3:

The Southeast Quarter of Section 7, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W6

Fee Owner: Scott Roelofs

Commitment No.: 01040-21606p

PIN: 01-007-0100 (NW1⁄4)

PIN: 01-007-0200 (NE1⁄4)

The North Half of Section 7, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

W7

Fee Owner: Scott Alderson and Todd Alderson, as tenants in common

Commitment No.: 01040-21608w

PIN: 01-005-0600

The Southwest Quarter of Section 5, Township 108 North, Range 44 West, Pipestone County, Minnesota.

W8

Fee Owner: June Ann Mackay

Commitment No.: 01040-21608x

PIN: 06-014-0200

The Northwest Quarter of Section 14, Township 108 North, Range 45 West, Pipestone County, Minnesota.

W9

Fee Owner: Loren E. Raschke and Diane M. Raschke, as Trustee(s) of the Loren E. Raschke Revocable Living Trust dated February 4, 2011, an undivided 1⁄2 interest and Diane M. Raschke and Loren E. Raschke, as Trustee(s) of the Diane M. Raschke Revocable Living Trust dated February 4, 2011, an undivided 1⁄2 interest.

Commitment No.: 01040-21608y

PIN: 06-014-0100

The Northeast Quarter of Section 14, Township 108 North, Range 45 West, Pipestone County, Minnesota.

W10

Fee Owner: Cary R. Alderson, Trustee of the Cary R. Alderson Revocable Living Trust dated February 16, 2017, and any amendments thereto.

Commitment No.: 01040-21608z

PIN: 06-013-0300

The Northwest Quarter of Section 13, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota.

W11

Fee Owner: Rod Schulze and Linda K. Schulze, as Trustees of the Rod Schulze Revocable Living Trust dated May 3, 2010, as to an undivided 1/2 interest and Linda K. Schulze and Rod Schulze, as Trustees of the Linda K. Schulze Revocable Living Trust dated May 3, 2010, as to an undivided 1/2 interest

Commitment No.: 01040-21608h

PIN: 06-012-0400

The Southeast Quarter of Section 12, Township 108 North, Range 45 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

W12

Fee Owner: Lana Alderson and Cary Ray Alderson, Trustees of the Wesley Alderson Family Trust dated April 11, 2010, as to an undivided 1/2 interest, and Lana Alderson and Wesley Alderson, as Trustees, or their successors in trust, under the Lana Alderson Living Trust dated February 5, 2009

Commitment No.: 01040-21606c

PIN: 06-013-0100 (As to the NE1⁄4)

PIN: 06-013-0200 (As to the SE1⁄4)

The Southeast Quarter and Northeast Quarter of Section 13, Township 108 North, Range 45 West of the Fifth Principal Meridian, County of Pipestone, State of Minnesota, except for a tract located in said Southeast Quarter and described as: Commencing at the Southeast corner of the Southeast Quarter of Section 13, Township 108, Range 45; thence North 00 degrees 06 minutes 53 seconds East assumed bearing along the East line of said Southeast Quarter a distance of 866.24 feet to the point of beginning of the land to be described; thence continuing North 00 degrees 06 minutes 53 seconds East along said East line a distance of 139.03 feet; thence North 89 degrees 49 minutes 26 seconds West a distance of 839.45 feet; thence South 00 degrees 06 minutes 53 seconds West a distance of 139.03 feet; thence South 89 degrees 49 minutes 26 seconds East a distance of 839.45 feet to the point of beginning and there terminating; and except for a second tract located in said Southeast Quarter and described as: Commencing at the Southeast corner of the Southeast Quarter of Section 13, Township 108, Range 45; thence North 89 degrees 39 minutes 44 seconds West assumed bearing along the South line of said Southeast Quarter a distance of 244.83 feet to the point of beginning of the land to be described; thence continuing North 89 degrees 39 minutes 44 seconds West along said South line a distance of 608.66 feet; thence North 03 degrees 08 minutes 01 second East a distance of 214.04 feet; thence North 32 degrees 44 minutes 52 seconds East a distance of 489.14 feet; thence North 01 degree 23 minutes 33 seconds East a distance of 91.72 feet; thence North 87 degrees 17 minutes 33 seconds East a distance of 113.83 feet; thence North 04 degrees 07 minutes 36 seconds East a distance of 88.17 feet; thence North 86 degrees 48 minutes 34 seconds East a distance of 73.83 feet; thence South 02 degrees 57 minutes 47 seconds East a distance of 172.92 feet; thence South 13 degrees 57 minutes 29 seconds East a distance of 330.68 feet; thence South 28 degrees 55 minutes 18 seconds East a distance of 88.62 feet; thence South 01 degree 06 minutes 56 seconds East a distance of 246.69 feet to the point of beginning and there terminating.

W13

Fee Owner: Troy Bouman

Commitment No.: 01040-21608s

PIN: 01-018-0400

The Southwest Quarter of Section 18, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W14

Fee Owner: Francis Bouman, Jr. and Darlene J. Bouman, as joint tenants

Commitment No.: 01040-21606k

PIN: 01-018-0300

The Southeast Quarter of Section 18, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

W15

Fee Owner: Verlyn R. DeWilde and Barbara J. DeWilde, Trustees of the Verlyn R. DeWilde and Barbara J. DeWilde Revocable Trust, dated August 9, 2012

Commitment No.: 01040-21608d

PIN: 01-017-0250

The Northwest Quarter, Section 17, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, except for a tract described as follows: A tract of land located in said Northwest Quarter beginning at a point on the North line of said Northwest Quarter 810 feet East of the

Northwest corner of said Northwest Quarter; thence South on a line parallel with the West line of said Northwest Quarter 500 feet to a point; thence East on a line parallel with the North line of said Northwest Quarter 885 feet to a point; thence North on a line parallel with the West line of said Northwest Quarter 500 feet to a point on the North line of said Northwest Quarter; thence West along the North line of said Northwest Quarter 885 feet to the point of beginning.

W16

Fee Owner: James M. Overgaauw and Jason M. Overgaauw

Commitment No.: 01040-21607s

PIN: 01-017-0100 (NE 1/4) – This PIN covers additional property not insured herein

PIN: 01-017-0300 (SE 1/4) – This PIN covers additional property not insured herein

The Southeast Quarter and the Northeast Quarter of Section 17, Township 108 North, Range 44 West of the Fifth Principal Meridian, County of Pipestone, State of Minnesota, EXCEPT for a tract of land located in said Northeast Quarter described as follows: Commencing at the Northeast corner of said Northeast Quarter; thence South 89 degrees 59 minutes 46 seconds West, assumed bearing, along the North line of said Northeast Quarter a distance of 986.17 feet to the point of beginning of the land to be described; thence South 01 degree 58 minutes 14 seconds East a distance of 529.33 feet; thence North 89 degrees 56 minutes 28 seconds East a distance of 142.15 feet; thence South 00 degrees 31 minutes 32 seconds East a distance of 447.01 feet; thence North 89 degrees 29 minutes 50 seconds West a distance of 501.67 feet; thence North 00 degrees 33 minutes 27 seconds East a distance of 248.81 feet; thence North 88 degrees 48 minutes 00 seconds West a distance of 46.49 feet; thence North 00 degrees 39 minutes 14 seconds West a distance of 721.71 feet to the North line of the Northeast Quarter of Section 17, Township 108, Range 44 West; thence North 89 degrees 59 minutes 46 seconds East along said North line a distance of 389.49 feet to the point of beginning and there terminating.

W17

Fee Owner: Christopher Robert Schulze

Commitment No.: 01040-21606m

PIN: 01-019-0100

The Northeast Quarter of Section 19, Township 108 North, Range 44 West of the Fifth P.M., Pipestone County, Minnesota.

W18

Fee Owner: David R. Schulze, Rodney A. Schulze, Jeffrey A. Schulze, and Jillene E. Johnson, as Trustees of the Schulze Family Irrevocable Trust dated February 1, 2007

Commitment No.: 01040-21607y

PIN: 01-020-0400

The Northwest Quarter of Section 20, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W19

Fee Owner: Wayne A. Alderson and Monica R. Alderson, as Trustees of The Trust Agreement of Wayne and Monica Alderson

Commitment No.: 01040-21606a

PIN: 01-020-0300

The Northeast Quarter of Section 20, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W20

Fee Owner: David Borman and Susan Borman, Trustees of the David Borman and Susan Borman Living Trust dated September 21, 2012

Commitment No.: 01040-21608t

PIN: 01-030-0100

The North Half of the Southeast Quarter of Section 30, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W21

Fee Owner: Rod Schulze and Linda K. Schulze, as Trustees of the Rod Schulze Revocable Living Trust dated May 3, 2010, as to an undivided 1/2 interest and Linda K. Schulze and Rod Schulze, as Trustees of the Linda K. Schulze Revocable Living Trust dated May 3, 2010, as to an undivided 1/2 interest (as to Parcels 1, 2 and 3) Linda K. Schulze and Rod Schulze, as Trustees of the Linda K. Schulze Revocable Living Trust dated May 3, 2010 (as to Parcel 4)

Commitment No.: 01040-21608c

PIN: 01-030-0800 (Parcel 1)

PIN: 01-030-0700 (Parcels 2 and 3)

PIN: 01-030-0725 (Parcel 4)

The Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, excepting therefrom a tract described as: Commencing at the Southeast corner of the Northeast Quarter of said Section 30; thence North 00 degrees 02 minutes 17 seconds east, assumed bearing, along the East line of said Northeast Quarter a distance of 549.35 feet to the point of beginning of the land to be described; thence continuing North 00 degrees 02 minutes 17 seconds East a distance of 625.79 feet; thence North 87 degrees 47 minutes 38 seconds West a distance of 582.72 feet; thence South 01 degree 00 minutes 13 seconds West a distance of 578.22 feet; thence South 83 degrees 14 minutes 52 seconds East a distance of 596.13 feet to the point of beginning and there terminating. Also described as:

Parcel 1:

The West Half of the Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

Parcel 2:

The East Half of the Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, EXCEPTING THEREFROM a tract of land located in the East Half of the Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows: Beginning at a point on the East line of the Northeast Quarter of said Section 30 being 1,320 feet south of the Northeast corner of said Northeast Quarter; thence West and parallel with the North line of said Northeast Quarter a distance of 858 feet; thence South and parallel to the East line of said Northeast Quarter a distance of 792 feet; thence East and parallel with the North line of said Northeast Quarter a distance of 858 feet to a point on the East line of said Northeast Quarter; thence North along the East line of said Northeast Quarter a distance of 792 feet to the point of beginning.

Parcel 3:

A tract of land located in the East Half of the Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows: Beginning at a point on the East line of the Northeast Quarter of said Section 30 being 1,320 feet south of the Northeast corner of said Northeast Quarter; thence West and parallel with the North line of said Northeast Quarter a distance of 858 feet; thence South and parallel to the East line of said Northeast Quarter a distance of 792 feet; thence East and parallel with the North line of said Northeast Quarter a distance of 858 feet to a point on the East line of said Northeast Quarter; thence North along the East line of said Northeast Quarter a distance of 792 feet to the point of beginning. EXCEPTING THEREFROM a tract of land located in the East Half of the Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows: Commencing at the northeast corner of said Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota; thence along the east line of said Section having an assumed bearing of South 0 degree 02 minutes 24 seconds West a distance of 1,867.84 feet to the point of beginning of the land to be described; thence continuing along the east line of said Section having a bearing of South 0 degree 02 minutes 24 seconds West a distance of 276.00 feet; thence at a bearing of North 89 degrees 18 minutes 42 seconds West a distance of 503.80 feet; thence at a bearing of North 0 degree 02 minutes 24 seconds East a distance of 276.00 feet; thence at a bearing of South 89 degrees 18 minutes 42 seconds East a distance of 503.80 feet to the point of beginning.

Parcel 4:

A tract of land located in the East Half of the Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows: Commencing at the northeast corner of said Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota; thence along the east line of said Section having an assumed bearing of South 0 degree 02 minutes 24 seconds West a distance of 1,867.84 feet to the point of beginning of the land to be described; thence continuing along the east line of said Section having a bearing of South 0 degree 02 minutes 24 seconds West a distance of 276.00 feet; thence at a bearing of North 89 degrees 18 minutes 42 seconds West a distance of 503.80 feet; thence at a bearing of North 0 degree 02 minutes 24 seconds East a distance of 276.00 feet; thence at a bearing of South 89 degrees 18 minutes 42 seconds East a distance of 503.80 feet to the point of beginning.

W22

Fee Owner: Lana Alderson and Wesley Alderson, as Trustees, or their successors in trust, under the Lana Alderson Living Trust dated February 5, 2009, and any amendments thereto, as to an undivided 1/2 interest, and Lana Alderson and Cary Ray Alderson, Trustees of the Wesley Alderson Family Trust dated April 11, 2010, as to an undivided 1⁄2 interest

Commitment No.: 01040-21606d

PIN: 06-024-0100

The Northeast Quarter of Section 24, Township 108 North, Range 45 West of the Fifth Principal Meridian, County of Pipestone, State of Minnesota.

W23

Fee Owner: Gertrude Jasper and Harold J. Jasper, as Trustees of the Gertrude Jasper Revocable Trust dated October 11, 1993

Commitment No.: 01040-21607c

PIN: 01-020-0500

The Southwest Quarter of Section 20, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W24

Fee Owner: Bernard Bouman and Janet Bouman, as joint tenants

Commitment No.: 01040-21606g

PIN: 01-020-0200

The West half of the Southeast Quarter and the Southeast Quarter of the Southeast Quarter of Section 20, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W25

Fee Owner: Adam LaBrune

Commitment No.: 01040-21607n

PIN: 01-028-0600

The Northwest Quarter of Section 28, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W26

Fee Owner: Gary Ronald Erickson and Laurie Ann Erickson, as Trustees of the Gary Ronald Erickson Revocable Living Trust dated November 18, 2008, an undivided 1⁄2 interest and Laurie Ann Erickson and Gary Ronald Erickson, as Trustees of the Laurie Ann Erickson Revocable Living Trust dated November 18, 2008, an undivided 1/2 interest

Commitment No.: 1040-21606v

PIN: 01-021-0600

The Southeast Quarter of Section 21, Township 108 North, Range 44 West of the 5th Principal Meridian, Pipestone County, Minnesota.

W27

Fee Owner: Norman Pahl, subject to the purchaser’s interest of Michael T. Nelson and Juliann M. Nelson, husband and wife, as joint tenants

Commitment No.: 01040-21607t

PIN: 01-027-0400

The Southwest Quarter of Section 27, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

W28

Fee Owner: D.A. Rupp (as to Parcel 1), Ronald L. Rasmussen and Carol N. Rasmussen (as to Parcel 2)

Commitment No.: 01040-21607x

PIN: 01-034-0400 (Parcel 1)

PIN: 01-034-0450 (Parcel 2)

The Southwest Quarter of Section 34, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota. Also described as:

Parcel 1:

The South Half of the Southwest Quarter of Section 34, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

Parcel 2:

The Southwest Quarter of Section 34, Township 108 North, Range 44 West of the 5th P.M., EXCEPTING THEREFROM the South Half of the Southwest Quarter of Section 34, Township 108 North, Range 44, all in Pipestone County, Minnesota.

W29

Fee Owner: Roy E. Barke and Dorothy L. Barke, as trustees of the Revocable Living Trust of Roy E. Barke and Dorothy L. Barke dated February 12, 2001, and successor trustees, subject to the purchaser’s interest of: Timothy A. LaBrune and Joyce LaBrune, as Trustees of the Timothy A. LaBrune Revocable Trust dated June 24, 2014, an undivided 1⁄2 interest and Joyce LaBrune and Timothy A. LaBrune, as Trustees of the Joyce LaBrune Revocable Trust dated June 24, 2014, an undivided 1⁄2 interest, as to Parcels 2, and Joyce LaBrune, as Trustee of the Joyce LaBrune Revocable Trust dated June 24, 2014, as to Parcels 1 and 3; subject to the purchaser’s interest of: Ryan A. LaBrune and Stephanie K. LaBrune, husband and wife, as to Parcel 2 only

Commitment No.: 1040-21606f

PIN: 01-034-0250 (Parcel 1)

PIN: 01-034-0275 (Parcel 2)

PIN: 01-034-0300 (Parcel 3)

The Northwest Quarter of the Southeast Quarter; the Southeast Quarter of the Southeast Quarter; the Northwest Quarter; and the West Half of the Northeast Quarter; all in Section 34, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, except for a tract of land located in the Northwest Quarter of Section 34, Township 108 North, Range 44 West described as: Commencing at the Northwest corner of said Northwest Quarter; thence South 89 degrees 59 minutes 27 seconds East assumed bearing along the North line of said Northwest Quarter a distance of 753.97 feet to the point of beginning of the land to be described; thence continuing South 89 degrees 59 minutes 27 seconds East along said North line a distance of 446.98 feet; thence South 00 degrees 09 minutes 00 seconds East a distance of 520.67 feet; thence South 30 degrees 21 minutes 28 seconds East a distance of 42.10 feet; thence South 72 degrees 40 minutes 11 seconds East a distance of 158.79 feet; thence South 27 degrees 44 minutes 43 seconds East a distance of 16.13 feet; thence South 00 degrees 28 minutes 59 seconds East a distance of 364.53 feet; thence South 58 degrees 53 minutes 23 seconds West a distance of 146.13 feet; thence South 64 degrees 54 minutes 43 seconds West a distance of 222.80 feet; thence North 66 degrees 48 minutes 10 seconds West a distance of 72.31 feet; thence North 28 degrees 41 minutes 15 seconds West a distance of 114.54 feet; thence North 02 degrees 12 minutes 07 seconds West a distance of 123.81 feet; thence North 66 degrees 03 minutes 27 seconds West a distance of 81.53 feet; thence North 02 degrees 49 minutes 16 seconds West a distance of 153.27 feet; thence North 87 degrees 47 minutes 59 seconds West a distance of 94.82 feet; thence North 00 degrees 40 minutes 57 seconds West a distance of 328.27 feet; thence North 00 degrees 18 minutes 08 seconds East a distance of 382.41 feet to the point of beginning and there terminating.

Also described as follows:

Parcel 1:

The Northwest Quarter and the West Half of the Northeast Quarter, all in Section 34, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota except for a tract of land located in the Northwest Quarter of Section 34, Township 108 North, Range 44 West described as: Commencing at the Northwest corner of said Northwest Quarter; thence South 89 degrees 59 minutes 27 seconds East assumed bearing along the North line of said Northwest Quarter a distance of 753.97 feet to the point of beginning of the land to be described; thence continuing South 89 degrees 59 minutes 27 seconds East along said North line a distance of 446.98 feet; thence South 00 degrees 09 minutes 00 seconds East a distance of 520.67 feet; thence South 30 degrees 21 minutes 28 seconds East a distance of 42.10 feet;

thence South 72 degrees 40 minutes 11 seconds East a distance of 158.79 feet; thence South 27 degrees 44 minutes 43 seconds East a distance of 16.13 feet; thence South 00 degrees 28 minutes 59 seconds East a distance of 364.53 feet; thence South 58 degrees 53 minutes 23 seconds West a distance of 146.13 feet; thence South 64 degrees 54 minutes 43 seconds West a distance of 222.80 feet; thence North 66 degrees 48 minutes 10 seconds West a distance of 72.31 feet; thence North 28 degrees 41 minutes 15 seconds West a distance of 114.54 feet; thence North 02 degrees 12 minutes 07 seconds West a distance of 123.81 feet; thence North 66 degrees 03 minutes 27 seconds West a distance of 81.53 feet; thence North 02 degrees 49 minutes 16 seconds West a distance of 153.27 feet; thence North 87 degrees 47 minutes 59 seconds West a distance of 94.82 feet; thence North 00 degrees 40 minutes 57 seconds West a distance of 328.27 feet; thence North 00 degrees 18 minutes 08 seconds East a distance of 382.41 feet to the point of beginning and there terminating.

AND FURTHER EXCEPT:

That part of the Northwest Quarter of Section 34, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota described as follows: Beginning at the Northwest corner of said Northwest Quarter; thence South 89 degrees 59 minutes 27 seconds East, assumed bearing along the North line of said Northwest Quarter, a distance of 1584.68 feet; thence South 00 degrees 27 minutes 06 seconds East a distance of 716.10 feet; thence South 23 degrees 22 minutes 22 seconds West a distance of 688.28 feet; thence South 89 degrees 05 minutes 45 seconds West a distance of 1318.36 feet to a point on the west line of said Northwest Quarter; thence North 00 degrees 02 minutes 19 seconds East, along the west line of said Northwest Quarter, a distance of 1368.94 feet to the point of beginning.

Parcel 2:

That part of the Northwest Quarter of Section 34, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota described as follows: Beginning at the Northwest corner of said Northwest Quarter; thence South 89 degrees 59 minutes 27 seconds East, assumed bearing along the North line of said Northwest Quarter, a distance of 1584.68 feet; thence South 00 degrees 27 minutes 06 seconds East a distance of 716.10 feet; thence South 23 degrees 22 minutes 22 seconds West a distance of 688.28 feet; thence South 89 degrees 05 minutes 45 seconds West a distance of 1318.36 feet to a point on the west line of said Northwest Quarter; thence North 00 degrees 02 minutes 19 seconds East, along the west line of said Northwest Quarter, a distance of 1368.94 feet to the point of beginning.

Parcel 3:

The Northwest Quarter of the Southeast Quarter; and the Southeast Quarter of the Southeast Quarter, all in Section 34, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

W30

Fee Owner: Kooiker Dairy Farms, Inc., an Iowa corporation

Commitment No.: 01040-21607j

PIN: 10-002-0400

The Southwest Quarter of Section 2, Township 107 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota; EXCEPTING therefrom a tract consisting of approximately 6.55 acres and described as the East 554.24 feet of the West 856.75 feet of the South 514.75 feet

W31

Fee Owner: Fritz Farms, LLP, a Minnesota limited liability partnership, as to an undivided 1/2 interest and James A. Fritz and Audrey Fritz, Trustees of the James A. Fritz Living Trust dated April 16, 2014, as to an undivided 1/4 interest and Audrey Fritz and James A. Fritz, Trustees of the Audrey Fritz Living Trust dated April 16, 2014, as to an undivided 1/4 interest,

Commitment No.: 01040-21606u

PIN: 10-011-0500

The Southwest Quarter of Section 11, Township 107 North, Range 44 West of the 5th Principal Meridian, Pipestone County, Minnesota.

W32

Fee Owner: Lloyd G. Erpelding and Carolyn Erpelding, as joint tenants, as to an undivided 1/2 interest; and LeRoy V. Erpelding and Carol A. Erpelding, as tenants in common, as to an undivided 1/2 interest, (as to Parcel 1) Lloyd and Carolyn Erpelding, as joint tenants (as to Parcel 2)

Commitment No.: 01040-21606t

PIN: 10-011-0200 (N 60 rods of S 110 rods of E 32 rods of E1/2)

PIN: 10-011-0250 (SE 1/4 EXCEPT the N 60 rods of S 110 rods of E 32 rods of E1/2)

PIN: 10-011-0100 (NE 1/4)

The East Half of Section 11, Township 107 North, Range 44 West of the 5th Principal Meridian, Pipestone County, Minnesota, also described as:

Parcel 1:

The East Half of Section 11, Township 107 North, Range 44 West of the 5th Principal Meridian, Pipestone County, Minnesota, EXCEPT the North 60 rods of the South 110 rods of the East 32 rods thereof.

Parcel 2:

The North 60 rods of the South 110 rods of the East 32 rods of the East Half of Section 11, Township 107 North, Range 44 West of the 5th Principal Meridian, Pipestone County, Minnesota.

W33

Fee Owner: Robert D. Halter

Commitment No.: 01040-21608r

PIN: 10-012-0410

The Southwest Quarter of the Northwest Quarter and the North Half of the Southwest Quarter of Section 12, Township 107 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota LESS and excepting therefrom: A tract of land in the North Half of the Southwest Quarter of Section 12, Township 107 North, Range 44 West of the 5th P.M. described as follows, to wit: Beginning at a point on the West line of said Section 12, 1,667.8 feet north of the Southwest corner of said Section; thence East 489.1 feet to a point; thence North and parallel with the West line of said Section 62.7 feet to a point; thence East 427.0 feet to a point; thence North and parallel with the West line of said Section 379.5 feet to a point; thence West 200 feet to a point; thence in a northwesterly direction to a point which is 2,465.7 feet North and 530.6 feet East of the Southwest corner of said Section; thence West 303.6 feet to a point; thence South and parallel with the West line of said Section 379.5 feet to a point; thence West 227.0 feet to a point on the West line of said Section; thence South along the West line of said Section 418.4 feet to the point of beginning, Pipestone County, Minnesota.

W34

Fee Owner: Eric and Gail Petersen Family Farms, LP

Commitment No.: 01040-21607v

PIN: 01-008-0300

The North Half of the Northwest Quarter of Section 8, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W35

Fee Owner: Francis Bouman, Jr. and Darlene J. Bouman, as joint tenants

Commitment No.: 01040-21606j

PIN: 01-019-0400 (Parcel 1)

PIN: 01-019-0450 (Parcel 2)

The Northwest Quarter of Section 19, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, also described as:

Parcel 1:

The Northwest Quarter of Section 19, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, EXCEPT A tract of land in the Northwest Quarter of Section 19, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows, to wit: Beginning at a point on the West line of said Northwest Quarter 825 feet south of the northwest corner of said Northwest Quarter; thence in an easterly direction on a line parallel with the North line of said Northwest Quarter 1,180 feet to a point; thence in a southerly direction on a line parallel with the West line of said Northwest Quarter 220 feet to a point; thence in a westerly direction on a line parallel with the North line of said Northwest Quarter 1,180 feet to a point on the West line of said Northwest Quarter; thence in a northerly direction along the West line of said Northwest Quarter 220 feet to the point of beginning.

Parcel 2:

A tract of land in the Northwest Quarter of Section 19, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows, to wit: Beginning at a point on the West line of said Northwest Quarter 825 feet south of the northwest corner of said Northwest Quarter; thence in an easterly direction on a line parallel with the North line of said Northwest Quarter 1,180 feet to a point; thence in a southerly direction on a line parallel with the West line of said Northwest Quarter 220 feet to a point; thence in a westerly direction on a line parallel with the North line of said Northwest Quarter 1,180 feet to a point on the West line of said Northwest Quarter; thence in a northerly direction along the West line of said Northwest Quarter 220 feet to the point of beginning.

W36

Fee Owner: Jerry D. DeKam and Jimmy D. DeKam, as tenants in common, subject to the life estate interest of Tracy DeKam

Commitment No.: 01040-21606q

PIN: 01-018-0100

The Northeast Quarter of Section 18, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, except for a tract in the Northeast corner thereof described as: commencing at the Northeast corner; thence South along the East section line a distance of 16 rods to a point; thence West 10 rods to a point; thence North 16 rods to a point on the North section line; thence East 10 rods to the point of beginning; and except for a tract described as follows: Commencing at the Northwest corner of the Northeast Quarter of Section 18, Township 108 North, Range 44 West; thence South 89 degrees 30 minutes 36 seconds East assumed bearing along the North line of said Northeast Quarter a distance of 851.14 feet to the point of beginning of the land to be described; thence continuing South 89 degrees 30 minutes 36 seconds East along said North line a distance of 58.76 feet; thence South 00 degrees 14 minutes 01 second east a distance of 553.09 feet; thence South 12 degrees 58 minutes 49 seconds east a distance of 293.34 feet; thence North 86 degrees 23 minutes 27 seconds East a 220.42 feet; thence South 06 degrees

49 minutes 45 seconds east a distance of 288.37 feet; thence South 88 degrees 59 minutes 31 seconds East a distance of 70.87 feet; thence South 90 degrees 00 minutes 00 seconds East a distance of 425.22 feet; thence South 00 degrees 41 minutes 00 seconds West a distance of 262.04 feet; thence South 90 degrees 00 minutes 00 seconds West a distance of 425.22 feet; thence South 89 degrees 00 minutes 43 seconds West a distance of 72.28 feet; thence South 58 degrees 09 minutes 31 seconds West a distance of 199.93 feet; thence South 80 degrees 46 minutes 24 seconds West a distance of 84.89 feet; thence North 09 degrees 16 minutes 39 seconds West a distance of 148.80 feet; thence North 40 degrees 57 minutes 51 seconds West a distance of 237.77 feet; thence North 04 degrees 40 minutes 03 seconds West a distance of 311.55 feet; thence North 19 degrees 42 minutes 31 seconds East a distance of 241.75 feet; thence North 00 degrees 03 minutes 44 seconds East a distance of 630.99 feet to the point of beginning and there terminating.

W37

Fee Owner: David R. Schulze, Rodney A. Schulze, Jeffrey A. Schulze, and Jillene E. Johnson, as Trustees of the Schulze Family Irrevocable Trust

Commitment No.: 01040-21608b

PIN: 01-019-0500

The Southeast Quarter of Section 19, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W38

Fee Owner: David R. Schulze and Gail L. Schulze, as equal tenants in common

Commitment No.: 01040-21607z

PIN: 01-021-0700

The Southwest Quarter of Section 21, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W39

Fee Owner: Adam LaBrune

Commitment No.: 01040-22324x

PIN: 01-028-0400

The Northeast Quarter of Section 28, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W40

Fee Owner: Norman Pahl, subject to the purchaser’s interest of Michael T. Nelson and Julianne M. Nelson, as joint tenants, in that certain Contract for Deed dated February 1, 2013, filed February 8, 2013, as Document No. 211998; as amended by Addendum to Contract for Deed dated February 1, 2018, filed February 7, 2018, as Document No. 221626

Commitment No.: 01040-22324y

PIN: 01-027-0200

The Northwest Quarter of Section 27, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota, except the right of way of the Willmar and Sioux Falls Railway as now located and constructed over and across said premises.

W41

Fee Owner: Gary Ronald Erickson and Laurie Ann Erickson, as Trustee of the Gary Ronald Erickson Revocable Living Trust dated November 18, 2008, an undivided 1⁄2 interest and Laurie Ann Erickson and Gary Ronald Erickson, as Trustee of the Laurie Ann Erickson Revocable Living Trust dated November 18, 2008, an undivided 1/2 interest

Commitment No.: 01040-21606r

PIN: 01-027-0300

The Southeast Quarter of Section 27, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

W42

Fee Owner: Alvina Vandersluis Revocable Trust

Commitment No.: 01040-21608j

PIN: 01-034-0100

The East Half of the Northeast Quarter and the Northeast Quarter of the Southeast Quarter of Section 34, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, except for a tract of land described as: That part of the Northeast Quarter of Section 34, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota described as follows: Commencing at the Northeast corner of the Northeast Quarter of said Section 34; thence South 00 degrees 05 minutes 53 seconds West assumed bearing along the East line of said Northeast Quarter of Section 34 a distance of 737.41 feet to the point of beginning of the parcel to be described; thence continuing South 00 degrees or minutes 53 seconds West along said East line a distance of 411.36 feet; thence South 89 degrees 39 minutes 10 seconds West a distance of 478.50 feet; thence North 16 degrees 54 minutes 38 seconds West a distance of 165.68 feet; thence North 09 degrees 89 minutes 13 seconds East a distance of 157.90 feet; thence North 52 degrees 17 minutes 48 seconds East a distance of 160.98 feet; thence North 89 degrees 44 minutes 59 seconds East a distance of 373.55 feet to the point of beginning and there terminating.

W43

Fee Owner: Joyce LaBrune, as Trustee of the Joyce LaBrune Revocable Trust

Commitment No.: 01040-21607r

PIN: 01-034-0310

The Southwest Quarter of the Southeast Quarter of Section 34, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W44

Fee Owner: Darell Houselog and Shirley Houselog as Trustees, or their successors in trust, under the Darrell Houselog Living Trust, dated March 18, 2008, as to an undivided one-half interest, and Shirley Houselog and Darrell Houselog as Trustees, or their successors in trust, under the Shirley Houselog Living Trust, dated March 18, 2008

Commitment No.: 01040-21606y

PIN: 10-003-0100

The North half of the Northeast Quarter of Section 3, Township 107 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W45

Fee Owner: Darell Houselog and Shirley Houselog as Trustees, or their successors in trust, under the Darrell Houselog Living Trust, dated March 18, 2008, as to an undivided one half interest, and Shirley Houselog and Darrell Houselog as Trustees, or their successors in trust, under the Shirley Houselog Living Trust, dated March 18, 2008, as to an undivided one half interest.

Commitment No.: 01040-21606x

PIN: 10-002-0100

The Northwest Quarter of Section 2, Township 107 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

W46

Fee Owner: Vernon Dale Van Meveren, as to an undivided 3/5 interest and Vernon Dale Van Meveren and Karen Van Meveren, as joint tenants, as to an undivided 2/5 interest; Subject to the purchaser’s interest of Darrell L. Fikse and Jeanne M. Fikse, as joint tenants (as to Parcel 1) Darrell L. Fikse and Jeanne M. Fikse, as joint tenants (as to Parcel 2)

Commitment No.: 01040-21608g

PIN: 10-011-0400 (Parcel 1)

PIN: 10-011-0300 (Parcel 2)

The Northwest Quarter of Section 11, 107 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, also described as:

Parcel 1:

The West Half of the Northwest Quarter of Section 11, 107 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

Parcel 2:

The East Half of the Northwest Quarter of Section 11, 107 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

W47

Fee Owner: Bernard Bouman and Janet Bouman, as joint tenants

Commitment No.: 01040-21606h

PIN: 01-020-0100

The Northeast Quarter of the Southeast Quarter of Section 20, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, except for that part of said Northeast Quarter of the Southeast Quarter and described as: Commencing at the Northeast corner of the Southeast Quarter of said Section 20; thence South 00 degrees 46 minutes 16 seconds West, assumed bearing, along the East line of said Southeast Quarter a distance of 573.41 feet; thence South 89 degrees 32 minutes 56 seconds west a distance of 522.34 feet to the point of beginning of the land to be described; thence South 00 degrees 00 minutes 22 seconds West a distance of 101. 97 feet; thence South 41 degrees 20 minutes 48 seconds West a distance of 105.68 feet; thence South 00 degrees 40 minutes 23 seconds West a distance of 325.50 feet; thence North 69 degrees 45 minutes 15 seconds West a distance of 267.14 feet; thence North 59 degrees 07 minutes 23 seconds West a distance of 101.35 feet; thence North 46 degrees 54 minutes 35 seconds West a distance of 103.71 feet; thence North 28 degrees 11 minutes 13 seconds West a distance of 59.79 feet; thence North 06 degrees 17 minutes 16 seconds West a distance of 58.63 feet; thence North 01 degree 25 minutes 33 seconds East a distance of 112.89 feet; thence North 76 degrees 04 minutes 26 seconds East a distance of 70.63 feet; thence North 04 degrees 57 minutes 24 seconds West a distance of 269.93 feet; thence North 24 degrees 41 minutes 37 seconds West a distance of 31.79 feet; thence North 89 degrees 07 minutes 57 seconds East a distance of 641.68 feet; thence South 00 degrees 18 minutes 57 seconds West a distance of 41.37 feet; thence South 87 degrees 35 minutes 17 seconds West a distance of 154.58 feet; thence South 00 degrees 00 minutes 22 seconds West a distance of 208.99 feet to the point of beginning and there terminating.

L1

Fee Owner: Darlene J. Bouman

Commitment No.: 01040-21608m

PIN: 01-017-0400

The Southwest Quarter of Section 17, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota.

L2

Fee Owner: Wayne A. Alderson and Monica R. Alderson, as Trustees of The Trust Agreement of Wayne and Monica Alderson

Commitment No.: 01040-21606b

PIN: 01-021-0400

The South Half of the Northwest Quarter of Section 21, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

L3

Fee Owner: George G. Anderson & Sons, Inc., a Minnesota business corporation Commitment No.: 01040-21606e

PIN: 01-022-0600

PIN: 01-022-1100

The West half of the Southwest Quarter, and that portion of the East half of the Southwest Quarter lying Northerly and Westerly of the Railroad Right of Way, in Section 22, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

L6

Fee Owner: Richard Imhoff

Commitment No.: 01040-21607a

PIN: 01-021-0300

The West half of the Northeast Quarter of Section 21, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

L13

Fee Owner: JK FOUR LLC, a Minnesota limited liability company

Commitment No.: 01040-21607k

PIN: 01-029-0200

The Northeast Quarter of Section 29, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota; EXCEPT for a tract consisting of approximately 2 acres and described as follows: beginning at the Northwest corner of said Northeast Quarter thence east 264 feet to a point; thence south 330 feet to a point; thence west 264 feet to a point; thence north to the point of beginning.

L14

Fee Owner: Alan Kuhlman and Lisa Kuhlman, as joint tenants

Commitment No.: 01040-21607m

PIN: 06-001-0300

The South half of the Southeast Quarter of Section 1, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota, EXCEPT the East 50 Rods of the North 17.75 Rods of the South half of the Southeast Quarter.

L15

Fee Owner: Thomas A. Mayberry

Commitment No.: 01040-21607p

PIN: 01-008-0100

The South Half of the Northwest Quarter of Section 8, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

L16

Fee Owner: Devin Schulze

Commitment No.: 01040-21607u

PIN: 01-029-0400

The Northwest Quarter of Section 29, Township 108 North, Range 44 West of the Fifth Principal Meridian, County of Pipestone, State of Minnesota.

L17

Fee Owner: James A. Reese and Marcia Reese, as Trustees of the James A. Reese Revocable Living Trust dated October 17, 2007, as to an undivided 1/5 interest; Michael V. Reese and Cynthia M. Reese as Trustees of the Michael V. Reese Revocable Living Trust dated February 15, 2008, an undivided 1/5 interest; and Richard Reese, an undivided 1/5 interest; and Patricia K. Fritz, an undivided 1/5 interest; and Barbara A. Kranick, an undivided 1/5 interest

Commitment No.: 01040-21607w

PIN: 10-002-0200

PIN: 10-002-0300

The East Half of Section 2, Township 107 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota, except a parcel consisting of approximately 46.2 acres described as follows: From the Southeast corner of the Southeast Quarter, North 90 degrees 00 minutes 00 seconds 916.2 feet to the point of beginning; thence North 90 degrees, 00 minutes 00 seconds West 1350.7 feet; thence North 03 degrees 30 minutes 00 seconds West 597.9 feet; thence North 37 degrees 57 minutes 00 seconds West 183.9 feet; thence North 48 degrees 01 minutes 00 seconds East 552.6 feet; thence North 56 degrees 19 minutes 00 seconds East 565.1 feet; thence South 89 degrees 25 minutes 00 seconds East 319.4 feet; thence South 73 degrees 27 minutes 00 seconds East 611.4 feet; thence South 00 degrees 23 minutes 00 seconds East 433.8 feet; thence South 19 degrees 33 minutes 00 seconds West 863.6 feet to the point of beginning.

L18

Fee Owner: David R. Schulze, Rodney A. Schulze, Jeffrey A. Schulze, and Jillene E. Johnson, as Trustees of the Schulze Family Irrevocable Trust dated February 1, 2007

Commitment No.: 01040-21608a

PIN: 01-019-0200

PIN: 01-019-0300

The Southwest Quarter of Section 19, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

L22

Fee Owner: James M. Overgaauw and Jason M. Overgaauw

Commitment No.: 01040-21607s- Amendment No. 1

PIN: 01-017-0100 (NE 1/4) – This PIN covers additional property not insured herein

A tract of land in the Northeast Quarter of Section 17, Township 108 North, Range 44 West of the Fifth Principal Meridian, County of Pipestone, State of Minnesota, described as follows: Commencing at the Northeast corner of said Northeast Quarter; thence South 89 degrees 59 minutes 46 seconds West, assumed bearing, along the North line of said Northeast Quarter a distance of 986.17 feet to the point of beginning of the land to be described; thence South 01 degree 58 minutes 14 seconds East a distance of 529.33 feet; thence North 89 degrees 56 minutes 28 seconds East a distance of 142.15 feet; thence South 00 degrees 31 minutes 32 seconds East a distance of 447.01 feet; thence North 89 degrees 29 minutes 50 seconds West a distance of 501.67 feet; thence North 00 degrees 33 minutes 27 seconds East a distance of 248.81 feet; thence North 88 degrees 48 minutes 00 seconds West a distance of 46.49 feet; thence North 00 degrees 39 minutes 14 seconds West a distance of 721.71 feet to the North line of the Northeast Quarter of Section 17, Township 108, Range 44 West; thence North 89 degrees 59 minutes 46 seconds East along said North line a distance of 389.49 feet to the point of beginning and there terminating.

L23

Fee Owner: Keith M. Welgraven and Jeanna Welgraven, as joint tenants

Commitment No.: 01040-21608k

PIN: 01-007-0400

The East 936.74 feet of the West 1092.30 feet of the South 930.05 feet of the Southwest Quarter of Section 7, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

L24

Fee Owner: Virgil P. Nielsen, Trustee, or his successors in trust, under the Virgil P. Nielsen Living Trust, dated March 22, 2007 and any amendments thereto.

Commitment No.: 01040-22518b

PIN: 06-002-0600 (SW1⁄4)

PIN: 06-002-0300 (W1⁄2 SE1⁄4)

The Southwest Quarter and the West Half of the Southeast Quarter of Section 2, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota.

L25

Fee Owner: Lynette K. Matzen, subject to the life estate interest of Dorothy J. Madsen

Commitment No.: 01040-22321d

PIN: 06-002-0500

The Southeast Quarter of the Southeast Quarter of Section 2, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota.

L26

Fee Owner: Vincent O. Danielson, as Trustee of the Vincent O. Danielson Revocable Trust Agreement, as to an undivided 1⁄2 interest; and Karilyn R. Danielson, as Trustee of the Karilyn R. Danielson Revocable Trust Agreement, as to an undivided 1⁄2 interest

Commitment No.: 01040-22518a and 01040-21608u

PIN: 06-014-0300

PIN: 06-001-0600

Parcel 1

The Southeast Quarter of Section 14, Township 108 North, Range 45 West, Pipestone County, Minnesota.

Parcel 2

The Southwest Quarter of Section 1, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota.

L27

Fee Owner: Eric and Gail Petersen Family Farms, LP, a Minnesota limited partnership

Commitment No.: 01040-22322a and 01040-22518f

Parcel 1

The South Half of the Southeast Quarter; and the Northeast Quarter of the Southeast Quarter (NE1/4SE1/4), all in Section 5, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota, EXCEPT Beginning at the Southeast corner of the Southeast Quarter of Section 5, Township 108 North, Range 44 West in Pipestone County, Minnesota, thence going West along the South line of said Section 5 a distance of 979 feet to the point of beginning; thence going North and parallel to the East line of said Section 5 a distance of 360 feet, thence West and parallel to the North line of said Section 5 a distance of 242 feet, thence South and parallel to the West line of said Section 5 a distance of 360 feet, thence East and parallel to the South line of Section 5 a distance of 242 feet to the point of beginning.

PIN: 01-005-0500

Parcel 2

The Northwest Quarter of the Southeast Quarter in Section 5, Township 108 North, Range 44

West of the 5th P.M., Pipestone County, Minnesota.

PIN: 01-005-0400

L28

Fee Owner: Thomas A. Mayberry

Commitment No.: 01040-21607p- Amendment No. 1

PIN: 01-008-0100

The North Half of the Northeast Quarter; the Southwest Quarter of the Northeast Quarter, and the Southeast Quarter of the Northeast Quarter, all in Section 8, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota, excepting therefrom: Commencing at the Northeast corner of the Northeast Quarter; thence West on the North line of said quarter section a distance of 868 feet to point of beginning; thence West 592.5 feet along said quarter section line; thence South 823.5 feet; thence East 592.5 feet; thence North 823.5 feet to the point of beginning, and all being in the Northeast Quarter of Section 8, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

L29

Fee Owner: Shirley Van Beek, also known as Shirley M. Van Beek

Commitment No.: 01040-22321k

PIN: 06-014-0400 covers additional land

The Southwest Quarter of Section 14, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota.

L31

Fee Owner: Cary R. Alderson, Trustee of the Cary R. Alderson Revocable Trust dated February 16, 2017, and any amendments thereto, as to Tract 1 and 2 Lana Alderson and Cary Ray Alderson, Trustees of the Wesley Alderson Family Trust dated April 11, 2010, as to an undivided 1/2 interest, and Lana Alderson and Wesley Alderson, as Trustees, or their successors in trust, under the Lana Alderson Living Trust dated February 5, 2009, as to Tract 3

Commitment No.: 01040-22321m and 01040-21606c- Amendment No. 1

PIN: 06-013-0500 (Tract 1)

PIN: 06-013-0400 (Tract 2)

PIN: 06-013-0100 (As to the NE1⁄4 Tract 3)

PIN: 06-013-0200 (As to the SE1⁄4 Tract 3)

Tract 1:

The South Half of the Southwest Quarter (S1⁄2 SW1⁄4) of Section Thirteen (13), Township One Hundred Eight (108) North, Range Forty-Five (45) West of the Fifth P.M., Pipestone County, Minnesota, EXCEPT a tract of land described as follows, to wit: Beginning at a point on the South line of said Southwest Quarter (SW1⁄4) 650 feet east of the Southwest corner of said Southwest Quarter (SW1⁄4); running thence east along the South line of said Southwest Quarter (SW1⁄4) 296.5 feet to a point; thence north 432 feet to a point; thence west 296.5 feet to a point; thence south 432 feet to the point of beginning.

Tract 2:

North Half (N1⁄2) of the Southwest Quarter (SW1⁄4) of Section Thirteen (13), Township One- Hundred Eight (108) North, Range Forty-Five (45) West of the Fifth P.M., Pipestone County, Minnesota.

Tract 3:

A tract of land located in the Southeast Quarter and Northeast Quarter of Section 13, Township 108 North, Range 45 West of the Fifth Principal Meridian, County of Pipestone, State of Minnesota, described as: Commencing at the Southeast corner of the Southeast Quarter of Section 13, Township 108, Range 45; thence North 00 degrees 06 minutes 53 seconds East assumed bearing along the East line of said Southeast Quarter a distance of 866.24 feet to the point of beginning of the land to be described; thence continuing North 00 degrees 06 minutes 53 seconds East along said East line a distance of 139.03 feet; thence North 89 degrees 49 minutes 26 seconds West a distance of 839.45 feet; thence South 00 degrees 06 minutes 53 seconds West a distance of 139.03 feet; thence South 89 degrees 49 minutes 26 seconds East a distance of 839.45 feet to the point of beginning and there terminating; and a second tract located in said Southeast Quarter and described as: Commencing at the Southeast corner of the Southeast Quarter of Section 13, Township 108, Range 45; thence North 89 degrees 39 minutes 44 seconds West assumed bearing along the South line of said Southeast Quarter a distance of 244.83 feet to the point of beginning of the land to be described; thence continuing North 89 degrees 39 minutes 44 seconds West along said South line a distance of 608.66 feet; thence North 03 degrees 08 minutes 01 second East a distance of 214.04 feet; thence North 32 degrees 44 minutes 52 seconds East a distance of 489.14 feet; thence North 01 degree 23 minutes 33 seconds East a distance of 91.72 feet; thence North 87 degrees 17 minutes 33 seconds East a distance of 113.83 feet; thence North 04 degrees 07 minutes 36 seconds East a distance of 88.17 feet; thence North 86 degrees 48 minutes 34 seconds East a distance of 73.83 feet; thence South 02 degrees 57 minutes 47 seconds East a distance of 172.92 feet; thence South 13 degrees 57 minutes 29 seconds East a distance of 330.68 feet; thence South 28 degrees 55 minutes 18 seconds East a distance of 88.62 feet; thence South 01 degree 06 minutes 56 seconds East a distance of 246.69 feet to the point of beginning and there terminating.

L33

Fee Owner: Cynthia M. Koenig

Commitment No.: 01040-22322j

PIN: 01-016-0350

The Northwest Quarter and the North Half of the Southwest Quarter of Section 16, Township 108 North, Range 44 West of the Fifth P.M., County of Pipestone, State of Minnesota, excepting all that part of the Northwest Quarter of Section 16, Township 108 North, Range 44 West, Pipestone County, Minnesota, being more particularly described as follows: Commencing at the northeast corner of said Northwest Quarter; thence North 89 degrees 58 minutes 17 seconds West, bearing based on Pipestone County Coordinate System, along the north line of said Northwest Quarter a distance of 590.00 feet to the point of beginning; thence continuing North 89 degrees 58 minutes 17 seconds West, along said north line, a distance of 735.00 feet; thence South 00 degrees 22 minutes 20 seconds West a distance of 756.00 feet; thence South 89 degrees 58 minutes 17 seconds East a distance of 735.00 feet; thence North 00 degrees 22 minutes 20 seconds East a distance of 756.00 feet to the point of beginning.

L34

Fee Owner: David R. Schulze, Rodney A. Schulze, Jeffrey A. Schulze and Jillene E.

Johnson, as Trustees of the Schulze Family Irrevocable Trust dated February 1, 2007

Commitment No.: 01040-22321r

PIN: 06-024-0500

The Southeast Quarter of Section 24, Township 108 North, Range 45 West of the 5th P.M., Pipestone County, Minnesota.

L36

Fee Owner: Richard L. Imhoff

Commitment No.: 01040-22323n and 01040-22323v

PIN: 01-030-0400 (Parcel 1)

PIN: 01-031-0100 (Parcel 2)

Parcel 1

The South Half of the Southeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth P.M., Pipestone County, Minnesota.

Parcel 2

The West Half of the East Half of the Northeast Quarter of Section 31, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota.

L37

Fee Owner: Harold Jasper and Gertrude Jasper, as Trustees of the Harold Jasper Revocable Trust Agreement dated October 11, 1993

Commitment No.: 01040-22323p

PIN: 01-029-0500

The Southwest Quarter of Section 29, Township 108 North, Range 45 West of the Fifth P.M., Pipestone County, Minnesota, except the North 610 feet of the South 1,916.1 feet of the West 450 feet thereof.

L38

Fee Owner: Adam LaBrune

Commitment No.: 01040-22323s

PIN: 01-028-0500

PIN: 01-028-0200

The South Half of the Southwest Quarter; the Northeast Quarter of the Southwest Quarter and the Northwest Quarter of the Southwest Quarter, all in Section 28, Township 108 North, Range 44 West of the Fifth P.M.,

Pipestone County, Minnesota, EXCEPT railroad right of way AND EXCEPT that portion conveyed to the State of Minnesota in Warranty Deed dated December 22, 1970, filed April 27, 1971, as Document No. 128479.

L40

Fee Owner: Wilton H. Dickerson

Commitment No.: 01040-22324m

PIN: 10-012-0200

The North Half of the Northwest Quarter and the Southeast Quarter of the Northwest Quarter, all in Section 12, Township 107 North, Range 44 West of the Fifth P.M., Pipestone County, Minnesota.

L41

Fee Owner: Earl DeWilde

Commitment No.: 01040-22322t

PIN: 01-018-0550

Northwest Fractional Quarter of Section 18, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota, EXCEPT for the following described tract: A tract of land located in the Northwest Fractional Quarter of Section 18, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota, described as follows: Commencing at the Northwest corner of the Northwest Fractional Quarter of Section 18, Township 108 North, Range 44 West of the 5th P.M., thence East along the North line said section a distance of 1,220.00 feet; thence South a distance of 925.00 feet to the point of beginning; thence West along a line parallel to the North line of said Section 18, a distance of 360.00 feet; thence South along a line parallel to the West line of said Section 18, a distance of 670.00 feet; thence East along a line a parallel to the North line of said Section 18, a distance of 655.00 feet; thence North along a line parallel to the East line of said Section 18, a distance of 670.00 feet; thence West along a line parallel to the West line of said Section 18, a distance of approximately 295.00 feet to the point of beginning.

L42

Fee Owner: Ryan A. LaBrune and Stephanie K. LaBrune, as tenants in common

Commitment No.: 01040-22518d

PIN: 01-034-0225

A tract of land located in the Northwest Quarter of Section 34, Township 108, Range 44 West of the 5th P.M., Pipestone County, Minnesota described as follows: Commencing at the Northwest corner of said Northwest Quarter; thence South 89 degrees 59 minutes 27 seconds East assumed bearing along the North line of said Northwest Quarter a distance of 753.97 feet to the point of beginning of the land to be described; thence continuing South 89 degrees 59 minutes 27 seconds East along said North line a distance of 446.98 feet; thence South 00 degrees 09 minutes 00 seconds East a distance of 520.67 feet; thence South 30 degrees 21 minutes 28 seconds East a distance of 42.10 feet; thence South 72 degrees 40 minutes 11 seconds East a distance of 158.79 feet; thence South 27 degrees 44 minutes 43 seconds East a distance of 16.13 feet; thence South 00 degrees 28 minutes 59 seconds East a distance of 364.53 feet; thence South 58 degrees 53 minutes 23 seconds West a distance of 146.13 feet; thence South 64 degrees 54 minutes 43 seconds West a distance of 222.80 feet; thence North 66 degrees 48 minutes 10 seconds West a distance of 72.31 feet; thence North 28 degrees 41 minutes 15 seconds West a distance of 114.54 feet; thence North 02 degrees 12 minutes 07 seconds West a distance of 123.81 feet; thence North 66 degrees 03 minutes 27 seconds West a distance of 81.53 feet; thence North 02 degrees 49 minutes 16 seconds West a distance of 153.27 feet; thence North 87 degrees 47 minutes 59 seconds West a distance of 94.82 feet; thence North 00 degrees 40 minutes 57 seconds West a distance of 328.27 feet; thence North 00 degrees 18 minutes 08 seconds East a distance of 382.41 feet to the point of beginning and there terminating. EXCEPT A tract of land located in the Northwest Quarter of Section 34, Township 108, Range 44 West of the 5th P.M., Pipestone County, Minnesota described as follows: All that land contained within the following legal description which lies East of a line perpendicular to the North line of said Section 34, said line being distant 406.98 feet East of the point of beginning as described in the following tract: Commencing at the Northwest corner of said Northwest Quarter; thence South 89 degrees 59 minutes 27 seconds East assumed bearing along the North line of said Northwest Quarter a distance of 753.97 feet to the point of beginning of the land to be described; thence continuing South 89 degrees 59 minutes 27 seconds East along said North line a distance of 446.98 feet; thence South 00 degrees 09 minutes 00 seconds East a distance of 520.67 feet; thence South 30 degrees 21 minutes 28 seconds East a distance of 42.10 feet; thence South 72 degrees 40 minutes 11 seconds East a distance of 158.79 feet; thence South 27 degrees 44 minutes 43 seconds East a distance of 16.13 feet; thence South 00 degrees 28 minutes 59 seconds East a distance of 364.53 feet; thence South 58 degrees 53 minutes 23 seconds West a distance of 146.13 feet; thence South 64 degrees 54 minutes 43 seconds West a distance of 222.80 feet; thence North 66 degrees 48 minutes 10 seconds West a distance of 72.31 feet; thence North 28 degrees 41 minutes 15 seconds West a distance of 114.54 feet; thence North 02 degrees 12 minutes 07 seconds West a distance of 123.81 feet; thence North 66 degrees 03 minutes 27 seconds West a distance of 81.53 feet; thence North 02 degrees 49 minutes 16 seconds West a distance of 153.27 feet; thence North 87 degrees 47 minutes 59 seconds West a distance of 94.82 feet; thence North 00 degrees 40 minutes 57 seconds West a distance of 328.27 feet; thence North 00 degrees 18 minutes 08 seconds East a distance of 382.41 feet to the point of beginning and there terminating.

L43

Fee Owner: Ryan A. LaBrune and Stephanie K. LaBrune, as joint tenants

Commitment No.: 01040-22518d

PIN: 01-034-0200

A tract of land located in the Northwest Quarter of Section 34, Township 108, Range 44 West of the 5th P.M., Pipestone County, Minnesota described as follows: All that land contained within the following legal description which lies East of a line perpendicular to the North line of said Section 34, said line being distant 406.98 feet East of the point of beginning as described in the following tract: Commencing at the Northwest corner of said Northwest Quarter; thence South 89 degrees 59 minutes 27 seconds East assumed bearing along the North line of said Northwest Quarter a distance of 753.97 feet to the point of beginning of the land to be described; thence continuing South 89 degrees 59 minutes 27 seconds East along said North line a distance of 446.98 feet; thence South 00 degrees 09 minutes 00 seconds East a distance of 520.67 feet; thence South 30 degrees 21 minutes 28 seconds East a distance of 42.10 feet; thence South 72 degrees 40 minutes 11 seconds East a distance of 158.79 feet; thence South 27 degrees 44 minutes 43 seconds East a distance of 16.13 feet; thence South 00 degrees 28 minutes 59 seconds East a distance of 364.53 feet; thence South 58 degrees 53 minutes 23 seconds West a distance of 146.13 feet; thence South 64 degrees 54 minutes 43 seconds West a distance of 222.80 feet; thence North 66 degrees 48 minutes 10 seconds West a distance of 72.31 feet; thence North 28 degrees 41 minutes 15 seconds West a distance of 114.54 feet; thence North 02 degrees 12 minutes 07 seconds West a distance of 123.81 feet; thence North 66 degrees 03 minutes 27 seconds West a distance of 81.53 feet; thence North 02 degrees 49 minutes 16 seconds West a distance of 153.27 feet; thence North 87 degrees 47 minutes 59 seconds West a distance of 94.82 feet; thence North 00 degrees 40 minutes 57 seconds West a distance of 328.27 feet; thence North 00 degrees 18 minutes 08 seconds East a distance of 382.41 feet to the point of beginning and there terminating.

LESS AND EXCEPT

The South 500 feet of the North Half (N1/2) of the East Half (E1/2) of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4).

L44

Fee Owner: Russell Allen Cambern and Constance Jean Cambern, as joint tenants

Commitment No.: 01040-22518h

PIN: 01-029-0100

Beginning at the Northwest corner of the Northeast Quarter of Section 29, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota, thence East 264 feet to a point, thence South 330 feet to a point, thence West 264 feet to the West line of said Northeast Quarter, thence North to the place of beginning.

L45

Fee Owner: Gregory Martens and Jackie Martens, as joint tenants

Commitment No.: 01040-22518g

PIN: 10-012-0400

A tract of land in the North Half of the Southwest Quarter of Section 12, Township 107 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota, described as follows, to wit: Beginning at a point on the West line of said Section 12, 1,667.8 feet North of the Southwest corner of said section, thence East 489.1 feet to a point; thence North and parallel with the West line of said section 62.7 feet to a point; thence East 427.0 feet to a point; thence North and parallel with the West line of said section 379.5 feet to a point; thence West 200 feet to a point; thence in a Northwesterly direction to a point which is 2,465.7 feet North and 530.6 feet East of the Southwest corner of said section; thence West 303.6 feet to a point; thence South and parallel with the West line of said section 379.5 feet to a point; thence West 227.0 feet to a point on the West line of said section; thence South along the West line of said section 418.4 feet to the point of beginning, County of Pipestone, State of Minnesota.

L46

Fee Owner: Verlyn R. DeWilde and Barbara J. DeWilde, Trustees of the Verlyn R.

DeWilde and Barbara J. DeWilde Revocable Trust, dated August 9, 2012

PIN: 01-017-0200

A tract of land in the Northwest Quarter of Section 17, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows, to wit: Beginning at a point on the North line of said Northwest Quarter 810 feet East of the Northwest corner of said Northwest Quarter; thence South on a line parallel with the West line of said Northwest Quarter 500 feet to a point; thence East on a line parallel with the North line of said Northwest Quarter 885 feet to a point; thence North on a line parallel with the West line of said Northwest Quarter 500 feet to a point on the North line of said Northwest Quarter; thence West along the North line of said Northwest Quarter 885 feet to the point of beginning.

L47

Fee Owner: Bernard Bouman and Janet Bouman, as joint tenants

Commitment No.: 01040-21606hh

PIN: 01-020-0100

That part of the Northeast Quarter of the Southeast Quarter of Section 20, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as: Commencing at the Northeast corner of the Southeast Quarter of said Section 20; thence South 00 degrees 46 minutes 16 seconds West, assumed bearing, along the East line of said Southeast Quarter a distance of 573.41 feet; thence South 89 degrees 32 minutes 56 seconds west a distance of 522.34 feet to the point of beginning of the land to be described; thence South 00 degrees 00 minutes 22 seconds West a distance of 101. 97 feet; thence South 41 degrees 20 minutes 48 seconds West a distance of 105.68 feet; thence South 00 degrees 40 minutes 23 seconds West a distance of 325.50 feet; thence North 69 degrees 45 minutes 15 seconds West a distance of 267.14 feet; thence North 59 degrees 07 minutes 23 seconds West a distance of 101.35 feet; thence North 46 degrees 54 minutes 35 seconds West a distance of 103.71 feet; thence North 28 degrees 11 minutes 13 seconds West a distance of 59.79 feet; thence North 06 degrees 17 minutes 16 seconds West a distance of 58.63 feet; thence North 01 degree 25 minutes 33 seconds East a distance of 112.89 feet; thence North 76 degrees 04 minutes 26 seconds East a distance of 70.63 feet; thence North 04 degrees 57 minutes 24 seconds West a distance of 269.93 feet; thence North 24 degrees 41 minutes 37 seconds West a distance of 31.79 feet; thence North 89 degrees 07 minutes 57 seconds East a distance of 641.68 feet; thence South 00 degrees 18 minutes 57 seconds West a distance of 41.37 feet; thence South 87 degrees 35 minutes 17 seconds West a distance of 154.58 feet; thence South 00 degrees 00 minutes 22 seconds West a distance of 208.99 feet to the point of beginning and there terminating.

L48

Fee Owner: Earl J. De Wilde and Sheryll L. De Wilde, Trustees of the Earl J. De Wilde and Sheryll L. De Wilde Revocable Trust

Commitment No.: 01040-22322tt

PIN: 01-018-0500

A tract of land in the Northwest Fractional Quarter of Section 18, Township 108 North, Range 44 West of the 5th P.M., Pipestone County, Minnesota, described as follows:

Commencing at the Northwest corner of the Northwest Fractional Quarter of Section 18, Township 108 North, Range 44 West of the 5th P.M., thence East along the North line said section a distance of 1,220.00 feet; thence South a distance of 925.00 feet to the point of beginning; thence West along a line parallel to the North line of said Section 18, a distance of 360.00 feet; thence South along a line parallel to the West line of said Section 18, a distance of 670.00 feet; thence East along a line a parallel to the North line of said Section 18, a distance of 655.00 feet; thence North along a line parallel to the East line of said Section 18, a distance of 670.00 feet; thence West along a line parallel to the West line of said Section 18, a distance of approximately 295.00 feet to the point of beginning.

L49

Fee Owner: Rod Schulze and Linda K. Schulze, as Trustees of the Rod Schulze Revocable Living Trust dated May 3, 2010, as to an undivided 1/2 interest and Linda K. Schulze and Rod Schulze, as Trustees of the Linda K. Schulze Revocable Living Trust dated May 3, 2010, as to an undivided 1/2 interest (as to Parcel 3) Linda K. Schulze and Rod Schulze, as Trustees of the Linda K. Schulze Revocable Living Trust dated May 3, 2010 (as to Parcel 4)

Commitment No.: 01040-21608c

PIN: 01-030-0700 (Parcel 3)

PIN: 01-030-0725 (Parcel 4)

Parcel 3:

A tract of land located in the East Half of the Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows: Beginning at a point on the East line of the Northeast Quarter of said Section 30 being 1,320 feet south of the Northeast corner of said Northeast Quarter; thence West and parallel with the North line of said Northeast Quarter a distance of 858 feet; thence South and parallel to the East line of said Northeast Quarter a distance of 792 feet; thence East and parallel with the North line of said Northeast Quarter a distance of 858 feet to a point on the East line of said Northeast Quarter; thence North along the East line of said Northeast Quarter a distance of 792 feet to the point of beginning.

EXCEPTING THEREFROM a tract of land located in the East Half of the Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows: Commencing at the northeast corner of said Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota; thence along the east line of said Section having an assumed bearing of South 0 degree 02 minutes 24 seconds West a distance of 1,867.84 feet to the point of beginning of the land to be described; thence continuing along the east line of said Section having a bearing of South 0 degree 02 minutes 24 seconds West a distance of 276.00 feet; thence at a bearing of North 89 degrees 18 minutes 42 seconds West a distance of 503.80 feet; thence at a bearing of North 0 degree 02 minutes 24 seconds East a distance of 276.00 feet; thence at a bearing of South 89 degrees 18 minutes 42 seconds East a distance of 503.80 feet to the point of beginning.

Parcel 4:

A tract of land located in the East Half of the Northeast Quarter of Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota, described as follows: Commencing at the northeast corner of said Section 30, Township 108 North, Range 44 West of the Fifth Principal Meridian, Pipestone County, Minnesota; thence along the east line of said Section having an assumed bearing of South 0 degree 02 minutes 24 seconds West a distance of 1,867.84 feet to the point of beginning of the land to be described; thence continuing along the east line of said Section having a bearing of South 0 degree 02 minutes 24 seconds West a distance of 276.00 feet; thence at a bearing of North 89 degrees 18 minutes 42 seconds West a distance of 503.80 feet; thence at a bearing of North 0 degree 02 minutes 24 seconds East a distance of 276.00 feet; thence at a bearing of South 89 degrees 18 minutes 42 seconds East a distance of 503.80 feet to the point of beginning.

II.         PROPERTIES IN THE STATE OF NORTH DAKOTA

1.	The following described real property, situate, lying and being in the County of Traill, to wit:

Hatton Substation (Expansion )

The South 111.00 feet of the North 161.00 feet of the East 155.00 feet of the West 221.00 feet of the Northwest Quarter of Section 17, Township 148 North, Range 53 West, Traill County, North Dakota, EXCEPT the following described parcels:

Parcel 1:

Beginning at a point 50 feet South and 66 feet East of the Northwest corner of Section 17, Township 148 North, Range 53 West, Traill County, North Dakota; thence South a distance of 60 feet along the East right of way boundary of North Dakota State Highway Number 18; thence 89 degrees 32 minutes left a distance of 60 feet; thence 90 degrees 28 minutes left a distance of 60 feet; thence 89 degrees 32 minutes left a distance of 60 feet to the point of beginning.

Parcel 2:

Commencing at a point 50 feet South and 66 feet East of the Northwest corner of said Section 17, Township 148 North, Range 53 West, Traill County, North Dakota; thence South a distance of 60 feet along the East right-of-way boundary of North Dakota State Highway Number 18; thence 89 degrees 32 minutes left a distance of 60 feet to the point of beginning of the tract being conveyed herein; thence 90 degrees 28 minutes left a distance of 60 feet; thence 90 degrees 28 minutes right a distance of 60 feet; thence 89 degrees 32 minutes right a distance of 60 feet; thence 90 degrees 28 minutes right a distance of 60 feet to the point of beginning.

Traill County, North Dakota

TRANSMISSION LINES OF THE COMPANY

I.         IN THE STATE OF MINNESOTA

Line 0522

Pipestone

Sections 11, Township 107 North, Range 44 West

Line 0795

Stearns County

Sections 3, 4 & 9, Township 125 North, Range 32 West

Line 0823

Kandiyohi County

Sections 36, Township 119 North, Range 36 West

Line 0833

Wright County

Section 26, Township 119 North, Range 28 West

Line 0954

Stearns County

Sections 4, 9 & 10, Township 125 North, Range 32 West

Line 0972

Lincoln County

Section 2, Township 112 North, Range 46 West

Line 5409

Hennepin County

Sections 9 & 10, Township 118 North, Range 22 West

II.         IN THE STATE OF NORTH DAKOTA

Line 0839

Cass County

Section 1 & 2, Township 139 North, Range 49 West

Section 35, Township 140 North, Range 49 West

Line 5571

Cass County

Sections 28, 33, 34 & 35, Township 140 North, Range 49 West

III.         IN THE STATE OF SOUTH DAKOTA

Line 0729

Minnehaha County

Section 9, Township 101 North, Range 49 West

SCHEDULE B

Recording Information Regarding Supplemental and Restated Trust Indenture dated May 1, 1988

State of Minnesota

County	Date of Recording	Document Number	Book/Page

Anoka (Torrens)	11/29/1988	181145

Anoka (Abstract)	11/29/1988	832568

Benton (Abstract)	11/29/1988	190574

Blue Earth (Torrens)	11/28/1988	37394

Blue Earth (Abstract)	11/28/1988	304cr087

Brown (Abstract)	11/29/1988	251892

Carver (Torrens)	11/28/1988	59272

Carver (Abstract)	11/28/1988	101412

Chippewa (Abstract)	11/28/1988	208437	Book 124, Page 253

Chisago (Abstract)	11/28/1988	214037

Clay (Abstract)	11/28/1988	418408

Dakota (Torrens)	11/28/1988	210144

Dakota (Abstract)	11/28/1988	867502

Dodge (Torrens)	11/29/1988	1780

Dodge (Abstract)	11/29/1988	75435	Book 109, Page 814

Douglas (Abstract)	11/28/1988	94699

Goodhue (Abstract)	11/28/1988	324383

Hennepin (Torrens)	11/23/1988	1977022

Hennepin (Abstract)	11/23/1988	5480278

Houston (Abstract)	11/28/1988	156468	Book 353, Page 444

Kandiyohi (Abstract)	11/28/1988	337360

LeSueur (Abstract)	11/28/1988	212560

Lincoln (Abstract)	8/7/2015	2015-000887

Lyon (Abstract)	11/28/1988	72618	Book 273, Page 167

Martin (Abstract)	4/29/2015	2015R-424949

McLeod (Abstract)	11/29/1988	225742	Book 259, Page 425

Meeker (Abstract)	11/28/1988	226716	Book 579, Page 272

Morrison (Abstract)	4/28/2015	535016

Mower (Abstract)	11/29/1988	390965	Book 443, Page 475

Murray (Abstract)	11/28/1988	179222

Nicollet (Abstract)	11/28/1988	173585	Book 232, Page 280

Nobles (Abstract)	8/6/2015	A347946

Norman (Abstract)	11/29/1988	180366

Pipestone (Abstract)	11/29/1988	158524	Book 277, Page 311

B-1

County	Date of Recording	Document Number	Book/Page

Pope (Abstract)	11/28/1988	175439	Book 88, Page 31

Ramsey (Torrens)	11/28/1988	884195

Ramsey (Abstract)	11/28/1988	2470568

Redwood (Abstract)	11/28/1988	256933	Book 212, Page 713

Renville (Abstract)	11/29/1988	269077	Book 200, Page 46

Rice (Abstract)	11/29/1988	334010	Book 503, Page 69

Rock (Abstract)	8/24/2015	186849

Roseau (Abstract)	9/16/1991	198662	Book 373, Page 210

Scott (Torrens)	11/28/1988	44347

Scott (Abstract)	11/28/1988	253860

Sherburne (Torrens)	11/29/1988	11080

Sherburne (Abstract)	11/29/1988	224494

Sibley (Abstract)	11/28/1988	143383	Book 99, Page 261

Stearns (Abstract)	11/28/1988	649221

Steele (Abstract)	8/6/2015	A000403527

Wabasha (Abstract)	11/28/1988	185033	Book 149, Page 378

Waseca (Abstract)	11/29/1988	179370	Book 131, Page 7

Washington (Torrens)	11/28/1988	93239

Washington (Abstract)	11/28/1988	588235

Watonwan (Abstract)	11/29/1988	154112

Winona (Torrens)	11/28/1988	323976

Winona (Abstract)	11/28/1988	323976

Wright (Torrens)	11/28/1988	7562

Wright (Abstract)	11/28/1988	450576	Book 218, Page 950

Yellow Medicine (Abstract)	11/29/1988	194226	Book 182, Page 566

State of North Dakota

County	Date of Recording	Document Number

Cass	11/28/1988	695915

Dickey	3/27/2019	189695

Grand Forks	11/29/1988	444310

Rolette	8/13/2015	64617

Stutsman	8/13/2015	214042

Traill	11/29/1988	131627

Ward	11/29/1988	669918

B-2